REPORT ON FORM N-CSR
                    RESPONSES FOR MASON STREET FUNDS, INC.

ITEM 1.     REPORTS TO STOCKHOLDERS

Reproduction rights granted by the Milwaukee Art Museum.



                                        Annual Report
                                        ----------------------------------------
                                   -------------------------------------
                                                         MARCH 31, 2004


                                                                   [LOGO]
                                                                Mason Street
                                                                  FUNDS/R

Table of Contents

LETTER TO SHAREHOLDERS                                                        1
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PERFORMANCE SUMMARY                                                           3
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SMALL CAP GROWTH STOCK FUND                                                   5
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AGGRESSIVE GROWTH STOCK FUND                                                 11
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INTERNATIONAL EQUITY FUND                                                    17
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INDEX 400 STOCK FUND                                                         21
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GROWTH STOCK FUND                                                            29
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LARGE CAP CORE STOCK FUND                                                    34
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INDEX 500 STOCK FUND                                                         40
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ASSET ALLOCATION FUND                                                        49
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HIGH YIELD BOND FUND                                                         66
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MUNICIPAL BOND FUND                                                          75
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SELECT BOND FUND                                                             84
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FINANCIAL STATEMENTS                                                         92
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NOTES TO FINANCIAL STATEMENTS                                               142
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REPORT OF INDEPENDENT AUDITORS                                              148
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DISTRIBUTIONS                                                               149
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DIRECTOR AND OFFICER INFORMATION                                            150
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This report is submitted for the general information of shareholders of Mason
Street Funds/R. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully before investing.

Letter to Shareholders

[PHOTO]
For the twelve months ended March 31, 2004, which is the fiscal year for the Mason Street Funds, the stock market was quite strong. The S&P 500/R Index had a total return of 35.10%, the highest return for any twelve month period since March 1998. Other measures of equity performance were even stronger, reflecting market leadership by smaller capitalization and speculative stocks during most of 2003: the S&P SmallCap 600 Index had a return of 56.49% for the twelve month period and the Russell 2000 Index (a small stock index) had a return of 63.84%.(1)

After three years of extreme weakness, the market recovery was led by many of the prior underperforming groups, notably the Information Technology sector. Investors redirected portfolio weights to more speculative companies, with some of the best performers lacking positive earnings. Among the strongest sectors were Financials, Consumer Discretionary and Industrials, all of which tend to be sensitive to overall economic conditions. These trends can be attributed to an economy that expanded throughout 2003, culminating in a spectacular annualized GDP growth rate of 8.2% in the third quarter. For all of 2003, real GDP grew 3.1%.

The bond market delivered positive returns for the twelve months ended March 31, 2004, but significantly lower than the stock market. For example, the total return of the Merrill Lynch Domestic Master Index (a broadly based investment grade bond index) was 5.43% for the twelve month period. As in the stock market, riskier bonds performed much better than securities of the highest quality. Return on the Lehman Brothers High Yield Intermediate Market Index (an index of non-investment grade bonds) was 21.69%.(1)

Investor sentiment was more difficult to gauge in the first quarter of 2004. The stock market was essentially flat for the quarter, and more defensive industry groups temporarily re-emerged. In the early months of 2004, the stock market began to respond to concerns about the sustainability of the economic recovery. Considerable stimulus, in the form of low interest rates and tax cuts, has been necessary to achieve the growth realized to date, which has been fueled mainly by consumer spending and investments in housing. Examination of past economic cycles suggests that more evidence of accelerating business investment and job growth is usual at this point in the cycle. Job creation remained a concern at March 31, 2004, which was attributed to a combination of improving productivity and the movement of jobs offshore. However, reports issued in early April indicated strength in March and upward revision for January and February. These reports, along with positive news about corporate profits and durable goods orders in late March, makes it seem increasingly likely that the recovery will prove to be self-sustaining.

With just a few months remaining until the November presidential election, and the campaigns of both parties well under way, many political analysts anticipate a tight race. Since continued economic growth is very important to the Bush administration, we expect that the government will continue its growth-oriented policies.

If economic growth does continue, it seems likely that capital markets will continue to provide positive returns. However, the stock market is traditionally a leading indicator, moving up ahead of the economy as a whole. The high returns from all the major equity indices over the last year reflect, in part, the anticipation of the growth we are now experiencing. It would not be reasonable to expect the high returns of recent periods to continue indefinitely, or the boom years of the late 1990s to return. As always, we urge investors to take a long-term view, and to select a well diversified personal portfolio of funds consistent with your needs and objectives.

Reports of malfeasance in the corporate world and among investment managers may have made some investors wary of participating in capital markets. In recent months regulatory authorities and financial publications have focused on "market timing" in some mutual funds, which enabled some investors to profit at the expense of other investors in the funds. Traders who market time typically take advantage of the fact that some securities are not actively trading near the time U.S. markets close, when net asset value (NAV) for the funds is established each day. In the case of foreign securities, the last trade may have taken place many hours earlier on an exchange in Asia or Europe and may therefore be "stale," not reflecting news that broke after a foreign exchange closed.

We at Mason Street Funds believe strongly that all shareholders must be treated fairly, and that none should have an advantage over any other. Management recognized

(1) For further information regarding the Indices, please see the footnotes found on page 2 of this annual report.

early on that market timing was an important issue for shareholders and determined independently that a fair value pricing system for foreign securities (that is, a system that can establish a theoretical price incorporating all information available at the time NAV is calculated) was essential to help eliminate an economic incentive for market timers. When no such pricing system was commercially available, Mason Street Funds developed its own state-of-the-art system, which was implemented on March 4, 2002 for the International Equity Fund. Other companies have now followed suit. We are proud that we acted aggressively and creatively to protect our investors from such unfair trading practices.

We are steadfastly committed to responsible and highly ethical practices of investment management, and we take very seriously the trust in our organization that you have demonstrated by investing with Mason Street Funds.
Mason Street Funds

/s/Mark G. Doll

MARK G. DOLL
President
Mason Street Advisors, LLC

The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of March 31, 2004, the 600 companies in the composite had a median market capitalization of $661.4 million and total market value of $452.3 billion. The SmallCap 600 represents approximately 2.7% of the market value of Compustat's database of over 11,372 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Russell 3000 Index ranged from $286 billion to $117 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $444 million; the median market capitalization was approximately $352 million. The Russell 2000 Index had a total market capitalization range of approximately $1.2 billion to $117 million. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the Index excludes pay-in kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The Index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

                                                                  March 31, 2004


Performance Summary
For the Periods Ended March 31, 2004
CLASS A - WITHOUT INITIAL SALES CHARGE

                      Small Cap Aggressive             Index
                       Growth     Growth International  400     Growth   Large Cap Index 500   Asset  High Yield Municipal  Select
Total Return            Stock      Stock     Equity    Stock     Stock  Core Stock   Stock  Allocation   Bond       Bond     Bond
  (as of 3/31/2004)    Fund(2)     Fund       Fund    Fund(2)    Fund      Fund      Fund      Fund      Fund       Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                 42.24%    30.01%    56.65%    47.47%    22.87%    27.38%    34.00%    24.55%    22.79%      5.31%    6.50%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative    23.86%     1.35%    10.77%    33.07%    -8.11%    -9.68%    -0.43%    10.03%    24.11%     20.64%   27.48%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized     7.39%     0.45%     3.47%     9.99%    -2.78%    -3.34%    -0.14%     3.24%     7.47%      6.45%    8.43%
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Five Year Cumulative       N/A     36.22%    16.17%      N/A     -6.13%   -20.92%    -9.00%    33.65%    29.75%     34.18%   47.72%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Annualized       N/A      6.38%     3.04%      N/A     -1.26%    -4.59%    -1.87%     5.97%     5.35%      6.06%    8.12%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception(1)       77.80%    98.66%    14.56%    47.30%    61.20%    24.66%    56.99%    82.75%    47.02%     59.55%   73.23%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized             12.97%    10.30%     1.96%     8.55%     7.06%     3.20%     6.65%     9.00%     5.66%      6.90%    8.17%
------------------------------------------------------------------------------------------------------------------------------------



CLASS A - WITH INITIAL SALES CHARGE(3)
                      Small Cap Aggressive             Index
                       Growth     Growth International  400     Growth   Large Cap Index 500   Asset  High Yield Municipal  Select
Total Return            Stock      Stock     Equity    Stock     Stock  Core Stock   Stock  Allocation   Bond       Bond     Bond
  (as of 3/31/2004)    Fund(2)     Fund       Fund    Fund(2)    Fund      Fund      Fund      Fund      Fund       Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                 35.53%    23.84%    49.21%    40.47%    17.05%    21.34%    27.68%    18.66%    16.99%      0.28%    1.42%
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Three Year Cumulative    17.97%    -3.44%     5.55%    26.75%   -12.49%   -13.96%    -5.13%     4.79%    18.27%     14.95%   21.47%
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Three Year Annualized     5.66%    -1.16%     1.82%     8.22%    -4.35%    -4.89%    -1.74%     1.57%     5.75%      4.75%    6.70%
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Five Year Cumulative       N/A     29.79%    10.69%      N/A    -10.58%   -24.70%   -13.33%    27.33%    23.56%     27.81%   40.73%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Annualized       N/A      5.35%     2.05%      N/A     -2.21%    -5.52%    -2.82%     4.95%     4.32%      5.03%    7.07%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception(1)       69.34%    89.20%     9.11%    40.28%    53.52%    18.72%    49.51%    74.05%    40.02%     51.95%   64.98%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized             11.80%     9.54%     1.25%     7.43%     6.32%     2.48%     5.91%     8.24%     4.93%      6.16%    7.41%
------------------------------------------------------------------------------------------------------------------------------------



CLASS B - WITHOUT CONTINGENT DEFERRED SALES CHARGE
                      Small Cap Aggressive             Index
                       Growth     Growth International  400     Growth   Large Cap Index 500   Asset  High Yield Municipal  Select
Total Return            Stock      Stock     Equity    Stock     Stock  Core Stock   Stock  Allocation   Bond       Bond     Bond
  (as of 3/31/2004)    Fund(2)     Fund       Fund    Fund(2)    Fund      Fund      Fund      Fund      Fund       Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                 41.31%    29.08%    55.86%    46.46%    22.08%    26.32%    33.06%    23.72%    22.19%      4.62%    5.80%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative    21.42%    -0.68%     8.50%    30.50%    -9.92%   -11.58%    -2.31%     7.68%    21.71%     18.30%   25.03%
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Three Year Annualized     6.68%    -0.23%     2.76%     9.28%    -3.42%    -4.02%    -0.78%     2.50%     6.77%      5.76%    7.73%
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Five Year Cumulative       N/A     31.65%    12.41%      N/A     -9.17%   -23.56%   -11.76%    29.11%    25.74%     29.88%   43.02%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Annualized       N/A      5.65%     2.37%      N/A     -1.91%    -5.23%    -2.47%     5.24%     4.69%      5.37%    7.42%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception(1)       72.69%    89.63%     9.52%    43.13%    54.03%    18.96%    50.38%    74.37%    40.38%     52.31%   65.46%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized             12.27%     9.57%     1.31%     7.89%     6.37%     2.51%     6.00%     8.27%     4.96%      6.20%    7.46%
------------------------------------------------------------------------------------------------------------------------------------



CLASS B - WITH CONTINGENT DEFERRED SALES CHARGE(4)
                      Small Cap Aggressive             Index
                       Growth     Growth International  400     Growth   Large Cap Index 500   Asset  High Yield Municipal  Select
Total Return            Stock      Stock     Equity    Stock     Stock  Core Stock   Stock  Allocation   Bond       Bond     Bond
  (as of 3/31/2004)  Fund(2)(5)    Fund       Fund  Fund(2)(5)   Fund      Fund      Fund      Fund      Fund       Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                 36.31%    24.08%    50.86%    41.46%    17.08%    21.32%    28.06%    18.72%    17.19%     -0.38%    0.80%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative    18.42%    -3.42%     5.50%    27.50%   -12.62%   -14.23%    -5.24%     4.68%    18.85%     15.30%   22.03%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized     5.80%    -1.15%     1.80%     8.44%    -4.40%    -4.99%    -1.78%     1.54%     5.93%      4.86%    6.86%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Cumulative       N/A     29.85%    10.41%      N/A    -10.75%   -24.98%   -13.42%    27.11%    24.11%     27.88%   41.02%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Annualized       N/A      5.36%     2.00%      N/A     -2.25%    -5.59%    -2.84%     4.91%     4.42%      5.04%    7.12%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception(1)       70.69%    89.63%     9.52%    41.13%    54.03%    18.96%    50.38%    74.37%    40.38%     52.31%   65.46%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized             11.99%     9.57%     1.31%     7.57%     6.37%     2.51%     6.00%     8.27%     4.96%      6.20%    7.46%
------------------------------------------------------------------------------------------------------------------------------------


Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(1)  Unless specifically noted, inception date is 3/31/1997.

(2)  Inception date is 7/12/1999.

(3)  Class A performance reflects the maximum sales charge of 4.75%.

(4) Unless specifically noted, Class B performance reflects a contingent deferred sales charge of 5% for One Year, 3% for Three Year, 2% for Five Year and 0% for Since Inception.

(5) Class B performance reflects a contingent deferred sales charge of 5% for One Year, 3% for Three Year and 2% for Since Inception.


For the Periods Ended March 31, 2004
SYNTHETIC CLASS C - WITHOUT CONTINGENT DEFERRED SALES CHARGE(3)(5)
                      Small Cap Aggressive             Index
                       Growth     Growth International  400     Growth   Large Cap Index 500   Asset  High Yield Municipal  Select
Total Return            Stock      Stock     Equity    Stock     Stock  Core Stock   Stock  Allocation   Bond       Bond     Bond
  (as of 3/31/2004)    Fund(2)     Fund       Fund    Fund(2)    Fund      Fund      Fund      Fund      Fund       Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                 41.31%    29.19%      N/A       N/A     22.08%      N/A       N/A     23.72%    22.00%      N/A      5.78%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative    21.42%    -0.60%      N/A       N/A     -9.92%      N/A       N/A      7.68%    21.52%      N/A     25.01%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized     6.68%    -0.20%      N/A       N/A     -3.42%      N/A       N/A      2.50%     6.71%      N/A      7.72%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Cumulative       N/A     31.76%      N/A       N/A     -9.17%      N/A       N/A     29.11%    25.54%      N/A     42.99%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Annualized       N/A      5.67%      N/A       N/A     -1.91%      N/A       N/A      5.24%     4.65%      N/A      7.41%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception(1)       72.69%    89.79%      N/A       N/A     54.03%      N/A       N/A     74.37%    40.16%      N/A     65.42%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized             12.27%     9.59%      N/A       N/A      6.37%      N/A       N/A      8.27%     4.94%      N/A      7.46%
------------------------------------------------------------------------------------------------------------------------------------



SYNTHETIC CLASS C - WITH CONTINGENT DEFERRED SALES CHARGE(3)(4)(5)
                      Small Cap Aggressive             Index
                       Growth     Growth International  400     Growth   Large Cap Index 500   Asset  High Yield Municipal  Select
Total Return            Stock      Stock     Equity    Stock     Stock  Core Stock   Stock  Allocation   Bond       Bond     Bond
  (as of 3/31/2004)    Fund(2)     Fund       Fund    Fund(2)    Fund      Fund      Fund      Fund      Fund       Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                 40.31%    28.19%      N/A       N/A     21.08%      N/A       N/A     22.72%    21.00%      N/A      4.78%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative    21.42%    -0.60%      N/A       N/A     -9.92%      N/A       N/A      7.68%    21.52%      N/A     25.01%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized     6.68%    -0.20%      N/A       N/A     -3.42%      N/A       N/A      2.50%     6.71%      N/A      7.72%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Cumulative       N/A     31.76%      N/A       N/A     -9.17%      N/A       N/A     29.11%    25.54%      N/A     42.99%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Annualized       N/A      5.67%      N/A       N/A     -1.91%      N/A       N/A      5.24%     4.65%      N/A      7.41%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception(1)       72.69%    89.79%      N/A       N/A     54.03%      N/A       N/A     74.37%    40.16%      N/A     65.42%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized             12.27%     9.59%      N/A       N/A      6.37%      N/A       N/A      8.27%     4.94%      N/A      7.46%
------------------------------------------------------------------------------------------------------------------------------------


Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(1)  Unless specifically noted, inception date is 3/31/1997.

(2)  Inception date is 7/12/1999.

(3)  Funds without returns do not currently offer a Class C share.

(4) Class C performance reflects a contingent deferred sales charge of 1% for the first 18 months.

(5) Class C shares were first offered by Prospectus on 11/17/2003. The synthetic performance of Class C shares is based on restated historical performance of each Fund's Class B shares, adjusted to reflect the contingent deferred sales charge and does not reflect actual performance.

                                                                  March 31, 2004

                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

  SMALL CAP GROWTH STOCK FUND

--------------------------------------------------------------------------------
 OBJECTIVE: To achieve long-term growth of capital primarily by investing in the common stocks of companies that can reasonably be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

 PORTFOLIO:  Primarily common stocks of small capitalization companies.

 STRATEGY: To locate and invest in companies with above-average potential for growth.

 NET ASSETS:  $31.3 million
--------------------------------------------------------------------------------

The Small Cap Growth Stock Fund seeks long-term growth of capital. The Fund seeks to achieve this objective primarily by investing in the equity securities of small companies selected for their growth potential. The Fund's portfolio consists primarily of equity securities of small capitalization companies. The Fund's strategy is to identify and invest in companies with above-average potential for growth. The investment process involves detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, the growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics are important variables.

For the fiscal year ended March 31, 2004, the Small Cap Growth Stock Fund returned 42.24% (Class A shares before sales charges), lagging the S&P SmallCap 600 Index return of 56.49% and the Russell 2000 Index return of 63.84%. (These Indices are unmanaged, cannot be invested in directly and do not include administrative expenses or sales charges.) The shortfall in performance versus the Fund's benchmarks in the last fiscal year largely reflected underweighting in economically sensitive sectors (including Industrials and Materials) which performed very well during the twelve months ended March 31, 2004, and investor preference for more speculative companies than those that populate the Small Cap Growth Stock Fund portfolio. Although cash balances usually were kept under 10% during the twelve months ended March 31, 2004, they did negatively impact relative returns given the benchmarks' exceptionally strong absolute gains. The average return for the Fund's peer group, Small Cap Growth Funds, was 56.31% for the twelve months ended March 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. (Lipper's indices are equally weighted, unmanaged indices composed of the largest mutual funds within their respective investment objective class.) The Fund's investment approach, which emphasizes growth at a reasonable price, is designed to capture the long-term potential out-performance of small cap stocks with reduced volatility. It is not uncommon, therefore, for the Fund to lag in a market led by speculative growth stocks, which was the state of the market during the twelve months ended March 31, 2004. Since inception (July 12, 1999), the Fund has outperformed its benchmarks, with an average annual return of 12.97%, compared to an average annual return of 10.25% for the S&P SmallCap 600 Index and 6.93% for the Russell 2000 Index.

During the twelve months ended March 31, 2004, U.S. stock prices rose sharply, bringing an end to a three-year bear market. Lower interest rates helped sustain the consumer sector, and stimulated a strong housing market and consumer spending through mortgage refinancing activity. These factors, along with tax cuts and an improvement in corporate earnings, helped provide the stimulus for economic recovery. The market largely ignored several potential areas of concern, including a series of investment industry scandals and protracted weakness in the U.S. dollar. However, in the first quarter of 2004, the equity markets began to stall, in part due to a maturation of the recovery and certain macro-economic events including inflation signals, unemployment news and global violence. Continuing the pattern of the prior twelve month period, the returns for large capitalization stocks underperformed the returns for small and medium capitalization stocks. The S&P 500/R Index return of 35.10% for the twelve months ended March 31, 2004, lagged the S&P MidCap 400 Index return of 49.07% and the Russell 2000 Index return of 63.84%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large cap stocks, and this proved to be the case during the twelve months ended March 31, 2004.

Sector weightings had a relatively neutral impact on the Fund's performance during the twelve months ended March 31, 2004, compared to its benchmarks. It was primarily the weakness in the returns of individual holdings within various sectors that held back the Fund's performance for the period. These weaknesses were largely the result of the Fund's emphasis on financially sound, profitable small cap stocks with predictable future earnings streams. This emphasis, however, was during a period when lower quality equity issues and more speculative stocks outperformed more financially sound company stocks with more predictable earnings streams.

During the twelve months ended March 31, 2004, the Fund overweighted the Information Technology sector, which was one of the best performing sectors within the Fund's benchmarks. The Fund continued to overweight this sector primarily because of its historic and anticipated growth rate. Within the Information Technology sector, the Fund held several top-performing stocks, including

                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

Cognizant Technology Solutions Corp. (an IT outsourcing company) and Autodesk, Inc. (a software company), which helped partially offset the effects of holding less speculative issues in this sector. Much of the strong performance in the Information Technology sector overall was attributable to companies trading at high valuations, which the Fund was unwilling to invest in. This decision proved detrimental to the Fund's results compared to its benchmarks for the twelve months ended March 31, 2004.

The Fund underweighted certain of the economically -sensitive sectors, such as Industrials and Materials, which performed very well during the period. These sectors historically have not had the long term growth rates we find attractive, and therefore, we typically underweight these sectors. Within the Industrials sector, stock selection was a driving factor in overall Fund performance. Many of the Fund's larger holdings were service companies, such as Strayer Education, Inc. (a post-secondary education company), and Resources Connection, Inc. (a staffing company), both of which performed well, but not as well as other stocks in this category. Furthermore, The Corporate Executive Board Co., a fairly large holding of the Fund in the Industrials sector, underperformed during the period, due to concerns over renewal rates.

The Fund had overweightings in the Consumer -Discretionary and Healthcare sectors during the twelve months ended March 31, 2004. The Fund benefited from its Consumer Discretionary sector exposure, including strong performers such as Station Casinos, Inc. (a Las Vegas casino operator), Coach, Inc. (an apparel retailer), AnnTaylor Stores Corp. (a retailer), Getty Images, Inc. (a media company) and The Sports Authority, Inc. (a sporting goods retailer). A major performance detractor in the Consumer Discretionary sector was Fred's, Inc. (a discount retailer). The Fund's Healthcare sector exposure added value during the twelve months ended March 31, 2004, with individual strong performance from DaVita, Inc. (a dialysis service company), Ventana Medical Systems, Inc. (a diagnostic instrument company) and Pediatrix Medical Group, Inc. (a physician practice management company), but a weak performance from AmSurg Corp. (a healthcare service company).

The U.S. economy appears to be undergoing a gradual recovery in 2004, characterized by strong consumer spending and high productivity, but very little job creation is still a concern. However, strong productivity growth usually means better corporate profits, and ultimately higher capital spending and job formation. In fact, a report issued in early April showed that employment numbers began to strengthen in March, making it seem increasingly likely that the recovery may prove to be self-sustaining. The Fund's portfolio is positioned to benefit from an economic rebound, with initial overweight positions in the Information Technology and Consumer Discretionary sectors. We also have begun to see that many small companies are showing signs of growth again, particularly in the Industrials and Information Technology sectors. While sector positioning can be an important driver of overall Fund performance, we continue to remain focused on individual stock selection, looking for companies with above-average growth potential.

SECTOR ALLOCATION 3/31/04
Consumer Discretionary                                                     22%
Information Technology                                                     20%
Healthcare                                                                 17%
Industrials                                                                16%
Other Investments                                                          11%
Energy                                                                      6%
Russell 2000 Index Futures                                                  5%
Short-term Investments and Other Assets, net                                3%

Sector Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS 3/31/04
Company%                                                            Net Assets
--------------------------------------------------------------------------------
Grant Prideco, Inc.                                                       1.8%
AnnTaylor Stores Corp.                                                    1.8%
Orient-Express Hotel, Ltd. - Class A                                      1.8%
iShares Russell 2000 Index Fund                                           1.8%
Pediatrix Medical Group, Inc.                                             1.7%
MSC Industrial Direct Co., Inc. - Class A                                 1.7%
Multimedia Games, Inc.                                                    1.7%
ResMed, Inc.                                                              1.7%
Patterson-UTI Energy, Inc.                                                1.6%
Airgas, Inc.                                                              1.6%

Sector Allocation and Top 10 Equity Holdings are subject to change.

                                                                  March 31, 2004

                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                      Small Cap
                                        Growth
         Small Cap      Small Cap      Stock Fund
           Growth         Growth        Class B          S&P          Russell
         Stock Fund     Stock Fund     Redemption      SmallCap         2000
          Class A        Class B         Value        600 Index        Index
--------------------------------------------------------------------------------
7/12/99     9,524         10,000                        10,000         10,000
9/30/99     9,895         10,380                         9,400          9,331
3/31/00    17,287         18,095                        11,186         11,852
9/30/00    18,280         19,053                        11,672         11,535
3/31/01    13,672         14,223                        11,044         10,046
9/30/01    12,565         13,019                        10,435          9,101
3/31/02    15,756         16,074                        13,471         11,464
9/30/02    11,988         12,344                        10,248          8,258
3/31/03    11,905         12,220                        10,128          8,375
9/30/03    14,708         15,046                        13,000         11,275
3/31/04    16,934         17,269         17,069         15,852         13,722

Past performance is not guaranteed, nor predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For the most recent month-end performance information, visit masonstreetfunds.com.

Time period 7/12/99 through 3/31/04.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

TOTAL RETURN
                                                     ONE           SINCE
FOR THE PERIODS ENDED MARCH 31, 2004                 YEAR        INCEPTION*
--------------------------------------------------------------------------------
Small Cap Growth Stock Fund
(Class A - without initial sales charge)            42.24%         12.97%
--------------------------------------------------------------------------------
S&P SmallCap 600 Index                              56.49%         10.25%
--------------------------------------------------------------------------------
Russell 2000 Index                                  63.84%         6.93%
--------------------------------------------------------------------------------

*Fund inception date is 7/12/99. Returns are annualized.

The Standard and Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of March 31, 2004, the 600 companies in the composite had a median market capitalization of $661.4 million and total market value of $452.3 billion. The SmallCap 600 Index represents approximately 2.7% of the market value of Compustat's database of over 11,372 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Russell 3000 Index ranged from $286 billion to $117 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $444 million; the median market capitalization was approximately $352 million. The Russell 2000 Index had a total market capitalization range of approximately $1.2 billion to $117 million. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The S&P MidCap 400 Index is a capitalization-weighted and unmanaged index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2004, the 400 companies in the composite had a median market capitalization of $2.1 billion and a total market value of $997.1 billion. The MidCap 400 Index represents approximately 5.9% of the market value of Compustat's database of about 11,372 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

                                                                  March 31, 2004

                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

     SMALL CAP GROWTH STOCK FUND

     SCHEDULE OF INVESTMENTS 3/31/04
                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     COMMON STOCK (91.7%)
     CONSUMER DISCRETIONARY (21.5%)
     Aaron Rents, Inc.                                     18,915      470,794
*    AnnTaylor Stores Corp.                                13,420      574,376
*    Coach, Inc.                                            6,700      274,633
*    Cumulus Media, Inc. - Class A                         11,010      220,090
*    Digital Theater Systems, Inc.                          9,500      243,485
     Fred's, Inc.                                           9,465      229,716
*    Getty Images, Inc.                                     6,440      347,631
*    Guitar Center, Inc.                                    5,900      219,126
*    Multimedia Games, Inc.                                21,100      522,014
*    O'Reilly Automotive, Inc.                             12,800      512,512
*    Orbitz, Inc. - Class A                                 2,600       61,906
     Orient-Express Hotel, Ltd. - Class A                  32,050      573,375
*    Pinnacle Entertainment, Inc.                          20,300      280,140
     Polaris Industries, Inc.                               7,560      343,526
*    Sharper Image Corp.                                    8,700      283,446
*    The Sports Authority, Inc.                            10,440      418,435
     Station Casinos, Inc.                                  9,590      423,590
     Thor Industries, Inc.                                 14,860      399,140
*    WMS Industries, Inc.                                  11,600      359,600
--------------------------------------------------------------------------------
     TOTAL                                                           6,757,535
--------------------------------------------------------------------------------

     CONSUMER STAPLES (2.6%)
*    Peet's Coffee & Tea, Inc.                             14,500      308,850
*    United Natural Foods, Inc.                            10,500      504,945
--------------------------------------------------------------------------------
     TOTAL                                                             813,795
--------------------------------------------------------------------------------

     ENERGY (6.1%)
*    FMC Technologies, Inc.                                13,600      367,608
*    Grant Prideco, Inc.                                   37,220      576,910
*    National-Oilwell, Inc.                                15,570      440,320
*    Patterson-UTI Energy, Inc.                            14,540      514,861
--------------------------------------------------------------------------------
     TOTAL                                                           1,899,699
--------------------------------------------------------------------------------

     FINANCIALS (2.7%)
     Investors Financial Services Corp.                     9,950      411,134
     National Financial Partners                           12,100      390,225
     Oriental Financial Group, Inc.                           900       28,665
--------------------------------------------------------------------------------
     TOTAL                                                             830,024
--------------------------------------------------------------------------------

     HEALTHCARE (17.0%)
*    AmSurg Corp.                                          17,355      394,132
*    Bio-Rad Laboratories, Inc. - Class A                   2,410      135,852
*    Bradley Pharmaceuticals, Inc.                          6,300      158,634
*    Cerner Corp.                                           7,400      334,406
*    DaVita, Inc.                                          10,500      501,375
*    Endocardial Solutions, Inc.                           15,200      131,936
*    Inveresk Research Group, Inc.                          7,800      221,676
*    Kyphon, Inc.                                           9,100      217,581

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     HEALTHCARE (CONTINUED)
*    Nabi Biopharmaceuticals                                8,400      130,620
*    Patterson Dental Co.                                   4,100      281,301
*    Pediatrix Medical Group, Inc.                          8,660      545,580
*    Providence Service Corp.                               6,100      108,702
*    Psychiatric Solutions, Inc.                           16,600      311,250
*    Renal Care Group, Inc.                                 6,000      274,560
*    ResMed, Inc.                                          11,470      518,329
     Select Medical Corp.                                  17,600      293,920
*    Ventana Medical Systems, Inc.                          9,000      368,640
*    Wright Medical Group, Inc.                            12,500      383,750
--------------------------------------------------------------------------------
     TOTAL                                                           5,312,244
--------------------------------------------------------------------------------

     INDUSTRIALS (16.3%)
     C.H. Robinson Worldwide, Inc.                         12,270      509,205
     The Corporate Executive Board Co.                     10,500      493,500
*    Corrections Corp. of America                          11,910      423,996
*    Education Management Corp.                            15,040      478,723
*    Forward Air Corp.                                      6,497      213,556
*    Knight Transportation, Inc.                           15,107      362,266
*    Marlin Business Services, Inc.                        17,200      286,552
     MSC Industrial Direct Co., Inc. -
        Class A                                            18,150      543,593
*    Pacer International, Inc.                             13,260      292,250
*    Resources Connection, Inc.                             9,900      436,778
*    School Specialty, Inc.                                10,400      369,928
     Strayer Education, Inc.                                4,180      488,935
*    Tetra Tech, Inc.                                       9,800      210,308
--------------------------------------------------------------------------------
     TOTAL                                                           5,109,590
--------------------------------------------------------------------------------

     INFORMATION TECHNOLOGY (19.6%)
*    Amphenol Corp. - Class A                              14,280      424,116
     Autodesk, Inc.                                         9,630      304,501
*    Brooks Automation, Inc.                               14,996      314,616
*    CACI International, Inc. - Class A                     3,110      133,730
*    Cognizant Technology
        Solutions Corp.                                     7,500      339,375
*    Cree, Inc.                                             9,340      208,282
*    Digital Insight Corp.                                 12,900      267,288
*    Electronics for Imaging, Inc.                         14,700      361,179
*    Entegris, Inc.                                        24,990      316,373
*    EPIQ Systems, Inc.                                     9,650      158,067
*    Euronet Worldwide, Inc.                               13,700      260,437
*    Genesis Microchip, Inc.                                8,700      145,812
*    Hyperion Solutions Corp.                               7,760      321,652
*    Inforte Corp.                                         18,600      186,000
*    MKS Instruments, Inc.                                 14,400      345,744
*    Netgear, Inc.                                         12,100      166,496
*    O2Micro International, Ltd.                           18,210      311,755
*    Plexus Corp.                                           9,200      163,668

                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     INFORMATION TECHNOLOGY (CONTINUED)
*    Tollgrade Communications, Inc.                        29,360      468,586
*    UTStarcom, Inc.                                        7,400      212,824
*    Varian, Inc.                                           4,420      177,551
*    Verint Systems, Inc.                                  11,340      350,406
*    Westell Technologies, Inc. - Class A                  27,400      200,020
--------------------------------------------------------------------------------
     TOTAL                                                           6,138,478
--------------------------------------------------------------------------------

     MATERIALS (4.1%)
     Airgas, Inc.                                          24,150      514,395
     Minerals Technologies, Inc.                            7,140      407,694
*    Silgan Holdings, Inc.                                  7,960      364,011
--------------------------------------------------------------------------------
     TOTAL                                                           1,286,100
--------------------------------------------------------------------------------

     OTHER HOLDINGS (1.8%)
     iShares Russell 2000 Index Fund                        4,800      563,712
--------------------------------------------------------------------------------
     TOTAL COMMON STOCK
       (COST $24,785,039)                                           28,711,177
--------------------------------------------------------------------------------

     MONEY MARKET INVESTMENTS (7.7%)
     FEDERAL GOVERNMENT AND AGENCIES (1.0%)
(b)  Federal Home Loan Bank,
        1.07%, 7/16/04                                    300,000      299,106
--------------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (6.7%)
(b)  UBS Finance Delaware LLC,
   1.06%, 4/1/04                                        2,100,000    2,100,000
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
       (COST $2,399,068)                                             2,399,106
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS (99.4%)
       (COST $27,184,107)(a)                                        31,110,283
--------------------------------------------------------------------------------
     OTHER ASSETS,
       LESS LIABILITIES (0.6%)                                         196,339
--------------------------------------------------------------------------------
     TOTAL NET ASSETS (100.0%)                                      31,306,622
================================================================================

*    Non-Income Producing

(a) At March 31, 2004 the aggregate cost of securities for federal tax purposes was $27,381,725 and the net unrealized appreciation of investments based on that cost was $3,728,558 which is comprised of $4,224,555 aggregate gross unrealized appreciation and $495,997 aggregate gross unrealized depreciation.

(b) All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below:

                                               Unrealized
                              Number of        Expiration       Appreciation
     Issuer                   Contracts           Date         (Depreciation)
--------------------------------------------------------------------------------
     Russell 2000 Index Futures
        (Total notional value at
        3/31/04, $1,445,150)      5               6/04            $31,350

     The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                         -----------------------------

  AGGRESSIVE GROWTH STOCK FUND

--------------------------------------------------------------------------------
 OBJECTIVE: To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

 PORTFOLIO:  Primarily common stocks of medium and small sized companies.

 STRATEGY: To identify and invest in companies with above-average potential for growth.

 NET ASSETS:  $160.1 million
--------------------------------------------------------------------------------

The Aggressive Growth Stock Fund seeks long-term growth of capital. The Fund seeks to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential. The Fund's portfolio will consist primarily of common stocks of medium and small sized companies. The Fund's strategy is to identify and invest in companies with above-average potential for growth. The investment process involves detailed studies of individual companies. In evaluating companies, factors such as the company management team, the growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics are important variables.

For the fiscal year ended March 31, 2004, the Aggressive Growth Stock Fund returned 30.01% (Class A shares before sales charges), lagging the S&P MidCap 400 Index return of 49.07%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The shortfall in performance versus the Fund's benchmark in the last fiscal year largely reflected an underweighting in speculative issues, which performed very well during the twelve months ended March 31, 2004, and investor preference for more speculative shares than those that populate the Aggressive Growth Stock Fund portfolio. Although cash balances usually were kept under 10% for the twelve months ended March 31, 2004, they did negatively impact relative returns given the benchmark's exceptionally strong absolute gains. The average return for the Fund's peer group, Mid-Cap Growth Funds, was 43.45% for the twelve months ended March 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. (Lipper's indices are equally weighted, unmanaged indices composed of the largest mutual funds within their respective investment objective class.) Our investment approach, which emphasizes above-average potential for growth, is designed to capture the long-term potential out-performance of small and mid-cap stocks with reduced volatility. It is not uncommon, therefore, for the Fund to lag in a market led by speculative growth stocks, which was the state of the market during the twelve months ended March 31, 2004. Since inception (March 31, 1997), the Fund has underperformed its Index, with an average annual return of 10.30%, compared to an average annual return of 14.67% for the S&P MidCap 400 Index.

During the twelve months ended March 31, 2004, U.S. stock prices rose sharply, bringing an end to a three-year bear market. Lower interest rates helped sustain the consumer sector, and stimulated a strong housing market and consumer spending through mortgage refinancing activity. These factors, along with tax cuts and an improvement in corporate earnings, helped provide the stimulus for economic recovery. The market largely ignored several potential areas of concern, including a series of investment industry scandals and protracted weakness in the U.S. dollar. However, in the first quarter of 2004, the equity markets began to stall, in part due to a maturation of the recovery and certain macro-economic events including inflation signals, unemployment news and global violence. Continuing the pattern of the prior twelve month period, the returns for large capitalization stocks underperformed the returns for small and medium capitalization stocks. The S&P 500/R Index return of 35.10% for the twelve months ended March 31, 2004, lagged the S&P MidCap 400 Index return of 49.07% and the Russell 2000 Index return of 63.84%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large cap stocks, and this proved to be the case during the twelve months ended March 31, 2004.

The Fund's underperformance relative to its benchmark resulted primarily from stock selection within some of the sectors, and secondarily, as a result of differences in certain industry weightings. Underperformance due to stock selection was largely the result of the Fund's emphasis on financially sound, profitable small and mid-cap stocks with above-average potential for growth. This emphasis, however, was during a period when lower quality equity issues and more speculative stocks outperformed more financially sound company stocks with more predictable earnings streams. During the twelve months ended March 31, 2004, the Fund underweighted the Financials sector, which was one of the best performing sectors within the Fund's benchmark. The Financials sector typically does not meet our earnings growth requirements for a growth portfolio, and therefore, we usually underweight this sector. The underweight position in the Financials sector hampered relative performance during the twelve months ended March 31, 2004, since this sector was one of the better performing sectors in the Fund's benchmark. Within the Financials sector, however, the Fund did hold several

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                          ----------------------------

top-performing stocks, including Investors Financial Services Corp. and Legg Mason, Inc., which helped partially offset the effects of the underweighting.

Much of the strong performance in the Information Technology sector in the Fund's benchmark was attributable to companies other than those involved in semiconductors, which the Fund emphasized during the period. The Fund's decision to emphasize semiconductors within the Information Technology sector detracted from the Fund's overall performance for the twelve months ended March 31, 2004. However, some of the Fund's best performing holdings were in the Information Technology sector, including Zebra Technologies Corp. (a bar code labeling company), Amdocs, Ltd. (a communication software company), CDW Corp. (a PC distribution company), KLA-Tencor Corp. (a semi-equipment company), Lam Research Corp. (a semi-equipment company) and Integrated Circuit Systems, Inc. (an electronics manufacturer). The Fund also underweighted the Consumer Staples and Materials sectors, which performed very well during the period. We typically have underweighted the Consumer Staples and Materials sectors, since there are few growth company opportunities in these sectors, except in some situations during economic recoveries.

Within the Industrials sector, stock selection was a driving factor in overall Fund performance. Many of the Fund's larger holdings were business services companies, such as Apollo Group, Inc. and Fastenal Co., and equipment and agricultural companies, such as Deere & Co., which performed well, but not as well as other stocks in these sectors which were more economically sensitive. A few of the Fund's holdings in the Industrials sector stumbled on company-specific issues and detracted from performance.

The Fund's Healthcare sector exposure added value during the twelve months ended March 31, 2004, with strong performers such as Biogen Idec, Inc. (a biotechnology company). The Fund also benefited from some of its Energy sector exposure, including strong performers such as Tom Brown, Inc. (an exploration company), and its Consumer Staples exposure, consisting of Whole Foods Market, Inc. (a natural foods retailer), and its Financials exposure, including strong performers such as Investors Financial Services Corp.

The U.S. economy appears to be undergoing a gradual recovery, characterized by strong consumer spending and high productivity, but very little job creation is still a concern. However, strong productivity growth usually means better corporate profits, and ultimately higher capital spending and job formation. In fact, a report issued in early April showed that employment numbers began to strengthen in March, making it seem increasingly likely that the recovery may prove to be self-sustaining. The Fund's portfolio is positioned to benefit from an economic rebound, with an overweight position in the Industrials and Information Technology sectors, and earnings growth is expected to be strong in many sectors. While sector positioning can be an important driver of overall Fund performance, we continue to remain focused on individual stock selection, looking for companies with above-average growth potential. While we are encouraged by the resilience of the economy and the market over the last twelve months, we do expect volatility to remain an issue. We therefore are focusing on those companies that we believe will offer strong earnings growth over the long term.

SECTOR ALLOCATION 3/31/04

Information Technology                                                     31%
Industrials                                                                19%
Consumer Discretionary                                                     15%
Healthcare                                                                 14%
Financials                                                                  9%
Energy                                                                      7%
Other Investments, Futures and Assets                                       5%

Sector Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS 3/31/04
Company%                                                            Net Assets
--------------------------------------------------------------------------------
Zebra Technologies Corp. - Class A                                        2.6%
Fastenal Co.                                                              2.2%
Graco, Inc.                                                               2.2%
CDW Corp.                                                                 2.1%
Jabil Circuit, Inc.                                                       2.0%
The Corporate Executive Board Co.                                         1.9%
L-3 Communications Holdings, Inc.                                         1.8%
Legg Mason, Inc.                                                          1.7%
Nabors Industries, Ltd.                                                   1.7%
O'Reilly Automotive, Inc.                                                 1.6%

Sector Allocation and Top 10 Equity Holdings are subject to change.

                                                                  March 31, 2004

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                          ----------------------------

PERFORMANCE RELATIVE TO RELEVANT INDEX

                                       Aggressive
                                         Growth
         Aggressive     Aggressive     Stock Fund
           Growth         Growth        Class B          S&P
         Stock Fund     Stock Fund     Redemption       MidCap
          Class A        Class B         Value        400 Index
-----------------------------------------------------------------
3/31/97     9,524         10,000                        10,000
9/30/97    13,152         13,770                        13,313
3/31/98    14,436         15,059                        14,901
9/30/98    11,329         11,783                        12,471
3/31/99    13,890         14,404                        14,965
9/30/99    16,470         17,024                        15,646
3/31/00    26,047         26,810                        20,662
9/30/00    27,706         28,417                        22,409
3/31/01    18,668         19,094                        19,225
9/30/01    16,201         16,521                        18,152
3/31/02    19,144         19,072                        22,857
9/30/02    14,286         14,474                        17,300
3/31/03    14,553         14,691                        17,497
9/30/03    17,010         17,106                        21,937
3/31/04    18,920         18,963         18,963         26,087


Past performance is not guaranteed, nor predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For the most recent month-end performance information, visit masonstreetfunds.com.

Time period 3/31/97 through 3/31/04.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                          ----------------------------

TOTAL RETURN
                                              ONE          FIVE         SINCE
FOR THE PERIODS ENDED MARCH 31, 2004         YEAR         YEAR*       INCEPTION*
--------------------------------------------------------------------------------
Aggressive Growth Stock Fund
(Class A - without initial sales charge)    30.01%        6.38%         10.30%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                        49.07%        11.75%        14.67%
--------------------------------------------------------------------------------

Fund inception date is 3/31/97.

*Returns are annualized.

Since the Fund invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Fund's performance is the S&P MidCap 400 Index. The S&P MidCap 400 Index is a capitalization-weighted and unmanaged index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2004, the 400 companies in the composite had a median market capitalization of $2.1 billion and a total market value of $997.1 billion. The MidCap 400 Index represents approximately 5.9% of the market value of Compustat's database of about 11,372 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Russell 3000 Index ranged from $286 billion to $117 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $444 million; the median market capitalization was approximately $352 million. The Russell 2000 Index had a total market capitalization range of approximately $1.2 billion to $117 million. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

From time to time, the return for the Aggressive Growth Stock Fund has included periods of accelerated growth in the small-cap and mid-cap sectors of the stock market. There can be no assurances that this accelerated growth will continue in the future.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

                                                                  March 31, 2004

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                          ----------------------------

     AGGRESSIVE GROWTH STOCK FUND
     SCHEDULE OF INVESTMENTS 3/31/04
                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     COMMON STOCK (96.0%)
     CONSUMER DISCRETIONARY (15.0%)
*    Alliance Gaming Corp.                                 48,200    1,548,666
     Circuit City Stores, Inc.                             33,400      377,420
*    Entercom Communications Corp. -
        Class A                                            34,000    1,539,180
     Fairmont Hotels & Resorts, Inc.                       46,520    1,169,978
     Garmin Ltd.                                           17,400      743,154
     Gentex Corp.                                          35,260    1,529,579
*    Getty Images, Inc.                                    35,560    1,919,529
     Jones Apparel Group, Inc.                             46,400    1,677,360
*    Lamar Advertising Co. - Class A                       45,800    1,842,076
*    MGM Mirage                                            52,150    2,364,480
     Michaels Stores, Inc.                                 26,460    1,286,485
*    O'Reilly Automotive, Inc.                             65,690    2,630,227
*    Orbitz, Inc. - Class A                                28,900      688,109
*    PETCO Animal Supplies, Inc.                           64,120    1,806,902
     The Talbots, Inc.                                     42,000    1,502,760
*    Tempur-Pedic International, Inc.                      31,234      488,500
*    Univision Communications, Inc. -
        Class A                                            25,465      840,600
--------------------------------------------------------------------------------
     TOTAL                                                          23,955,005
--------------------------------------------------------------------------------

     CONSUMER STAPLES (0.7%)
     Whole Foods Market, Inc.                              14,200    1,064,290
--------------------------------------------------------------------------------

     ENERGY (6.6%)
*    BJ Services Co.                                       42,950    1,858,447
*    Cooper Cameron Corp.                                  43,100    1,898,555
     ENSCO International, Inc.                             63,600    1,791,612
*    Nabors Industries, Ltd.                               58,950    2,696,962
*    Smith International, Inc.                             12,300      658,173
*    Tom Brown, Inc.                                       45,700    1,718,320
--------------------------------------------------------------------------------
     TOTAL                                                          10,622,069
--------------------------------------------------------------------------------

     FINANCIALS (8.5%)
*    Ameritrade Holding Corp.                              61,900      953,260
*    CapitalSource, Inc.                                   79,100    1,775,795
     CIT Group, Inc.                                       58,900    2,241,145
     Investors Financial Services Corp.                    59,980    2,478,374
     Legg Mason, Inc.                                      29,470    2,734,226
     South Trust Corp.                                     67,750    2,246,590
     Ventas, Inc.                                          42,400    1,165,152
--------------------------------------------------------------------------------
     TOTAL                                                          13,594,542
--------------------------------------------------------------------------------

     HEALTHCARE (13.6%)
*    Biogen Idec, Inc.                                     36,800    2,046,080
     Biomet, Inc.                                          55,930    2,145,475
*    Caremark Rx, Inc.                                     49,497    1,645,775

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     HEALTHCARE (CONTINUED)
*    Charles River Laboratories
        International, Inc.                                44,100    1,889,685
*    Covance, Inc.                                         45,800    1,577,352
*    Cytyc Corp.                                           59,000    1,312,750
*    Elan Corp. PLC, ADR                                   60,800    1,253,696
     Health Management Associates,
        Inc. - Class A                                     74,680    1,733,323
*    Kinetic Concepts, Inc.                                26,900    1,206,465
     Medicis Pharmaceutical Corp.                          57,600    2,304,000
*    Neurocrine Biosciences, Inc.                          19,600    1,158,164
*    Patterson Dental Co.                                  23,302    1,598,750
*    St. Jude Medical, Inc.                                26,410    1,904,161
--------------------------------------------------------------------------------
     TOTAL                                                          21,775,676
--------------------------------------------------------------------------------

     INDUSTRIALS (19.2%)
*    Apollo Group, Inc. - Class A                          27,250    2,346,498
     ARAMARK Corp. - Class B                               72,600    1,989,966
*    Career Education Corp.                                31,160    1,764,902
     Cintas Corp.                                          41,700    1,813,533
     The Corporate Executive Board Co.                     64,550    3,033,850
     Deere & Co.                                           28,240    1,957,314
     Expeditors International of
        Washington, Inc.                                   55,100    2,175,899
     Fastenal Co.                                          64,740    3,475,891
     Graco, Inc.                                          119,040    3,465,254
*    Hewitt Associates, Inc.                               70,430    2,254,464
     L-3 Communications Holdings, Inc.                     48,670    2,894,892
     Manpower, Inc.                                        33,270    1,547,055
*    Stericycle, Inc.                                      42,595    2,038,597
--------------------------------------------------------------------------------
     TOTAL                                                          30,758,115
--------------------------------------------------------------------------------

     INFORMATION TECHNOLOGY (30.8%)
     Adobe Systems, Inc.                                   47,150    1,859,125
*    Advanced Fibre
        Communications, Inc.                               35,100      773,253
*    Amdocs, Ltd.                                          91,680    2,547,787
*    Avaya, Inc.                                           51,300      814,644
     CDW Corp.                                             49,120    3,321,003
*    Check Point Software
        Technologies, Ltd.                                 34,900      794,673
*    Cognos, Inc.                                          79,410    2,466,475
     Diebold, Inc.                                         23,280    1,120,234
*    DST Systems, Inc.                                     17,700      802,695
     Harris Corp.                                          23,900    1,156,999
     Infosys Technologies Ltd., ADR                        18,015    1,471,826
*    Ingram Micro, Inc. - Class A                          68,700    1,243,470
*    Integrated Circuit Systems, Inc.                      67,180    1,681,515
     Intersil Corp. - Class A                              81,330    1,812,846

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                          ----------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     INFORMATION TECHNOLOGY (CONTINUED)
*    Jabil Circuit, Inc.                                  110,080    3,239,654
*    KLA-Tencor Corp.                                      33,250    1,674,138
*    Lam Research Corp.                                    72,000    1,815,120
*    Mercury Interactive Corp.                             24,700    1,106,560
     Microchip Technology, Inc.                            54,597    1,450,096
*    NVIDIA Corp.                                          34,500      913,905
*    ON Semiconductor Corp.                                94,100      709,514
     Paychex, Inc.                                         66,612    2,371,387
*    QLogic Corp.                                          26,070      860,571
*    Semtech Corp.                                         94,130    2,148,988
*    UTStarcom, Inc.                                       39,600    1,138,896
*    VeriSign, Inc.                                        88,530    1,468,713
*    VERITAS Software Corp.                                74,970    2,017,443
*    Waters Corp.                                          60,900    2,487,156
*    Zebra Technologies Corp. -
        Class A                                            61,125    4,240,240
--------------------------------------------------------------------------------
     TOTAL                                                          49,508,926
--------------------------------------------------------------------------------

     MATERIALS (1.6%)
     Praxair, Inc.                                         67,320    2,498,918
--------------------------------------------------------------------------------
     TOTAL COMMON STOCK
       (COST $127,212,670)                                         153,777,541
--------------------------------------------------------------------------------

     MONEY MARKET INVESTMENTS (4.5%)
     AUTOMOTIVE SERVICES (1.4%)
(b)  Daimler Chrysler,
        1.02%, 4/14/04                                  2,200,000    2,199,190
--------------------------------------------------------------------------------

     FEDERAL GOVERNMENT AND AGENCIES (1.2%)
(b)  Federal Home Loan Bank,
        1.07%, 7/16/04                                  2,000,000    1,994,040
--------------------------------------------------------------------------------

     NONCLASSIFIABLE ESTABLISHMENTS (1.9%)
(b)  Thunder Bay Funding, Inc.,
        1.02%, 4/7/04                                   3,000,000    2,999,490
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
       (COST $7,192,379)                                             7,192,720
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS (100.5%)
       (COST $134,405,049)(a)                                      160,970,261
--------------------------------------------------------------------------------
     OTHER ASSETS,
       LESS LIABILITIES (-0.5%)                                      (835,081)
--------------------------------------------------------------------------------
     TOTAL NET ASSETS (100.0%)                                     160,135,180
================================================================================

*    Non-Income Producing

     ADR - American Depositary Receipt

(a) At March 31, 2004 the aggregate cost of securities for federal tax purposes was $134,759,162 and the net unrealized appreciation of investments based on that cost was $26,211,099 which is comprised of $27,513,613 aggregate gross unrealized appreciation and $1,302,514 aggregate gross unrealized depreciation.

(b) All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below:

                                                                 Unrealized
                                   Number of      Expiration    Appreciation
     Issuer                        Contracts         Date      (Depreciation)
--------------------------------------------------------------------------------
     MidCap 400 Index Futures
        (Total notional value at
        3/31/04, $3,620,300)           12            6/04           $700
--------------------------------------------------------------------------------

     The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                           -------------------------
                           INTERNATIONAL EQUITY FUND
                           -------------------------

  INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
 OBJECTIVE: To seek long-term appreciation of capital by investing primarily in the common stocks of companies outside the United States.

 PORTFOLIO:  Primarily common stocks of companies in foreign countries.

 STRATEGY: To identify and invest in the stocks of foreign companies offering the greatest discounts to their long-term values.

 NET ASSETS:  $178.9 million
--------------------------------------------------------------------------------

The International Equity Fund seeks long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers from countries outside the U.S. The Fund's portfolio will consist primarily of equity securities of issuers in foreign countries. The Fund's strategy is to identify and invest in the undervalued stocks of foreign companies offering the greatest discounts to their long-term values. The strategy will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equity investments, the Fund's manager will focus on the market price of a company's securities in relation to the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

For the fiscal year ended March 31, 2004, the International Equity Fund returned 56.65% (Class A shares before sales charges), slightly lagging the MSCI EAFE Index return of 58.15%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Fund's peer group, International Funds, was 53.63% for the twelve months ended March 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. (Lipper's indices are equally weighted, unmanaged indices composed of the largest mutual funds within their respective investment objective class.) The modest Index comparison shortfall in the last fiscal year largely reflected underweighting in Japanese companies, which were strong performers in the world markets in the last fiscal year. Since inception (March 31, 1997), the Fund has underperformed its Index, with an average annual return of 1.96%, compared to an average annual return of 4.03% for the MSCI EAFE Index.

The main reason for the Fund's underperformance relative to the benchmark was a significantly underweighted position in Japan, which was one of the strongest of the major world markets over the last year, after a long period of poor returns. Underexposure to the strong yen further hurt relative performance, as did a higher than usual cash position during part of the year.

Other country weights were positive for return, particularly Germany, where the market was up approximately 80% and the Fund is significantly overweight relative to the benchmark. However, stock selection in Germany was negative, as holdings such as Volkswagen AG lagged the market. Other overweight countries that were positive for performance were the Netherlands, where Royal Philips Electronics NV was quite strong, and France, where pharmaceutical company Aventis SA was one of the best holdings. The Fund overweighted Norwegian investments, where the market was up strongly, with two key holdings in Norske Skogindustrier and Norsk Hydro AS. Correctly anticipating improving world economies, the Fund was overweight in certain cyclical industry groups such as consumer goods, industrials and materials; these industry groups performed particularly well. Stock selection in the overweighted Energy sector also contributed to performance in recent months.

ASSET ALLOCATION 3/31/04

Europe                                                                     65%
Asia                                                                       24%
Australia/New Zealand                                                       5%
Latin America/Caribbean                                                     4%
North America                                                               2%

Asset Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS 3/31/04
Company%                                                            Net Assets
--------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                                             2.1%
Royal Philips Electronics NV                                              2.0%
Deutsche Post AG                                                          1.9%
Broken Hill Property Billiton, Ltd.                                       1.8%
Aventis SA                                                                1.8%
BAE Systems PLC                                                           1.5%
Suez Lyonnaise                                                            1.5%
Hitachi, Ltd.                                                             1.4%
Sompo Japan Insurance, Inc.                                               1.4%
Swiss Re                                                                  1.4%

Asset Allocation and Top 10 Equity Holdings are subject to change.

                           -------------------------
                           INTERNATIONAL EQUITY FUND
                           -------------------------

PERFORMANCE RELATIVE TO RELEVANT INDEX

                                          International
                                             Equity
             International  International     Fund
               Equity         Equity        Class B
                Fund           Fund        Redemption     MSCI EAFE
               Class A        Class B         Value          Index
------------------------------------------------------------------------
3/31/97         9,524         10,000                        10,000
9/30/97        10,476         10,970                        11,233
3/31/98        10,304         10,749                        11,893
9/30/98         8,122          8,462                        10,325
3/31/99         9,392          9,742                        12,650
9/30/99        10,012         10,357                        13,558
3/31/00        10,980         11,311                        15,863
9/30/00        10,635         10,941                        14,023
3/31/01         9,850         10,094                        11,791
9/30/01         8,576          8,766                        10,058
3/31/02         9,687          9,853                        10,821
9/30/02         7,538          7,633                         8,523
3/31/03         6,965          7,027                         8,338
9/30/03         9,149          9,201                        10,785
3/31/04        10,911         10,952         10,952         13,185

Past performance is not guaranteed, nor predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For the most recent month-end performance information, visit masonstreetfunds.com.

Time period 3/31/97 through 3/31/04.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

TOTAL RETURN
                                           ONE            FIVE          SINCE
FOR THE PERIODS ENDED MARCH 31, 2004       YEAR          YEAR*        INCEPTION*
--------------------------------------------------------------------------------
International Equity Fund
(Class A - without initial sales charge)  56.65%         3.04%          1.96%
--------------------------------------------------------------------------------
MSCI EAFE Index                           58.15%         0.83%          4.03%
--------------------------------------------------------------------------------

Fund inception date is 3/31/97.

*Returns are annualized.
As depicted in the graph, the International Equity Fund is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The Index is unmanaged and composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

                                                                  March 31, 2004

                           --------------------------
                           INTERNATIONAL EQUITY FUND
                           -------------------------

 INTERNATIONAL EQUITY FUND

     SCHEDULE OF INVESTMENTS 3/31/04

                                   Country             Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     FOREIGN COMMON STOCKS (94.1%)
     CONSUMER DISCRETIONARY (10.9%)
     Accor                         France                  35,700    1,446,451
     GKN PLC                       United Kingdom         442,090    1,956,082
     Marks & Spencer
        Group PLC                  United Kingdom         296,009    1,515,096
     Michelin - Class B            France                  44,660    2,022,975
     Pearson                       United Kingdom         164,440    1,869,206
     Reed Elsevier NV              Netherlands            137,730    1,817,814
     Royal Philips
        Electronics NV             Netherlands            123,587    3,573,644
     Sony Corp.                    Japan                   50,400    2,112,212
     Valeo SA                      France                  22,560      935,962
*    Volkswagen AG                 Germany                 44,480    1,945,948
     Wolters Kluwer NV             Netherlands             21,540      368,205
--------------------------------------------------------------------------------
     TOTAL                                                          19,563,595
--------------------------------------------------------------------------------

     CONSUMER STAPLES (4.5%)
     Cadbury
        Schweppes PLC              United Kingdom         280,010    2,207,704
     J Sainsbury PLC               United Kingdom         379,190    1,817,152
     Nestle SA                     Switzerland              9,360    2,386,455
     Unilever PLC                  United Kingdom         164,590    1,628,918
--------------------------------------------------------------------------------
     TOTAL                                                           8,040,229
--------------------------------------------------------------------------------

     ENERGY (8.2%)
     BP PLC                        United Kingdom         222,790    1,867,113
     CNOOC, Ltd.                   Hong Kong               42,570    1,830,510
     ENI SPA                       Italy                   87,970    1,768,620
     Husky Energy, Inc.            Canada                  40,700      811,368
     IHC Caland NV                 Netherlands             24,160    1,244,911
     Norsk Hydro AS                Norway                  35,750    2,249,393
     Repsol Ypf SA                 Spain                  106,100    2,198,313
     Shell Transport &
        Trading Co. PLC            United Kingdom         303,290    1,981,562
     Total SA                      France                   3,970      728,883
--------------------------------------------------------------------------------
     TOTAL                                                          14,680,673
--------------------------------------------------------------------------------

     FINANCIALS (18.0%)
     ACE, Ltd.                     Bermuda                 49,460    2,109,964
     Australia & New
        Zealand BK Group           Australia              124,990    1,809,232
     Axa SA                        France                   5,865      122,383
     Axa SA                        France                  93,854    1,958,425
*    Banca Nazionale
        Del Lavora SPA             Italy                  773,720    1,754,271
     Cheung Kong
        Holdings, Ltd.             Hong Kong              223,000    1,867,612
     Dbs Group
        Holdings, Ltd.             Singapore              256,000    2,199,195
*    HSBC Holdings PLC             United Kingdom         115,600    1,743,400

                                   Country             Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     FINANCIALS (CONTINUED)
     ING Groep NV                  Netherlands             92,130    2,024,348
     Lloyds TSB
        Group PLC                  United Kingdom         242,970    1,846,453
     Nomura
        Holdings, Inc.             Japan                   72,200    1,315,125
     Nordea Bank AB                Sweden                 179,410    1,225,202
     Nordea Bank AB                Sweden                 179,930    1,218,349
     RAS SPA                       Italy                   96,015    1,716,796
     Sompo Japan
        Insurance, Inc.            Japan                  236,000    2,531,609
     Swire Pacific, Ltd. -
        Class A                    Hong Kong              278,500    1,885,597
     Swire Pacific, Ltd. -
        Class B                    Hong Kong              598,500      683,684
     Swiss Re                      Switzerland             36,590    2,521,455
     XL Capital, Ltd. -
        Class A                    Bermuda                 20,300    1,543,612
--------------------------------------------------------------------------------
     TOTAL                                                          32,076,712
--------------------------------------------------------------------------------

     HEALTHCARE (5.0%)
     Aventis SA                    France                  41,620    3,199,233
*    CK Life Sciences
        International, Inc.        Hong Kong                2,560          549
     GlaxoSmithKline PLC           United Kingdom          77,740    1,525,899
     Ono Pharmaceutical
        Co., Ltd.                  Japan                   41,000    1,868,025
*    Shire Pharmaceuticals
        Group                      United Kingdom         238,840    2,330,836
--------------------------------------------------------------------------------
     TOTAL                                                           8,924,542
--------------------------------------------------------------------------------

     INDUSTRIALS (15.7%)
     Adecco SA                     Switzerland             33,330    1,841,655
     Atlas Copco AB                Sweden                  47,330    1,681,996
     BAE Systems PLC               United Kingdom         732,000    2,704,065
     Brambles
        Industries PLC             United Kingdom         297,215    1,173,043
*    British Airways PLC           United Kingdom         267,250    1,358,072
     Deutsche Post AG              Germany                150,380    3,368,941
     East Japan
        Railway Co.                Japan                      233    1,225,078
     Hutchison
        Whampoa                    Hong Kong              233,000    1,674,731
     KCI Konecranes
        International PLC          Finland                 35,290    1,322,720
     Kurita Water
        Industries, Ltd.           Japan                   49,000      647,619
     Rentokil Initial PLC          United Kingdom         570,460    1,910,745
*    Rolls Royce                   United
        Group PLC                  Kingdom              8,667,000       15,929
     Rolls Royce
        Group PLC                  United Kingdom         173,340      716,789

                           -------------------------
                           INTERNATIONAL EQUITY FUND
                           -------------------------

                                   Country             Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     INDUSTRIALS (CONTINUED)
     Securitas AB -
        Class B                    Sweden                 115,550    1,670,130
     Societe Bic SA                France                  18,578      787,652
     Toto                          Japan                  180,000    2,022,589
     Vestas Wind
        Systems AS                 Denmark                133,810    2,142,462
     Volvo AB - Class B            Sweden                  57,810    1,904,948
--------------------------------------------------------------------------------
     TOTAL                                                          28,169,164
--------------------------------------------------------------------------------

     INFORMATION TECHNOLOGY (8.4%)
*    Celestica, Inc.               Canada                  87,600    1,423,063
*    Check Point
        Software Tech              Israel                  81,590    1,857,804
     Hitachi, Ltd.                 Japan                  332,000    2,575,326
     Nintendo Co., Ltd.            Japan                   13,800    1,394,127
     Samsung Electronics           South Korea              7,390    3,687,103
     Sap AG                        Germany                 11,490    1,807,368
     Toshiba Corp.                 Japan                  493,000    2,236,709
--------------------------------------------------------------------------------
     TOTAL                                                          14,981,500
--------------------------------------------------------------------------------

     MATERIALS (10.1%)
     Akzo Nobel NV                 Netherlands             51,780    1,900,701
     Alumina, Ltd.                 Australia              405,550    1,659,548
     BASF AG                       Germany                 44,220    2,247,040
     Bayer AG                      Germany                 56,770    1,391,805
     Broken Hill Property
        Billiton, Ltd.             Australia              348,770    3,264,451
     Companhia Vale Do
        Rio Doce, ADR              Brazil                  34,750    1,628,038
     Norske
        Skogindustrier             Norway                 123,180    2,386,149
     Stora Enso OYJ -
        Class R                    Finland                141,510    1,780,753
     Upm-kymmene OYJ               Finland                 84,760    1,552,007
*    Yara International            Norway                  35,750      259,305
--------------------------------------------------------------------------------
     TOTAL                                                          18,069,797
--------------------------------------------------------------------------------

     TELECOMMUNICATION SERVICES (7.5%)
     BCE, Inc.                     Canada                  91,050    1,911,409
     KT Corp.
        Spons, ADR                 South Korea             82,460    1,570,038
     Nippon Telegraph &
        Telephone Corp.            Japan                      414    2,347,864
     Portugal Telecom SA           Portugal               100,170    1,120,200
     Telecom Corp. of
        New Zealand, Ltd.          New Zealand            521,870    2,018,597
*    Telefonica SA, ADR            Spain                   54,193    2,467,949
     Telefonos de
        Mexico SA, ADR             Mexico                  55,280    1,929,825
--------------------------------------------------------------------------------
     TOTAL                                                          13,365,882
--------------------------------------------------------------------------------

                                   Country             Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     UTILITIES (5.8%)
     E.On AG                       Germany                 31,420    2,073,466
     Endesa SA                     Spain                   92,230    1,677,453
     Hong Kong Electric
        Holdings, Ltd.             Hong Kong              332,248    1,462,708
     Iberdrola SA                  Spain                   82,830    1,710,068
     Korea Electric
        Power Corp.                South Korea             48,010      843,824
     Suez Lyonnaise                France                 129,390    2,642,704
--------------------------------------------------------------------------------
     TOTAL                                                          10,410,223
--------------------------------------------------------------------------------
     TOTAL FOREIGN COMMON STOCK
       (COST $124,430,330)                                         168,282,317
--------------------------------------------------------------------------------

     MONEY MARKET INVESTMENTS (5.6%)
     AUTOMOTIVE SERVICES (1.7%)
     Daimler Chrysler,
        1.03%, 4/21/04                                  2,998,283    2,998,283
--------------------------------------------------------------------------------

     FINANCE LESSORS (3.3%)
     Preferred Receivable Funding,
        1.02%, 4/7/04                                   2,999,490    2,999,490
     Receivables Capital Corp.,
        1.02%, 4/19/04                                  2,998,470    2,998,470
--------------------------------------------------------------------------------
     TOTAL                                                           5,997,960
--------------------------------------------------------------------------------
     SHORT-TERM BUSINESS CREDIT (0.6%)
     UBS Finance LLC, 1.07%, 4/1/04                     1,000,000    1,000,000
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
       (COST $9,996,243)                                             9,996,243
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS (99.7%)
       (COST $134,426,573)(a)                                      178,278,560
--------------------------------------------------------------------------------
     OTHER ASSETS,
       LESS LIABILITIES (0.3%)                                         599,078
--------------------------------------------------------------------------------
     TOTAL NET ASSETS (100.0%)                                     178,877,638
================================================================================

*    Non-Income Producing

     ADR - American Depositary Receipt

(a) At March 31, 2004, the aggregate cost of securities for federal tax purposes was $135,076,208 and the net unrealized appreciation of investments based on that cost was $43,202,352 which is comprised of $43,862,473 aggregate gross unrealized appreciation and $660,121 aggregate gross unrealized depreciation.

     INVESTMENT PERCENTAGES BY COUNTRY:
     United Kingdom                                                      16.9%
     Japan                                                               11.4%
     France                                                               7.8%
     Germany                                                              7.2%
     Netherlands                                                          6.1%
     Other                                                               50.6%
--------------------------------------------------------------------------------
     TOTAL                                                              100.0%
================================================================================

     The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                              --------------------
                              INDEX 400 STOCK FUND
                             ---------------------
  INDEX 400 STOCK FUND

--------------------------------------------------------------------------------
 OBJECTIVE: To seek investment results that approximate the performance of the S&P MidCap 400 Index, by investing in stocks included in the S&P MidCap
 400 Index.

 PORTFOLIO: Stocks included in the S&P MidCap 400 Index, most of which have a market value in the range of $750 million to $5 billion.

 STRATEGY: To capture mid-cap market performance, at low cost, by investing in a portfolio modeled after a mid-cap stock index in proportion to weightings in the index.

 NET ASSETS:  $175.6 million
--------------------------------------------------------------------------------

The Index 400 Stock Fund seeks investment results that approximate the performance of the S&P MidCap 400 Index, by investing in stocks included in the S&P MidCap 400 Index. The S&P MidCap 400 Index is composed of 400 common stocks. The S&P MidCap 400 Index does not include the very large issues that account for most of the weighting in the S&P 500/R Index. Most of the companies in the S&P MidCap 400 Index have a market value in the range of $750 million to $5 billion. The Fund's strategy is to capture mid-cap market performance by investing in a portfolio modeled after a mid-cap stock index. The Fund invests in stocks included in the S&P MidCap 400 Index in proportion to their weightings in the Index and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Fund is not managed in the traditional sense using economic, financial and market analysis. A computer program is used to determine which stocks are to be purchased or sold to achieve the Fund's objective. Therefore, the Fund remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing. The Fund will, to the extent feasible, remain fully invested, and cash flows are invested promptly to attempt to minimize their impact on returns. The Fund may purchase Index futures contracts in amounts approximating the cash held in the Fund's portfolio.

For the fiscal year ended March 31, 2004, the Index 400 Stock Fund returned 47.47% (Class A shares before sales charges), slightly lagging the S&P MidCap 400 Index return of 49.07%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Fund performance slightly lagged the S&P MidCap 400 Index due to transaction costs, administrative expenses, cash flow effects and holdings of stock index futures contracts. Since inception (July 12, 1999), the Fund has modestly underperformed its benchmark, with an average annual return of 8.55%, compared to an average annual return of 9.10% for the S&P MidCap 400 Index. Overall, the Fund has continued to achieve its goal of closely tracking the total return of the S&P MidCap 400 Index. The small difference between the returns for the Fund and the S&P MidCap 400 Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P MidCap 400 Index is not an actual mutual fund, there are no expenses charged against its return. The average return for the Fund's peer group, Mid-Cap Core Funds, was 47.77% for the twelve months ended March 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. (Lipper's indices are equally weighted, unmanaged indices composed of the largest mutual funds within their respective investment objective class.) The Fund's slight underperformance when compared to the Lipper peer group was due in part because this Lipper category contains many funds that, unlike the Fund, are actively managed.

During the twelve months ended March 31, 2004, U.S. stock prices rose sharply, bringing an end to a three-year bear market. Lower interest rates helped sustain the consumer sector, and stimulated a strong housing market and consumer spending through mortgage refinancing activity. These factors, along with tax cuts and an improvement in corporate earnings, helped provide the stimulus for economic recovery. However, in the first quarter of 2004, the equity markets began to stall, in part due to a maturation of the recovery and certain macro-economic events including inflation signals, unemployment news and global violence. Continuing the pattern of the prior twelve month period, the returns for large capitalization stocks underperformed the returns for small and medium capitalization stocks. The S&P 500/R Index return of 35.10% for the twelve months ended March 31, 2004, lagged the S&P MidCap 400 Index return of 49.07% and the Russell 2000 Index return of 63.84%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large cap stocks, and this proved to be the case during the twelve months ended March 31, 2004.

During the twelve months ended March 31, 2004, all sectors of the S&P MidCap 400 Index had positive returns, with stronger performing sectors within the S&P MidCap 400 Index being Information Technology (posting a return of 62.4%), as investors sought high beta stocks, including stocks of companies with no current earnings, Consumer Discretionary (posting a return of 59.4%), a sector which typically performs well early in a market upturn, and Financials (posting a return of 50.9%), a sector which benefits from lower interest rates and a steep yield curve.

                              --------------------
                              INDEX 400 STOCK FUND
                              --------------------

Weaker performing sectors within the S&P MidCap 400 Index during the twelve months ended March 31, 2004 were Energy (posting a return of 28.8%), Utilities (posting a return of 35.0%), and Materials (posting a return of 38.8%). Strong company contributors to the S&P MidCap 400 Index performance included AmeriCredit Corp. (up 416%), Atmel Corp. (up 306%), Transaction Systems Architects, Inc. (up 290%), Sepracor, Inc. (up 255%) and SanDisk Corp. (up 237%). Weak performers during the twelve months ended March 31, 2004 included LaBranche & Co., Inc. (down 39%), First Health Group Corp. (down 14%), Cooper Cameron Corp. (down 11%) and Payless ShoeSource, Inc. (down 11%).

The Fund seeks to track the performance and weightings of stocks in the S&P MidCap 400 Index. However, the Index may change from time to time as companies merge, divest, and/or add to market capitalization. Standard & Poor's also may adjust the Index to better reflect the companies it believes are most representative of the make-up of the economy. During the twelve months ended March 31, 2004, there were 27 companies added to the Index and 26 companies deleted from the Index. S&P MidCap 400 Index adjustments during the twelve months ended March 31, 2004 included additions of Silicon Laboratories, Inc., Graco, Inc., JetBlue Airways Corp., Zebra Technologies, AnnTaylor Stores Corp., and Tupperware Corp. Deletions included Dreyer's Grand Ice Cream, Inc., First Virginia Banks, Inc., Neuberger Berman, Inc., Wausau-Mosinee Paper Corp. and Dial Corporation.

SECTOR ALLOCATION 3/31/04

Financials                                                                 19%
Consumer Discretionary                                                     18%
Information Technology                                                     16%
Healthcare                                                                 12%
Industrials                                                                12%
Energy                                                                      7%
Utilities                                                                   6%
Consumer Staples                                                            5%
Materials                                                                   4%
Telecommunication Services                                                  1%

Sector Allocation is based on equities.

TOP 10 EQUITY HOLDINGS 3/31/04
Company%                                                            Net Assets
--------------------------------------------------------------------------------
Gilead Sciences, Inc.                                                     1.1%
New York Community Bancorp, Inc.                                          0.9%
The Washington Post Co. - Class B                                         0.8%
Lennar Corp. - Class A                                                    0.8%
D.R. Horton, Inc.                                                         0.8%
Valero Energy Corp.                                                       0.7%
Coach, Inc.                                                               0.7%
Affiliated Computer Services, Inc. - Class A                              0.6%
Fidelity National Financial, Inc.                                         0.6%
Tyson Foods, Inc. - Class A                                               0.6%

Sector Allocation and Top 10 Equity Holdings are subject to change.

                                                                  March 31, 2004

                              --------------------
                              INDEX 400 STOCK FUND
                              --------------------

PERFORMANCE RELATIVE TO RELEVANT INDEX

                                            Index 400
                                            Stock Fund
               Index 400      Index 400       Class B
              Stock Fund     Stock Fund     Redemption     S&P MidCap
               Class A        Class B         Value        400 Index
------------------------------------------------------------------------
7/12/99         9,524         10,000                        10,000
9/30/99         8,648          9,070                         9,050
3/31/00        11,411         11,938                        11,950
9/30/00        12,325         12,856                        12,961
3/31/01        10,542         10,967                        11,120
9/30/01         9,961         10,326                        10,499
3/31/02        12,508         12,799                        13,220
9/30/02         9,452          9,734                        10,006
3/31/03         9,513          9,772                        10,120
9/30/03        11,859         12,143                        12,688
3/31/04        14,028         14,313         14,113         15,088

Past performance is not guaranteed, nor predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For the most recent month-end performance information, visit masonstreetfunds.com.

Time period 7/12/99 through 3/31/04.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

TOTAL RETURN
                                                          ONE           SINCE
FOR THE PERIODS ENDED MARCH 31, 2004                      YEAR        INCEPTION*
--------------------------------------------------------------------------------
Index 400 Stock Fund
(Class A - without initial sales charge)                 47.47%         8.55%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                                     49.07%         9.10%
--------------------------------------------------------------------------------

*Fund inception date is 7/12/99. Returns are annualized.

The S&P MidCap 400 Index is a capitalization-weighted and unmanaged index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2004, the 400 companies in the composite had a median market capitalization of $2.1 billion and a total market value of $997.1 billion. The MidCap 400 Index represents approximately 5.9% of the market value of Compustat's database of about 11,372 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Russell 3000 Index ranged from $286 billion to $117 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $444 million; the median market capitalization was approximately $352 million. The Russell 2000 Index had a total market capitalization range of approximately $1.2 billion to $117 million. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

                              --------------------
                              INDEX 400 STOCK FUND
                              --------------------

 INDEX 400 STOCK FUND

     SCHEDULE OF INVESTMENTS 3/31/04
                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     COMMON STOCK (95.1%)
     CONSUMER DISCRETIONARY (17.6%)
*    99 Cents Only Stores                                 11,900       290,598
     Abercrombie & Fitch Co. - Class A                    15,900       538,056
*    American Eagle Outfitters, Inc.                      11,750       316,780
*    AnnTaylor Stores Corp.                                7,400       316,720
     Applebee's International, Inc.                        9,000       372,150
     ArvinMeritor, Inc.                                   11,275       223,583
     Bandag, Inc.                                          3,200       159,264
*    Barnes & Noble, Inc.                                 11,000       358,600
     Belo Corp. - Class A                                 18,800       521,888
     Blyth, Inc.                                           7,500       245,025
     Bob Evans Farms, Inc.                                 5,700       184,908
     Borders Group, Inc.                                  12,700       301,498
     BorgWarner, Inc.                                      4,500       381,735
     Boyd Gaming Corp.                                    10,600       242,634
*    Brinker International, Inc.                          15,850       601,191
*    Caesars Entertainment Corp.                          49,800       649,392
     Callaway Golf Co.                                    12,400       235,352
*    CarMax, Inc.                                         17,000       496,400
*    Catalina Marketing Corp.                              8,800       170,632
     CBRL Group, Inc.                                      8,100       321,084
*    The Cheesecake Factory, Inc.                          8,500       392,105
*    Chico's FAS, Inc.                                    14,300       663,520
     Claire's Stores, Inc.                                16,100       335,524
*    Coach, Inc.                                          30,500     1,250,195
     D.R. Horton, Inc.                                    38,800     1,374,684
*    Dollar Tree Stores, Inc.                             18,950       585,366
*    Emmis Communications Corp. -
        Class A                                            9,000       214,290
*    Entercom Communications Corp. -
        Class A                                            8,400       380,268
     Extended Stay America, Inc.                          16,000       309,920
     Furniture Brands International, Inc.                  9,200       296,240
     Gentex Corp.                                         12,600       546,588
     GTECH Holdings Corp.                                  9,700       573,658
     Harman International                                 10,800       859,680
     Harte-Hanks, Inc.                                    14,350       336,077
*    Hovananian Enterprises, Inc.                          9,800       422,870
     International Speedway Corp. -
        Class A                                            8,700       408,900
*    Krispy Kreme Doughnuts, Inc.                          9,900       339,966
     Lear Corp.                                           11,100       687,756
     Lee Enterprises, Inc.                                 7,300       329,814
     Lennar Corp. - Class A                               25,900     1,399,377
     Mandalay Resort Group                                10,700       612,682
     Media General, Inc. - Class A                         3,900       262,392
     Michaels Stores, Inc.                                11,000       534,820
     Modine Manufacturing Co.                              5,600       145,936

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     CONSUMER DISCRETIONARY (CONTINUED)
*    Mohawk Industries, Inc.                              10,900       897,615
     The Neiman Marcus Group, Inc. -
        Class A                                            8,000       431,520
*    O'Reilly Automotive, Inc.                             8,900       356,356
     Outback Steakhouse, Inc.                             12,300       599,010
*    Payless ShoeSource, Inc.                             11,221       156,645
     PETsMART, Inc.                                       23,500       640,610
     Pier 1 Imports, Inc.                                 14,600       346,020
     The Reader's Digest Association,
        Inc. - Class A                                    16,300       229,504
     Regis Corp.                                           7,200       319,968
*    Rent-A-Center, Inc.                                  13,300       438,767
     Ross Stores, Inc.                                    25,000       765,250
     Ruby Tuesday, Inc.                                   10,700       344,005
     Ryland Group, Inc.                                    4,200       373,086
*    Saks, Inc.                                           22,500       396,000
*    Scholastic Corp.                                      6,500       177,125
*    Six Flags, Inc.                                      15,200       119,320
     Superior Industries International, Inc.               4,400       155,936
*    The Timberland Co. - Class A                          5,800       344,810
*    Toll Brothers, Inc.                                  12,000       545,160
     Tupperware Corp.                                     15,500       276,055
*    Valassis Communications, Inc.                         8,600       261,440
     The Washington Post Co. - Class B                     1,600     1,415,055
*    Westwood One, Inc.                                   16,400       482,980
*    Williams-Sonoma, Inc.                                19,200       656,640
--------------------------------------------------------------------------------
     TOTAL                                                          30,918,995
--------------------------------------------------------------------------------

     CONSUMER STAPLES (4.3%)
*    BJ's Wholesale Club, Inc.                            11,500       292,675
     Church & Dwight Co., Inc.                             6,600       285,846
*    Constellation Brands, Inc. - Class A                 17,300       555,330
*    Dean Foods Co.                                       25,637       856,276
*    Energizer Holdings, Inc.                             13,900       648,991
     Hormel Foods Corp.                                   22,800       668,724
     Interstate Bakeries Corp.                             7,400        84,138
     The J.M. Smucker Co.                                  8,180       431,740
     Lancaster Colony Corp.                                5,900       238,360
     Longs Drug Stores Corp.                               6,200       116,746
     PepsiAmericas, Inc.                                  23,700       483,954
     Ruddick Corp.                                         7,600       153,824
*    Smithfield Foods, Inc.                               18,200       493,584
     Tootsie Roll Industries, Inc.                         8,705       318,255
     Tyson Foods, Inc. - Class A                          57,590     1,039,500
     Universal Corp.                                       4,100       208,362
     Whole Foods Market, Inc.                              9,800       734,510
--------------------------------------------------------------------------------
     TOTAL                                                           7,610,815
--------------------------------------------------------------------------------

                                                                  March 31, 2004

                              --------------------
                              INDEX 400 STOCK FUND
                              --------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     ENERGY (6.5%)
*    Cooper Cameron Corp.                                  8,900       392,045
     ENSCO International, Inc.                            24,600       692,982
*    FMC Technologies, Inc.                               10,899       294,600
*    Forest Oil Corp.                                      8,800       222,200
*    Grant Prideco, Inc.                                  20,000       310,000
*    Hanover Compressor Co.                               12,100       146,289
     Helmerich & Payne, Inc.                               8,200       234,930
     Murphy Oil Corp.                                     15,100       950,847
*    National-Oilwell, Inc.                               14,000       395,920
*    Newfield Exploration Co.                              5,800       277,994
     Noble Energy, Inc.                                    9,300       438,030
     Overseas Shipholding Group, Inc.                      6,400       233,600
*    Patterson-UTI Energy, Inc.                           13,300       470,953
     Pioneer Natural Resources Co.                        19,400       626,620
     Pogo Producing Co.                                   10,500       481,635
*    Pride International, Inc.                            22,300       380,438
*    Smith International, Inc.                            16,500       882,915
     Tidewater, Inc.                                      10,000       281,300
     Valero Energy Corp.                                  20,900     1,253,164
*    Varco International, Inc.                            16,067       289,367
*    Weatherford International, Ltd.                      21,400       899,442
     Western Gas Resources, Inc.                           5,500       279,675
     XTO Energy, Inc.                                     37,875       955,965
--------------------------------------------------------------------------------
     TOTAL                                                          11,390,911
--------------------------------------------------------------------------------

     FINANCIALS (18.2%)
     A.G. Edwards, Inc.                                   12,900       504,648
*    Allmerica Financial Corp.                             8,700       300,585
     AMB Property Co.                                     13,400       498,078
     American Financial Group, Inc.                       12,000       357,960
*    AmeriCredit Corp.                                    25,700       437,671
     Amerus Group, Co.                                     6,400       258,240
     Arthur J. Gallagher & Co.                            14,800       482,036
     Associated Banc-Corp.                                12,041       539,316
     Astoria Financial Corp.                              13,100       498,193
     Bank of Hawaii Corp.                                  9,200       426,236
     Banknorth Group, Inc.                                26,600       905,464
     Brown & Brown, Inc.                                  11,300       437,988
     City National Corp.                                   8,000       479,200
     The Colonial BancGroup, Inc.                         20,500       379,250
     Commerce Bancorp, Inc.                               12,500       823,500
     Compass Bancshares, Inc.                             20,000       829,400
     Cullen/Frost Bankers, Inc.                            8,500       363,460
     Eaton Vance Corp.                                    11,300       430,756
     Everest Re Group, Ltd.                                9,200       786,048
     Fidelity National Financial, Inc.                    26,813     1,061,795
     The First American Corp.                             12,900       392,418
     FirstMerit Corp.                                     13,900       362,095
     GATX Corp.                                            8,100       179,577
     Greater Bay Bancorp                                   8,600       251,550

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     FINANCIALS (CONTINUED)
     GreenPoint Financial Corp.                           21,950       959,435
     HCC Insurance Holdings, Inc.                         10,500       339,465
     Hibernia Corp. - Class A                             25,500       598,995
     Highwoods Properties, Inc.                            8,700       228,027
     Horace Mann Educators Corp.                           7,000       110,040
     Hospitality Properties Trust                         10,900       505,760
     Independence Community
        Bank Corp.                                         8,900       362,675
     IndyMac Bancorp, Inc.                                 9,100       330,239
     Investors Financial Services Corp.                   10,700       442,124
     Jefferies Group, Inc.                                 9,000       317,970
     LaBranche & Co., Inc.                                 9,800       109,858
     Legg Mason, Inc.                                     10,900     1,011,302
     Leucadia National Corp.                              11,500       612,720
     Liberty Property Trust                               13,200       594,000
     Mack-Cali Realty Corp.                                9,600       431,136
     Mercantile Bankshares Corp.                          13,100       562,907
     The MONY Group, Inc.                                  7,700       242,088
     National Commerce Financial Corp.                    33,720       964,729
     New Plan Excel Realty Trust, Inc.                    16,100       440,335
     New York Community Bancorp, Inc.                     44,388     1,521,620
*    Ohio Casualty Corp.                                  10,000       199,900
     Old Republic International Corp.                     29,800       731,888
     The PMI Group, Inc.                                  15,600       582,816
     Protective Life Corp.                                11,300       423,185
     Provident Financial Group, Inc.                       8,000       321,280
     Radian Group, Inc.                                   15,400       656,040
     Raymond James Financial, Inc.                        12,000       298,200
     Rayonier, Inc.                                        8,005       349,899
     SEI Investments Co.                                  17,300       570,900
*    Silicon Valley Bancshares                             5,700       184,908
     Sovereign Bancorp, Inc.                              48,100     1,030,302
     StanCorp Financial Group, Inc.                        4,800       313,200
     TCF Financial Corp.                                  11,700       597,519
     United Dominion Realty Trust, Inc.                   20,900       410,058
     Unitrin, Inc.                                        11,100       476,190
     W.R. Berkley Corp.                                   13,750       548,350
     Waddell & Reed Financial, Inc. -
        Class A                                           13,500       331,020
     Washington Federal, Inc.                             12,640       322,699
     Webster Financial Corp.                               7,500       380,325
     Westamerica Bancorporation                            5,400       272,484
     Wilmington Trust Corp.                               10,900       407,333
--------------------------------------------------------------------------------
     TOTAL                                                          32,079,385
--------------------------------------------------------------------------------

     HEALTHCARE (11.8%)
*    Apogent Technologies, Inc.                           14,900       457,132
*    Apria Healthcare Group, Inc.                          8,400       251,496
*    Barr Laboratories, Inc.                              16,575       760,793
     Beckman Coulter, Inc.                                10,100       550,854

                              --------------------
                              INDEX 400 STOCK FUND
                             ---------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     HEALTHCARE (CONTINUED)
*    Caremark Rx, Inc.                                    29,605       984,366
*    Cephalon, Inc.                                        9,100       521,521
*    Charles River Laboratories
        International, Inc.                                7,500       321,375
*    Community Health Systems, Inc.                       16,200       450,846
*    Covance, Inc.                                        10,200       351,288
*    Coventry Health Care, Inc.                           14,800       626,484
*    Cytyc Corp.                                          18,000       400,500
     DENTSPLY International, Inc.                         13,000       576,290
*    Edwards Lifesciences Corp.                            9,700       309,915
*    First Health Group Corp.                             15,500       338,830
*    Gilead Sciences, Inc.                                33,300     1,857,141
*    Health Net, Inc.                                     18,700       466,191
*    Henry Schein, Inc.                                    7,200       514,224
     Hillenbrand Industries, Inc.                         10,200       692,478
*    IVAX Corp.                                           32,300       735,471
*    LifePoint Hospitals, Inc.                             6,200       200,508
*    Lincare Holdings, Inc.                               16,200       509,004
*    Millennium Pharmaceuticals, Inc.                     49,500       836,550
     Mylan Laboratories, Inc.                             44,200     1,004,666
     Omnicare, Inc.                                       16,800       744,744
     Oxford Health Plans, Inc.                            13,300       649,705
*    PacifiCare Health Systems, Inc.                      13,700       541,835
*    Patterson Dental Co.                                 11,200       768,432
     Perrigo Co.                                          11,500       230,575
*    Pharmaceutical Resources, Inc.                        5,600       318,416
*    Protein Design Labs, Inc.                            15,400       366,828
*    Sepracor, Inc.                                       14,000       673,400
*    STERIS Corp.                                         11,400       294,120
*    Triad Hospitals, Inc.                                12,414       382,599
     Universal Health Services, Inc. -
        Class B                                            9,500       437,665
     Valeant Pharmaceuticals
        International Co.                                 13,700       327,019
*    Varian Medical Systems, Inc.                         11,200       966,672
*    Vertex Pharmaceuticals, Inc.                         12,800       120,576
*    VISX, Inc.                                            7,900       154,208
--------------------------------------------------------------------------------
     TOTAL                                                          20,694,717
--------------------------------------------------------------------------------

     INDUSTRIALS (11.3%)
*    AGCO Corp.                                           12,400       256,804
*    Alaska Air Group, Inc.                                4,400       108,504
     Alexander & Baldwin, Inc.                             6,900       228,252
     ALLETE, Inc.                                         14,300       501,787
     AMETEK, Inc.                                         11,000       282,040
     Banta Corp.                                           4,200       194,418
     The Brink's Co.                                       8,900       245,462
     C.H. Robinson Worldwide, Inc.                        13,900       576,850
*    Career Education Corp.                               16,500       934,560
     Carlisle Companies, Inc.                              5,100       288,915

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     INDUSTRIALS (CONTINUED)
*    ChoicePoint, Inc.                                    14,333       545,084
     CNF, Inc.                                             8,200       275,520
*    Copart, Inc.                                         14,600       317,258
*    Corinthian Colleges, Inc.                            14,600       482,676
*    DeVry, Inc.                                          11,500       346,725
     Donaldson Co., Inc.                                  14,200       376,726
*    The Dun & Bradstreet Corp.                           12,000       642,000
*    Dycom Industries, Inc.                                7,900       209,508
*    Education Management Corp.                           11,900       378,777
     Expeditors International of
        Washington, Inc.                                  17,300       683,177
     Fastenal Co.                                         12,500       671,125
     Federal Signal Corp.                                  7,900       156,815
*    Flowserve Corp.                                       9,100       190,645
     Graco, Inc.                                          11,400       331,854
     Granite Construction, Inc.                            6,800       161,636
     Harsco Corp.                                          6,700       304,850
     Herman Miller, Inc.                                  12,000       319,560
     Hon Industries, Inc.                                  9,600       356,736
     Hubbell, Inc. - Class B                               9,800       393,274
*    ITT Educational Services, Inc.                        7,400       230,880
*    J.B. Hunt Transport Services, Inc.                   13,200       371,844
*    Jacobs Engineering Group, Inc.                        9,100       405,860
*    JetBlue Airways Corp.                                16,650       421,079
     Kelly Services, Inc. - Class A                        5,700       168,777
     Kennametal, Inc.                                      5,900       243,493
*    Korn/Ferry International                              6,200        99,200
     L-3 Communications Holdings, Inc.                    15,900       945,731
     Manpower, Inc.                                       14,300       664,950
     Nordson Corp.                                         5,600       209,776
     Pentair, Inc.                                         8,100       477,900
     Precision Castparts Corp.                            10,200       449,106
*    Quanta Services, Inc.                                19,200       135,936
     Republic Services, Inc.                              26,000       703,820
     Rollins, Inc.                                         7,400       190,698
*    Sequa Corp. - Class A                                 1,700        83,980
*    Sotheby's Holdings, Inc. - Class A                   10,100       129,785
     SPX Corp.                                            12,500       568,500
*    Stericycle, Inc.                                      6,900       330,234
*    Swift Transportation Co., Inc.                       13,700       235,229
*    Sylvan Learning Systems, Inc.                         7,151       251,072
     Tecumseh Products Co. - Class A                       3,000       126,300
     Teleflex, Inc.                                        6,500       319,995
     Trinity Industries, Inc.                              7,600       211,280
*    United Rentals, Inc.                                 12,700       225,679
     Viad Corp.                                           14,500       350,465
     Werner Enterprises, Inc.                             13,075       247,771
     York International Corp.                              6,600       259,446
--------------------------------------------------------------------------------
     TOTAL                                                          19,820,324
--------------------------------------------------------------------------------

                                                                  March 31, 2004

                              INDEX 400 STOCK FUND
                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     INFORMATION TECHNOLOGY (15.0%)
*    3Com Corp.                                           61,300       432,778
*    Activision, Inc.                                     21,825       345,272
     Acxiom Corp.                                         14,000       307,440
     ADTRAN, Inc.                                         13,000       390,390
*    Advanced Fibre
        Communications, Inc.                              14,300       315,029
*    Advent Software, Inc.                                 5,400       100,980
*    Affiliated Computer Services, Inc. -
        Class A                                           21,600     1,121,040
*    Arrow Electronics, Inc.                              18,600       473,556
*    Ascential Software Corp.                              9,775       214,268
*    Atmel Corp.                                          77,500       503,750
*    Avnet, Inc.                                          19,700       482,453
*    Avocent Corp.                                         7,700       283,283
*    The BISYS Group, Inc.                                19,400       325,144
*    Cabot Microelectronics Corp.                          4,085       172,550
*    Cadence Design Systems, Inc.                         43,200       636,768
     CDW Corp.                                            13,700       926,257
*    Ceridian Corp.                                       24,600       484,866
     Certegy, Inc.                                        10,700       374,714
*    CheckFree Corp.                                      13,100       385,926
*    Cognizant Technology
        Solutions Corp.                                   10,500       475,125
*    CommScope, Inc.                                       9,700       161,505
*    Credence Systems Corp.                               10,400       123,552
*    Cree, Inc.                                           12,200       272,060
*    CSG Systems International, Inc.                       8,600       147,748
*    Cypress Semiconductor Corp.                          19,800       405,306
     Diebold, Inc.                                        11,900       572,628
*    DST Systems, Inc.                                    13,700       621,295
     Fair, Isaac and Co., Inc.                            11,850       427,548
*    Fairchild Semiconductor
        International, Inc. - Class A                     19,400       466,182
*    Gartner, Inc.                                        21,300       248,145
     Harris Corp.                                         10,900       527,669
     Imation Corp.                                         5,900       221,958
*    Integrated Circuit Systems, Inc.                     11,900       297,857
*    Integrated Device Technology, Inc.                   17,200       258,000
*    International Rectifier Corp.                        10,600       487,494
*    Internet Security Systems, Inc.                       8,200       144,648
     Intersil Corp. - Class A                             22,800       508,212
     Jack Henry & Associates, Inc.                        14,700       283,122
*    Keane, Inc.                                          10,500       165,270
*    KEMET Corp.                                          14,200       203,628
*    Lam Research Corp.                                   21,500       542,015
*    Lattice Semiconductor Corp.                          18,500       161,505
*    LTX Corp.                                             9,800       147,980
*    Macromedia, Inc.                                     10,300       206,721
*    Macrovision Corp.                                     8,000       149,440
*    McDATA Corp. - Class A                               19,000       133,760

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     INFORMATION TECHNOLOGY (CONTINUED)
*    Mentor Graphics Corp.                                11,200       199,584
*    Micrel, Inc.                                         15,200       202,920
     Microchip Technology, Inc.                           34,100       905,696
*    MPS Group, Inc.                                      17,200       191,264
     National Instruments Corp.                           12,850       404,261
*    Network Associates, Inc.                             26,500       477,000
*    Newport Corp.                                         6,400       107,008
*    Plantronics, Inc.                                     7,300       267,253
*    Plexus Corp.                                          7,000       124,530
*    Polycom, Inc.                                        16,300       346,049
*    Powerwave Technologies, Inc.                         10,400        81,120
*    Quantum Corp. - DLT &
        Storage Systems                                   29,300       108,410
*    Retek, Inc.                                           9,000        68,040
     The Reynolds and Reynolds Co. -
        Class A                                           11,000       312,510
*    RF Micro Devices, Inc.                               30,500       258,030
*    RSA Security, Inc.                                    9,900       186,021
*    SanDisk Corp.                                        26,100       740,457
*    Semtech Corp.                                        12,100       276,243
*    Silicon Laboratories, Inc.                            8,200       433,616
*    Storage Technology Corp.                             18,200       506,506
*    Sybase, Inc.                                         15,900       333,741
*    Synopsys, Inc.                                       25,500       738,480
*    Tech Data Corp.                                       9,300       380,742
*    The Titan Corp.                                      13,400       270,546
*    Transaction Systems Architects, Inc. -
        Class A                                            6,300       145,782
*    TriQuint Semiconductor, Inc.                         22,037       160,870
*    Varian, Inc.                                          5,700       228,969
*    Vishay Intertechnology, Inc.                         26,400       563,376
*    Wind River Systems, Inc.                             13,800       152,766
*    Zebra Technologies Corp. - Class A                    7,800       541,086
--------------------------------------------------------------------------------
     TOTAL                                                          26,349,713
--------------------------------------------------------------------------------

     MATERIALS (3.8%)
     Airgas, Inc.                                         12,200       259,860
     Albemarle Corp.                                       6,800       197,200
     Arch Coal, Inc.                                       8,700       273,093
     Bowater, Inc.                                         9,100       397,033
     Cabot Corp.                                          10,100       331,280
     Crompton Corp.                                       18,278       116,614
     Cytec Industries, Inc.                                6,400       227,648
     Ferro Corp.                                           6,800       177,820
*    FMC Corp.                                             5,800       248,356
     IMC Global, Inc.                                     18,900       270,270
*    Longview Fibre Co.                                    8,400        93,744
     The Lubrizol Corp.                                    8,500       267,665
     Lyondell Chemical Co.                                29,100       431,844
     Martin Marietta Materials, Inc.                       8,000       369,280

                              --------------------
                              INDEX 400 STOCK FUND
                              --------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     MATERIALS (CONTINUED)
     Minerals Technologies, Inc.                           3,300       188,430
     Olin Corp.                                           11,300       201,705
     P.H. Glatfelter Co.                                   7,200        80,928
     Packaging Corp. of America                           17,300       390,288
     Peabody Energy Corp.                                  8,900       413,939
     Potlatch Corp.                                        4,700       191,525
     RPM, Inc.                                            19,000       314,260
*    The Scotts Co. - Class A                              5,300       339,995
     Sensient Technologies Corp.                           7,700       143,759
     Sonoco Products Co.                                  16,000       388,480
     The Valspar Corp.                                     8,300       408,609
--------------------------------------------------------------------------------
     TOTAL                                                           6,723,625
--------------------------------------------------------------------------------

     TELECOMMUNICATION SERVICES (0.6%)
*    Cincinnati Bell, Inc.                                40,200       163,614
*    Price Communications Corp.                            8,900       139,641
     Telephone and Data Systems, Inc.                      9,400       666,178
--------------------------------------------------------------------------------
     TOTAL                                                             969,433
--------------------------------------------------------------------------------

     UTILITIES (6.0%)
     AGL Resources, Inc.                                  10,600       307,612
     Alliant Energy Corp.                                 18,200       474,292
     Aqua America, Inc.                                   15,225       330,078
*    Aquila, Inc.                                         32,100       151,191
     Black Hills Corp.                                     5,300       168,911
     DPL, Inc.                                            20,800       390,000
     Duquesne Light Holdings, Inc.                        12,400       241,800
     Energy East Corp.                                    24,000       608,640
     Equitable Resources, Inc.                            10,200       453,084
     Great Plains Energy, Inc.                            11,400       385,206
     Hawaiian Electric Industries, Inc.                    6,200       321,408
     IDACORP, Inc.                                         6,300       188,370
     MDU Resources Group, Inc.                            18,600       436,914
     National Fuel Gas Co.                                13,400       329,640
     Northeast Utilities                                  22,000       410,300
     NSTAR                                                 8,700       441,264
     OGE Energy Corp.                                     14,300       378,092
     ONEOK, Inc.                                          16,700       376,585
     Pepco Holdings, Inc.                                 28,200       576,408
     PNM Resources, Inc.                                   6,600       198,330
     Puget Energy, Inc.                                   15,500       346,735
     Questar Corp.                                        13,700       499,228
     SCANA Corp.                                          18,200       643,370
*    Sierra Pacific Resources                             19,258       142,509
     Vectren Corp.                                        12,400       305,908
     Westar Energy, Inc.                                  11,900       249,424
     WGL Holdings, Inc.                                    8,000       240,800
     Wisconsin Energy Corp.                               19,300       620,495
     WPS Resources Corp.                                   5,900       282,020
--------------------------------------------------------------------------------
     TOTAL                                                          10,498,614
--------------------------------------------------------------------------------
     TOTAL COMMON STOCK
       (COST $130,992,987)                                         167,056,532
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     MONEY MARKET INVESTMENTS (4.7%)
     AUTOMOTIVE SERVICES (1.7%)
(b)  Daimler Chrysler,
        1.02%, 4/14/04                                 3,000,000     2,998,896
--------------------------------------------------------------------------------

     FEDERAL GOVERNMENT AND AGENCIES (0.3%)
(b)  Federal Home Loan Bank,
        1.055%, 7/16/04                                  600,000       598,212
--------------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (2.7%)
(b)  Old Line Funding Corp.,
        1.03%, 4/20/04                                 3,000,000     2,998,369
(b)  UBS Finance Delaware LLC,
        1.06%, 4/1/04                                  1,600,000     1,600,000
--------------------------------------------------------------------------------
     TOTAL                                                           4,598,369
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
       (COST $8,195,400)                                             8,195,477
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS (99.8%)
       (COST $139,188,387)(a)                                      175,252,009
--------------------------------------------------------------------------------
     OTHER ASSETS,
       LESS LIABILITIES (0.2%)                                         321,541
--------------------------------------------------------------------------------
     TOTAL NET ASSETS (100.0%)                                     175,573,550
================================================================================

*    Non-Income Producing
(a) At March 31, 2004 the aggregate cost of securities for federal tax purposes was $139,714,845 and the net unrealized appreciation of investments based on that cost was $35,537,164 which is comprised of $40,689,262 aggregate gross unrealized appreciation and $5,152,098 aggregate gross unrealized depreciation.

(b) All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                                 Unrealized
                                   Number of      Expiration    Appreciation
     Issuer                        Contracts         Date      (Depreciation)
--------------------------------------------------------------------------------
     MidCap 400 Index Futures
        (Total notional value at
        3/31/04, $7,786,475)           26            6/04         $59,025
     The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

  GROWTH STOCK FUND

--------------------------------------------------------------------------------
 OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary.

 PORTFOLIO: A diversified mix of high quality growth stocks in medium and large companies.

 STRATEGY: To analyze economic trends to determine their impact on various sectors and industries and to select high quality stocks from industries with the best earnings potential.

 NET ASSETS:  $140.6 million
--------------------------------------------------------------------------------

The Growth Stock Fund seeks long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary. The Fund's portfolio will consist primarily of high quality growth stocks of medium and large companies. The Fund's strategy is to analyze economic trends to determine their impact on various sectors and industries and to select high quality stocks from industries with the best earnings potential. The Fund invests primarily in equity securities of well-established companies selected for their growth potential, with emphasis placed on high quality companies with strong financial characteristics. The investment process is initiated with an analysis of the economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position and financial characteristics are important variables used in the analysis.

For the fiscal year ended March 31, 2004, the Growth Stock Fund returned 22.87% (Class A shares before sales charges), lagging the S&P 500/R Index return of 35.10%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Index comparison shortfall in the last fiscal year largely reflected market and investor preference for more speculative shares than those that populate the Growth Stock Fund portfolio. Although cash balances usually were kept under 10% for the twelve months ended March 31, 2004, they did negatively impact relative returns given the benchmark's exceptionally strong absolute gains. Our investment approach, which emphasizes long-term growth of capital, is designed to capture the long-term potential out-performance of medium and large cap stocks with reduced volatility. It is not uncommon, therefore, for the Fund to lag in a market led by speculative growth stocks, which was the state of the market during the twelve months ended March 31, 2004. The average return for the Fund's peer group, Large-Cap Growth Funds, was 29.15% for the twelve months ended March 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. (Lipper's indices are equally weighted, unmanaged indices composed of the largest mutual funds within their respective investment objective class.) Since inception (March 31, 1997), the Fund has modestly underperformed its benchmark, with an average annual return of 7.06%, compared to an average annual return of 7.42% for the S&P 500/R Index.

During the twelve months ended March 31, 2004, U.S. stock prices rose sharply, bringing an end to a three-year bear market. Lower interest rates helped sustain the consumer sector, and stimulated a strong housing market and consumer spending through mortgage refinancing activity. These factors, along with tax cuts and an improvement in corporate earnings, helped provide the stimulus for economic recovery. The market largely ignored several potential areas of concern, including a series of investment industry scandals and protracted weakness in the U.S. dollar. However, in the first quarter of 2004, the equity markets began to stall, in part due to a maturation of the recovery and certain macro-economic events including inflation signals, unemployment news and global violence. Continuing the pattern of the prior twelve month period, the returns for large capitalization stocks underperformed the returns for small and medium capitalization stocks. The S&P 500/R Index return of 35.10% for the twelve months ended March 31, 2004, lagged the S&P MidCap 400 Index return of 49.07% and the Russell 2000 Index return of 63.84%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large cap stocks, and this proved to be the case during the twelve months ended March 31, 2004.

Sector weightings had a relatively neutral impact on the Fund's performance during the twelve months ended March 31, 2004, compared to its benchmark. It was primarily the weakness in the returns of individual holdings within various sectors that held back the Fund's performance for the period. Stock selection did make a positive contribution within the Consumer Discretionary, Information Technology and Healthcare sectors, with holdings such as Fortune Brands, Inc. (a consumer products company), Target Corp. (a retail company), Intel Corp. (a large semiconductor manufacturer), Cisco Systems, Inc. (a networking company), and Teva Pharmaceutical Industries, Ltd. (a generic drug company). The positive impact of holdings in these sectors was offset by weaker relative returns in the Financials sector, and other holdings in the Consumer Discretionary and Information Technology sectors. Among these sectors, holdings in Kohl's Corp.

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

(a retail company), Johnson & Johnson (a medical products company), Medtronic, Inc. (a medical technology company), Amgen, Inc. (a biotechnology company), Pfizer, Inc. (a pharmaceutical company), and Microsoft Corp. (a software manufacturer) were the primary detractors from the Fund's relative performance.

The U.S. economy appears to be undergoing a gradual recovery, characterized by strong consumer spending and high productivity, but very little job creation is still a concern. However, strong productivity growth usually means better corporate profits, and ultimately higher capital spending and job formation. In fact, a report issued in early April showed that employment numbers began to strengthen in March, making it seem increasingly likely that the recovery may prove to be self-sustaining. The Fund's portfolio is positioned to benefit from an economic rebound, with initial overweight positions in the Consumer Discretionary and Information Technology sectors. We also have begun to see that many mid-sized companies are showing signs of growth again, particularly in the Industrial and Information Technology sectors. While sector positioning can be an important driver of overall Fund performance, we continue to remain focused on individual stock selection, looking for companies with above-average earnings growth potential. While we are encouraged by the resilience of the economy and the market over the last twelve months, we do expect volatility to remain an issue. We therefore are focusing on those companies that we believe will offer strong earnings growth over the long term, as these types of companies may be more likely to show strength during an economic recovery.

SECTOR ALLOCATION 3/31/04

Information Technology                                                     23%
Consumer Discretionary                                                     18%
Financials                                                                 16%
Healthcare                                                                 15%
Other Investments, Futures and Assets                                       8%
Consumer Staples                                                            8%
Industrials                                                                 7%
Energy                                                                      5%

Sector Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS 3/31/04
Company%                                                            Net Assets
--------------------------------------------------------------------------------
Microsoft Corp.                                                           3.1%
Citigroup, Inc.                                                           2.8%
Pfizer, Inc.                                                              2.7%
General Electric Co.                                                      2.6%
Intel Corp.                                                               2.4%
Wal-Mart Stores, Inc.                                                     2.4%
Fortune Brands, Inc.                                                      2.2%
American Standard Companies, Inc.                                         2.1%
Cisco Systems, Inc.                                                       2.0%
Morgan Stanley                                                            1.9%

Sector Allocation and Top 10 Equity Holdings are subject to change.

                                                                  March 31, 2004

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

PERFORMANCE RELATIVE TO RELEVANT INDEX

                                            Growth
                                          Stock Fund
               Growth         Growth        Class B
             Stock Fund     Stock Fund     Redemption      S&P 500/R
              Class A        Class B         Value           Index
-------------------------------------------------------------------------
3/31/97         9,524         10,000                        10,000
9/30/97        11,829         12,380                        12,626
3/31/98        13,817         14,412                        14,800
9/30/98        12,779         13,293                        13,768
3/31/99        16,355         16,958                        17,532
9/30/99        16,623         17,173                        17,596
3/31/00        20,899         21,539                        20,678
9/30/00        21,031         21,596                        19,934
3/31/01        16,706         17,099                        16,196
9/30/01        14,758         15,069                        14,627
3/31/02        16,500         16,616                        16,235
9/30/02        12,507         12,666                        11,631
3/31/03        12,495         12,617                        12,215
9/30/03        13,882         13,979                        14,468
3/31/04        15,352         15,403         15,403         16,504


Past performance is not guaranteed, nor predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For the most recent month-end performance information, visit masonstreetfunds.com.

Time period 3/31/97 through 3/31/04.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

TOTAL RETURN
                                           ONE            FIVE          SINCE
FOR THE PERIODS ENDED MARCH 31, 2004       YEAR          YEAR*        INCEPTION*
--------------------------------------------------------------------------------
Growth Stock Fund
(Class A - without initial sales charge)  22.87%         -1.26%         7.06%
--------------------------------------------------------------------------------
S&P 500/R Index                           35.10%         -1.20%         7.42%
--------------------------------------------------------------------------------

Fund inception date is 3/31/97.

*Returns are annualized.

The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The S&P MidCap 400 Index is a capitalization-weighted and unmanaged index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2004, the 400 companies in the composite had a median market capitalization of $2.1 billion and a total market value of $997.1 billion. The MidCap 400 Index represents approximately 5.9% of the market value of Compustat's database of about 11,372 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Russell 3000 Index ranged from $286 billion to $117 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $444 million; the median market capitalization was approximately $352 million. The Russell 2000 Index had a total market capitalization range of approximately $1.2 billion to $117 million. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

 GROWTH STOCK FUND

     SCHEDULE OF INVESTMENTS 3/31/04
                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     COMMON STOCK (96.6%)
     CONSUMER DISCRETIONARY (18.2%)
*    Bed Bath & Beyond, Inc.                               35,400    1,478,304
     Best Buy Co., Inc.                                    14,200      734,424
     Carnival Corp.                                        16,900      758,979
*    Comcast Corp. - Class A                               24,943      716,862
     Fortune Brands, Inc.                                  41,200    3,157,156
     Gannett Co., Inc.                                      7,000      616,980
     Harley-Davidson, Inc.                                 26,700    1,424,178
*    InterActiveCorp                                       19,900      628,641
     J.C. Penney Co., Inc.                                 20,800      723,424
*    Kohl's Corp.                                          32,000    1,546,560
     Lowe's Companies, Inc.                                24,600    1,380,798
     McDonald's Corp.                                      37,200    1,062,804
     The McGraw-Hill Companies, Inc.                       19,400    1,477,116
     The News Corp. Ltd., ADR                              21,300      675,423
     NIKE, Inc. - Class B                                  10,000      778,700
     Staples, Inc.                                         26,200      665,218
     Target Corp.                                          57,000    2,567,280
*    Time Warner, Inc.                                     62,400    1,052,064
     Tribune Co.                                           34,000    1,714,960
     Viacom, Inc. - Class B                                30,100    1,180,221
     Wendy's International, Inc.                           31,100    1,265,459
--------------------------------------------------------------------------------
     TOTAL                                                          25,605,551
--------------------------------------------------------------------------------

     CONSUMER STAPLES (7.6%)
     Altria Group, Inc.                                    31,800    1,731,510
     Anheuser-Busch Companies, Inc.                         8,000      408,000
     The Coca-Cola Co.                                     19,300      970,790
*    Dean Foods Co.                                        23,150      773,210
     PepsiCo, Inc.                                         38,480    2,072,148
     Wal-Mart Stores, Inc.                                 56,300    3,360,547
     Walgreen Co.                                          40,800    1,344,360
--------------------------------------------------------------------------------
     TOTAL                                                          10,660,565
--------------------------------------------------------------------------------

     ENERGY (5.0%)
     ConocoPhillips                                        26,243    1,832,024
     EOG Resources, Inc.                                   27,400    1,257,386
     Exxon Mobil Corp.                                     59,784    2,486,416
     Halliburton Co.                                       28,300      860,037
*    Noble Corp.                                           14,700      564,774
--------------------------------------------------------------------------------
     TOTAL                                                           7,000,637
--------------------------------------------------------------------------------

     FINANCIALS (16.1%)
     American Express Co.                                  40,000    2,074,000
     American International Group, Inc.                    24,800    1,769,480
     Citigroup, Inc.                                       74,800    3,867,160
     Fifth Third Bancorp                                      650       35,991
     The Goldman Sachs Group, Inc.                         18,900    1,972,215
     Lehman Brothers Holdings, Inc.                        22,500    1,864,575
     Morgan Stanley                                        45,600    2,612,880

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     FINANCIALS (CONTINUED)
     Principal Financial Group, Inc.                       57,900    2,062,977
     Prudential Financial, Inc.                            32,700    1,464,306
     U.S. Bancorp                                          48,400    1,338,260
     Wachovia Corp.                                        21,900    1,029,300
     Wells Fargo & Co.                                     45,500    2,578,485
--------------------------------------------------------------------------------
     TOTAL                                                          22,669,629
--------------------------------------------------------------------------------

     HEALTHCARE (14.8%)
     Abbott Laboratories                                   32,600    1,339,860
*    Amgen, Inc.                                           34,700    2,018,499
*    Boston Scientific Corp.                               16,500      699,270
*    Caremark Rx, Inc.                                     21,200      704,900
     Eli Lilly and Co.                                     25,800    1,726,020
*    Forest Laboratories, Inc.                             19,800    1,418,076
*    Gilead Sciences, Inc.                                 11,200      624,624
     Guidant Corp.                                         10,700      678,059
     Johnson & Johnson                                     31,900    1,617,968
     Medtronic, Inc.                                       48,200    2,301,550
     Pfizer, Inc.                                         107,500    3,767,875
*    St. Jude Medical, Inc.                                 4,600      331,660
     Teva Pharmaceutical Industries,
        Ltd., ADR                                          38,600    2,447,626
*    UnitedHealth Group, Inc.                              18,500    1,192,140
--------------------------------------------------------------------------------
     TOTAL                                                          20,868,127
--------------------------------------------------------------------------------

     INDUSTRIALS (6.8%)
*    American Standard Companies, Inc.                     26,300    2,991,625
     Caterpillar, Inc.                                      8,600      680,002
     FedEx Corp.                                           29,700    2,232,252
     General Electric Co.                                 118,400    3,613,568
--------------------------------------------------------------------------------
     TOTAL                                                           9,517,447
--------------------------------------------------------------------------------

     INFORMATION TECHNOLOGY (23.4%)
*    Affiliated Computer Services, Inc. -
        Class A                                            19,900    1,032,810
     Analog Devices, Inc.                                  24,600    1,181,046
*    Applied Materials, Inc.                               55,000    1,175,900
*    ASML Holding NV                                       49,700      911,001
*    Broadcom Corp. - Class A                              19,900      779,483
*    Cisco Systems, Inc.                                  120,000    2,822,400
*    Dell, Inc.                                            40,700    1,368,334
*    EMC Corp.                                             58,200      792,102
     First Data Corp.                                      46,600    1,964,656
*    Fiserv, Inc.                                          35,237    1,260,427
     Hewlett-Packard Co.                                   96,300    2,199,492
     Intel Corp.                                          125,400    3,410,880
     International Business
        Machines Corp.                                     26,900    2,470,496
     Microsoft Corp.                                      176,300    4,402,211
     Motorola, Inc.                                        30,600      538,560

                                                                  March 31, 2004

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     INFORMATION TECHNOLOGY (CONTINUED)
*    National Semiconductor Corp.                           6,800      302,124
     Nokia Corp., ADR                                      90,000    1,825,200
*    NVIDIA Corp.                                          31,500      834,435
*    Taiwan Semiconductor, ADR                            133,700    1,395,828
     Texas Instruments, Inc.                               61,100    1,785,342
*    Yahoo!, Inc.                                           9,468      460,050
--------------------------------------------------------------------------------
     TOTAL                                                          32,912,777
--------------------------------------------------------------------------------

     MATERIALS (2.2%)
     Air Products and Chemicals, Inc.                      26,600    1,333,192
     Alcoa, Inc.                                           29,300    1,016,417
     PPG Industries, Inc.                                  13,100      763,730
--------------------------------------------------------------------------------
     TOTAL                                                           3,113,339
--------------------------------------------------------------------------------

     OTHER HOLDINGS (1.7%)
*    Nasdaq-100 Trust, Series 1                             8,400      300,636
*    Semiconductor Holders Trust                           51,900    2,050,050
--------------------------------------------------------------------------------
     TOTAL                                                           2,350,686
--------------------------------------------------------------------------------

     TELECOMMUNICATION SERVICES (0.8%)
     Vodafone Group PLC                                    48,300    1,154,370
--------------------------------------------------------------------------------
     TOTAL COMMON STOCK
       (COST $115,218,140)                                         135,853,128
--------------------------------------------------------------------------------

     MONEY MARKET INVESTMENTS (3.3%)
     FEDERAL GOVERNMENT AND AGENCIES (0.6%)
(b)  Federal Home Loan Bank,
        1.07%, 7/16/04                                    900,000      897,318
--------------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (2.7%)
(b)  Old Line Funding Corp.,
        1.03%, 4/20/04                                  3,000,000    2,998,369
(b)  UBS Finance Delaware LLC,
        1.06%, 4/1/04                                     700,000      700,000
--------------------------------------------------------------------------------
     TOTAL                                                           3,698,369
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
       (COST $4,595,573)                                             4,595,687
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS (99.9%)
       (COST $119,813,713)(a)                                      140,448,815
--------------------------------------------------------------------------------
     OTHER ASSETS,
       LESS LIABILITIES (0.1%)                                         160,183
--------------------------------------------------------------------------------
     TOTAL NET ASSETS (100.0%)                                     140,608,998
================================================================================

*    Non-Income Producing

     ADR - American Depositary Receipt

(a) At March 31, 2004 the aggregate cost of securities for federal tax purposes was $119,972,621 and the net unrealized appreciation of investments based on that cost was $20,476,194 which is comprised of $21,534,090 aggregate gross unrealized appreciation and $1,057,896 aggregate gross unrealized depreciation.

(b) All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below:
                                                                 Unrealized
                                  Number of       Expiration    Appreciation
     Issuer                       Contracts          Date      (Depreciation)
--------------------------------------------------------------------------------
     S&P 500/R Index Futures
        (Total notional value at
        3/31/04, $1,413,300)          5              6/04         $(7,175)

     The Accompanying Notes are an Integral Part of the Financial Statements.

                           -------------------------
                           LARGE CAP CORE STOCK FUND
                           -------------------------

 LARGE CAP CORE STOCK FUND

--------------------------------------------------------------------------------
 OBJECTIVE: To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

 PORTFOLIO: Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

 STRATEGY: To actively manage a portfolio of selected equity securities with a goal of outperforming the total return of the Standard & Poor's 500/R Composite Stock Price Index ("S&P 500/R Index").

 NET ASSETS:  $139.9 million
--------------------------------------------------------------------------------
The Large Cap Core Stock Fund seeks long-term growth of capital and income. The Fund seeks to achieve these objectives primarily by investing in the equity securities of companies selected for their growth potential. The Fund's portfolio will consist primarily of equity securities of large companies. The Fund's strategy is to actively manage a portfolio of selected equity securities with a goal of outperforming the total return of the S&P 500/R Index. The Fund attempts to reduce risk by investing in many different economic sectors, industries and companies. The Fund's manager may underweight or overweight selected economic sectors against the sector weightings of the S&P 500/R Index to seek to enhance the Fund's total return or reduce fluctuations in market value relative to the S&P 500/R Index.

For the fiscal year ended March 31, 2004, the Large Cap Core Stock Fund returned 27.38% (Class A shares before sales charges), lagging the S&P 500/R Index return of 35.10%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Fund's peer group, Large-Cap Core Funds, was 31.22% for the twelve months ended March 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. (Lipper's indices are equally weighted, unmanaged indices composed of the largest mutual funds within their respective investment objective class.) The benchmark comparison shortfall in the last fiscal year largely reflected underperformance as a result of individual stock selection and investor preference for more speculative shares than those that populate the Large Cap Core Stock Fund portfolio. Although cash balances usually were kept under 6% for the twelve months ended March 31, 2004, they did negatively impact relative returns given the benchmark's exceptionally strong absolute gains. Our investment approach, which emphasizes long-term growth of capital and income, is designed to capture the long-term potential out-performance of large cap stocks with reduced volatility. It is not uncommon, therefore, for the Fund to lag in a market led by speculative growth stocks, which was the state of the market during the twelve months ended March 31, 2004. Since inception (March 31, 1997), the Fund has underperformed its benchmark, with an average annual return of 3.20%, compared to an average annual return of 7.42% for the S&P 500/R Index. Since inception until January 31, 2003, the Fund was sub-advised by J.P. Morgan Investment Management, Inc. During that time period, the Fund was known as the Growth and Income Stock Fund, and was managed with a sector balance close to that of the S&P 500/R Index, with an emphasis on undervalued stocks within each sector. Mason Street Advisors, LLC has managed the Fund's portfolio since January 31, 2003, and during February and March of 2003, approximately 35% of the dollar value of the Fund's portfolio was sold and the sale proceeds reinvested in other stocks in an effort to improve diversification, eliminate holdings without good long-term prospects, add new holdings and in some cases, increase existing positions in companies considered to have solid growth potential.

During the twelve months ended March 31, 2004, U.S. stock prices rose sharply, bringing an end to a three-year bear market. Lower interest rates helped sustain the consumer sector, and stimulated a strong housing market and consumer spending through mortgage refinancing activity. These factors, along with tax cuts and an improvement in corporate earnings, helped provide the stimulus for economic recovery. The market largely ignored several potential areas of concern, including a series of investment industry scandals and protracted weakness in the U.S. dollar. However, in the first quarter of 2004, the equity markets began to stall, in part due to a maturation of the recovery and certain macro-economic events including inflation signals, unemployment news and global violence. Continuing the pattern of the prior twelve month period, the returns for large capitalization stocks underperformed the returns for small and medium capitalization stocks. The S&P 500/R Index return of 35.10% for the twelve months ended March 31, 2004, lagged the S&P MidCap 400 Index return of 49.07% and the Russell 2000 Index return of 63.84%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large cap stocks, and this proved to be the case during the twelve months ended March 31, 2004.

Sector weightings had a relatively neutral impact on the Fund's performance during the twelve months ended March 31, 2004, compared to its benchmark. The Fund's underperformance relative to its benchmarks resulted primarily from stock selection within some of the sectors. Underperformance due to stock selection was largely the result of the Fund's emphasis on high quality, profitable mid and large cap stocks with steady, modest growth of capital and income. This emphasis, however, was during

                                                                  March 31, 2004

                           -------------------------
                           LARGE CAP CORE STOCK FUND
                           -------------------------

a period when lower quality equity issues and more speculative stocks outperformed more financially sound company stocks with more predictable earnings streams and income.

During the twelve months ended March 31, 2004, the Fund modestly underweighted the Financials sector, which was one of the best performing sectors within the Fund's benchmark, primarily due to this sector's typically slow rate of earnings growth relative to the market. Within the Financials sector, however, the Fund did hold several top-performing stocks through its emphasis on brokerage-related companies, which helped partially offset the effects of the underweighting. The Fund had a modest overweight position in the Healthcare and Energy sectors, which did not perform as well during the twelve months ended March 31, 2004. Healthcare exposure moved from more heavily weighted positions in pharmaceutical companies to more medical device and generic drug company positions throughout the year, while the Energy sector exposure was reduced throughout the year due to the sale of oil service stock positions.

Stock selection made a positive contribution within the Healthcare, Telecommunication Services and Utilities sectors, with holdings such as Teva Pharmaceutical Industries, Ltd. (a generic drug company), Boston Scientific Corp. (a medical instrument company), Caremark Rx, Inc. (a pharmacy benefit company), Nextel Communications, Inc. (a cellular phone company), AT&T Wireless Services, Inc. and PG&E Corp. (an electric utility company). The Fund's Materials sector exposure added value during the twelve months ended March 31, 2004, and individual strong performers included Alcoa, Inc. (an aluminum company) and Newmont Mining Corp. (a gold mining company). The positive impact of holdings in these sectors was offset by weaker relative returns in the Consumer Discretionary sector, in which the Fund's emphasis was on cable and media stocks, which underperformed, and other holdings in the Information Technology and Industrials sectors. Among these sectors, holdings in Microsoft Corp. (a software manufacturer), Lockheed Martin Corp. (a defense contractor), First Data Corp. (a data processing company), Comcast Corp. (a cable company), Liberty Media Corp. and Kohl's Corp. (a retail company), were the primary detractors from the Fund's relative performance. Early in the fiscal year, the Fund's holdings were underweighted in the Information Technology sector, with holdings concentrated in industry leaders such as Intel Corp. (a large semiconductor manufacturer) and Microsoft Corp. (a software manufacturer), while stocks of smaller companies performed better. The Fund's Information Technology exposure increased throughout the year, with the addition of positions in Broadcom Corp., Taiwan Semiconductor, Applied Materials, Inc. and ASML Holding NV.

A few of the Fund's holdings in the Consumer Discretionary and Financials sectors stumbled on company-specific issues and detracted from performance, and several of these were sold entirely from the Fund's portfolio, including Newell Rubbermaid, Inc., Avery Dennison Corp., Freddie Mac and Marsh & McLennan Companies, Inc.

The U.S. economy appears to be undergoing a gradual recovery, characterized by strong consumer spending and high productivity, but very little job creation is still a concern. However, strong productivity growth usually means better corporate profits, and ultimately higher capital spending and job formation. In fact, a report issued in early April showed that employment numbers began to strengthen in March, making it seem increasingly likely that the recovery may prove to be self-sustaining. The Fund's portfolio is positioned to benefit from an economic rebound, with overweight positions in the Information Technology and Materials sectors. We also have begun to see that many mid-sized companies are showing signs of growth again, particularly in the Industrials and Information Technology sectors. While sector positioning can be an important driver of overall Fund performance, we continue to remain focused on individual stock selection, looking for companies with long-term growth of capital and income potential. While we are encouraged by the resilience of the economy and the market over the last twelve months, we do expect volatility to remain an issue. We therefore are focusing on those companies that we believe will offer strong growth of capital and income over the long term, and are emphasizing companies in the Consumer Staples and Healthcare sectors, as these types of companies may be more likely to show strength during an economic recovery.

SECTOR ALLOCATION 3/31/04

Information Technology                                                     20%
Financials                                                                 16%
Healthcare                                                                 13%
Consumer Discretionary                                                     12%
Other Investments, Futures and Assets                                      11%
Industrials                                                                 9%
Consumer Staples                                                            9%
Materials                                                                   5%
Energy                                                                      5%

Sector Allocation is based on net assets.

                           -------------------------
                           LARGE CAP CORE STOCK FUND
                           -------------------------


TOP 10 EQUITY HOLDINGS 3/31/04
Company%                                                            Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc.                                                           3.4%
Microsoft Corp.                                                           2.6%
General Electric Co.                                                      2.5%
Pfizer, Inc.                                                              2.5%
Cisco Systems, Inc.                                                       2.5%
Exxon Mobil Corp.                                                         2.2%
Intel Corp.                                                               2.0%
Wal-Mart Stores, Inc.                                                     1.9%
Wells Fargo & Co.                                                         1.6%
Teva Pharmaceutical Industries, Ltd., ADR                                 1.6%

Sector Allocation and Top 10 Equity Holdings are subject to change.

PERFORMANCE RELATIVE TO RELEVANT INDEX

                                          Large Cap
                                             Core
             Large Cap      Large Cap     Stock Fund
               Core           Core         Class B
            Stock Fund     Stock Fund     Redemption     S&P 500/R
              Class A        Class B         Value          Index
---------------------------------------------------------------------
3/31/97         9,524         10,000                        10,000
9/30/97        12,152         12,720                        12,626
3/31/98        13,514         14,096                        14,800
9/30/98        12,167         12,649                        13,768
3/31/99        15,013         15,563                        17,532
9/30/99        14,210         14,683                        17,596
3/31/00        16,506         17,007                        20,678
9/30/00        15,645         16,063                        19,934
3/31/01        13,145         13,454                        16,196
9/30/01        11,906         12,137                        14,627
3/31/02        12,964         13,057                        16,235
9/30/02         8,933          9,049                        11,631
3/31/03         9,320          9,418                        12,215
9/30/03        10,548         10,607                        14,468
3/31/04        11,872         11,896         11,896         16,504

Past performance is not guaranteed, nor predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For the most recent month-end performance information, visit masonstreetfunds.com.

Time period 3/31/97 through 3/31/04.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

                                                                  March 31, 2004
                           -------------------------
                           LARGE CAP CORE STOCK FUND
                           -------------------------

TOTAL RETURN
                                            ONE             FIVE        SINCE
FOR THE PERIODS ENDED MARCH 31, 2004        YEAR            YEAR*     INCEPTION*
--------------------------------------------------------------------------------
Large Cap Core Stock Fund
(Class A - without initial sales charge)   27.38%          -4.59%       3.20%
--------------------------------------------------------------------------------
S&P 500/R Index                            35.10%          -1.20%       7.42%
--------------------------------------------------------------------------------

Fund inception date is 3/31/97.

*Returns are annualized.

The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The S&P MidCap 400 Index is a capitalization-weighted and unmanaged index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2004, the 400 companies in the composite had a median market capitalization of $2.1 billion and a total market value of $997.1 billion. The MidCap 400 Index represents approximately 5.9% of the market value of Compustat's database of about 11,372 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Russell 3000 Index ranged from $286 billion to $117 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $444 million; the median market capitalization was approximately $352 million. The Russell 2000 Index had a total market capitalization range of approximately $1.2 billion to $117 million. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

                           -------------------------
                           LARGE CAP CORE STOCK FUND
                           -------------------------

 LARGE CAP CORE STOCK FUND

     SCHEDULE OF INVESTMENTS 3/31/04
                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     COMMON STOCK (95.0%)
     CONSUMER DISCRETIONARY (12.4%)
*    Bed Bath & Beyond, Inc.                               15,700      655,632
     Best Buy Co., Inc.                                    13,000      672,360
     Carnival Corp.                                        16,600      745,506
*    Comcast Corp. - Class A                               23,772      683,207
     Fortune Brands, Inc.                                  18,100    1,387,003
     Gannett Co., Inc.                                      7,600      669,864
     J.C. Penney Co., Inc.                                 20,400      709,512
*    Kohl's Corp.                                          15,900      768,447
     Lear Corp.                                            18,300    1,133,868
*    Liberty Media Corp. - Class A                        126,600    1,386,270
     McDonald's Corp.                                      33,300      951,381
     The News Corp., Ltd., ADR                             20,900      662,739
     NIKE, Inc. - Class B                                  12,300      957,801
     Omnicom Group, Inc.                                    8,700      698,175
     Staples, Inc.                                         25,800      655,062
     Target Corp.                                          30,250    1,362,460
*    Time Warner, Inc.                                     52,900      891,894
     The TJX Companies, Inc.                               28,200      692,592
     Viacom, Inc. - Class B                                11,600      454,836
     Wendy's International, Inc.                           28,700    1,167,803
--------------------------------------------------------------------------------
     TOTAL                                                          17,306,412
--------------------------------------------------------------------------------

     CONSUMER STAPLES (8.6%)
     Altria Group, Inc.                                    33,600    1,829,520
     Anheuser-Busch Companies, Inc.                         7,800      397,800
     The Coca-Cola Co.                                     25,700    1,292,710
*    Dean Foods Co.                                        21,000      701,400
     The Gillette Co.                                      17,200      672,520
     PepsiCo, Inc.                                         33,500    1,803,975
     The Procter & Gamble Co.                              18,100    1,898,328
     Wal-Mart Stores, Inc.                                 44,000    2,626,360
     Walgreen Co.                                          25,100      827,045
--------------------------------------------------------------------------------
     TOTAL                                                          12,049,658
--------------------------------------------------------------------------------

     ENERGY (5.2%)
     ConocoPhillips                                        25,910    1,808,777
     EOG Resources, Inc.                                   21,000      963,690
     Exxon Mobil Corp.                                     73,600    3,061,024
     Halliburton Co.                                       28,300      860,037
*    Noble Corp.                                           13,500      518,670
--------------------------------------------------------------------------------
     TOTAL                                                           7,212,198
--------------------------------------------------------------------------------

     FINANCIALS (15.9%)
     American Express Co.                                  18,100      938,485
     American International Group, Inc.                    27,300    1,947,855
     Bank One Corp.                                        26,400    1,439,328
     The Chubb Corp.                                        8,800      611,952
     Citigroup, Inc.                                       93,200    4,818,440
     Countrywide Credit Industries, Inc.                   13,200    1,265,880

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     FINANCIALS (CONTINUED)
     Fifth Third Bancorp                                      400       22,148
     The Goldman Sachs Group, Inc.                         15,200    1,586,120
     The Hartford Financial Services
        Group, Inc.                                        10,800      687,960
     Lehman Brothers Holdings, Inc.                        17,400    1,441,938
     Morgan Stanley                                        19,800    1,134,540
*    Piper Jaffray Companies, Inc.                            522       28,266
     Prudential Financial, Inc.                            34,300    1,535,954
     U.S. Bancorp                                          59,300    1,639,645
     Wachovia Corp.                                        20,700      972,900
     Wells Fargo & Co.                                     38,900    2,204,463
--------------------------------------------------------------------------------
     TOTAL                                                          22,275,874
--------------------------------------------------------------------------------

     HEALTHCARE (13.4%)
     Abbott Laboratories                                   29,100    1,196,010
*    Amgen, Inc.                                           32,400    1,884,708
*    Boston Scientific Corp.                               15,600      661,128
*    Caremark Rx, Inc.                                     20,800      691,600
     Eli Lilly and Co.                                     24,300    1,625,670
*    Forest Laboratories, Inc.                             19,000    1,360,780
     Guidant Corp.                                         17,800    1,127,986
     Johnson & Johnson                                     26,800    1,359,296
     Medtronic, Inc.                                       28,800    1,375,200
     Pfizer, Inc.                                          98,774    3,462,029
*    St. Jude Medical, Inc.                                 4,600      331,660
     Teva Pharmaceutical Industries,
        Ltd., ADR                                          34,500    2,187,645
     UnitedHealth Group, Inc.                              12,700      818,388
     Wyeth                                                 15,800      593,290
--------------------------------------------------------------------------------
     TOTAL                                                          18,675,390
--------------------------------------------------------------------------------

     INDUSTRIALS (8.6%)
     3M Co.                                                22,400    1,833,888
     Canadian National Railway Co.                         27,600    1,085,508
     FedEx Corp.                                           14,800    1,112,368
     General Electric Co.                                 115,400    3,522,008
     Honeywell International, Inc.                         27,480      930,198
     Lockheed Martin Corp.                                 21,700      990,388
     United Technologies Corp.                             16,900    1,458,470
     Waste Management, Inc.                                35,800    1,080,444
--------------------------------------------------------------------------------
     TOTAL                                                          12,013,272
--------------------------------------------------------------------------------

     INFORMATION TECHNOLOGY (20.1%)
     Analog Devices, Inc.                                  21,500    1,032,215
*    Applied Materials, Inc.                               53,500    1,143,830
*    ASML Holding NV                                       48,100      881,673
*    Broadcom Corp. - Class A                              23,200      908,744
*    Cisco Systems, Inc.                                  146,100    3,436,272
*    Dell, Inc.                                            33,100    1,112,822
*    EMC Corp.                                             51,400      699,554

                                                                  March 31, 2004

                           -------------------------
                           LARGE CAP CORE STOCK FUND
                           -------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     INFORMATION TECHNOLOGY (CONTINUED)
     First Data Corp.                                      40,600    1,711,696
*    Fiserv, Inc.                                          31,900    1,141,063
     Hewlett-Packard Co.                                   85,099    1,943,661
     Intel Corp.                                          104,400    2,839,680
     International Business
        Machines Corp.                                     21,000    1,928,640
     Microsoft Corp.                                      144,200    3,600,675
     Motorola, Inc.                                        29,700      522,720
*    National Semiconductor Corp.                           6,800      302,124
     Nokia Corp., ADR                                      79,120    1,604,554
*    NVIDIA Corp.                                          30,100      797,349
*    Oracle Corp.                                          50,600      607,706
*    Taiwan Semiconductor, ADR                            131,700    1,374,948
     Texas Instruments, Inc.                               23,300      680,826
--------------------------------------------------------------------------------
     TOTAL                                                          28,270,752
--------------------------------------------------------------------------------

     MATERIALS (4.9%)
     Air Products and Chemicals, Inc.                      20,600    1,032,472
     Alcoa, Inc.                                           28,300      981,727
     The Dow Chemical Co.                                  24,400      982,832
     Monsanto Co.                                          28,500    1,045,095
     Newmont Mining Corp.                                  14,300      666,809
     PPG Industries, Inc.                                  10,500      612,150
     Temple-Inland, Inc.                                   15,200      962,768
     Weyerhaeuser Co.                                       9,600      628,800
--------------------------------------------------------------------------------
     TOTAL                                                           6,912,653
--------------------------------------------------------------------------------

     TELECOMMUNICATION SERVICES (3.7%)
*    AT&T Wireless Services, Inc.                          32,100      436,881
*    Nextel Communications, Inc. -
        Class A                                            40,300      996,619
     SBC Communications, Inc.                              34,491      846,409
     Verizon Communications, Inc.                          49,800    1,819,692
     Vodafone Group PLC                                    43,300    1,034,870
--------------------------------------------------------------------------------
     TOTAL                                                           5,134,471
--------------------------------------------------------------------------------
     UTILITIES (2.2%)
     DTE Energy Co.                                        15,300      629,595
     Duke Energy Corp.                                     18,500      418,100
*    Edison International                                  16,625      403,821
*    PG&E Corp.                                            53,800    1,558,586
--------------------------------------------------------------------------------
     TOTAL                                                           3,010,102
--------------------------------------------------------------------------------
     TOTAL COMMON STOCK
       (COST $110,445,118)                                         132,860,782
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     MONEY MARKET INVESTMENTS (4.8%)
     FEDERAL GOVERNMENT AND AGENCIES (0.6%)
(b)  Federal Home Loan Bank,
        1.055%, 7/16/04                                   900,000      897,318
--------------------------------------------------------------------------------

     NONCLASSIFIABLE ESTABLISHMENTS (2.2%)
(b)  Sheffield Receivables,
        1.03%, 4/19/04                                  3,000,000    2,998,455
--------------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (2.0%)
(b)  UBS Finance Delaware LLC,
        1.06%, 4/1/04                                   2,800,000    2,800,000
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
       (COST $6,695,659)                                             6,695,773
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS (99.8%)
       (COST $117,140,777)(a)                                      139,556,555
--------------------------------------------------------------------------------
     OTHER ASSETS,
       LESS LIABILITIES (0.2%)                                         324,559
--------------------------------------------------------------------------------
     TOTAL NET ASSETS (100.0%)                                     139,881,114
--------------------------------------------------------------------------------

*    Non-Income Producing

     ADR - American Depositary Receipt

(a) At March 31, 2004 the aggregate cost of securities for federal tax purposes was $117,926,237 and the net unrealized appreciation of investments based on that cost was $21,630,318 which is comprised of $23,029,693 aggregate gross unrealized appreciation and $1,399,375 aggregate gross unrealized depreciation.

(b) All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below:

                                                                    Unrealized
                                        Number of      Expiration  Appreciation
     Issuer                             Contracts         Date    (Depreciation)
--------------------------------------------------------------------------------
     S&P 500/R Index Futures
        (Total notional value at
        3/31/04, $2,540,625)                9             6/04         $(9,600)

     The Accompanying Notes are an Integral Part of the Financial Statements.

  INDEX 500 STOCK FUND

--------------------------------------------------------------------------------
 OBJECTIVE: To seek investment results that approximate the performance of the S&P 500/R Index, by investing in stocks included in the S&P 500/R Index.

 PORTFOLIO: The S&P 500/R Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly traded common stocks in the United States.

 STRATEGY: To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

 NET ASSETS:  $171.5 million
--------------------------------------------------------------------------------

The Index 500 Stock Fund seeks investment results that approximate the performance of the S&P 500/R Index, by investing in stocks included in the S&P 500/R Index. The S&P 500/R Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly traded common stocks in the U.S. The Fund's strategy is to capture broad market performance by investing in a portfolio modeled after a broadly based stock index. The Fund invests in stocks included in the S&P 500/R Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Index 500 Stock Fund will not be managed in the traditional sense using economic, financial and market analysis. A computer program is used to determine which stocks are to be purchased or sold to achieve the Fund's objective. Therefore, the Fund remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing. The Fund will, to the extent feasible, remain fully invested, and may purchase Index futures contracts in amounts approximating the cash held in the Fund's portfolio.

For the fiscal year ended March 31, 2004, the Index 500 Stock Fund returned 34.00% (Class A shares before sales charges), slightly lagging the S&P 500/R Index return of 35.10%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Fund performance slightly lagged the S&P 500/R Index due to transaction costs, administrative expenses, cash flow effects and holdings of stock index futures contracts. Since inception (March 31, 1997), the Fund has modestly underperformed its Index, with an average annual return of 6.65%, compared to an average annual return of 7.42% for the S&P 500/R Index. The difference between the returns for the Fund and the S&P 500/R Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P 500/R Index is not an actual mutual fund, there are no expenses charged against its return. The average return for the Fund's peer group, S&P Index 500 Objective Funds, was 34.23% for the twelve months ended March 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. (Lipper's indices are equally weighted, unmanaged indices composed of the largest mutual funds within their respective investment objective class.)

During the twelve months ended March 31, 2004, U.S. stock prices rose sharply, bringing an end to a three-year bear market. Lower interest rates helped sustain the consumer sector, and stimulated a strong housing market and consumer spending through mortgage refinancing activity. These factors, along with tax cuts and an improvement in corporate earnings, helped provide the stimulus for economic recovery. However, in the first quarter of 2004, the equity markets began to stall, in part due to a maturation of the recovery and certain macro-economic events including inflation signals, unemployment news and global violence. Continuing the pattern of the prior twelve month period, the returns for large capitalization stocks underperformed the returns for small and medium capitalization stocks. The S&P 500/R Index return of 35.10% for the twelve months ended March 31, 2004, lagged the S&P MidCap 400 Index return of 49.07% and the Russell 2000 Index return of 63.84%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large cap stocks; this proved to be the case during the twelve months ended March 31, 2004.

During the twelve months ended March 31, 2004, all sectors of the S&P 500/R Index had positive returns, with stronger performing sectors within the S&P 500/R Index being Materials (posting a return of 46%), a sector which usually performs well early in a recovery cycle, Financials (posting a return of 45%), a sector which benefits from lower interest rates and a steep yield curve, and Information Technology (posting a return of 44%), as investors sought high beta stocks, including stocks of companies with no current earnings. Weaker performing sectors within the S&P 500/R Index during the twelve months ended March 31, 2004 were Healthcare (posting a return of 13%), Consumer Staples (posting a return of 26%), and Telecommunication Services (posting a return of 31%). Strong company contributors to the S&P 500/R Index performance included Avaya, Inc. (up 678%), Novell, Inc. (up 429%), Allegheny Technologies, Inc. (up 317%) and United States Steel Corp. (up 279%). Weak performers during the twelve months ended March 31, 2004 included Winn-Dixie Stores, Inc. (down 43%), Tenet Healthcare Corp. (down 33%), Medimmune, Inc. (down 30%), and Newell Rubbermaid, Inc. (down 18%).

                                                                  March 31, 2004

                              --------------------
                              INDEX 500 STOCK FUND
                             ---------------------

The Fund seeks to track the performance and weightings of stocks in the S&P 500/R Index. However, the Index may change from time to time as companies merge, divest, and/or add to market capitalization. Standard & Poor's also may adjust the Index to better reflect the companies it believes are most representative of the make-up of the economy. During the twelve months ended March 31, 2004, there were eight companies added to the Index and eight companies deleted from the Index. S&P 500/R Index adjustments during the twelve months ended March 31, 2004 included additions of Federated Investors, Inc., Express Scripts, Inc., M&T Bank Corp. and Caremark Rx. Deletions included Pharmacia Corp., Biogen, Inc., Tupperware Corp. and Fleet Boston Financial Group.

SECTOR ALLOCATION 3/31/04

Financials                                                                 21%
Information Technology                                                     17%
Healthcare                                                                 13%
Consumer Discretionary                                                     11%
Consumer Staples                                                           11%
Industrials                                                                11%
Energy                                                                      6%
Telecommunication Services                                                  4%
Materials                                                                   3%
Utilities                                                                   3%

Sector Allocation is based on equities.

TOP 10 EQUITY HOLDINGS 3/31/04
Company%                                                            Net Assets
--------------------------------------------------------------------------------
General Electric Co.                                                      2.8%
Exxon Mobil Corp.                                                         2.5%
Microsoft Corp.                                                           2.5%
Pfizer, Inc.                                                              2.5%
Citigroup, Inc.                                                           2.5%
Wal-Mart Stores, Inc.                                                     2.4%
American International Group, Inc.                                        1.7%
Intel Corp.                                                               1.6%
Cisco Systems, Inc.                                                       1.5%
International Business Machines Corp.                                     1.5%

Sector Allocation and Top 10 Equity Holdings are subject to change.

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

PERFORMANCE RELATIVE TO RELEVANT INDEX


                                          Index 500
                                          Stock Fund
             Index 500      Index 500       Class B
             Stock Fund     Stock Fund     Redemption     S&P 500/R
              Class A        Class B         Value          Index
---------------------------------------------------------------------
3/31/97         9,524         10,000                        10,000
9/30/97        11,952         12,510                        12,626
3/31/98        13,938         14,544                        14,800
9/30/98        12,933         13,450                        13,768
3/31/99        16,429         17,042                        17,532
9/30/99        16,429         16,981                        17,596
3/31/00        19,247         19,821                        20,678
9/30/00        18,537         19,039                        19,934
3/31/01        15,015         15,394                        16,196
9/30/01        13,506         13,798                        14,627
3/31/02        14,932         15,068                        16,235
9/30/02        10,664         10,835                        11,631
3/31/03        11,158         11,301                        12,215
9/30/03        13,154         13,288                        14,468
3/31/04        14,951         15,038         15,038         16,504

Past performance is not guaranteed, nor predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For the most recent month-end performance information, visit masonstreetfunds.com.

Time period 3/31/97 through 3/31/04.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

TOTAL RETURN
                                           ONE            FIVE          SINCE
FOR THE PERIODS ENDED MARCH 31, 2004       YEAR          YEAR*        INCEPTION*
--------------------------------------------------------------------------------
Index 500 Stock Fund
(Class A - without initial sales charge)  34.00%         -1.87%         6.65%
--------------------------------------------------------------------------------
S&P 500/R Index                           35.10%         -1.20%         7.42%
--------------------------------------------------------------------------------

Fund inception date is 3/31/97.

*Returns are annualized.
The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The S&P MidCap 400 Index is a capitalization-weighted and unmanaged index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2004, the 400 companies in the composite had a median market capitalization of $2.1 billion and a total market value of $997.1 billion. The MidCap 400 Index represents approximately 5.9% of the market value of Compustat's database of about 11,372 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Russell 3000 Index ranged from $286 billion to $117 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $444 million; the median market capitalization was approximately $352 million. The Russell 2000 Index had a total market capitalization range of approximately $1.2 billion to $117 million. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

                                                                  March 31, 2004

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

 INDEX 500 STOCK FUND

     SCHEDULE OF INVESTMENTS 3/31/04
                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     COMMON STOCK (96.8%)
     CONSUMER DISCRETIONARY (10.9%)
*    American Greetings Corp. - Class A                     1,100       25,047
*    AutoNation, Inc.                                       4,400       75,020
*    AutoZone, Inc.                                         1,400      120,358
*    Bed Bath & Beyond, Inc.                                4,700      196,272
     Best Buy Co., Inc.                                     5,150      266,358
*    Big Lots, Inc.                                         1,900       27,550
     The Black & Decker Corp.                               1,200       68,328
     Boise Cascade Corp.                                    1,400       48,510
     Brunswick Corp.                                        1,500       61,245
     Carnival Corp.                                        10,018      449,908
     Centex Corp.                                           2,000      108,120
     Circuit City Stores, Inc.                              3,300       37,290
     Clear Channel Communications, Inc.                     9,800      415,030
*    Comcast Corp. - Class A                               35,784    1,028,432
     Cooper Tire & Rubber Co.                               1,200       24,180
     Dana Corp.                                             2,378       47,227
     Darden Restaurants, Inc.                               2,650       65,694
     Delphi Automotive Systems Corp.                        8,929       88,933
     Dillard's, Inc. - Class A                              1,300       24,908
     Dollar General Corp.                                   5,390      103,488
     Dow Jones & Co., Inc.                                  1,300       62,283
     Eastman Kodak Co.                                      4,600      120,382
*    eBay, Inc.                                            10,300      714,099
     Family Dollar Stores, Inc.                             2,700       97,065
     Federated Department Stores, Inc.                      2,837      153,340
     Ford Motor Co.                                        29,144      395,484
     Fortune Brands, Inc.                                   2,300      176,249
     Gannett Co., Inc.                                      4,300      379,002
     The Gap, Inc.                                         14,262      312,623
     General Motors Corp.                                   8,904      419,378
     Genuine Parts Co.                                      2,750       89,980
*    The Goodyear Tire & Rubber Co.                         2,800       23,912
     Harley-Davidson, Inc.                                  4,825      257,366
     Harrah's Entertainment, Inc.                           1,800       98,802
     Hasbro, Inc.                                           2,750       59,813
     Hilton Hotels Corp.                                    6,000       97,500
     The Home Depot, Inc.                                  36,150    1,350,563
     International Game Technology                          5,500      247,280
*    The Interpublic Group of
        Companies, Inc.                                     6,600      101,508
     J.C. Penney Co., Inc.                                  4,325      150,424
     Johnson Controls, Inc.                                 2,900      171,535
     Jones Apparel Group, Inc.                              2,000       72,300
     KB Home                                                  700       56,560
     Knight-Ridder, Inc.                                    1,300       95,225
*    Kohl's Corp.                                           5,400      260,982
     Leggett & Platt, Inc.                                  3,100       73,501
     The Limited, Inc.                                      8,184      163,680
     Liz Claiborne, Inc.                                    1,700       62,373

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     CONSUMER DISCRETIONARY (CONTINUED)
     Lowe's Companies, Inc.                                12,500      701,625
     Marriott International, Inc. - Class A                 3,700      157,435
     Mattel, Inc.                                           6,800      125,392
     The May Department Stores Co.                          4,550      157,339
     Maytag Corp.                                           1,200       37,884
     McDonald's Corp.                                      20,151      575,714
     The McGraw-Hill Companies, Inc.                        3,000      228,420
     Meredith Corp.                                           800       40,448
     The New York Times Co. - Class A                       2,338      103,340
     Newell Rubbermaid, Inc.                                4,345      100,804
     NIKE, Inc. - Class B                                   4,200      327,054
     Nordstrom, Inc.                                        2,200       87,780
*    Office Depot, Inc.                                     5,000       94,100
     Omnicom Group, Inc.                                    3,000      240,750
     Pulte Corp.                                            2,000      111,200
     RadioShack Corp.                                       2,633       87,310
     Reebok International, Ltd.                               900       37,215
     Sears, Roebuck & Co.                                   4,000      171,840
     The Sherwin-Williams Co.                               2,327       89,427
     Snap-On, Inc.                                            966       31,240
     The Stanley Works                                      1,300       55,484
     Staples, Inc.                                          7,900      200,581
*    Starbucks Corp.                                        6,200      234,050
     Starwood Hotels & Resorts
        Worldwide, Inc.                                     3,200      129,600
     Target Corp.                                          14,500      653,080
     Tiffany & Co.                                          2,300       87,791
*    Time Warner, Inc.                                     71,900    1,212,234
     The TJX Companies, Inc.                                8,000      196,480
*    Toys "R" Us, Inc.                                      3,400       57,120
     Tribune Co.                                            4,960      250,182
     Tupperware Corp.                                         900       16,029
*    Univision Communications, Inc. -
        Class A                                             5,100      168,351
     V.F. Corp.                                             1,700       79,390
     Viacom, Inc. - Class B                                27,831    1,091,254
     Visteon Corp.                                          2,052       19,638
     The Walt Disney Co.                                   32,525      812,800
     Wendy's International, Inc.                            1,800       73,242
     Whirlpool Corp.                                        1,100       75,757
*    Yum! Brands, Inc.                                      4,660      177,033
--------------------------------------------------------------------------------
     TOTAL                                                          18,641,520
--------------------------------------------------------------------------------

     CONSUMER STAPLES (11.0%)
     Adolph Coors Co. - Class B                               600       41,670
     Alberto-Culver Co.                                     1,450       63,612
     Albertson's, Inc.                                      5,839      129,334
     Altria Group, Inc.                                    32,274    1,757,319
     Anheuser-Busch Companies, Inc.                        12,932      659,532
     Archer-Daniels-Midland Co.                            10,237      172,698

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     CONSUMER STAPLES (CONTINUED)
     Avon Products, Inc.                                    3,725      282,616
     Brown-Forman Corp. - Class B                           1,912       91,126
     Campbell Soup Co.                                      6,524      177,909
     The Clorox Co.                                         3,400      166,294
     The Coca-Cola Co.                                     39,025    1,962,958
     Coca-Cola Enterprises, Inc.                            7,200      174,024
     Colgate-Palmolive Co.                                  8,524      469,672
     ConAgra Foods, Inc.                                    8,500      228,990
*    Costco Wholesale Corp.                                 7,300      274,188
     CVS Corp.                                              6,300      222,390
     General Mills, Inc.                                    5,900      275,412
     The Gillette Co.                                      16,100      629,510
     H.J. Heinz Co.                                         5,600      208,824
     Hershey Foods Corp.                                    2,100      173,985
     Kellogg Co.                                            6,500      255,060
     Kimberly-Clark Corp.                                   8,023      506,251
*    The Kroger Co.                                        11,822      196,718
     McCormick & Co., Inc.                                  2,200       73,744
     The Pepsi Bottling Group, Inc.                         4,200      124,950
     PepsiCo, Inc.                                         27,300    1,470,105
     The Procter & Gamble Co.                              20,622    2,162,836
     R.J. Reynolds Tobacco Holdings, Inc.                   1,300       78,650
*    Safeway, Inc.                                          7,000      144,060
     Sara Lee Corp.                                        12,540      274,124
     SUPERVALU, Inc.                                        2,100       64,134
     SYSCO Corp.                                           10,325      403,191
     UST, Inc.                                              2,600       93,860
     Wal-Mart Stores, Inc.                                 68,867    4,110,672
     Walgreen Co.                                          16,300      537,085
     Winn-Dixie Stores, Inc.                                2,300       17,480
     Wm. Wrigley Jr. Co.                                    3,600      212,832
--------------------------------------------------------------------------------
     TOTAL                                                          18,887,815
--------------------------------------------------------------------------------

     ENERGY (5.8%)
     Amerada Hess Corp.                                     1,400       91,392
     Anadarko Petroleum Corp.                               4,019      208,425
     Apache Corp.                                           5,140      221,894
     Ashland, Inc.                                          1,100       51,139
     Baker Hughes, Inc.                                     5,310      193,709
*    BJ Services Co.                                        2,500      108,175
     Burlington Resources, Inc.                             3,131      199,226
     ChevronTexaco Corp.                                   17,011    1,493,226
     ConocoPhillips                                        10,798      753,808
     Devon Energy Corp.                                     3,700      215,155
     EOG Resources, Inc.                                    1,800       82,602
     Exxon Mobil Corp.                                    105,099    4,371,067
     Halliburton Co.                                        6,946      211,089
     Kerr-McGee Corp.                                       1,595       82,143
     Marathon Oil Corp.                                     4,900      164,983
*    Nabors Industries, Ltd.                                2,300      105,225

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     ENERGY (CONTINUED)
*    Noble Corp.                                            2,100       80,682
     Occidental Petroleum Corp.                             6,100      280,905
*    Rowan Companies, Inc.                                  1,700       35,853
     Schlumberger, Ltd.                                     9,300      593,805
     Sunoco, Inc.                                           1,200       74,856
*    Transocean Sedco Forex, Inc.                           5,087      141,876
     Unocal Corp.                                           4,100      152,848
--------------------------------------------------------------------------------
     TOTAL                                                           9,914,083
--------------------------------------------------------------------------------

     FINANCIALS (20.7%)
     ACE, Ltd.                                              4,400      187,704
     AFLAC, Inc.                                            8,200      329,148
     The Allstate Corp.                                    11,225      510,289
     Ambac Financial Group, Inc.                            1,700      125,426
     American Express Co.                                  20,425    1,059,036
     American International Group, Inc.                    41,519    2,962,380
     AmSouth Bancorporation                                 5,600      131,656
     Aon Corp.                                              5,025      140,248
     Apartment Investment and
        Management Co. - Class A                            1,500       46,635
     Bank of America Corp.                                 23,629    1,913,475
     The Bank of New York Co., Inc.                        12,327      388,301
     Bank One Corp.                                        17,758      968,166
     BB&T Corp.                                             8,700      307,110
     The Bear Stearns Companies, Inc.                       1,592      139,587
     Capital One Financial Corp.                            3,700      279,091
     The Charles Schwab Corp.                              21,600      250,776
     Charter One Financial, Inc.                            3,540      125,174
     The Chubb Corp.                                        3,000      208,620
     Cincinnati Financial Corp.                             2,540      110,363
     Citigroup, Inc.                                       82,015    4,240,175
     Comerica, Inc.                                         2,750      149,380
     Countrywide Credit Industries, Inc.                    2,900      278,110
     Equity Office Properties Trust                         6,400      184,896
     Equity Residential Properties Trust                    4,400      131,340
     Fannie Mae                                            15,423    1,146,700
     Federated Investors, Inc. - Class B                    1,700       53,431
     Fifth Third Bancorp                                    9,014      499,105
     First Tennessee National Corp.                         2,000       95,400
     FleetBoston Financial Corp.                           16,823      755,353
     Franklin Resources, Inc.                               4,000      222,720
     Freddie Mac                                           11,100      655,566
     Golden West Financial Corp.                            2,400      268,680
     The Goldman Sachs Group, Inc.                          7,500      782,625
     The Hartford Financial Services
        Group, Inc.                                         4,500      286,650
     Huntington Bancshares, Inc.                            3,672       81,482
     J.P. Morgan Chase & Co.                               32,490    1,362,956
     Janus Capital Group, Inc.                              3,800       62,244
     Jefferson-Pilot Corp.                                  2,200      121,022

                                                                  March 31, 2004

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     FINANCIALS (CONTINUED)
     John Hancock Financial Services, Inc.                  4,600      200,974
     KeyCorp                                                6,700      202,943
     Lehman Brothers Holdings, Inc.                         4,322      358,164
     Lincoln National Corp.                                 2,800      132,496
     Loews Corp.                                            2,900      171,274
     M&T Bank Corp.                                         1,900      170,715
     Marsh & McLennan Companies, Inc.                       8,440      390,772
     Marshall & Ilsley Corp.                                3,600      136,116
     MBIA, Inc.                                             2,250      141,075
     MBNA Corp.                                            20,325      561,580
     Mellon Financial Corp.                                 6,823      213,492
     Merrill Lynch & Co., Inc.                             15,000      893,400
     MetLife, Inc.                                         12,049      429,908
     MGIC Investment Corp.                                  1,600      102,768
     Moody's Corp.                                          2,325      164,610
     Morgan Stanley                                        17,236      987,623
     National City Corp.                                    9,624      342,422
     North Fork Bancorporation, Inc.                        2,400      101,568
     Northern Trust Corp.                                   3,500      163,065
     Plum Creek Timber Co., Inc. (REIT)                     2,900       94,192
     The PNC Financial Services
        Group, Inc.                                         4,433      245,677
     Principal Financial Group, Inc.                        5,100      181,713
     The Progressive Corp.                                  3,400      297,840
     ProLogis                                               2,900      104,023
*    Providian Financial Corp.                              4,600       60,260
     Prudential Financial, Inc.                             8,600      385,108
     Regions Financial Corp.                                3,524      128,696
     SAFECO Corp.                                           2,200       94,974
     Simon Property Group, Inc.                             3,000      175,320
     SLM Corp.                                              7,200      301,320
     SouthTrust Corp.                                       5,300      175,748
     The St. Paul Companies, Inc.                           3,582      143,316
     State Street Corp.                                     5,300      276,289
     SunTrust Banks, Inc.                                   4,500      313,695
     Synovus Financial Corp.                                4,750      116,138
     T. Rowe Price Group, Inc.                              2,000      107,660
     Torchmark Corp.                                        1,800       96,822
     Travelers Property Casualty Corp. -
        Class B                                            16,014      276,562
     U.S. Bancorp                                          30,671      848,053
     Union Planters Corp.                                   3,000       89,550
     UnumProvident Corp.                                    4,676       68,410
     Wachovia Corp.                                        21,020      987,940
     Washington Mutual, Inc.                               14,279      609,856
     Wells Fargo & Co.                                     26,925    1,525,839
     XL Capital, Ltd. - Class A                             2,200      167,288
     Zions Bancorporation                                   1,400       80,080
--------------------------------------------------------------------------------
     TOTAL                                                          35,378,354
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     HEALTHCARE (12.6%)
     Abbott Laboratories                                   24,825    1,020,308
     Aetna, Inc.                                            2,400      215,328
     Allergan, Inc.                                         2,100      176,736
     AmerisourceBergen Corp.                                1,800       98,424
*    Amgen, Inc.                                           20,536    1,194,579
*    Anthem, Inc.                                           2,200      199,408
     Applera Corp. - Applied
        Biosystems Group                                    3,300       65,274
     Bausch & Lomb, Inc.                                      800       47,976
     Baxter International, Inc.                             9,700      299,633
     Becton, Dickinson and Co.                              4,000      193,920
*    Biogen Idec, Inc.                                      5,245      291,622
     Biomet, Inc.                                           4,100      157,276
*    Boston Scientific Corp.                               13,048      552,974
     Bristol-Myers Squibb Co.                              30,848      747,447
     C.R. Bard, Inc.                                          800       78,112
     Cardinal Health, Inc.                                  6,925      477,133
*    Chiron Corp.                                           3,000      132,030
     CIGNA Corp.                                            2,200      129,844
     Eli Lilly and Co.                                     17,828    1,192,693
*    Express Scripts, Inc.                                  1,200       89,508
*    Forest Laboratories, Inc.                              5,800      415,396
*    Genzyme Corp.                                          3,600      169,344
     Guidant Corp.                                          4,900      310,513
     HCA, Inc.                                              7,924      321,873
     Health Management Associates, Inc. -
        Class A                                             3,800       88,198
*    Humana, Inc.                                           2,600       49,452
     IMS Health, Inc.                                       3,800       88,388
     Johnson & Johnson                                     47,164    2,392,158
*    King Pharmaceuticals, Inc.                             3,833       64,548
     Manor Care, Inc.                                       1,400       49,406
     McKesson HBOC, Inc.                                    4,621      139,046
*    Medco Health Solutions, Inc.                           4,294      145,996
*    MedImmune, Inc.                                        3,900       90,012
     Medtronic, Inc.                                       19,300      921,575
     Merck & Co., Inc.                                     35,380    1,563,442
*    Millipore Corp.                                          800       41,104
     Pfizer, Inc.                                         121,403    4,255,175
     Quest Diagnostics, Inc.                                1,700      140,811
     Schering-Plough Corp.                                 23,400      379,548
*    St. Jude Medical, Inc.                                 2,700      194,670
     Stryker Corp.                                          3,200      283,296
*    Tenet Healthcare Corp.                                 7,400       82,584
*    UnitedHealth Group, Inc.                              10,000      644,400
*    Watson Pharmaceuticals, Inc.                           1,700       72,743
*    WellPoint Health Networks, Inc. -
        Class A                                             2,400      272,928
     Wyeth                                                 21,200      796,060
*    Zimmer Holdings, Inc.                                  3,830      282,577
--------------------------------------------------------------------------------
     TOTAL                                                          21,615,468
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     INDUSTRIALS (10.3%)
     3M Co.                                                12,500    1,023,375
*    Allied Waste Industries, Inc.                          5,100       67,881
     American Power Conversion Corp.                        3,200       73,632
*    American Standard Companies, Inc.                      1,200      136,500
*    Apollo Group, Inc. - Class A                           2,800      241,108
     Avery Dennison Corp.                                   1,800      111,978
     The Boeing Co.                                        13,370      549,106
     Burlington Northern Santa Fe Corp.                     5,927      186,701
     Caterpillar, Inc.                                      5,500      434,885
     Cendant Corp.                                         16,072      391,996
     Cintas Corp.                                           2,700      117,423
     Cooper Industries, Ltd. - Class A                      1,500       85,770
     Crane Co.                                                950       31,350
     CSX Corp.                                              3,400      102,986
     Cummins, Inc.                                            700       40,915
     Danaher Corp.                                          2,400      224,088
     Deere & Co.                                            3,800      263,378
*    Delta Air Lines, Inc.                                  2,000       15,840
     Deluxe Corp.                                             837       33,564
     Dover Corp.                                            3,200      124,064
     Eaton Corp.                                            2,400      134,856
     Emerson Electric Co.                                   6,725      402,962
     Equifax, Inc.                                          2,200       56,804
     FedEx Corp.                                            4,720      354,755
     Fluor Corp.                                            1,300       50,297
     General Dynamics Corp.                                 3,100      276,923
     General Electric Co.                                 159,696    4,873,921
     Goodrich Corp.                                         1,900       53,333
     H&R Block, Inc.                                        2,800      142,884
     Honeywell International, Inc.                         13,750      465,438
     Illinois Tool Works, Inc.                              4,900      388,227
     Ingersoll-Rand Co. - Class A                           2,750      186,038
     ITT Industries, Inc.                                   1,500      114,495
     Lockheed Martin Corp.                                  7,200      328,608
     Masco Corp.                                            7,400      225,256
*    Monster Worldwide, Inc.                                1,800       47,160
*    Navistar International Corp.                           1,100       50,435
     Norfolk Southern Corp.                                 6,200      136,958
     Northrop Grumman Corp.                                 2,889      284,335
     PACCAR, Inc.                                           2,750      154,660
     Pall Corp.                                             2,000       45,380
     Parker-Hannifin Corp.                                  1,850      104,525
     Pitney Bowes, Inc.                                     3,736      159,191
*    Power-One, Inc.                                        1,300       14,378
     R.R. Donnelley & Sons Co.                              3,433      103,848
     Raytheon Co.                                           6,600      206,844
*    Robert Half International, Inc.                        2,700       63,774
     Rockwell Automation, Inc.                              3,000      104,010
     Rockwell Collins, Inc.                                 2,800       88,508
     Ryder System, Inc.                                     1,000       38,730

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     INDUSTRIALS (CONTINUED)
     Southwest Airlines Co.                                12,480      177,341
     Textron, Inc.                                          2,200      116,930
*    Thomas & Betts Corp.                                     900       19,638
     Tyco International, Ltd.                              31,770      910,211
     Union Pacific Corp.                                    4,100      245,262
     United Parcel Service, Inc. - Class B                 17,900    1,250,135
     United Technologies Corp.                              8,200      707,660
     W.W. Grainger, Inc.                                    1,500       72,000
     Waste Management, Inc.                                 9,257      279,376
--------------------------------------------------------------------------------
     TOTAL                                                          17,692,626
--------------------------------------------------------------------------------

     INFORMATION TECHNOLOGY (16.5%)
*    ADC Telecommunications, Inc.                          12,800       37,120
     Adobe Systems, Inc.                                    3,700      145,891
*    Advanced Micro Devices, Inc.                           5,500       89,265
*    Agilent Technologies, Inc.                             7,546      238,680
*    Altera Corp.                                           6,024      123,191
     Analog Devices, Inc.                                   5,800      278,458
*    Andrew Corp.                                           2,400       42,000
*    Apple Computer, Inc.                                   5,800      156,890
*    Applied Materials, Inc.                               26,500      566,570
*    Applied Micro Circuits Corp.                           4,900       28,175
     Autodesk, Inc.                                         1,800       56,916
     Automatic Data Processing, Inc.                        9,450      396,900
*    Avaya, Inc.                                            6,677      106,031
*    BMC Software, Inc.                                     3,600       70,380
*    Broadcom Corp. - Class A                               4,800      188,016
*    CIENA Corp.                                            7,500       37,275
*    Cisco Systems, Inc.                                  109,833    2,583,272
*    Citrix Systems, Inc.                                   2,600       56,212
     Computer Associates
        International, Inc.                                 9,200      247,112
*    Computer Sciences Corp.                                3,000      120,990
*    Compuware Corp.                                        6,100       45,445
*    Comverse Technology, Inc.                              3,100       56,234
*    Convergys Corp.                                        2,300       34,960
*    Corning, Inc.                                         21,200      237,016
*    Dell, Inc.                                            40,700    1,368,334
*    Electronic Arts, Inc.                                  4,700      253,612
     Electronic Data Systems Corp.                          7,633      147,699
*    EMC Corp.                                             38,212      520,065
     First Data Corp.                                      14,253      600,906
*    Fiserv, Inc.                                           3,100      110,887
*    Gateway, Inc.                                          5,200       27,456
     Hewlett-Packard Co.                                   48,536    1,108,562
     Intel Corp.                                          103,894    2,825,916
     International Business
        Machines Corp.                                     27,351    2,511,916
*    Intuit, Inc.                                           3,200      143,616
*    Jabil Circuit, Inc.                                    3,200       94,176

                                                                  March 31, 2004

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     INFORMATION TECHNOLOGY (CONTINUED)
*    JDS Uniphase Corp.                                    22,800       92,796
*    KLA-Tencor Corp.                                       3,100      156,085
*    Lexmark International Group, Inc. -
        Class A                                             2,000      184,000
     Linear Technology Corp.                                5,000      185,100
*    LSI Logic Corp.                                        6,000       56,040
*    Lucent Technologies, Inc.                             66,684      274,071
     Maxim Integrated Products, Inc.                        5,200      244,868
*    Mercury Interactive Corp.                              1,400       62,720
*    Micron Technology, Inc.                                9,700      162,087
     Microsoft Corp.                                      172,000    4,294,839
     Molex, Inc.                                            3,050       92,690
     Motorola, Inc.                                        37,060      652,256
*    National Semiconductor Corp.                           2,914      129,469
*    NCR Corp.                                              1,500       66,090
*    Network Appliance, Inc.                                5,500      117,975
*    Novell, Inc.                                           5,900       67,142
*    Novellus Systems, Inc.                                 2,400       76,296
*    NVIDIA Corp.                                           2,600       68,874
*    Oracle Corp.                                          83,125      998,331
*    Parametric Technology Corp.                            4,200       18,984
     Paychex, Inc.                                          6,025      214,490
*    PeopleSoft, Inc.                                       6,000      110,940
     PerkinElmer, Inc.                                      2,000       41,380
*    PMC-Sierra, Inc.                                       2,700       45,819
*    QLogic Corp.                                           1,500       49,515
     QUALCOMM, Inc.                                        12,700      843,534
     Sabre Holdings Corp. - Class A                         2,311       57,336
*    Sanmina-SCI Corp.                                      8,200       90,282
     Scientific-Atlanta, Inc.                               2,400       77,616
*    Siebel Systems, Inc.                                   7,900       90,929
*    Solectron Corp.                                       13,300       73,549
*    Sun Microsystems, Inc.                                51,949      216,108
*    SunGard Data Systems, Inc.                             4,600      126,040
*    Symantec Corp.                                         4,900      226,870
     Symbol Technologies, Inc.                              3,650       50,370
     Tektronix, Inc.                                        1,300       42,523
*    Tellabs, Inc.                                          6,600       56,958
*    Teradyne, Inc.                                         3,000       71,490
     Texas Instruments, Inc.                               27,525      804,281
*    Thermo Electron Corp.                                  2,600       73,528
*    Unisys Corp.                                           5,300       75,684
*    VERITAS Software Corp.                                 6,838      184,011
*    Waters Corp.                                           1,900       77,596
*    Xerox Corp.                                           12,600      183,582
*    Xilinx, Inc.                                           5,400      205,200
*    Yahoo!, Inc.                                          10,500      510,195
--------------------------------------------------------------------------------
     TOTAL                                                          28,256,683
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     MATERIALS (2.8%)
     Air Products and Chemicals, Inc.                       3,600      180,432
     Alcoa, Inc.                                           13,786      478,236
     Allegheny Technologies, Inc.                           1,300       15,730
     Ball Corp.                                               900       61,002
     Bemis Co., Inc.                                        1,700       44,200
     The Dow Chemical Co.                                  14,611      588,531
     E.I. du Pont de Nemours and Co.                       15,827      668,217
     Eastman Chemical Co.                                   1,200       51,216
     Ecolab, Inc.                                           4,100      116,973
     Engelhard Corp.                                        2,000       59,780
     Freeport-McMoRan Copper &
        Gold, Inc. - Class B                                3,100      121,179
     Georgia-Pacific Corp.                                  3,996      134,625
     Great Lakes Chemical Corp.                               800       19,080
*    Hercules, Inc.                                         1,800       20,664
     International Flavors &
        Fragrances, Inc.                                    1,525       54,138
     International Paper Co.                                7,686      324,810
     Louisiana-Pacific Corp.                                1,700       43,860
     MeadWestvaco Corp.                                     3,176       89,849
     Monsanto Co.                                           4,140      151,814
     Newmont Mining Corp.                                   6,858      319,789
     Nucor Corp.                                            1,200       73,776
*    Pactiv Corp.                                           2,500       55,625
*    Phelps Dodge Corp.                                     1,396      113,997
     PPG Industries, Inc.                                   2,700      157,410
     Praxair, Inc.                                          5,200      193,024
     Rohm and Haas Co.                                      3,505      139,639
*    Sealed Air Corp.                                       1,314       65,345
     Sigma-Aldrich Corp.                                    1,100       60,874
     Temple-Inland, Inc.                                      900       57,006
     United States Steel Corp.                              1,800       67,086
     Vulcan Materials Co.                                   1,600       75,904
     Weyerhaeuser Co.                                       3,500      229,250
     Worthington Industries, Inc.                           1,400       26,838
--------------------------------------------------------------------------------
     TOTAL                                                           4,859,899
--------------------------------------------------------------------------------

     TELECOMMUNICATION SERVICES (3.4%)
     ALLTEL Corp.                                           5,000      249,450
     AT&T Corp.                                            12,582      246,230
*    AT&T Wireless Services, Inc.                          43,131      587,013
     BellSouth Corp.                                       29,400      814,086
     CenturyTel, Inc.                                       2,300       63,227
*    Citizens Communications Co.                            4,500       58,230
*    Nextel Communications, Inc. -
        Class A                                            17,517      433,195
*    Qwest Communications
        International, Inc.                                28,100      121,111
     SBC Communications, Inc.                              52,618    1,291,246
     Sprint Corp.                                          14,400      265,392
*    Sprint Corp. (PCS Group)                              16,500      151,800
     Verizon Communications, Inc.                          43,954    1,606,079
--------------------------------------------------------------------------------
     TOTAL                                                           5,887,059
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     UTILITIES (2.8%)
*    The AES Corp.                                          9,925       84,660
*    Allegheny Energy, Inc.                                 2,000       27,420
     Ameren Corp.                                           2,900      133,661
     American Electric Power Co., Inc.                      6,300      207,396
*    Calpine Corp.                                          6,600       30,822
     Centerpoint Energy, Inc.                               4,873       55,698
     Cinergy Corp.                                          2,800      114,492
*    CMS Energy Corp.                                       2,600       23,270
     Consolidated Edison, Inc.                              3,625      159,863
     Constellation Energy Group, Inc.                       2,700      107,865
     Dominion Resources, Inc.                               5,142      330,631
     DTE Energy Co.                                         2,700      111,105
     Duke Energy Corp.                                     14,462      326,841
*    Dynegy, Inc. - Class A                                 6,000       23,760
*    Edison International                                   5,200      126,308
     El Paso Corp.                                          9,668       68,739
     Entergy Corp.                                          3,600      214,200
     Exelon Corp.                                           5,237      360,672
     FirstEnergy Corp.                                      5,237      204,662
     FPL Group, Inc.                                        2,900      193,865
     KeySpan Corp.                                          2,500       95,550
     Kinder Morgan, Inc.                                    2,000      126,040
     Nicor, Inc.                                              700       24,661
     NiSource, Inc.                                         4,151       88,209
     Peoples Energy Corp.                                     600       26,790
*    PG&E Corp.                                             6,600      191,202
     Pinnacle West Capital Corp.                            1,500       59,025
     PPL Corp.                                              2,798      127,589
     Progress Energy, Inc.                                  3,893      183,282
     Public Service Enterprise Group, Inc.                  3,724      174,954
     Sempra Energy                                          3,551      112,922
     The Southern Co.                                      11,600      353,800
     TECO Energy, Inc.                                      3,000       43,890
     TXU Corp.                                              5,197      148,946
     The Williams Companies, Inc.                           8,200       78,474
     Xcel Energy, Inc.                                      6,340      112,915
--------------------------------------------------------------------------------
     TOTAL                                                           4,854,179
--------------------------------------------------------------------------------
     TOTAL COMMON STOCK
       (COST $150,516,170)                                         165,987,686
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     MONEY MARKET INVESTMENTS (3.1%)
     AUTOMOTIVE SERVICES (1.7%)
(b)  Daimler Chrysler,
        1.02%, 4/14/04                                  3,000,000    2,998,895
--------------------------------------------------------------------------------

     FEDERAL GOVERNMENT AND AGENCIES (0.6%)
(b)  Federal Home Loan Bank,
        1.07%, 7/16/04                                  1,100,000    1,096,722
--------------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (0.8%)
(b)  UBS Finance Delaware LLC,
        1.06%, 4/1/04                                   1,300,000    1,300,000
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
       (COST $5,395,478)                                             5,395,617
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS (99.9%)
       (COST $155,911,648)(a)                                      171,383,303
--------------------------------------------------------------------------------
     OTHER ASSETS,
       LESS LIABILITIES (0.1%)                                         106,264
--------------------------------------------------------------------------------
     TOTAL NET ASSETS (100.0%)                                     171,489,567
================================================================================

*    Non-Income Producing

(a) At March 31, 2004 the aggregate cost of securities for federal tax purposes was $156,221,471 and the net unrealized appreciation of investments based on that cost was $15,161,832 which is comprised of $25,706,439 aggregate gross unrealized appreciation and $10,544,607 aggregate gross unrealized depreciation.
(b) All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:
                                                                   Unrealized
                                      Number of     Expiration    Appreciation
     Issuer                           Contracts        Date      (Depreciation)
--------------------------------------------------------------------------------
     S&P 500/R Index Futures
        (Total notional value at
        3/31/04, $5,346,175)             19            6/04         $(2,900)

     The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

  ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
 OBJECTIVE: To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

 PORTFOLIO: The normal range of investments is 45-75% stocks, 20-50% bonds and 0-20% cash equivalents. Up to 50% of the stock allocation may be invested in foreign stocks.

 STRATEGY:  To adjust the mix among asset sectors to capitalize on the changing financial markets and economic conditions.
 NET ASSETS:  $180.3 million
--------------------------------------------------------------------------------

The Asset Allocation Fund seeks to realize as high a level of total return as is consistent with reasonable investment risk. The Fund follows a flexible policy for allocating assets among equity securities, debt investments and cash or cash equivalents. The Fund's portfolio will consist normally of 45-75% equities, 20-50% debt and 0-20% cash or cash equivalents. Up to 50% of its net assets may be invested in foreign stocks. The Fund may invest up to 20% of its total assets in non-investment grade debt obligations. The Fund's strategy is to adjust the mix between asset sectors to capitalize on the changing financial markets and economic conditions. The Fund's advisor intends to actively manage the Fund's assets, maintaining a balance over time between investment opportunities and their potential risks.

For the fiscal year ended March 31, 2004, the Asset Allocation Fund returned 24.55% (Class A shares before sales charges). For the twelve months ended March 31, 2004, the return for the S&P 500/R Index was 35.10%, the return for the Merrill Lynch Domestic Master Index was 5.43%, and the return for the Merrill Lynch 91-Day Treasury Bill Index was 1.08%. (These Indices are unmanaged, cannot be invested in directly and do not include administrative expenses or sales charges.) Please note that since the Fund allocates assets between stocks and bonds, no one equity index or bond index can provide a meaningful comparison for Fund performance as a whole. The average return for the Fund's peer group, Flexible Portfolio Funds, was 26.44% for the twelve months ended March 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. (Lipper's indices are equally weighted, unmanaged indices composed of the largest mutual funds within their respective investment objective class.) Since inception (March 31, 1997), the Fund has outperformed all of its benchmarks, with an average annual return of 9.00%, compared to an average annual return of 7.42% for the S&P 500/R Index, 7.86% for the Merrill Lynch Domestic Master Index, and 3.96% for the Merrill Lynch 91-Day Treasury Bill Index.

During the twelve months ended March 31, 2004, U.S. stock prices rose sharply, bringing an end to a three-year bear market. Lower interest rates helped sustain the consumer sector, and stimulated a strong housing market and consumer spending through mortgage refinancing activity. These factors, along with tax cuts and an improvement in corporate earnings, helped provide the stimulus for economic recovery. The equity markets largely ignored several potential areas of concern, including a series of investment industry scandals and protracted weakness in the U.S. dollar. However, in the first quarter of 2004, the equity markets began to stall, in part due to a maturation of the recovery and certain macro-economic events including inflation signals, unemployment news and global violence. Continuing the pattern of the prior twelve month period, the returns for large capitalization stocks underperformed the returns for small and medium capitalization stocks. The S&P 500/R Index return of 35.10% for the twelve months ended March 31, 2004, lagged the S&P MidCap 400 Index return of 49.07% and the Russell 2000 Index return of 63.84%. Historically, small company stocks tend to take the lead during an economic recovery, followed by mid-cap stocks and then large cap stocks, and this proved to be the case during the twelve months ended March 31, 2004.

During the twelve months ended March 31, 2004, the U.S. economy grew by 4.9%, which was the highest growth rate since 1984. This strong economic growth was accompanied by low inflation during the period, with the Consumer Price Index rising by only 1.7%. Government spending increased during the period, primarily due to the war in Iraq, and consumer spending was robust, due to tax cuts and the child care tax credit. At March 31, 2003 and March 31, 2004, interest rate levels were broadly unchanged, and the yield curve was slightly flatter. However, during the twelve months ended March 31, 2004, there were gyrations in interest rates, which presented opportunities for profitable positioning relating to interest rate exposure. In the second quarter of 2003, interest rates declined dramatically, with the 10-year Treasury yield at a low of 3.07%. There then was a rapid rise in interest rates during the summer of 2003, with the 10-year Treasury yield peaking at 4.61% in early September. Over the next six months, interest rates declined, to end the period at similar levels to where they started in April of 2003-roughly a 10-year Treasury yield of 3.90%. The improving economy and liquidity in the capital markets propelled corporate bond spreads tighter relative to Treasuries during the twelve months ended March 31, 2004. Spread tightening, along with the yield advantage of corporate bonds relative to

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

Treasuries, resulted in significant out-performance of corporate bonds versus Treasuries.

The Fund began the fiscal year with an allocation of 57.8% in equities, with 33.0% in large cap stocks, 12.5% in small cap stocks, and 12.3% in foreign stocks, and 42.2% was in bonds and cash equivalents, with 26.8% in investment grade bonds, 7.4% in below investment grade bonds, and 8.0% in cash and cash equivalents. These allocations did not change significantly throughout the twelve months ended March 31, 2004, as the Fund maintained a rather neutral position overall, with one exception-cash: the Fund's cash and cash equivalent position was reduced throughout the period, and was 2.4% at March 31, 2004. At March 31, 2004, the Fund's equity allocation based on net assets was at 59.8%, with 31.1% in large cap stocks, 13.0% in small cap stocks and 15.7% in foreign stocks, and 40.2% was in bonds and cash equivalents, with 30.6% in investment grade bonds and 7.2% in below investment grade bonds. The Fund's relatively neutral position with respect to equities hurt Fund performance, as equities outperformed fixed income securities during the period. Within equities, the Fund did modestly overweight its small cap equity portfolio, which proved beneficial during the twelve months ended March 31, 2004, as small cap equities outperformed large cap equities during that period. The Fund also benefited from an overweight position in foreign equities, as foreign equities outperformed domestic equities during the period. The Fund's high yield exposure during the twelve months ended March 31, 2004 added to the Fund's overall performance, as this sector produced equity-like returns. Longer duration in the investment grade fixed income portion of the Fund during parts of the period benefited the Fund's performance, as did the reduction in cash throughout the period.

After being risk adverse in 2002, investors in 2003 moved into the riskier areas of the market, bidding up smaller and mid-sized companies, and ignoring large cap, high quality companies with established track records. The Fund's high quality discipline within its large cap equity portfolio was not helped by this development. The Fund's large cap equity portfolio was also hurt by some of its individual stock selections. In addition, the small cap equity portion of the Fund was hurt by its underweighting in economically sensitive sectors (including Information Technology, Industrials and Materials) which performed very well during the twelve months ended March 31, 2004, and investor preference for more speculative companies than those that populate the Fund's portfolio. During the twelve months ended March 31, 2004, the investment grade fixed income portion of the Fund benefited from capitalizing on the gyrations in interest rates as they presented opportunities for profitable positioning regarding interest rate exposure. Strong performance from the high yield fixed income portion of the Fund reflected a somewhat aggressive quality mix, with an overweight in the middle quality sector, and a combination of industry sector selection and individual securities selection.

As we enter the first quarter of fiscal 2004, investor optimism surrounding the economy and the equity markets has started to consolidate. Tax cuts, a weaker dollar, sustained productivity, and healthier balance sheets may bode well for corporate profits. As the economy continues to stabilize, we will look for improved corporate spending and employment trends as key gauges to determine the sustainability of the domestic recovery. As for the investment grade fixed income markets, the recent back up in interest rates certainly may improve the attractiveness of the bond market from a relative value perspective. We believe that there is room for disappointment on high expectations for economic growth in 2004 and beyond, and also believe that inflation fears are excessive. As we enter the next fiscal year in the high yield bond market, we believe it will be necessary to balance credit risk and interest rate risk, and we will be taking steps to adjust the quality, industry and issue selections to be defensive relating to both of these risks. We will continue to evaluate each asset class individually and comparatively, and choose the asset allocation we believe is likely to maximize overall long-term returns.

ASSET ALLOCATION 3/31/04

Investment Grade Bonds                                                     33%
Large Cap Stocks                                                           28%
Foreign Stocks                                                             17%
Small Cap Stocks                                                           14%
Below Investment Grade Bonds                                                8%

Asset Allocation is based on invested assets.
Asset Allocation is subject to change.

                                                                  March 31, 2004

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                 Asset
                               Allocation                          Merrill
            Asset       Asset     Fund                 Merrill      Lynch
          Allocation Allocation  Class B                Lynch       91-Day
             Fund       Fund    Redemption S&P 500/R   Domestic    Treasury
           Class A    Class B     Value      Index   Master Index Bill Index
--------------------------------------------------------------------------------
3/31/97      9,524     10,000               10,000      10,000      10,000
9/30/97     11,390     11,920               12,626      10,712      10,272
3/31/98     12,239     12,769               14,800      11,205      10,536
9/30/98     11,355     11,811               13,768      11,955      10,823
3/31/99     13,023     13,506               17,532      11,934      11,061
9/30/99     13,826     14,280               17,596      11,908      11,335
3/31/00     17,110     17,621               20,678      12,167      11,636
9/30/00     17,408     17,871               19,934      12,734      11,990
3/31/01     15,818     16,193               16,196      13,680      12,368
9/30/01     14,780     15,062               14,627      14,396      12,643
3/31/02     16,154     16,321               16,235      14,387      12,778
9/30/02     13,732     13,891               11,631      15,639      12,895
3/31/03     13,975     14,095               12,215      16,108      12,989
9/30/03     15,781     15,863               14,468      16,496      13,065
3/31/04     17,405     17,437     17,437    16,504      16,982      13,129

Past performance is not guaranteed, nor predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For the most recent month-end performance information, visit masonstreetfunds.com.

Time period 3/31/97 through 3/31/04.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

TOTAL RETURN
                                            ONE           FIVE          SINCE
FOR THE PERIODS ENDED MARCH 31, 2004        YEAR          YEAR*       INCEPTION*
--------------------------------------------------------------------------------
Asset Allocation Fund
(Class A - without initial sales charge)   24.55%          5.97%        9.00%
S&P 500/R Index                            35.10%         -1.20%        7.42%
Merrill Lynch Domestic Master Index         5.43%          7.31%        7.86%
Merrill Lynch 91-Day Treasury Bill Index    1.08%          3.49%        3.96%

Fund inception date is 3/31/97.
*Returns are annualized.

In the graph, the Fund is compared against three Indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The Indices cannot be invested in directly and do not include administrative expenses or sales charges.

The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The S&P MidCap 400 Index is a capitalization-weighted and unmanaged index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2004, the 400 companies in the composite had a median market capitalization of $2.1 billion and a total market value of $997.1 billion. The MidCap 400 Index represents approximately 5.9% of the market value of Compustat's database of about 11,372 equities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Russell 3000 Index ranged from $286 billion to $117 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $444 million; the median market capitalization was approximately $352 million. The Russell 2000 Index had a total market capitalization range of approximately $1.2 billion to $117 million. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch 91-Day Treasury Bill Index is unmanaged and is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

                                                                  March 31, 2004

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

 ASSET ALLOCATION FUND

  SCHEDULE OF INVESTMENTS 3/31/04
                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     DOMESTIC COMMON STOCKS
       AND WARRANTS (37.8%)
     LARGE CAP COMMON STOCK (24.9%)
     CONSUMER DISCRETIONARY (4.9%)
*    Bed Bath & Beyond, Inc.                               10,400      434,304
     Best Buy Co., Inc.                                     4,300      222,396
     Carnival Corp.                                         5,500      247,005
*    Comcast Corp. - Class A                                7,700      221,298
     Fortune Brands, Inc.                                  15,100    1,157,112
     Gannett Co., Inc.                                      4,800      423,072
     Harley-Davidson, Inc.                                  8,600      458,724
*    InterActiveCorp                                        7,300      230,607
     J.C. Penney Co., Inc.                                  6,900      239,982
*    Kohl's Corp.                                          10,900      526,797
     Lowe's Companies, Inc.                                 1,700       95,421
     McDonald's Corp.                                      11,600      331,412
     The McGraw-Hill Companies, Inc.                        6,300      479,682
     The News Corp. Ltd., ADR                               7,705      244,326
     NIKE, Inc. - Class B                                   3,300      256,971
     Omnicom Group, Inc.                                    6,200      497,550
     Staples, Inc.                                          8,600      218,354
     Target Corp.                                          18,800      846,752
*    Time Warner, Inc.                                     19,700      332,142
     Tribune Co.                                           11,000      554,840
     Viacom, Inc. - Class B                                11,900      466,599
     Wendy's International, Inc.                           10,200      415,038
--------------------------------------------------------------------------------
     TOTAL                                                           8,900,384
--------------------------------------------------------------------------------

     CONSUMER STAPLES (2.0%)
     Altria Group, Inc.                                    10,000      544,500
     Anheuser-Busch Companies, Inc.                         2,700      137,700
     The Coca-Cola Co.                                      6,600      331,980
*    Dean Foods Co.                                         7,600      253,840
     PepsiCo, Inc.                                         11,900      640,815
     Wal-Mart Stores, Inc.                                 20,100    1,199,769
     Walgreen Co.                                          13,400      441,530
--------------------------------------------------------------------------------
     TOTAL                                                           3,550,134
--------------------------------------------------------------------------------

     ENERGY (1.3%)
     ConocoPhillips                                         9,600      670,176
     EOG Resources, Inc.                                    9,100      417,599
     Exxon Mobil Corp.                                     19,800      823,482
     Halliburton Co.                                        9,600      291,744
*    Noble Corp.                                            3,900      149,838
--------------------------------------------------------------------------------
     TOTAL                                                           2,352,839
--------------------------------------------------------------------------------

     FINANCIALS (3.9%)
     American Express Co.                                   6,500      337,025
     American International Group, Inc.                    12,600      899,010
     The Chubb Corp.                                        6,100      424,194
     Citigroup, Inc.                                       24,100    1,245,970

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     FINANCIALS (CONTINUED)
     Countrywide Credit Industries, Inc.                    3,066      294,029
     Fifth Third Bancorp                                      200       11,074
     The Goldman Sachs Group, Inc.                          6,200      646,970
     Lehman Brothers Holdings, Inc.                         5,200      430,924
     Morgan Stanley                                        12,400      710,520
     Prudential Financial, Inc.                             8,900      398,542
     U.S. Bancorp                                          16,100      445,165
     Wachovia Corp.                                         7,300      343,100
     Wells Fargo & Co.                                     15,900      901,053
--------------------------------------------------------------------------------
     TOTAL                                                           7,087,576
--------------------------------------------------------------------------------

     HEALTHCARE (3.8%)
     Abbott Laboratories                                    9,800      402,780
*    Amgen, Inc.                                           15,100      878,367
*    Boston Scientific Corp.                                5,500      233,090
*    Caremark Rx, Inc.                                      7,000      232,750
     Eli Lilly and Co.                                      6,500      434,850
*    Forest Laboratories, Inc.                              6,500      465,530
*    Gilead Sciences, Inc.                                  3,600      200,772
     Guidant Corp.                                          3,500      221,795
     Johnson & Johnson                                     10,700      542,704
     Medtronic, Inc.                                       16,200      773,550
     Pfizer, Inc.                                          36,100    1,265,306
*    St. Jude Medical, Inc.                                 1,500      108,150
     Teva Pharmaceutical Industries,
        Ltd., ADR                                          12,000      760,920
     UnitedHealth Group, Inc.                               6,000      386,640
--------------------------------------------------------------------------------
     TOTAL                                                           6,907,204
--------------------------------------------------------------------------------

     INDUSTRIALS (1.4%)
     Canadian National Railway Co.                         10,350      407,066
     Caterpillar, Inc.                                      2,900      229,303
     FedEx Corp.                                            1,900      142,804
     General Electric Co.                                  39,600    1,208,592
     Lockheed Martin Corp.                                  5,700      260,148
     Union Pacific Corp.                                    4,200      251,244
--------------------------------------------------------------------------------
     TOTAL                                                           2,499,157
--------------------------------------------------------------------------------

     INFORMATION TECHNOLOGY (5.8%)
*    Affiliated Computer Services, Inc. -
        Class A                                             6,600      342,540
     Analog Devices, Inc.                                   7,400      355,274
*    Applied Materials, Inc.                               18,200      389,116
*    ASML Holding NV                                       16,500      302,445
*    Broadcom Corp. - Class A                               6,500      254,605
*    Cisco Systems, Inc.                                   36,900      867,888
*    Dell, Inc.                                            12,300      413,526
*    EMC Corp.                                             17,500      238,175
     First Data Corp.                                      14,300      602,888
*    Fiserv, Inc.                                          11,000      393,470

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     INFORMATION TECHNOLOGY (CONTINUED)
     Hewlett-Packard Co.                                   31,800      726,312
     Intel Corp.                                           37,300    1,014,560
     International Business
        Machines Corp.                                      8,000      734,720
     Microsoft Corp.                                       53,700    1,340,888
     Motorola, Inc.                                        10,100      177,760
*    National Semiconductor Corp.                           2,300      102,189
     Nokia Corp., ADR                                      27,200      551,616
*    NVIDIA Corp.                                          10,400      275,496
*    Taiwan Semiconductor, ADR                             44,400      463,536
     Texas Instruments, Inc.                               21,000      613,620
*    Yahoo!, Inc.                                           3,147      152,913
--------------------------------------------------------------------------------
     TOTAL                                                          10,313,537
--------------------------------------------------------------------------------

     MATERIALS (1.1%)
     Air Products and Chemicals, Inc.                       9,100      456,092
     Alcoa, Inc.                                           24,100      836,029
     Newmont Mining Corp.                                   5,100      237,813
     Weyerhaeuser Co.                                       6,900      451,950
--------------------------------------------------------------------------------
     TOTAL                                                           1,981,884
--------------------------------------------------------------------------------

     OTHER HOLDINGS (0.5%)
*    Nasdaq-100 Trust, Series 1                             3,100      110,949
*    Semiconductor Holders Trust                           21,100      833,450
--------------------------------------------------------------------------------
     TOTAL                                                             944,399
--------------------------------------------------------------------------------

     TELECOMMUNICATION SERVICES (0.2%)
     Vodafone Group PLC, ADR                               15,900      380,010
--------------------------------------------------------------------------------
     TOTAL LARGE CAP COMMON STOCK                                   44,917,124
--------------------------------------------------------------------------------

     SMALL CAP COMMON STOCK (13.0%)
     CONSUMER DISCRETIONARY (3.2%)
*    Alliance Gaming Corp.                                  6,100      195,993
*    AnnTaylor Stores Corp.                                 5,150      220,420
     Circuit City Stores, Inc.                              5,200       58,760
*    Coach, Inc.                                            5,800      237,742
*    Digital Theater Systems, Inc.                          5,400      138,402
*    Emmis Communications Corp. -
        Class A                                             5,500      130,955
*    Entercom Communications Corp. -
        Class A                                             4,000      181,080
     Fairmont Hotels & Resorts, Inc.                        7,200      181,080
     Jones Apparel Group, Inc.                              5,500      198,825
*    Lamar Advertising Co. - Class A                        7,700      309,694
     Leggett & Platt, Inc.                                 17,300      410,183
     Michaels Stores, Inc.                                 11,100      539,682
*    Multimedia Games, Inc.                                10,400      257,296
*    O'Reilly Automotive, Inc.                             25,000    1,001,000

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     CONSUMER DISCRETIONARY (CONTINUED)
*    Orbitz, Inc. - Class A                                 6,600      157,146
     Orient-Express Hotel, Ltd. - Class A                  13,700      245,093
*    Pinnacle Entertainment, Inc.                          14,400      198,720
     Polaris Industries, Inc.                               5,000      227,200
*    Sharper Image Corp.                                    5,800      188,964
*    Stoneridge, Inc.                                       2,400       34,608
     The Talbots, Inc.                                      6,500      232,570
*    Tempur-Pedic International, Inc.                       4,718       73,790
*    Tommy Hilfiger Corp.                                  11,100      188,700
*    Westwood One, Inc.                                     6,400      188,480
--------------------------------------------------------------------------------
     TOTAL                                                           5,796,383
--------------------------------------------------------------------------------

     ENERGY (0.6%)
*    BJ Services Co.                                        6,200      268,274
     ENSCO International, Inc.                              8,700      245,079
*    Patterson-UTI Energy, Inc.                             8,300      293,903
*    Smith International, Inc.                              1,800       96,318
*    Tom Brown, Inc.                                        6,300      236,880
--------------------------------------------------------------------------------
     TOTAL                                                           1,140,454
--------------------------------------------------------------------------------

     FINANCIALS (1.2%)
     CIT Group, Inc.                                        5,300      201,665
     Investors Financial Services Corp.                    28,000    1,156,960
     Old Republic International Corp.                      10,050      246,828
     Oriental Financial Group, Inc.                           700       22,295
     SouthTrust Corp.                                      10,200      338,232
*    Trammell Crow Co.                                     10,800      151,524
--------------------------------------------------------------------------------
     TOTAL                                                           2,117,504
--------------------------------------------------------------------------------

     HEALTHCARE (2.9%)
*    Bio-Rad Laboratories, Inc. - Class A                   2,300      129,651
*    Bradley Pharmaceuticals, Inc.                          5,000      125,900
*    Caremark Rx, Inc.                                     13,545      450,371
*    Cytyc Corp.                                            5,800      129,050
*    DaVita, Inc.                                          34,200    1,633,050
     Health Management Associates,
        Inc. - Class A                                     13,600      315,656
*    Kinetic Concepts, Inc.                                 4,100      183,885
*    Kyphon, Inc.                                           4,800      114,768
*    Lincare Holdings, Inc.                                12,500      392,750
*    Patterson Dental Co.                                   8,900      610,629
*    Province Healthcare Co.                               13,125      208,688
*    Psychiatric Solutions, Inc.                            9,000      168,750
*    Renal Care Group, Inc.                                 9,000      411,840
     Select Medical Corp.                                   7,200      120,240
*    Triad Hospitals, Inc.                                  6,615      203,874
--------------------------------------------------------------------------------
     TOTAL                                                           5,199,102
--------------------------------------------------------------------------------

                                                                  March 31, 2004

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     INDUSTRIALS (1.8%)
     C.H. Robinson Worldwide, Inc.                         10,200      423,300
     Cintas Corp.                                           4,200      182,658
     The Corporate Executive
        Board Co.                                           5,100      239,700
*    Forward Air Corp.                                      5,300      174,211
*    Hewitt Associates, Inc.                                7,700      246,477
*    Knight Transportation, Inc.                           13,087      313,826
     L-3 Communications Holdings, Inc.                      4,300      255,764
     Manpower, Inc.                                         1,800       83,700
*    Marlin Business Services, Inc.                         7,300      121,618
     MSC Industrial Direct Co., Inc. -
        Class A                                            11,500      344,425
     Teleflex, Inc.                                        13,400      659,682
*    Tetra Tech, Inc.                                       5,150      110,519
--------------------------------------------------------------------------------
     TOTAL                                                           3,155,880
--------------------------------------------------------------------------------

     INFORMATION TECHNOLOGY (3.3%)
*    Amdocs, Ltd.                                           8,000      222,320
*    Brooks Automation, Inc.                               14,404      302,196
*    CACI International, Inc. - Class A                     2,800      120,400
     CDW Corp.                                              3,800      256,918
*    Check Point Software
        Technologies, Ltd.                                  5,200      118,404
*    Cognos, Inc.                                           8,900      276,434
*    Cree, Inc.                                             7,700      171,710
     Diebold, Inc.                                          3,500      168,420
*    Electronics for Imaging, Inc.                          9,000      221,130
*    EPIQ Systems, Inc.                                    11,665      191,073
*    Genesis Microchip, Inc.                                6,100      102,236
*    Hyperion Solutions Corp.                               5,800      240,410
*    Integrated Circuit Systems, Inc.                       8,200      205,246
     Intersil Corp. - Class A                              11,300      251,877
*    Lam Research Corp.                                     6,400      161,344
*    Mercury Interactive Corp.                              3,700      165,760
     Microchip Technology, Inc.                             8,600      228,416
*    Netgear, Inc.                                          7,700      105,952
*    Novellus Systems, Inc.                                 6,500      206,635
*    O2Micro International, Ltd.                           13,300      227,696
     Paychex, Inc.                                          8,250      293,700
*    Plexus Corp.                                           6,200      110,298
*    QLogic Corp.                                           3,500      115,535
*    Semtech Corp.                                         11,600      264,828
*    Tollgrade Communications, Inc.                         6,400      102,144
*    UTStarcom, Inc.                                        5,600      161,056
*    Varian, Inc.                                           5,500      220,935
*    Verint Systems, Inc.                                   4,700      145,230
*    Westell Technologies, Inc. -
        Class A                                            17,800      129,940
*    Zebra Technologies Corp. -
        Class A                                             7,000      485,589
--------------------------------------------------------------------------------
     TOTAL                                                           5,973,832
--------------------------------------------------------------------------------
     TOTAL SMALL CAP COMMON STOCK                                   23,383,155
--------------------------------------------------------------------------------

                                   Country             Shares/$ Par    $ Value
--------------------------------------------------------------------------------
  WARRANTS (0.0%)
     TELECOMMUNICATION SERVICES (0.0%)
     American Tower Corp. - Warrants                          100        1,419
     Horizon PCS, Inc. - Warrant 144A                          50            1
     IWO Holdings, Inc. 144A                                   50            1
--------------------------------------------------------------------------------
     TOTAL                                                               1,421
--------------------------------------------------------------------------------

     TRANSPORTATION (0.0%)
     Railamerica Transportation Corp.                          50        2,962
--------------------------------------------------------------------------------
     TOTAL WARRANTS                                                      4,383
--------------------------------------------------------------------------------
     TOTAL DOMESTIC COMMON
       STOCKS AND WARRANTS
       (COST $56,626,447)                                           68,304,662
--------------------------------------------------------------------------------

     FOREIGN COMMON STOCK (15.4%)
     BASIC MATERIALS (0.7%)
     Alcan, Inc.                   Canada                   3,630      162,588
     Arcelor SA                    Luxembourg              10,335      187,461
     CRH PLC                       Ireland                  8,055      164,319
*    China Oriental
        Group Co.                  Hong Kong              134,000       44,718
     Rio Tinto, Ltd.               Australia                5,300      139,233
*    SGL Carbon AG                 Germany                 16,150      174,650
     Shin-Etsu Chemical
        Co., Ltd.                  Japan                    4,200      176,825
     Syngenta AG                   Switzerland              1,900      138,580
*    Umicore-Strip VVPR            Belgium                     84           17
--------------------------------------------------------------------------------
     TOTAL                                                           1,188,391
--------------------------------------------------------------------------------

     CONSUMER DISCRETIONARY (3.0%)
*    Autogrill SPA                 Italy                    7,590      109,409
     Autoliv, Inc.                 Sweden                   3,940      160,394
     The Berkeley
        Group PLC                  United Kingdom          10,545      203,881
     Beru AG                       Germany                  2,305      170,522
     British Sky
        Broadcasting
        Group PLC                  United Kingdom          13,800      172,085
     Carnival Corp.                United Kingdom           5,090      228,592
     Compass Group PLC             United Kingdom          24,480      161,292
     Denway Motors, Ltd.           Hong Kong              192,000      219,327
     Esprit Holdings, Ltd.         Hong Kong               54,000      225,950
     Greek Organization
        of Football
        Prognostics                Greece                  10,065      170,195
     Honda Motor
        Co., Ltd.                  Japan                    4,200      193,781
     Hyundai Motor
        Co., Ltd.                  South Korea              4,690      214,363
     InterContinental
        Hotels Group PLC           United Kingdom          16,515      150,851
     Li & Fung, Ltd.               Hong Kong               76,000      116,081

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                   Country             Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     CONSUMER DISCRETIONARY (CONTINUED)
     Mediaset SPA                  Italy                   13,490      149,697
     MFI Furniture
        Group PLC                  United Kingdom          43,090      116,415
     Michelin - Class B            France                   2,940      133,173
*    Modern Times
        Group - Class B            Sweden                   8,370      155,939
     The News Corp.,
        Ltd., ADR                  Australia                3,855      138,703
     Next PLC                      United Kingdom           2,360       62,024
     Nobia AB                      Sweden                   3,550       35,541
     Porsche AG
        NON-VTG PFD.               Germany                    179      107,786
     Puma AG Rudolf
        Dassler Sport              Germany                  1,620      356,354
     Punch Taverns PLC             United Kingdom          21,045      211,955
     Rank Group PLC                United Kingdom          30,205      185,967
     Signet Group PLC              United Kingdom          91,695      185,375
     Swatch Group                  Switzerland              1,640      212,953
     Techtronics
        Industries Co.             Hong Kong               51,500      166,244
     USS Co., Ltd.                 Japan                    2,370      197,282
*    Vivendi Universal SA          France                   7,135      189,129
     Wal-Mart de
        Mexico - Series V          Mexico                  47,455      144,447
     Wolseley PLC                  United Kingdom          12,090      187,646
--------------------------------------------------------------------------------
     TOTAL                                                           5,433,353
--------------------------------------------------------------------------------

     CONSUMER STAPLES (0.7%)
*    Cott Corp.                    Canada                   6,025      177,075
     Luxottica Group
        SPA, ADR                   Italy                    7,655      121,102
     Nestle SA                     Switzerland                735      187,398
*    Numico                        Netherlands              4,780      140,979
     Reckitt
        Benckiser PLC              United Kingdom           8,645      213,698
     Swedish Match AB              Sweden                  25,525      260,622
     Tesco PLC                     United Kingdom          41,990      189,650
--------------------------------------------------------------------------------
     TOTAL                                                           1,290,524
--------------------------------------------------------------------------------

     ENERGY (0.6%)
     BG Group                      United Kingdom          22,675      135,543
     Encana Corp.                  Canada                   4,280      183,966
     Eni SPA                       Italy                   10,715      215,422
     Suncor Energy, Inc.           Canada                   6,470      176,537
     Technip                       France                   1,497      202,362
     Total Fina Elf SA             France                   1,195      219,398
--------------------------------------------------------------------------------
     TOTAL                                                           1,133,228
--------------------------------------------------------------------------------

                                   Country             Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     FINANCIALS (2.1%)
     Alpha Bank AE                 Greece                   5,925      182,175
     AMP Limited                   Australia               23,520      101,094
     Anglo Irish
        Bank Corp.                 Ireland                 25,400      405,781
     Banco Popolare
        Di Verona                  Italy                   11,075      180,196
*    Bank Rakyat
        Indonesia                  Indonesia              909,500      161,965
     BNP Paribas SA                France                   2,810      171,727
     Cattles PLC                   United Kingdom          29,165      181,172
     Corporacion Mapfre            Spain                   14,350      172,467
*    Corporacion
        Mapfre SA                  Spain                    7,175        2,822
     Danske Bank                   Denmark                  4,235       95,769
     Depfa Bank PLC                Germany                  1,140      178,480
     Erste Bank                    Austria                    480       71,846
     Fondiaria SPA                 Italy                    8,130      191,326
     HSBC Holdings PLC             Hong Kong                9,363      141,206
     ING Groep NV                  Netherlands              6,668      146,513
     Kookmin Bank                  South Korea              3,620      146,827
     Man Group PLC                 United Kingdom           8,535      274,352
     Manulife Financial
        Corp.                      Canada                   4,090      151,944
     Mitsubishi Tokyo
        Financial
        Group, Inc.                Japan                       13      128,707
     OM Hex AB                     Sweden                  12,170      170,254
*    OTP Bank                      Hungary                 11,675      221,386
     Royal Bank
        of Scotland
        Group PLC                  United Kingdom           5,993      182,617
*    Storebrand ASA                Norway                   1,800       11,037
*    Swiss Life Holdings           Switzerland                970      149,690
--------------------------------------------------------------------------------
     TOTAL                                                           3,821,353
--------------------------------------------------------------------------------

     HEALTHCARE (1.1%)
*    Actelion, Ltd.                Switzerland              1,500      162,213
     CSL Limited                   Australia                8,850      141,752
*    Elekta AB - Class B           Sweden                   7,440      140,093
     GN Store Nord A/S             Denmark                 25,560      186,482
     Nobel Biocare AB              Switzerland                 20        2,749
     Nobel Biocare AG              Switzerland              1,445      198,469
     Novartis AG                   Switzerland              3,705      157,342
*    QLT, Inc.                     Canada                   7,165      182,994
*    ResMed, Inc.                  Australia                1,835       82,924
     Roche Holdings                Switzerland              1,590      155,316
     Straumann AG                  Switzerland                620      107,179
     Synthes-Stratec, Inc.         Switzerland                178      182,517

                                                                  March 31, 2004

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                   Country             Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     HEALTHCARE (CONTINUED)
*    Taro Pharmaceutical
        Industries, Ltd.           Israel                   2,595      150,484
*    Teva Pharmaceutical
        Industries, Ltd.,
        ADR                        Israel                   2,845      180,401
--------------------------------------------------------------------------------
     TOTAL                                                           2,030,915
--------------------------------------------------------------------------------

     INDUSTRIALS (2.9%)
     Adecco SA                     Switzerland              2,940      162,450
     AP Moller -
        Maersk A/S                 Denmark                     19      131,721
     Atlas Copco AB                Sweden                   4,995      177,511
     Capita Group PLC              United Kingdom          30,620      175,579
*    Chiyoda Corp.                 Japan                   31,000      223,780
     Cobham PLC                    United Kingdom           7,485      186,950
     Daewoo Shipbuilding
        & Marine
        Engineering Co.            South Korea             15,190      160,983
     Deutsche Post AG              Germany                  6,810      152,563
*    Deutz AG                      Germany                  9,030       43,056
*    Deutz AG New                  Germany                    600        2,736
     Exel PLC                      United Kingdom          13,975      180,816
*    Fraport AG                    Germany                  5,214      143,527
     Funai Electric
        Co., Ltd.                  Japan                    1,100      163,358
*    Golar Lng, Ltd.               Norway                  11,370      172,640
     Grupo Ferrovial               Spain                    6,715      272,728
     Iberia Lineas Aereas
        de Espana SA               Spain                   50,595      164,766
     Kamigumi Co., Ltd.            Japan                   16,000      127,994
     Keyence Corp.                 Japan                      900      219,388
     Kubota Corp.                  Japan                   51,000      243,149
     Meggitt PLC                   United Kingdom          32,144      141,045
*    Neptune Orient
        Lines, Ltd.                Singapore              114,000      148,940
     Omron Corp.                   Japan                    9,000      235,305
     Premier Farnell PLC           United Kingdom          36,525      163,792
     Royal Philips
        Electronics NV             Netherlands              6,764      195,587
     Siemens AG                    Germany                  2,240      165,356
     SGS Societe Generale
        de Surveillance
        Holding                    Switzerland                355      196,996
     SMC Corp.                     Japan                    1,300      155,073
     Thai Airways
        International PCL          Thailand                53,300       79,360
     Vinci                         France                   2,490      238,982
     Volvo AB                      Sweden                   5,355      176,457
     Wienerberger AG               Austria                  4,195      139,191
     TOTAL                                              5,141,779

                                   Country             Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     OTHER (1.2%)
     Topix Exchange
        Traded Fund                Japan                   17,700      203,141
     iShares MSCI
        EAFE Index Fund            Japan                   14,425    2,042,580
--------------------------------------------------------------------------------
     TOTAL                                                           2,245,721
--------------------------------------------------------------------------------

     TECHNOLOGY (2.1%)
     ASM Pacific
        Technology, Ltd.           Hong Kong               31,000      138,068
*    Business Objects SA           France                   1,295       37,398
     Canon, Inc.                   Japan                    3,000      155,428
*    Chi Mei
        Optoelectronic             Taiwan                 161,000      285,842
     Citizens
        Electronics Co.            Japan                    3,750      232,494
     Computershare, Ltd.           Australia               39,355       94,343
     Dassault Systemes             France                   3,845      159,708
*    Epcos AG                      Germany                  7,125      158,481
*    Ericsson LM -
        Class B                    Sweden                  94,405      261,635
*    Freenet.de AG                 Germany                  1,850      174,942
*    Gresham
        Computing PLC              United Kingdom          21,755      155,933
     Hoya Corp.                    Japan                    2,000      195,127
     Indra Sistemas SA             Spain                   14,605      190,608
     Infosys
        Technologies, Inc.         India                    1,167      132,723
*    Kontron AG                    Germany                 19,945      175,739
     Neopost SA                    France                   2,715      146,203
     Nokia OYJ                     Finland                  7,445      152,607
*    Opera Software ASA            Norway                  12,335       17,067
*    Orbotech, Ltd.                Israel                   2,330       56,037
     The Sage
        Group, PLC                 United Kingdom          47,180      156,296
     Samsung Electronics
        Co., Ltd.                  South Korea                600      299,358
*    Semiconductor
        Manufacturing
        International
        Corp., ADR                 Hong Kong                1,250       18,875
*    Taiwan
        Semiconductor              Taiwan                  76,460      139,229
     TDK Corp.                     Japan                      800       61,133
     Unaxis Holding AG             Switzerland              1,185      158,783
--------------------------------------------------------------------------------
     TOTAL                                                           3,754,057
--------------------------------------------------------------------------------

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                   Country             Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     TELECOMMUNICATION SERVICES (0.7%)
     KDDI Corp.                    Japan                       36      203,124
*    Mobistar                      Belgium                  4,645      304,818
     PT Telekomunikasi
        Indonesia                  Indonesia              183,000      149,588
*    Tele2 AB - Class B            Sweden                   3,335      153,454
     Telefonica SA                 Spain                   12,721      192,439
*    Telekom Austria AG            Austria                  2,845       40,906
     Vodafone
        Group PLC                  United Kingdom          75,155      177,835
--------------------------------------------------------------------------------
     TOTAL                                                           1,222,164
--------------------------------------------------------------------------------

     UTILITIES (0.3%)
*    Brisa-Auto Estradas
        de Portugal SA             Portugal                26,100      178,011
     Centrica PLC                  United Kingdom          45,980      192,882
     Iberdrola SA                  Spain                    8,125      167,744
--------------------------------------------------------------------------------
     TOTAL                                                             538,637
--------------------------------------------------------------------------------
     TOTAL FOREIGN COMMON STOCK
       (COST $21,053,617)                                           27,800,122
--------------------------------------------------------------------------------

     PREFERRED STOCK (0.1%)
     MEDIA (0.1%)
     CSC Holdings, Inc. - Series H                            250       26,163
     CSC Holdings, Inc. - Series M                            763       79,657
--------------------------------------------------------------------------------
     TOTAL                                                             105,820
--------------------------------------------------------------------------------

     TELECOMMUNICATION SERVICES (0.0%)
(c)  Intermedia Communications, Inc.                            2            7
     TRANSPORTATION (0.0%)
(c)  American Commercial Lines LLC                            399          200
--------------------------------------------------------------------------------
     TOTAL PREFERRED STOCK
       (COST $130,099)                                                 106,027
--------------------------------------------------------------------------------

     REVENUE BOND (0.1%)
     MUNICIPAL BONDS - REVENUE (0.1%)
     Nashville & Davidson
        County, Tennessee Health and
        Educational Facilities Board of
        The Metropolitan Government,
        0.00%, 6/1/21 RB                                  400,000      172,496
--------------------------------------------------------------------------------
     TOTAL REVENUE BOND
       (COST $169,164)                                                 172,496
--------------------------------------------------------------------------------

     INVESTMENT GRADE BONDS (30.0%)
     CORPORATE BONDS DOMESTIC (8.7%)
     AEROSPACE - DEFENSE (0.1%)
     Lockheed Martin Corp.,
        8.20%, 12/1/09                                    200,000      247,288

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     AUTO RELATED (0.8%)
     American Honda Finance,
        3.85%, 11/6/08                                    350,000      359,225
     Toyota Motor Credit Corp.,
        2.70%, 1/30/07                                    400,000      405,950
     Toyota Motor Credit Corp.,
        4.35%, 12/15/10                                   350,000      363,499
     Toyota Motor Credit Corp.,
        5.65%, 1/15/07                                    250,000      272,548
--------------------------------------------------------------------------------
     TOTAL                                                           1,401,222
--------------------------------------------------------------------------------

     BANK HOLDING COMPANIES (0.4%)
     Rabobank Capital Fund II,
        5.26%, 12/31/13 144A                              350,000      362,990
     RBS Capital Trust II,
        6.425%, 1/3/34                                    350,000      371,828
--------------------------------------------------------------------------------
     TOTAL                                                             734,818
--------------------------------------------------------------------------------

     BEVERAGES, MALT BEVERAGES (0.4%)
     Anheuser-Busch Companies, Inc.,
        7.00%, 12/1/25                                    280,000      305,014
     Anheuser-Busch Companies, Inc.,
        7.50%, 3/15/12                                     57,000       69,609
     Coca-Cola Enterprises, Inc.,
        5.25%, 5/15/07                                    150,000      162,546
     Coca-Cola Enterprises, Inc.,
        5.375%, 8/15/06                                   250,000      268,835
--------------------------------------------------------------------------------
     TOTAL                                                             806,004
--------------------------------------------------------------------------------

     BROKERS (0.2%)
     Goldman Sachs Group, Inc.,
        6.125%, 2/15/33                                   350,000      360,884
--------------------------------------------------------------------------------

     COMMERCIAL BANKS (0.9%)
     Bank of America Corp.,
        4.875%, 1/15/13                                    40,000       41,476
     Bank of America Corp.,
        7.40%, 1/15/11                                     66,000       79,222
     Bank One Corp., 5.25%, 1/30/13                       250,000      262,361
     HBOS Treasury Services,
        3.75%, 9/30/08 144A                               350,000      357,528
     Intl BK Recon & Dev.,
        0.00%, 3/1/28 MTNB                                800,000      211,272
     Unionbancal Corp.,
        5.25%, 12/16/13                                   350,000      365,379
     Wells Fargo & Co., 3.125%, 4/1/09                    250,000      248,440
--------------------------------------------------------------------------------
     TOTAL                                                           1,565,678
--------------------------------------------------------------------------------

     COMMERICAL PHYSICAL RESEARCH (0.2%)
     Monsanto Co., 7.375%, 8/15/12                        250,000      296,348

                                                                  March 31, 2004

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     COMPUTER AND OTHER DATA PROCESSING SERVICE (0.3%)
     Gtech Holdings Corp.,
        4.75%, 10/15/10                                   560,000      583,718
--------------------------------------------------------------------------------

     CRUDE PETROLEUM AND NATURAL GAS (0.1%)
     Occidental Petroleum,
        10.125%, 9/15/09                                  140,000      182,594
--------------------------------------------------------------------------------

     ELECTRICAL EQUIPMENT AND SUPPLIES (0.1%)
     Cooper Industries, Inc.,
        5.50%, 11/1/09                                    200,000      219,057
--------------------------------------------------------------------------------

     FIRE, MARINE AND CASUALTY INSURANCE (1.0%)
     Berkley (WR) Corp.,
        5.875%, 2/15/13                                   200,000      213,467
     Berkley (WR) Corp.,
        9.875%, 5/15/08                                   600,000      737,937
     Berkshire Hathaway, Inc.,
        4.625%, 10/15/13 144A                             400,000      406,574
     Progressive Corp., 6.25%, 12/1/32                    211,000      228,848
     Progressive Corp., 6.375%, 1/15/12                   200,000      228,242
--------------------------------------------------------------------------------
     TOTAL                                                           1,815,068
--------------------------------------------------------------------------------

     HARDWARE (0.2%)
     Fortune Brands, Inc.,
        4.875%, 12/1/13                                   350,000      362,941
--------------------------------------------------------------------------------

     MEASURING AND CONTROLLING DEVICES (0.1%)
     Rockwell Automation, Inc.,
        6.70%, 1/15/28                                    160,000      181,811
--------------------------------------------------------------------------------

     MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (0.2%)
     Textron Financial Corp.,
        2.75%, 6/1/06                                     350,000      353,501
--------------------------------------------------------------------------------

     MOTORS AND GENERATORS (0.1%)
     Emerson Electric Co.,
        4.50%, 5/1/13                                      50,000       50,481
--------------------------------------------------------------------------------

     Emerson Electric Co.,
        5.75%, 11/1/11                                    119,000      132,184
--------------------------------------------------------------------------------
     TOTAL                                                             182,665
--------------------------------------------------------------------------------

     OFFICE MACHINES (0.2%)
     Pitney Bowes Credit Corp.,
        5.75%, 8/15/08                                    250,000      277,587
--------------------------------------------------------------------------------

     OIL AND GAS EXTRACTION (0.1%)
     ChevronTexaco Corp.,
        6.625%, 10/1/04                                   250,000      256,664

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     PHARMACEUTICAL PREPARATIONS (1.7%)
     Abbott Laboratories,
        3.75%, 3/15/11                                    260,000      258,463
     GlaxoSmithKline Capital Inc.,
        4.375%, 4/15/14                                   310,000      309,371
     Johnson & Johnson, Inc.,
        3.80%, 5/15/13                                    350,000      342,854
     Johnson & Johnson, Inc.,
        4.95%, 5/15/33                                    350,000      331,908
     Johnson & Johnson, Inc.,
        6.625%, 9/1/09                                    250,000      292,520
     Johnson & Johnson, Inc.,
        6.95%, 9/1/29                                     375,000      460,810
     Merck & Co., Inc., 5.95%, 12/1/28                    320,000      343,193
     Merck & Co., Inc., 6.40%, 3/1/28                      30,000       33,956
     Pfizer, Inc., 4.50%, 2/15/14                         350,000      354,990
     Pfizer, Inc., 5.625%, 2/1/06                         120,000      128,226
     Pfizer, Inc., 5.625%, 4/15/09                         55,000       60,959
--------------------------------------------------------------------------------
     TOTAL                                                           2,917,250
--------------------------------------------------------------------------------

     RADIO, TV ELECTRONIC STORES (0.2%)
     RadioShack Corp., 6.95%, 9/1/07                      350,000      395,321
--------------------------------------------------------------------------------

     REAL ESTATE INVESTMENT TRUSTS (0.2%)
     Vornado Realty Trust,
        4.75%, 12/1/10                                    350,000      359,125
--------------------------------------------------------------------------------

     RETAIL - RETAIL STORES (0.2%)
     Limited Brands, Inc.,
        6.125%, 12/1/12                                    70,000       77,705
     Limited Brands, Inc., 6.95%, 3/1/33                  205,000      230,645
     VF Corp., 6.00%, 10/15/33 144A                       100,000      101,953
--------------------------------------------------------------------------------
     TOTAL                                                             410,303
--------------------------------------------------------------------------------

     SAVINGS INSTITUTIONS EXCEPT FEDERAL (0.2%)
     U.S. Central Credit Union,
        2.75%, 5/30/08                                    350,000      345,410
--------------------------------------------------------------------------------

     STEEL WIRE AND RELATED PRODUCTS (0.3%)
     Hubbell, Inc., 6.375%, 5/15/12                       500,000      554,490
--------------------------------------------------------------------------------

     TELECOMMUNICATION SERVICES (0.1%)
     Qwest Communications, Inc.,
        13.50%, 12/15/10 144A                              73,000       84,863
--------------------------------------------------------------------------------

     TOILET PREPARATIONS (0.3%)
     Estee Lauder, Inc.,
        5.75%, 10/15/33                                   250,000      256,111
     The Gillette Co., 2.50%, 6/1/08                      350,000      344,684
--------------------------------------------------------------------------------
     TOTAL                                                             600,795
--------------------------------------------------------------------------------

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     WINES AND DISTILLED BEVERAGES (0.1%)
     Brown Forman Corp.,
        3.00%, 3/15/08                                    250,000      250,222
--------------------------------------------------------------------------------
     TOTAL CORPORATE
       BONDS DOMESTIC                                               15,745,627
--------------------------------------------------------------------------------

     GOVERNMENT (DOMESTIC AND FOREIGN) AND
        AGENCY BONDS (20.9%)
     FEDERAL GOVERNMENT AND AGENCIES (20.9%)
     Aid-Israel, 0.00%, 11/1/24                         1,000,000      326,637
     Federal National Mortgage
        Association, 6.00%, 5/1/11                        197,968      209,012
     Government National Mortgage
        Association TBA, 4.50%, 4/1/34                    968,182      947,608
     Government National Mortgage
        Association, 5.50%, 4/15/32                       151,407      155,879
     Government National Mortgage
        Association, 8.00%, 8/15/26                        42,919       47,064
     Government National Mortgage
        Association, 8.00%, 10/15/26                       10,800       11,843
     Government National Mortgage
        Association, 8.00%, 7/15/27                        20,942       22,917
     Housing & Urban Development,
        6.08%, 8/1/13                                     150,000      170,897
     State of Israel, 7.25%, 12/15/28                     350,000      397,217
     US Treasury, 1.125%, 6/30/05                          85,000       84,907
     US Treasury, 1.25%, 5/31/05                          475,000      475,297
     US Treasury, 1.625%, 1/31/05                          65,000       65,282
     US Treasury, 1.625%, 3/31/05                          40,000       40,189
     US Treasury, 1.625%, 4/30/05                          55,000       55,264
     US Treasury, 1.75%, 12/31/04                          30,000       30,149
     US Treasury, 2.00%, 8/31/05                          110,000      111,091
     US Treasury, 2.00%, 5/15/06                          255,000      257,042
     US Treasury, 2.125%, 10/31/04                        250,000      251,582
     US Treasury, 2.25%, 2/15/07                          700,000      705,961
     US Treasury, 2.625%, 5/15/08                       3,010,000    3,028,343
     US Treasury, 2.625%, 3/15/09                          95,000       94,317
     US Treasury, 3.00%, 11/15/07                       1,670,000    1,714,293
     US Treasury, 3.00%, 2/15/08                        6,600,000    6,754,949
     US Treasury, 3.00%, 2/15/09                        2,855,000    2,886,002
     US Treasury, 3.125%, 9/15/08                          50,000       51,076
     US Treasury, 3.25%, 8/15/07                          700,000      724,801
     US Treasury, 3.25%, 1/15/09                        4,815,000    4,925,032
     US Treasury, 3.375%, 12/15/08                        420,000      432,354
     US Treasury, 4.125%, 2/15/14                       1,695,000    1,717,247
     US Treasury, 4.25%, 11/15/13                         895,000      925,801
     US Treasury, 4.75%, 11/15/08                         930,000    1,014,318
     US Treasury, 5.00%, 8/15/11                          450,000      495,861
     US Treasury, 5.25%, 5/15/04                          100,000      100,508
     US Treasury, 5.375%, 2/15/31                         380,000      414,200
     US Treasury, 5.50%, 5/15/09                        3,100,000    3,501,909
     US Treasury, 5.875%, 11/15/04                      1,280,000    1,318,001

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
     US Treasury, 6.00%, 8/15/09                           50,000       57,705
     US Treasury, 6.50%, 5/15/05                          285,000      301,777
     US Treasury Inflation Index Bond,
        3.375%, 1/15/07                                   689,563      759,946
     US Treasury Inflation Index Bond,
        3.625%, 1/15/08                                   825,250      934,015
     US Treasury Inflation Index Bond,
        3.875%, 4/15/29                                   168,959      233,110
     US Treasury Note,
        1.875%, 11/30/05                                  500,000      503,789
     US Treasury Note,
        1.875%, 1/31/06                                   330,000      332,192
     US Treasury Stripped,
        0.00%, 5/15/30                                     20,000        5,245
Vendee Mortgage Trust,
        Series 1999-1, Class 2IO,
        0.175%, 1/15/29 IO                             23,760,817      104,973
--------------------------------------------------------------------------------
     TOTAL GOVERNMENT
       (DOMESTIC AND FOREIGN)
       AND AGENCY BONDS                                             37,697,602
--------------------------------------------------------------------------------

     MORTGAGE-BACKED AND
       ASSET-BACKED SECURITIES (0.4%)
     COMMERCIAL MORTGAGE (0.3%)
     Criimi Mae Commercial
        Mortgage Trust, Series
        1998-C1, Class B,
        7.00%, 11/2/11 144A                               339,000      340,763
     Midland Realty Acceptance Corp.,
        Series 1996-C2, Class AEC,
        1.35%, 1/25/29 IO 144A                          3,025,831      105,476
     Mortgage Capital Funding, Inc.,
        Series 1997-MC1, Class A3,
        7.29%, 3/20/27                                     79,821       85,477
--------------------------------------------------------------------------------
     TOTAL                                                             531,716
--------------------------------------------------------------------------------

     FRANCHISE LOAN RECEIVABLE (0.1%)
     Enterprise Mortgage Acceptance
        Co., Series 1998-1, Class IO,
        1.37%, 1/15/23 IO 144A                          5,204,184      214,933
--------------------------------------------------------------------------------

     RESIDENTIAL MORTGAGES (0.0%)
     Blackrock Capital Finance L.P.,
        Series 1997-R3, Class B3,
         7.25%, 11/25/28 144A                             113,999        5,700
--------------------------------------------------------------------------------
     TOTAL MORTGAGE-BACKED
       AND ASSET-BACKED SECURITIES                                     752,349
--------------------------------------------------------------------------------
     TOTAL INVESTMENT GRADE BONDS
       (COST $53,130,461)                                           54,195,578
--------------------------------------------------------------------------------

                                                                  March 31, 2004

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     BELOW INVESTMENT GRADE BONDS (7.1%)
     AEROSPACE/DEFENSE (0.0%)
     L-3 Communications Corp.,
        6.125%, 1/15/14 144A                               75,000       77,063
--------------------------------------------------------------------------------

     AUTOS/VEHICLE PARTS (0.3%)
     Collins & Aikman Products,
        10.75%, 12/31/11                                  100,000      102,750
     Ford Motor Credit Co.,
        7.00%, 10/1/13                                    125,000      131,908
     HLI Operating Co.,
        10.50%, 6/15/10                                    32,000       36,400
     Metaldyne Corp.,
        10.00%, 11/1/13 144A                              100,000       99,000
     Visteon Corp., 7.00%, 3/10/14                        100,000       99,359
--------------------------------------------------------------------------------
     TOTAL AUTOS/VEHICLE PARTS                                         469,417
--------------------------------------------------------------------------------

     BASIC MATERIALS (0.9%)
     CHEMICALS (0.5%)
     Huntsman Adv. Materials,
        11.00%, 7/15/10 144A                              150,000      169,499
     Huntsman International, Inc.,
        9.875%, 3/1/09                                     50,000       55,000
     Huntsman LLC, 11.625%, 10/15/10                       50,000       52,500
     IMC Global, Inc., 11.25%, 6/1/11                      75,000       88,875
     Koppers, Inc.,
        9.875%, 10/15/13 144A                              75,000       82,500
     Kraton Polymers LLC,
       8.125%, 1/15/14 144A                               125,000      133,124
     Lyondell Chemical Co.,
        9.50%, 12/15/08                                    50,000       51,126
     NOVA Chemicals Ltd.,
        6.50%, 1/15/12 144A                                63,000       65,520
     Rockwood Specialties Group, Inc.,
        10.265%, 5/15/11                                  100,000      110,499
     Terra Capital Corp., 11.50%, 6/1/10                  100,000      109,000
--------------------------------------------------------------------------------
     TOTAL                                                             917,643
--------------------------------------------------------------------------------

     METALS/MINING (0.2%)
     CSN Islands VIII Corp.,
        9.75%, 12/16/13 144A                               50,000       49,000
     Ispat Inland ULC,
        9.75%, 4/1/14 144A                                 63,000       65,520
     Massey Energy Co.,
        6.625%, 11/15/10                                   75,000       76,313
     Texas Industries, Inc.,
        10.25%, 6/15/11                                    50,000       57,000
     UCAR Finance, Inc.,
        10.25%, 2/15/12                                    50,000       58,250
--------------------------------------------------------------------------------
     TOTAL                                                             306,083
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     PACKAGING/CONTAINERS (0.1%)
     Crown European Holdings SA,
        9.50%, 3/1/11                                      25,000       28,063
     Owens Brockway Glass Container,
        8.25%, 5/15/13                                     75,000       77,250
     Owens Brockway Glass Container,
        8.75%, 11/15/12                                    50,000       54,375
     Pliant Corp., 11.125%, 9/1/09                         40,000       41,800
--------------------------------------------------------------------------------
     TOTAL                                                             201,488
--------------------------------------------------------------------------------

     PAPER AND FOREST PRODUCTS (0.1%)
     Appleton Papers, Inc.,
        12.50%, 12/15/08                                   38,000       42,940
     Newark Group, Inc.,
        9.75%, 3/15/14 144A                                25,000       24,625
     Norske Skog Canada,
        7.375%, 3/1/14 144A                                65,000       66,950
     TOTAL                                                             134,515
--------------------------------------------------------------------------------
     TOTAL BASIC MATERIALS                                           1,559,729
--------------------------------------------------------------------------------

     BUILDERS/BUILDING MATERIALS (0.3%)
     BUILDING MATERIALS (0.1%)
     Integrated Electrical Services, Inc.,
        9.375%, 2/1/09                                     90,000       94,275
(e)  Nortek Holdings, Inc.,
        10.00%, 5/15/11 144A                               75,000       57,000
     US Concrete Inc.,
        8.375%, 4/1/14 144A                                64,000       65,280
--------------------------------------------------------------------------------
     TOTAL                                                             216,555
--------------------------------------------------------------------------------

     HOME BUILDERS (0.2%)
     Hovnanian Enterprises,
        6.375%, 12/15/14 144A                              60,000       60,450
     Technical Olympic USA, Inc.,
        7.50%, 3/15/11 144A                                75,000       74,906
     Technical Olympic USA, Inc.,
        9.00%, 7/1/10                                      50,000       54,375
     William Lyon Homes,
        7.50%, 2/15/14 144A                                75,000       78,000
--------------------------------------------------------------------------------
     TOTAL                                                             267,731
--------------------------------------------------------------------------------
     TOTAL BUILDERS/
     BUILDING MATERIALS                                                484,286
--------------------------------------------------------------------------------

     CAPITAL GOODS (0.4%)
     Amsted Industries, Inc.,
        10.25%, 10/15/11 144A                              75,000       84,750
     Bombardier Recreational,
        8.375%, 12/15/13 144A                             100,000      102,749
     Case New Holland, Inc.,
        9.25%, 8/1/11 144A                                 25,000       28,250

                             ASSET ALLOCATION FUND

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     CAPITAL GOODS (CONTINUED)
     Columbus McKinnon Corp.,
        10.00%, 8/1/10                                     50,000       54,000
     Communications & Power Ind.,
        8.00%, 2/1/12 144A                                 75,000       76,219
     General Cable Corp.,
        9.50%, 11/15/10 144A                               75,000       82,500
     JLG Industries, Inc., 8.25%, 5/1/08                   75,000       82,500
     Rexnord Corp., 10.125%, 12/15/12                      50,000       54,750
     Terex Corp., 7.375%, 1/15/14 144A                     75,000       80,438
     Trimas Corp., 9.875%, 6/15/12                         75,000       81,750
     Trinity Industries LE,
        6.50%, 3/15/14 144A                                63,000       63,000
--------------------------------------------------------------------------------
     TOTAL CAPITAL GOODS                                               790,906
--------------------------------------------------------------------------------

     CONSUMER PRODUCTS/RETAILING (0.8%)
     CONSUMER PRODUCTS (0.2%)
     American Achievement Corp.,
        8.25%, 4/1/12 144A                                 50,000       51,375
     Jafra Cosmetics, 10.75%, 5/15/11                     100,000      113,500
(e)  Jostens Holding Corp.,
        10.25%, 12/1/13                                    75,000       49,125
     Playtex Products, Inc.,
        8.00%, 3/1/11 144A                                 75,000       78,000
     Rayovac Corp., 8.50%, 10/1/13                         75,000       80,813
     Sealy Mattress Co.,
        8.25%, 6/15/14 144A                                45,000       45,000
--------------------------------------------------------------------------------
     TOTAL                                                             417,813
--------------------------------------------------------------------------------

     RETAIL FOOD AND DRUG (0.1%)
     Delhaize America, Inc.,
        9.00%, 4/15/31                                     75,000       89,531
     The Pantry, Inc., 7.75%, 2/15/14 144A                 75,000       75,188
--------------------------------------------------------------------------------
     TOTAL                                                             164,719
--------------------------------------------------------------------------------

     RETAIL STORES (0.2%)
     Cole National Group,
        8.875%, 5/15/12                                    75,000       86,250
     Couche-Tard US,
        7.50%, 12/15/13 144A                              125,000      133,750
     Jo-Ann Stores, Inc.,
        7.50%, 3/1/12 144A                                 50,000       50,875
     Toys "R" Us, 7.875%, 4/15/13                         125,000      131,250
--------------------------------------------------------------------------------
     TOTAL                                                             402,125
--------------------------------------------------------------------------------

     TEXTILE/APPAREL (0.3%)
     Oxford Industries, Inc.,
        8.875%, 6/1/11 144A                               150,000      161,250
     Perry Ellis International, Inc.,
        8.875%, 9/15/13                                    50,000       52,000
     Phillips Van Heusen Corp.,
        8.125%, 5/1/13                                     50,000       53,875

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     TEXTILE/APPAREL (CONTINUED)
     Phillips Van Heusen Corp.,
        7.25%, 2/15/11 144A                                75,000       77,625
     Tommy Hilfiger USA, Inc.,
        6.85%, 6/1/08                                      93,000       95,441
     Warnaco, Inc., 8.875%, 6/15/13                        50,000       53,875
--------------------------------------------------------------------------------
     TOTAL                                                             494,066
--------------------------------------------------------------------------------
     TOTAL CONSUMER
     PRODUCTS/RETAILING                                              1,478,723
--------------------------------------------------------------------------------

     ENERGY (0.5%)
     GAS PIPELINES/OIL FIELD SERVICES (0.1%)
     Hanover Equipment Trust 01 A,
        0.00%, 3/31/07                                     50,000       38,500
     Hanover Equipment Trust,
        8.75%, 9/1/11                                      50,000       54,000
     Parker Drilling Co.,
        9.625%, 10/1/13                                    75,000       82,313
--------------------------------------------------------------------------------
     TOTAL                                                             174,813
--------------------------------------------------------------------------------

     OIL AND GAS EXPLORATION/PRODUCTION (0.3%)
     Compton Pete Corp.,
        9.90%, 5/15/09                                     50,000       55,875
     Comstock Resources, Inc.,
        6.875%, 3/1/12                                     90,000       91,800
     EXCO Resources, Inc.,
        7.25%, 1/15/11 144A                                75,000       77,438
     Hilcorp Energy,
        10.50%, 9/1/10 144A                               100,000      111,000
     KCS Energy, Inc.,
        7.125%, 4/1/12 144A                                50,000       50,250
     Range Resources Corp.,
        7.375%, 7/15/13                                    50,000       52,000
     Tom Brown, Inc., 7.25%, 9/15/13                      100,000      109,000
--------------------------------------------------------------------------------
     TOTAL                                                             547,363
--------------------------------------------------------------------------------

     OIL REFINING AND MARKETING (0.1%)
     Citgo Petroleum Corp.,
        11.375%, 2/1/11                                   100,000      116,749
--------------------------------------------------------------------------------
     TOTAL ENERGY                                                      838,925
--------------------------------------------------------------------------------
     FINANCIALS (0.3%)
     BANKING/SAVINGS AND LOAN (0.0%)
     Western Financial Bank-FSB,
        9.625%, 5/15/12                                    50,000       57,000
--------------------------------------------------------------------------------

     FINANCIAL SERVICES (0.2%)
     AmeriCredit Corp.,
        9.875%, 4/15/06                                   100,000      102,500
     Dollar Financial Group,
        9.75%, 11/15/11                                    75,000       81,375

                                                                  March 31, 2004

                              --------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     FINANCIAL SERVICES (CONTINUED)
     IOS Capital LLC, 7.25%, 6/30/08                       62,000       67,735
     WMC Finance Co.,
        11.75%, 12/15/08 144A                             150,000      160,500
--------------------------------------------------------------------------------
     TOTAL                                                             412,110
--------------------------------------------------------------------------------

     INSURANCE (0.1%)
     Crum & Forster Holding Corp.,
        10.375%, 6/15/13 144A                              50,000       56,500
     Fairfax Financial Holdings,
        7.375%, 3/15/06                                    75,000       79,125
     TOTAL                                                             135,625
--------------------------------------------------------------------------------
     TOTAL FINANCIALS                                                  604,735
--------------------------------------------------------------------------------

     FOODS (0.5%)
     FOOD/BEVERAGE/TOBACCO (0.4%)
     Gold Kist, Inc.,
        10.25%, 3/15/14 144A                               60,000       60,600
     Land O Lakes, Inc.,
        9.00%, 12/15/10 144A                               75,000       75,750
     Merisant Co., 9.50%, 7/15/13 144A                     75,000       73,875
     North Atlantic Trading Co.,
        9.25%, 3/1/12 144A                                100,000      100,000
     Pinnacle Foods Holding,
        8.25%, 12/1/13 144A                                75,000       79,688
     RJ Reynolds Tobacco Holdings,
        7.25%, 6/1/12                                     100,000      101,250
     Standard Commercial Corp.,
        8.00%, 4/15/12 144A                                42,000       43,575
(e)  Tabletop Holdings,
        12.25%, 5/15/14 144A                              125,000       67,500
--------------------------------------------------------------------------------
     TOTAL                                                             602,238
--------------------------------------------------------------------------------

     RESTAURANTS (0.1%)
     Dominos, Inc., 8.25%, 7/1/11                          50,000       53,875
     Friendly Ice Cream Corp.,
        8.375%, 6/15/12 144A                               75,000       77,250
     O'Charleys, Inc.,
        9.00%, 11/1/13 144A                                75,000       78,375
--------------------------------------------------------------------------------
     TOTAL                                                             209,500
--------------------------------------------------------------------------------
     TOTAL FOODS                                                       811,738
--------------------------------------------------------------------------------

     GAMING/LEISURE/LODGING (0.7%)
     GAMING (0.5%)
     American Casino & Entertainment,
        7.85%, 2/1/12 144A                                 50,000       50,000
     Boyd Gaming Corp.,
        6.75%, 4/15/14 144A                                88,000       88,770
     Global Cash, 8.75%, 3/15/12 144A                      51,000       53,040
(d)  Hollywood Casino Shreveport,
        13.00%, 8/1/06                                     75,000       44,250

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     GAMING (CONTINUED)
     Inn of the Mountain Gods,
        12.00%, 11/15/10 144A                             100,000      108,250
     Jacobs Entertainment, Inc.,
        11.875%, 2/1/09                                    50,000       54,250
     MGM Mirage, Inc.,
        5.875%, 2/27/14 144A                              100,000       99,875
     Resort Intl. Hotel/Casino,
        11.50%, 3/15/09                                    75,000       82,875
     River Rock Entertainment,
        9.75%, 11/1/11 144A                                75,000       81,000
     Station Casinos,
        6.00%, 4/1/12 144A                                100,000      103,500
     Wheeling Island Gaming,
        10.125%, 12/15/09                                 100,000      108,000
--------------------------------------------------------------------------------
     TOTAL                                                             873,810
--------------------------------------------------------------------------------

     LEISURE (0.2%)
(e)  Cinemark, Inc.,
        9.75%, 3/15/14 144A                               120,000       74,400
     Intrawest Corp., 7.50%, 10/15/13                      50,000       51,625
     Royal Caribbean Cruises,
        6.875%, 12/1/13                                   100,000      105,250
     Six Flags, Inc., 8.875%, 2/1/10                      125,000      129,062
     Universal City Development Corp.,
        11.75%, 4/1/10                                     25,000       29,094
--------------------------------------------------------------------------------
     TOTAL                                                             389,431
--------------------------------------------------------------------------------

     LODGING (0.0%)
     Host Marriott LP, 7.125%, 11/1/13                     50,000       51,875
     Vail Resorts, Inc.,
        6.75%, 2/15/14 144A                                50,000       50,125
--------------------------------------------------------------------------------
     TOTAL                                                             102,000
--------------------------------------------------------------------------------
     TOTAL GAMING/
     LEISURE/LODGING                                                 1,365,241
--------------------------------------------------------------------------------

     HEALTHCARE/PHARMACEUTICALS (0.3%)
     Ameripath, Inc., 10.50%, 4/1/13                       50,000       51,000
     General Nutrition Center, 8.50%,
        12/1/10 144A                                       75,000       78,750
     Genesis HealthCare Corp.,
        8.00%, 10/15/13 144A                               50,000       53,250
     Quintiles Transnational,
        10.00%, 10/1/13 144A                               75,000       78,000
     Senior Housing Property Trust,
        7.875%, 4/15/15                                    75,000       81,000
     Universal Hospital Services,
        10.125%, 11/1/11 144A                              50,000       54,000
     Valeant Pharmaceuticals,
        7.00%, 12/15/11 144A                              125,000      129,063
     Ventas Realty Ltd. Partnership,
        9.00%, 5/1/12                                      50,000       57,750
--------------------------------------------------------------------------------
     TOTAL HEALTHCARE/
     PHARMACEUTICALS                                                   582,813
--------------------------------------------------------------------------------

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     MEDIA (0.5%)
     CABLE/SATELLITE (0.2%)
     Cablevision Systems Corp.,
        8.00%, 4/15/12 144A                               125,000      124,687
(e)  Charter Communication Holdings,
        13.50%, 1/15/11                                    45,000       32,175
     CSC Holdings, Inc.,
        6.75%, 4/15/12 144A                                38,000       38,475
     Echostar Corp.,
        6.375%, 10/1/11 144A                               75,000       79,688
     Insight Midwest, 9.75%, 10/1/09                       50,000       52,125
     MediaCom LLC, 9.50%, 1/15/13                          75,000       74,250
--------------------------------------------------------------------------------
     TOTAL                                                             401,400
--------------------------------------------------------------------------------

     PUBLISHING (0.3%)
     American Color Graphics, Inc.,
        10.00%, 6/15/10                                    50,000       44,000
     Dex Media West,
        9.875%, 8/15/13 144A                               75,000       83,249
     Houghton Mifflin Co.,
        9.875%, 2/1/13                                     25,000       25,813
     Primedia, Inc., 7.625%, 4/1/08                        75,000       75,188
     Reader's Digest Assn., Inc.,
        6.50%, 3/1/11 144A                                 60,000       61,800
     Vertis, Inc., 10.875%, 6/15/09                       100,000      100,749
     Von Hoffman Corp.,
        10.25%, 3/15/09                                    50,000       52,188
     Von Hoffman Corp.,
        10.25%, 3/15/09                                    25,000       26,094
--------------------------------------------------------------------------------
     TOTAL                                                             469,081
--------------------------------------------------------------------------------
     TOTAL MEDIA                                                       870,481
--------------------------------------------------------------------------------

     REAL ESTATE (0.1%)
     CB Richards Ellis Services, Inc.,
        11.25%, 6/15/11                                    25,000       28,250
     CBRE Escrow, Inc., 9.75%, 5/15/10                    100,000      112,250
     LNR Property Corp.,
        7.25%, 10/15/13 144A                               50,000       52,750
     Omega Healthcare Investors,
        7.00%, 4/1/14 144A                                 50,000       51,250
--------------------------------------------------------------------------------
     TOTAL REAL ESTATE                                                 244,500
--------------------------------------------------------------------------------

     SERVICES (0.3%)
     ENVIRONMENTAL SERVICES (0.1%)
     Allied Waste North America,
        5.75%, 2/15/11 144A                               125,000      120,938
     MSW Energy Holdings,
        8.50%, 9/1/10                                      50,000       54,750
--------------------------------------------------------------------------------
     TOTAL                                                             175,688
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     SERVICES - OTHER (0.2%)
     Buhrmann US, Inc., 12.25%, 11/1/09                    75,000       82,500
     Kindercare Learning Centers,
        9.50%, 2/15/09                                     58,000       58,918
     Mail-Well I Corp.,
        7.875%, 12/1/13 144A                               75,000       70,875
     N.A. United Rentals, Inc.,
        6.50%, 2/15/12 144A                                50,000       49,750
     Petro Stopping Center,
        9.00%, 2/15/12 144A                                75,000       77,250
--------------------------------------------------------------------------------
     TOTAL                                                             339,293
--------------------------------------------------------------------------------
     TOTAL SERVICES                                                    514,981
--------------------------------------------------------------------------------

     TECHNOLOGY (0.1%)
     Amkor Technologies, Inc.,
        7.125%, 3/15/11 144A                               50,000       50,000
     Lucent Technologies, 6.45%, 3/15/29                   96,000       81,120
--------------------------------------------------------------------------------
     TOTAL TECHNOLOGY                                                  131,120
--------------------------------------------------------------------------------

     TELECOMMUNICATIONS (0.5%)
     TELECOMMUNICATIONS - WIRELINE (0.2%)
     Cincinnati Bell, Inc.,
        8.375%, 1/15/14                                    75,000       73,500
     GCI, Inc., 7.25%, 2/15/14 144A                        65,000       63,700
(d)  MCI Communications Corp.,
        7.125%, 6/15/27                                    75,000       59,625
(d)  MCI Communications Corp.,
        7.75%, 3/23/25                                     25,000       19,875
     Qwest Capital Funding,
        7.75%, 8/15/06                                     40,000       40,200
     Qwest Communications Intl. -
        Series B, 7.50%, 11/1/08                           25,000       24,250
     Qwest Communications,
        7.25%, 2/15/11 144A                                75,000       71,438
--------------------------------------------------------------------------------
     TOTAL                                                             352,588
--------------------------------------------------------------------------------
     TELECOMMUNICATIONS - WIRELESS (0.3%)
     ACC Escrow Corp., 10.00%, 8/1/11                      50,000       48,000
     Alamosa Delaware, Inc.,
        8.50%, 1/31/12 144A                               100,000       95,000
     Centennial Communications,
        8.125%, 2/1/14 144A                                75,000       69,188
     Nextel Communications,
        5.95%, 3/15/14                                     50,000       49,625
     Nextel Communications,
        7.375%, 8/1/15                                     50,000       54,125
     Nextel Partners, Inc.,
        12.50%, 11/15/09                                   51,000       59,925
     Rogers Wireless, Inc.,
        6.375%, 3/1/14 144A                               125,000      127,030
     Triton PCS, 8.75%, 11/15/11                           50,000       47,250
--------------------------------------------------------------------------------
     TOTAL                                                             550,143
--------------------------------------------------------------------------------
     TOTAL TELECOMMUNICATIONS                                          902,731
--------------------------------------------------------------------------------

                                                                  March 31, 2004

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     TRANSPORTATION (0.3%)
     AIRLINES (0.1%)
     Continental Airlines, Inc.,
        7.875%,  7/2/18                                   150,000      149,390
--------------------------------------------------------------------------------

     TRANSPORTATION - RAIL AND OTHER (0.2%)
(d)  American Commercial LLC,
        11.25%, 1/1/08                                     44,690       12,513
     Laidlaw International, Inc.,
        10.75%, 6/15/11 144A                               75,000       84,000
     Omi Corp., 7.625%, 12/1/13                            75,000       77,813
     Railamerica Transportation Corp.,
        12.875%, 8/15/10                                   50,000       58,313
     Ship Finance Intl., Ltd.,
        8.50%, 12/15/13 144A                              100,000       98,000
     Stena AB, 9.625%, 12/1/12                             50,000       56,750
     TFM SA DE C V, 12.50%, 6/15/12                        50,000       56,000
--------------------------------------------------------------------------------
     TOTAL                                                             443,389
--------------------------------------------------------------------------------
     TOTAL TRANSPORTATION                                              592,779
--------------------------------------------------------------------------------

     UTILITIES (0.3%)
     Aes Corp., 8.75%, 5/15/13 144A                        25,000       27,500
     Aes Corp., 9.00%, 5/15/15 144A                       100,000      110,375
     Calpine Corp., 8.50%, 7/15/10 144A                    55,000       50,600
     CMS Energy Corp.,
        7.75%, 8/1/10 144A                                 50,000       51,875
     Nevada Power Co., 8.25%, 6/1/11                       50,000       54,875
     NRG Energy, Inc.,
        8.00%, 12/15/13 144A                               50,000       51,625
     Reliant Resources, Inc.,
        9.50%, 7/15/13                                     75,000       82,688
     Sierra Pacific Resources,
        8.625%, 3/15/14 144A                              100,000      101,500
--------------------------------------------------------------------------------
     TOTAL UTILITIES                                                   531,038
--------------------------------------------------------------------------------
     TOTAL BELOW INVESTMENT GRADE BONDS
       (COST $12,252,243)                                           12,851,206
--------------------------------------------------------------------------------

     MONEY MARKET INVESTMENTS (9.6%)
     AUTOMOTIVE SERVICES (1.7%)
(b)  Daimler Chrysler, 1.02%, 4/14/04                   3,000,000    2,998,895
--------------------------------------------------------------------------------

     FEDERAL GOVERNMENT AND AGENCIES (0.5%)
(b)  Federal Home Loan Bank,
        1.07%, 7/16/04                                    900,000      897,318
--------------------------------------------------------------------------------

     FINANCE LESSORS (1.7%)
(b)  Preferred Rec. Funding,
        1.02%, 4/7/04                                   3,000,000    2,999,490
--------------------------------------------------------------------------------

     NONCLASSIFIABLE ESTABLISHMENTS (3.3%)
(b)  Sheffield Receivables,
        1.03%, 4/28/04                                  3,000,000    2,997,683
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     NONCLASSIFIABLE ESTABLISHMENTS (CONTINUED)
(b)  Thunder Bay Funding, Inc.,
        1.02%, 4/26/04                                  3,000,000    2,997,874
--------------------------------------------------------------------------------
     TOTAL                                                           5,995,557
--------------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (1.6%)
(b)  New Center Asset Trust,
        1.00%, 4/29/04                                  3,000,000    2,997,667
--------------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (0.8%)
(b)  UBS Finance Delaware LLC,
        1.06%, 4/1/04                                   1,400,000    1,400,000
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
       (COST $17,288,774)                              17,288,927
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS (100.2%)
       (COST $160,650,805)(a)                         180,719,018
--------------------------------------------------------------------------------
     OTHER ASSETS,
       LESS LIABILITIES (-0.2%)                         (435,751)
--------------------------------------------------------------------------------
     TOTAL NET ASSETS (100.0%)                        180,283,267
================================================================================

*    Non-Income Producing

     ADR - American Depositary Receipt

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

     IO - Interest Only Security

(a) At March 31, 2004 the aggregate cost of securities for federal tax purposes was $161,128,133 and the net unrealized appreciation of investments based on that cost was $19,590,885 which is comprised of $21,137,372 aggregate gross unrealized appreciation and $1,546,487 aggregate gross unrealized depreciation.

(b) All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below:

                                                                    Unrealized
                                        Number of     Expiration   Appreciation
     Issuer                             Contracts        Date     (Depreciation)
--------------------------------------------------------------------------------
     S&P 500/R Index Futures
        (Total notional value at
        3/31/04, $11,562,225)               41           6/04         $(32,000)
     US Long Bond (CBT)
        Commodity Futures
        (Total notional value at
        3/31/04, $2,903,063)                26           6/04          $62,563

(c)  PIK - Payment In Kind

(d)  Defaulted Security

(e) Step bond security that presently receives no coupon payments. At the predetermined date, the stated coupon rate becomes effective.

     RB = Revenue Bond

     The Accompanying Notes are an Integral Part of the Financial Statements.

                              --------------------
                              HIGH YIELD BOND FUND
                              --------------------

  HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
 OBJECTIVE: To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

 PORTFOLIO: Diversified mix of below investment grade fixed income securities, commonly known as "junk bonds."

 STRATEGY: To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

 NET ASSETS:  $146.8 million
--------------------------------------------------------------------------------

The High Yield Bond Fund seeks high current income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in debt securities that are rated below investment grade by at least one major rating agency. The Fund's portfolio consists primarily of below investment grade debt securities. The Fund's strategy is to identify and invest in attractive investment opportunities through rigorous industry and credit analysis. The primary investment strategy of the Fund is to invest in industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market. In selecting securities, the Fund's manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the manager's evaluation of credit and market risk in relationship to the expected rate of return.

For the fiscal year ended March 31, 2004, the High Yield Bond Fund returned 22.79% (Class A shares before sales charges), outperforming the Lehman Brothers High Yield Intermediate Market Index return of 21.69%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Fund's peer group, High Current Yield Funds, was 19.71% for the twelve months ended March 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. (Lipper's indices are equally weighted, unmanaged indices composed of the largest mutual funds within their respective investment objective class.) Fund performance largely reflected a somewhat aggressive quality mix, with an overweight in the middle quality sector, and was a result of a combination of industry sector selection and individual securities selection. Since inception (March 31, 1997), the Fund has outperformed its benchmark, with an average annual return of 5.66%, compared to an average annual return of 5.33% for the Lehman Brothers High Yield Intermediate Market Index.

During the twelve months ended March 31, 2004, the U.S. economy began to emerge from a recession, and we saw noticeable changes that had significant effects on both the stock and bond markets. These changes included the start of combat operations in Iraq, strong consumer spending, the Federal Reserve Board's interest rate cuts, the decline of the U.S. dollar, sinking mortgage rates, and the growth of the economy. During this period, we experienced strong returns on high yield bonds, as we witnessed a strengthening economy, positive earnings and cash flow of the leveraged companies that issued high yield bonds, and strong investor interest in the high yield asset class because of low yields on other bonds in an environment of very low interest rates. High yield credit spreads tightened dramatically during 2003, driving prices of high yield bonds steadily upward. In addition, risk aversion in the U.S. credit markets continued to reverse during the twelve months ended March 31, 2004, and CCC-rated issuers significantly outperformed BB-rated securities, as investors continued to reach for yield. Companies also took advantage of the low interest rate environment to refinance their debt and reduce their borrowing costs. This, together with Treasury yields that hit all-time lows in 2003, helped corporate bonds rally, as investors sought better returns and greater upside beyond the Treasury market.

The Fund's performance benefited from a somewhat aggressive quality mix, with the middle quality sector of the market overweighted. A small exposure to the lower-tier quality sector was also beneficial. In particular, the Fund retained some holdings that had fallen to low prices in 2002, in the belief that they would recover, and they were among the top performing issues over the last year.

The Fund's strong performance also was a result of a combination of industry sector selection and individual securities selection. Industry sectors and groupings that performed well for the Fund during the twelve months ended March 31, 2004 included Utilities-electric power companies, Financials-financial services companies, Media-Cable/Satellite, and Telecommunications, which were all sectors that had been beaten down in the volatile and illiquid high yield market of the prior year. Individual credit selections that performed particularly well during the twelve months ended March 31, 2004, include Calpine Corp. (an electric power company), AmeriCredit Corp. (a finance company), Resort Intl. Hotel/Casino, and UCAR Finance, Inc. (a metals/mining company). There were a number of individual credit selections that performed well during the twelve months ended March 31, 2004, and were sold during the year, including Orion Power (an electric power company), U.S. Unwired (a telecommunications company), Alamosa (a telecommunications company), and Metris (a finance company).

                                                                  March 31, 2004

                              --------------------
                              HIGH YIELD BOND FUND
                              --------------------

The twelve months ended March 31, 2004 produced unusually high returns for high yield bonds, which should not be anticipated for future periods. As the economic recovery matures, interest rates may rise at some point, and in rising interest rate environments, high yield bonds typically outperform investment grade bonds. We believe that high yield bond credit spreads, which tightened dramatically in 2003, are fully valued, but they could improve modestly in 2004 with an expanding economy. Our main focus will continue to be on individual credit selection, along with attention paid to industry sector exposure. As we enter the next fiscal year, we believe it will be necessary to balance credit risk and interest rate risk, and we will be taking steps to adjust the quality, industry and issue selections to be defensive relating to both of these risks. We also will be initially positioning the Fund's portfolio in the middle quality tier, with a bias toward shorter duration issues. We will continue to look for opportunities to achieve the Fund's primary investment strategy-investing in industries and individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market.

SECTOR ALLOCATION 3/31/04

Other                                                                      31%
Basic Materials                                                            11%
Consumer Products/Retailing                                                10%
Gaming/Leisure/Lodging                                                     10%
Telecommunications                                                          8%
Media                                                                       7%
Capital Goods                                                               6%
Energy                                                                      6%
Foods                                                                       6%
Short-term Investments and Other Assets, net                                5%

Sector Allocation is based on net assets.
Sector Allocation is subject to change.

                              --------------------
                              HIGH YIELD BOND FUND
                              --------------------

PERFORMANCE RELATIVE TO RELEVANT INDEX

                                          High Yield       Lehman
                                           Bond Fund       Brothers
             High Yield     High Yield      Class B       High Yield
             Bond Fund      Bond Fund      Redemption    Intermediate
              Class A        Class B         Value       Market Index
----------------------------------------------------------------------
3/31/97         9,524         10,000                        10,000
9/30/97        11,082         11,595                        10,886
3/31/98        11,710         12,209                        11,447
9/30/98        10,573         10,987                        10,992
3/31/99        10,788         11,161                        11,448
9/30/99        10,867         11,205                        11,341
3/31/00        10,801         11,101                        11,251
9/30/00        11,071         11,340                        11,428
3/31/01        11,279         11,531                        11,438
9/30/01        10,611         10,796                        10,584
3/31/02        11,270         11,433                        11,367
9/30/02        10,105         10,230                        10,360
3/31/03        11,403         11,489                        11,822
9/30/03        12,838         12,913                        13,325
3/31/04        14,002         14,038         14,038         14,386


Past performance is not guaranteed, nor predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For the most recent month-end performance information, visit masonstreetfunds.com.

Time period 3/31/97 through 3/31/04.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

TOTAL RETURN
                                            ONE           FIVE          SINCE
FOR THE PERIODS ENDED MARCH 31, 2004       YEAR           YEAR*       INCEPTION*
--------------------------------------------------------------------------------
High Yield Bond Fund
(Class A - without initial sales charge)   22.79%          5.35%        5.66%
--------------------------------------------------------------------------------
Lehman Brothers High Yield
Intermediate Market Index                  21.69%          4.68%        5.33%
--------------------------------------------------------------------------------

Fund inception date is 3/31/97.
*Returns are annualized.

The total return performance for the High Yield Bond Fund is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers Index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Fund. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate non-investment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the Index excludes pay-in kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The Index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

                                                                  March 31, 2004

                              --------------------
                              HIGH YIELD BOND FUND
                              --------------------

 HIGH YIELD BOND FUND

     SCHEDULE OF INVESTMENTS 3/31/04
                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     BONDS (94.0%)
     AEROSPACE/DEFENSE (0.5%)
     L-3 Communications Corp.,
        6.125%, 1/15/14 144A                              675,000      693,563
--------------------------------------------------------------------------------

     AUTOS/VEHICLE PARTS (3.6%)
     Collins & Aikman Products,
        10.75%, 12/31/11                                1,075,000    1,104,563
     Ford Motor Credit Co.,
        7.00%, 10/1/13                                  1,375,000    1,450,986
     HLI Operating Co.,
        10.50%, 6/15/10                                   438,000      498,225
     Metaldyne Corp.,
        10.00%, 11/1/13 144A                            1,100,000    1,089,000
     Visteon Corp., 7.00%, 3/10/14                      1,100,000    1,092,947
--------------------------------------------------------------------------------
     TOTAL AUTOS/VEHICLE PARTS                                       5,235,721
--------------------------------------------------------------------------------
     BASIC MATERIALS (11.5%)
     CHEMICALS (6.1%)
     Huntsman Adv. Materials,
        11.00%, 7/15/10 144A                            1,375,000    1,553,749
     Huntsman International, Inc.,
        9.875%, 3/1/09                                    675,000      742,500
     Huntsman LLC,
        11.625%, 10/15/10                                 550,000      577,500
     IMC Global, Inc., 11.25%, 6/1/11                     800,000      948,000
     Koppers, Inc.,
        9.875%, 10/15/13 144A                             825,000      907,500
     Kraton Polymers LLC,
        8.125%, 1/15/14 144A                              950,000    1,011,750
     Lyondell Chemical Co.,
        9.50%, 12/15/08                                   150,000      153,375
     Lyondell Chemical Co.,
        9.50%, 12/15/08                                   150,000      153,375
     NOVA Chemicals Ltd.,
        6.50%, 1/15/12 144A                               687,000      714,480
     Rockwood Specialties Group, Inc.,
        10.265%, 5/15/11                                1,250,000    1,381,250
     Terra Capital Corp.,
        11.50%, 6/1/10                                    750,000      817,500
--------------------------------------------------------------------------------
     TOTAL                                                           8,960,979
--------------------------------------------------------------------------------

     METALS/MINING (2.3%)
     CSN Islands VIII Corp.,
        9.75%, 12/16/13 144A                              550,000      539,000
     Ispat Inland ULC,
        9.75%, 4/1/14 144A                                687,000      714,480
     Massey Energy Co.,
        6.625%, 11/15/10                                  825,000      839,438

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     METALS/MINING (CONTINUED)
     Texas Industries, Inc.,
        10.25%, 6/15/11                                   525,000      598,500
     UCAR Finance, Inc.,
        10.25%, 2/15/12                                   600,000      699,000
--------------------------------------------------------------------------------
     TOTAL                                                           3,390,418
--------------------------------------------------------------------------------

     PACKAGING/CONTAINERS (1.8%)
     Crown European Holdings SA,
        9.50%, 3/1/11                                     750,000      841,875
     Owens Brockway Glass Container,
        8.25%, 5/15/13                                    525,000      540,750
     Owens Brockway Glass Container,
        8.75%, 11/15/12                                   600,000      652,500
     Pliant Corp., 11.125%, 9/1/09                        540,000      564,300
--------------------------------------------------------------------------------
     TOTAL                                                           2,599,425
--------------------------------------------------------------------------------

     PAPER AND FOREST PRODUCTS (1.3%)
     Appleton Papers, Inc.,
        12.50%, 12/15/08                                  846,000      955,980
     Newark Group, Inc.,
        9.75%, 3/15/14 144A                               275,000      270,875
     Norske Skog Canada,
        7.375%, 3/1/14 144A                               695,000      715,850
--------------------------------------------------------------------------------
     TOTAL                                                           1,942,705
--------------------------------------------------------------------------------
     TOTAL BASIC MATERIALS                                          16,893,527
--------------------------------------------------------------------------------

     BUILDERS/BUILDING MATERIALS (3.0%)
     BUILDING MATERIALS (1.2%)
     Integrated Electrical Services, Inc.,
        9.375%, 2/1/09                                    475,000      497,563
(e)  Nortek Holdings, Inc.,
        10.00%, 5/15/11 144A                              700,000      532,000
     US Concrete, Inc.,
        8.375%, 4/1/14 144A                               687,000      700,740
--------------------------------------------------------------------------------
     TOTAL                                                           1,730,303
--------------------------------------------------------------------------------

     HOME BUILDERS (1.8%)
     Hovnanian Enterprises,
        6.375%, 12/15/14 144A                             690,000      695,175
     Technical Olympic USA, Inc.,
        9.00%, 7/1/10                                     300,000      326,250
     Technical Olympic USA, Inc.,
        7.50%, 3/15/11 144A                               825,000      823,969
     William Lyon Homes,
        7.50%, 2/15/14 144A                               825,000      857,999
--------------------------------------------------------------------------------
     TOTAL                                                           2,703,393
--------------------------------------------------------------------------------
     TOTAL BUILDERS/
       BUILDING MATERIALS                                            4,433,696
--------------------------------------------------------------------------------

                              --------------------
                              HIGH YIELD BOND FUND
                              --------------------


                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     CAPITAL GOODS (5.8%)
     Amsted Industries, Inc.,
        10.25%, 10/15/11 144A                             925,000    1,045,250
     Bombardier Recreational,
        8.375%, 12/15/13 144A                             925,000      950,438
     Case New Holland, Inc.,
        9.25%, 8/1/11 144A                                550,000      621,500
     Columbus McKinnon Corp.,
        10.00%, 8/1/10                                    675,000      729,000
     Communications & Power Ind.,
        8.00%, 2/1/12 144A                                825,000      838,406
     General Cable Corp.,
        9.50%, 11/15/10 144A                              975,000    1,072,499
     JLG Industries, Inc., 8.25%, 5/1/08                  375,000      412,500
     Rexnord Corp., 10.125%, 12/15/12                     300,000      328,500
     Terex Corp., 7.375%, 1/15/14 144A                    825,000      884,813
     Trimas Corp., 9.875%, 6/15/12                        825,000      899,250
     Trinity Industries LE,
        6.50%, 3/15/14 144A                               687,000      687,000
--------------------------------------------------------------------------------
     TOTAL CAPITAL GOODS                                             8,469,156
--------------------------------------------------------------------------------
     CONSUMER PRODUCTS/RETAILING (9.6%)
     CONSUMER PRODUCTS (2.8%)
     American Achievement Corp.,
        8.25%, 4/1/12 144A                                550,000      565,125
     Jafra Cosmetics, 10.75%, 5/15/11                     800,000      907,999
(e)  Jostens Holding Corp.,
        10.25%, 12/1/13                                   675,000      442,125
     Playtex Products, Inc.,
        8.00%, 3/1/11 144A                                825,000      858,000
     Rayovac Corp., 8.50%, 10/1/13                        825,000      888,938
     Sealy Mattress Co.,
        8.25%, 6/15/14 144A                               485,000      485,000
--------------------------------------------------------------------------------
     TOTAL                                                           4,147,187
--------------------------------------------------------------------------------

     RETAIL FOOD AND DRUG (1.1%)
     Delhaize America, Inc.,
        9.00%, 4/15/31                                    700,000      835,625
     The Pantry, Inc.,
        7.75%, 2/15/14 144A                               825,000      827,063
--------------------------------------------------------------------------------
     TOTAL                                                           1,662,688
--------------------------------------------------------------------------------

     RETAIL STORES (2.8%)
     Cole National Group,
        8.875%, 5/15/12                                   725,000      833,750
     Couche-Tard US,
        7.50%, 12/15/13 144A                            1,100,000    1,176,999
     Jo-Ann Stores, Inc.,
        7.50%, 3/1/12 144A                                700,000      712,250
     Toys "R" Us, 7.875%, 4/15/13                       1,375,000    1,443,749
--------------------------------------------------------------------------------
     TOTAL                                                           4,166,748
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     TEXTILE/APPAREL (2.9%)
     Oxford Industries, Inc.,
        8.875%, 6/1/11 144A                               775,000      833,125
     Perry Ellis International, Inc.,
        8.875%, 9/15/13                                   550,000      572,000
     Phillips Van Heusen Corp.,
        7.25%, 2/15/11 144A                               825,000      853,875
     Phillips Van Heusen Corp.,
        8.125%, 5/1/13                                    550,000      592,625
     Tommy Hilfiger USA, Inc.,
        6.85%, 6/1/08                                     742,000      761,478
     Warnaco, Inc., 8.875%, 6/15/13                       525,000      565,688
--------------------------------------------------------------------------------
     TOTAL                                                           4,178,791
--------------------------------------------------------------------------------
     TOTAL CONSUMER
     PRODUCTS/RETAILING                                             14,155,414
--------------------------------------------------------------------------------

     ENERGY (6.3%)
     GAS PIPELINES/OIL FIELD SERVICES (1.5%)
     Hanover Equipment Trust 01 A,
        0.00%, 3/31/07                                    550,000      423,500
     Hanover Equipment Trust,
        8.75%, 9/1/11                                     800,000      864,000
     Parker Drilling Co.,
        9.625%, 10/1/13                                   825,000      905,438
--------------------------------------------------------------------------------
     TOTAL                                                           2,192,938
--------------------------------------------------------------------------------

     OIL AND GAS EXPLORATION/PRODUCTION (4.1%)
     Compton Pete Corp.,
        9.90%, 5/15/09                                    800,000      894,000
     Comstock Resources, Inc.,
        6.875%, 3/1/12                                    960,000      979,200
     EXCO Resources, Inc.,
        7.25%, 1/15/11 144A                               825,000      851,813
     Hilcorp Energy,
        10.50%, 9/1/10 144A                             1,250,000    1,387,499
     KCS Energy, Inc.,
        7.125%, 4/1/12 144A                               550,000      552,750
     Range Resources Corp.
        7.375%, 7/15/13                                   550,000      572,000
     Tom Brown, Inc., 7.25%, 9/15/13                      850,000      926,500
--------------------------------------------------------------------------------
     TOTAL                                                           6,163,762
--------------------------------------------------------------------------------

     OIL REFINING AND MARKETING (0.7%)
     Citgo Petroleum Corp.,
        11.375%, 2/1/11                                   825,000      963,188
--------------------------------------------------------------------------------
     TOTAL ENERGY                                                    9,319,888
--------------------------------------------------------------------------------

                                                                  March 31, 2004
                              --------------------
                              HIGH YIELD BOND FUND
                              --------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     FINANCIALS (4.4%)
     BANKING/SAVINGS AND LOAN (0.4%)
     Western Financial Bank-FSB,
        9.625%, 5/15/12                                   525,000      598,500
--------------------------------------------------------------------------------

     FINANCIAL SERVICES (2.9%)
     AmeriCredit Corp.,
        9.875%, 4/15/06                                 1,000,000    1,025,000
     Dollar Financial Group,
        9.75%, 11/15/11                                   825,000      895,125
     IOS Capital LLC, 7.25%, 6/30/08                      845,000      923,163
     WMC Finance Co.,
        11.75%, 12/15/08 144A                           1,250,000    1,337,500
--------------------------------------------------------------------------------
     TOTAL                                                           4,180,788
--------------------------------------------------------------------------------

     INSURANCE (1.1%)
     Crum & Forster Holding Corp.,
        10.375%, 6/15/13 144A                             675,000      762,750
     Fairfax Financial Holdings,
        7.375%, 3/15/06                                   825,000      870,375
--------------------------------------------------------------------------------
     TOTAL                                                           1,633,125
--------------------------------------------------------------------------------
     TOTAL FINANCIALS                                                6,412,413
--------------------------------------------------------------------------------

     FOODS (6.3%)
     FOOD/BEVERAGE/TOBACCO (4.7%)
     Gold Kist, Inc.,
        10.25%, 3/15/14 144A                              700,000      707,000
     Land O Lakes, Inc.,
        9.00%, 12/15/10 144A                              850,000      858,500
     Merisant Co.,
        9.50%, 7/15/13 144A                               825,000      812,625
     North Atlantic Trading Co.,
        9.25%, 3/1/12 144A                              1,100,000    1,100,000
     Pinnacle Foods Holding,
        8.25%, 12/1/13 144A                               950,000    1,009,375
     RJ Reynolds Tobacco Holdings,
        7.25%, 6/1/12                                   1,100,000    1,113,750
     Standard Commercial Corp.,
        8.00%, 4/15/12 144A                               458,000      475,175
(e)  Tabletop Holdings,
        12.25%, 5/15/14 144A                            1,375,000      742,500
--------------------------------------------------------------------------------
     TOTAL                                                           6,818,925
--------------------------------------------------------------------------------

     RESTAURANTS (1.6%)
     Dominos, Inc., 8.25%, 7/1/11                         535,000      576,463
     Friendly Ice Cream Corp.,
        8.375%, 6/15/12 144A                              900,000      927,000
     O'Charleys, Inc.,
        9.00%, 11/1/13 144A                               825,000      862,125
--------------------------------------------------------------------------------
     TOTAL                                                           2,365,588
--------------------------------------------------------------------------------
     TOTAL FOODS                                                     9,184,513
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     GAMING/LEISURE/LODGING (9.8%)
     GAMING (6.2%)
     American Casino & Entertainment,
        7.85%, 2/1/12 144A                                700,000      700,000
     Boyd Gaming Corp.,
        6.75%, 4/15/14 144A                               962,000      970,418
     Global Cash, 8.75%, 3/15/12 144A                     559,000      581,360
(d)  Hollywood Casino Shreveport,
        13.00%, 8/1/06                                    300,000      177,000
     Inn of the Mountain Gods,
        12.00%, 11/15/10 144A                           1,100,000    1,190,749
     Jacobs Entertainment, Inc.,
        11.875%, 2/1/09                                   500,000      542,500
     MGM Mirage, Inc.,
        5.875%, 2/27/14 144A                            1,100,000    1,098,625
     Resort Intl. Hotel/Casino,
        11.50%, 3/15/09                                   850,000      939,250
     River Rock Entertainment,
        9.75%, 11/1/11 144A                               825,000      891,000
     Station Casinos, 6.00%,
        4/1/12 144A                                     1,100,000    1,138,500
     Wheeling Island Gaming,
        10.125%, 12/15/09                                 850,000      918,000
--------------------------------------------------------------------------------
     TOTAL                                                           9,147,402
--------------------------------------------------------------------------------

     LEISURE (2.8%)
(e)  Cinemark, Inc., 9.75%,
        3/15/14 144A                                    1,320,000      818,400
     Intrawest Corp., 7.50%, 10/15/13                     600,000      619,500
     Royal Caribbean Cruises,
        6.875%, 12/1/13                                 1,100,000    1,157,749
     Six Flags, Inc., 8.875%, 2/1/10                      750,000      774,375
     Universal City Development Corp.,
        11.75%, 4/1/10                                    650,000      756,438
--------------------------------------------------------------------------------
     TOTAL                                                           4,126,462
--------------------------------------------------------------------------------

     LODGING (0.8%)
     Host Marriott LP, 7.125%, 11/1/13                    550,000      570,625
     Vail Resorts, Inc.,
        6.75%, 2/15/14 144A                               550,000      551,375
--------------------------------------------------------------------------------
     TOTAL                                                           1,122,000
--------------------------------------------------------------------------------
     TOTAL GAMING/
     LEISURE/LODGING                                                14,395,864
--------------------------------------------------------------------------------

     HEALTHCARE/PHARMACEUTICALS (4.3%)
     Ameripath, Inc., 10.50%, 4/1/13                      525,000      535,500
     General Nutrition Center,
        8.50%, 12/1/10 144A                               550,000      577,500
     Genesis HealthCare Corp.,
        8.00%, 10/15/13 144A                              550,000      585,750
     Quintiles Transnational,
        10.00%, 10/1/13 144A                              800,000      832,000

                              --------------------
                              HIGH YIELD BOND FUND
                              --------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     HEALTHCARE/PHARMACEUTICALS (CONTINUED)
     Senior Housing Property Trust,
        7.875%, 4/15/15                                   600,000      648,000
     Service Group International,
        7.70%, 4/15/09                                    500,000      536,250
     Universal Hospital Services,
        10.125%, 11/1/11 144A                             550,000      594,000
     Valeant Pharmaceuticals,
        7.00%, 12/15/11 144A                            1,000,000    1,032,500
     Ventas Realty Ltd. Partnership,
        9.00%, 5/1/12                                     800,000      924,000
--------------------------------------------------------------------------------
     TOTAL HEALTHCARE/
     PHARMACEUTICALS                                                 6,265,500
--------------------------------------------------------------------------------

     MEDIA (7.1%)
     CABLE/SATELLITE (3.5%)
     Cablevision Systems Corp.,
        8.00%, 4/15/12 144A                             1,375,000    1,371,562
(e)  Charter Communication Holdings,
        13.50%, 1/15/11                                   480,000      343,200
     CSC Holdings, Inc.,
        6.75%, 4/15/12 144A                               410,000      415,125
     Echostar Corp.,
        6.375%, 10/1/11 144A                              900,000      956,250
     Insight Midwest, 9.75%, 10/1/09                      975,000    1,016,438
     MediaCom LLC, 9.50%, 1/15/13                       1,075,000    1,064,250
--------------------------------------------------------------------------------
     TOTAL                                                           5,166,825
--------------------------------------------------------------------------------

     PUBLISHING (3.6%)
     American Color Graphics, Inc.,
        10.00%, 6/15/10                                   550,000      484,000
     Dex Media West,
        9.875%, 8/15/13 144A                              825,000      915,750
     Houghton Mifflin Co.,
        9.875%, 2/1/13                                    300,000      309,750
     Primedia, Inc., 7.625%, 4/1/08                       825,000      827,063
     Reader's Digest Assn., Inc.,
        6.50%, 3/1/11 144A                                690,000      710,700
     Vertis, Inc., 10.875%, 6/15/09                       950,000      957,125
     Von Hoffman Corp.,
        10.25%, 3/15/09                                   800,000      835,000
     Von Hoffman Corp.,
        10.25%, 3/15/09                                   275,000      287,031
--------------------------------------------------------------------------------
     TOTAL                                                           5,326,419
--------------------------------------------------------------------------------
     TOTAL MEDIA                                                    10,493,244
--------------------------------------------------------------------------------

     REAL ESTATE (1.3%)
     CB Richards Ellis Services, Inc.,
        11.25%, 6/15/11                                   250,000      282,500
     CBRE Escrow, Inc., 9.75%, 5/15/10                    700,000      785,750

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     REAL ESTATE (CONTINUED)
     LNR Property Corp.,
        7.25%, 10/15/13 144A                              300,000      316,500
     Omega Healthcare Investors,
        7.00%, 4/1/14 144A                                550,000      563,750
--------------------------------------------------------------------------------
     TOTAL REAL ESTATE                                               1,948,500
--------------------------------------------------------------------------------

     SERVICES (3.6%)
     ENVIRONMENTAL SERVICES (1.4%)
     Allied Waste North America,
        5.75%, 2/15/11 144A                             1,375,000    1,330,313
     MSW Energy Holdings,
        8.50%, 9/1/10                                     675,000      739,125
--------------------------------------------------------------------------------
     TOTAL                                                           2,069,438
--------------------------------------------------------------------------------

     SERVICES - OTHER (2.2%)
     Buhrmann US, Inc.,
        12.25%, 11/1/09                                   275,000      302,500
     Kindercare Learning Centers,
        9.50%, 2/15/09                                    709,000      720,223
     Mail-Well I Corp.,
        7.875%, 12/1/13 144A                              825,000      779,625
     N.A. United Rentals, Inc.,
        6.50%, 2/15/12 144A                               550,000      547,250
     Petro Stopping Center,
        9.00%, 2/15/12 144A                               825,000      849,750
--------------------------------------------------------------------------------
     TOTAL                                                           3,199,348
--------------------------------------------------------------------------------

     TOTAL SERVICES                                                  5,268,786
     TECHNOLOGY (1.0%)
     Amkor Technologies, Inc.,
        7.125%, 3/15/11 144A                              550,000      550,000
     Lucent Technologies,
        6.45%, 3/15/29                                  1,020,000      861,900
--------------------------------------------------------------------------------
     TOTAL TECHNOLOGY                                                1,411,900
--------------------------------------------------------------------------------

     TELECOMMUNICATIONS (7.7%)
     TELECOMMUNICATIONS - WIRELESS (4.6%)
     ACC Escrow Corp.,
        10.00%, 8/1/11                                    850,000      816,000
     Alamosa Delaware, Inc.,
        8.50%, 1/31/12 144A                             1,100,000    1,044,999
     Centennial Communications,
        8.125%, 2/1/14 144A                               825,000      761,063
     Nextel Communications,
        5.95%, 3/15/14                                    550,000      545,875
     Nextel Communications,
        7.375%, 8/1/15                                    650,000      703,625
     Nextel Partners, Inc.,
        12.50%, 11/15/09                                  548,000      643,900
     Nextel Partners, Inc.,
        11.00%, 3/15/10                                   150,000      166,500

                                                                  March 31, 2004

                              --------------------
                              HIGH YIELD BOND FUND
                              --------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     TELECOMMUNICATIONS - WIRELESS (CONTINUED)
     Rogers Wireless, Inc.,
        6.375%, 3/1/14 144A                             1,375,000    1,397,343
     Triton PCS, 8.75%, 11/15/11                          675,000      637,875
--------------------------------------------------------------------------------
     TOTAL                                                           6,717,180
--------------------------------------------------------------------------------

     TELECOMMUNICATIONS - WIRELINE (3.1%)
     Cincinnati Bell, Inc.,
        8.375%, 1/15/14                                   750,000      735,000
     GCI, Inc., 7.25%, 2/15/14 144A                       690,000      676,200
(d)  MCI Communications Corp.,
        7.75%, 3/23/25                                    275,000      218,625
(d)  MCI Communications Corp.,
        7.125%, 6/15/27                                   825,000      655,875
     Qwest Capital Funding,
        7.75%, 8/15/06                                    450,000      452,250
     Qwest Communications Intl. -
        Series B, 7.50%, 11/1/08                          275,000      266,750
     Qwest Communications Intl.,
        7.25%, 2/15/11 144A                               825,000      785,813
     Qwest Communications, Inc.,
        13.50%, 12/15/10 144A                             688,000      799,800
--------------------------------------------------------------------------------
     TOTAL                                                           4,590,313
--------------------------------------------------------------------------------
     TOTAL TELECOMMUNICATIONS                                       11,307,493
--------------------------------------------------------------------------------

     TRANSPORTATION (4.2%)
     AIRLINES (0.6%)
     Continental Airlines, Inc.,
        7.875%, 7/2/18                                    825,000      821,651
--------------------------------------------------------------------------------

     TRANSPORTATION - RAIL AND OTHER (3.6%)
(d)  American Commercial Lines LLC,
        11.25%, 1/1/08                                    223,454       62,567
     Laidlaw International, Inc.,
        10.75%, 6/15/11 144A                              950,000    1,063,999
     Omi Corp., 7.625%, 12/1/13                           825,000      855,938
     Railamerica Transportation Corp.,
        12.875%, 8/15/10                                  650,000      758,063
     Ship Finance Intl. Ltd.,
        8.50%, 12/15/13 144A                              775,000      759,500
     Stena AB, 9.625%, 12/1/12                            800,000      908,000
     TFM SA DE C V, 12.50%, 6/15/12                       800,000      896,000
--------------------------------------------------------------------------------
     TOTAL                                                           5,304,067
--------------------------------------------------------------------------------
     TOTAL TRANSPORTATION                                            6,125,718
--------------------------------------------------------------------------------

     UTILITIES (4.0%)
     Aes Corp., 8.75%, 5/15/13 144A                       275,000      302,500
     Aes Corp., 9.00%, 5/15/15 144A                       650,000      717,438
     Calpine Corp.,
        8.50%, 7/15/10 144A                               541,000      497,720

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     UTILITIES (CONTINUED)
     CMS Energy Corp.,
        7.75%, 8/1/10 144A                                650,000      674,375
     Nevada Power Co., 8.25%, 6/1/11                      550,000      603,625
     NRG Energy, Inc.,
        8.00%, 12/15/13 144A                              975,000    1,006,688
     Reliant Resources, Inc.,
        9.50%, 7/15/13                                    825,000      909,563
     Sierra Pacific Resources,
        8.625%, 3/15/14 144A                            1,100,000    1,116,499
--------------------------------------------------------------------------------
     TOTAL UTILITIES                                                 5,828,408
--------------------------------------------------------------------------------
     TOTAL BONDS
       (COST $131,316,353)                                         137,843,304
--------------------------------------------------------------------------------

     PREFERRED STOCKS (1.1%)
     MEDIA (1.1%)
     CABLE/SATELLITE (1.1%)
     CSC Holdings, Inc., - Series H                        13,250    1,386,612
     CSC Holdings, Inc., - Series M                         2,805      292,841
--------------------------------------------------------------------------------
     TOTAL                                                           1,679,453
--------------------------------------------------------------------------------

     PUBLISHING (0.0%)
     PTV, Inc.                                                  7           37
--------------------------------------------------------------------------------
     TOTAL MEDIA                                                     1,679,490
--------------------------------------------------------------------------------

     TELECOMMUNICATIONS (0.0%)
(c)  Intermedia Communications, Inc.                            1            4
--------------------------------------------------------------------------------

     TRANSPORTATION (0.0%)
(c)  American Commercial Lines LLC                          2,005        1,003
--------------------------------------------------------------------------------
     TOTAL PREFERRED STOCKS
       (COST $1,799,074)                                             1,680,497
--------------------------------------------------------------------------------

     COMMON STOCKS AND WARRANTS (0.0%)
     MEDIA (0.0%)
     NTL, Inc.                                                  9           74
--------------------------------------------------------------------------------

     TELECOMMUNICATIONS (0.0%)
     American Tower
        Corporation - Warrants                              1,400       19,879
     Horizon PCS, Inc. - Warrant 144A                         550            6
     IWO Holdings, Inc. 144A                                  350            4
--------------------------------------------------------------------------------
     TOTAL TELECOMMUNICATIONS                                           19,889
--------------------------------------------------------------------------------

     TRANSPORTATION (0.0%)
     Railamerica Transportation Corp.                         650       38,513
--------------------------------------------------------------------------------
     TOTAL COMMON STOCKS AND WARRANTS
       (COST $167,456)                                                  58,476
--------------------------------------------------------------------------------

                              --------------------
                              HIGH YIELD BOND FUND
                              --------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     MONEY MARKET INVESTMENTS (5.5%)
     FINANCE LESSORS (2.0%)
(b)  Receivable Capital Trust,
        1.02%, 4/20/04                                  3,000,000    2,998,385
--------------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (3.5%)
(b)  Old Line Funding Corp.,
        1.03%, 4/16/04                                  3,000,000    2,998,713
(b)  UBS Finance Delaware
        LLC, 1.06%, 4/1/04                              2,100,000    2,100,000
--------------------------------------------------------------------------------
     TOTAL                                                           5,098,713
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
       (COST $8,097,098)                                             8,097,098
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS (100.6%)
       (COST $141,379,981)(a)                                      147,679,375
--------------------------------------------------------------------------------
     OTHER ASSETS,
       LESS LIABILITIES (-0.6%)                                      (858,675)
--------------------------------------------------------------------------------
     TOTAL NET ASSETS (100.0%)                                     146,820,700
================================================================================

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(a) At March 31, 2004 the aggregate cost of securities for federal tax purposes was $141,478,491 and the net unrealized appreciation of investments based on that cost was $6,200,884 which is comprised of $7,356,808 aggregate gross unrealized appreciation and $1,155,924 aggregate gross unrealized depreciation.

(b) All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities.

(c)  PIK - Payment In Kind

(d)  Defaulted Security

(e) Step bond security that presently receives no coupon payments. At the predetermined date, the stated coupon rate becomes effective.
     The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                              -------------------
                              MUNICIPAL BOND FUND
                              -------------------

  MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
 OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with preservation of capital, by investing primarily in investment grade municipal obligations.

 PORTFOLIO: Diversified investment grade bonds, with the ability to invest up to 20% of assets in lower rated securities.

 STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

 NET ASSETS:  $123.3 million
--------------------------------------------------------------------------------

The Municipal Bond Fund seeks a high level of current income exempt from federal income taxes, consistent with the preservation of capital, by investing primarily in investment grade municipal obligations. The Fund's portfolio consists primarily of investment grade municipal bonds. The Fund's strategy is to actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities. While the Fund has no security maturity restrictions, its average maturity will normally be ten years or longer.

For the fiscal year ended March 31, 2004, the Municipal Bond Fund returned 5.31% (Class A shares before sales charges), slightly lagging the Lehman Brothers Municipal Bond Index return of 5.86%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The modest Index comparison shortfall in the last fiscal year largely reflected an emphasis on higher quality bonds, at a time when lower quality bonds performed better. Since inception (March 31, 1997), the Fund has outperformed its benchmark, with an average annual return of 6.90%, compared to an average annual return of 6.69% for the Lehman Brothers Municipal Bond Index. The average return for the Fund's peer group, General Municipal Debt Funds, was 5.46% for the twelve months ended March 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. (Lipper's indices are equally weighted, unmanaged indices composed of the largest mutual funds within their respective investment objective class.)

As an asset class, municipal bonds performed well over the twelve months ended March 31, 2004. The supply of municipal bonds was high, as states and local governments took advantage of low interest rates to issue new bonds or retire older, higher interest rate issues. Demand also was high for municipal bonds during the twelve months ended March 31, 2004, due to higher after-tax yields on municipal bonds relative to yields available on taxable bonds. As 2003 progressed, an improving economy contributed to state and local tax revenue growth and dramatically reduced budget gaps, thereby reducing the need for new municipal issuances. In 2004, refundings will likely be less than in 2003, unless interest rates decline from current levels. During the twelve months ended March 31, 2004, municipal market outperformers included longer duration municipal bonds, below investment grade airline-backed bonds, tobacco-related bonds, hospital-related bonds, BBB-rated municipal bonds and California revenue bonds. During the twelve months ended March 31, 2004, municipal market underperformers included intermediate maturity municipal bonds (as a result of a flattening municipal bond yield curve), zero coupon bonds and higher quality municipal bonds.

At March 31, 2004, 33% of the Fund's portfolio was in Pre-Refunded Bonds (bonds backed by an escrow of securities, which usually are U.S. Treasuries, and then the securities in the escrow are selected to meet the interest payments and pay off the pre-refunded bonds on their first call date), 27% in Revenue Bonds (bonds whose interest and principal is paid from revenue from a specific source), 25% in Insured Bonds (bonds guaranteed by insurance companies such as Municipal Bond Individual Assurance Corporation or the Financial Guaranty Insurance Company), 9% in Bonds with Other Credit Support (bonds backed by agencies such as GNMA or FNMA, or have other guarantees that support the issuer's ability to repay the debt), and 6% in General Obligation Bonds (bonds secured by the general credit of the issuing municipality, which can usually raise taxes as necessary to meet obligations). During the twelve months ended March 31, 2004, the Fund's performance benefited from its longer duration positions and its overweight position in hospital-related municipal bonds. Fund performance benefited from longer duration, as interest rates trended down throughout most of the last twelve months. However, after performing quite well throughout most of 2003, and into January and February of 2004, prices of municipal bonds fell sharply in March 2004, as the yield curve flattened and supply exceeded demand.

The Fund's performance was hurt by its higher quality positions, its overweighting of intermediate maturity municipal bonds, California revenue bonds and zero coupon bonds, and its lack of exposure to tobacco or airline-related bonds. Some of the Fund's underperformance relative to its benchmark for the twelve months ended March 31, 2004 resulted from its emphasis on higher quality bonds, when lower quality bonds performed better. Throughout the fiscal year, the Fund increased its average credit quality, and sold off some of its lower quality holdings to capture the outperformance of these lower quality bonds; however, these lower quality bonds continued to outperform during the fiscal

                              -------------------
                              MUNICIPAL BOND FUND
                              -------------------

year, and thus contributed to the Fund's underperformance with respect to its benchmark. During the twelve months ended March 31, 2004, the Fund's performance was also hurt by its overweight position in intermediate municipal bonds, when most municipal bond yields declined, but longer maturity bond yields declined more than the shorter maturity bond yields.

The Fund's portfolio turnover rate for the twelve months ended March 31, 2004 was 814.99%, compared to portfolio turnover rates of 47.56%, 172.55% and 140.65% for the twelve months ended March 31, 2003, 2002 and 2001, respectively. The large difference in the portfolio turnover rate from 2003 to 2004 primarily reflected the use of an additional method of attempting to mitigate the effects of its interest rate risk management strategies for the Fund through the use of U.S. Treasuries in same-day trades during the twelve months ended March 31, 2004, as well as being the result of an unusually low portfolio turnover rate in 2003. Typically, the Fund manages interest rate risk, and the effects of its attempts to manage interest rate risk, through the use of futures contracts, which activity is not reflected in the portfolio turnover rate calculations. During the twelve months ended March 31, 2004, the Fund's advisor used U.S. Treasury same-day trades, as well as futures contracts, in an attempt to mitigate the effects of its interest rate risk management strategies during that period. The Fund's advisor believes that the principal method it will use in managing interest rate risk, and the effects of its attempts to manage interest rate risk, in future periods will be primarily through the use of futures contracts and other derivative-related hedging strategies (which typically will not impact the Fund's portfolio turnover rate).

Over the next twelve months, we expect to see continued economic growth. However, we do expect interest rates to rise, as inflation expectations build and the yield curve continues to flatten. These expectations mean that we will be initially looking to further reduce our overweight position in intermediate maturity municipal bonds, particularly if the yield curve continues to flatten. We also will be looking to reduce our overweight position in hospital-related bonds, as we believe this sector will reflect the uncertainties surrounding its business fundamentals, including cash levels, debt loads, federal deficit implications and regulatory risk. We will continue to look for opportunities to effectuate the Fund's primary investment strategy-to actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities as we seek a high level of current income exempt from federal income taxes, consistent with the preservation of capital, by investing primarily in investment grade municipal obligations.

PERCENTAGE HOLDINGS 3/31/04

Pre-Refunded Bonds                                                         33%
Insured Bonds                                                              25%
Revenue Bonds                                                              27%
Bonds with Other Credit Support                                             9%
General Obligation Bonds                                                    6%

Percentage Holdings are based on Municipal Bonds held.
Percentage Holdings are subject to change.

                                                                  March 31, 2004

                              -------------------
                              MUNICIPAL BOND FUND
                              -------------------

 MUNICIPAL BOND FUND

PERFORMANCE RELATIVE TO RELEVANT INDEX

                                           Municipal
                                           Bond Fund        Lehman
             Municipal      Municipal       Class B        Brothers
             Bond Fund      Bond Fund      Redemption     Municipal
              Class A        Class B         Value        Bond Index
---------------------------------------------------------------------
3/31/97         9,524         10,000                        10,000
9/30/97        10,263         10,735                        10,656
3/31/98        10,641         11,093                        11,071
9/30/98        11,118         11,552                        11,585
3/31/99        11,324         11,728                        11,758
9/30/99        11,064         11,420                        11,504
3/31/00        11,313         11,639                        11,749
9/30/00        11,810         12,111                        12,215
3/31/01        12,595         12,875                        13,032
9/30/01        13,076         13,333                        13,485
3/31/02        13,136         13,338                        13,529
9/30/02        14,311         14,486                        14,690
3/31/03        14,430         14,558                        14,866
9/30/03        14,795         14,865                        15,262
3/31/04        15,195         15,231         15,231         15,737

Past performance is not guaranteed, nor predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For the most recent month-end performance information, visit masonstreetfunds.com.

Time period 3/31/97 through 3/31/04.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B. Income from the Fund may be subject to the federal alternative minimum tax, as well as state and local taxes. Capital gain distributions are subject to capital gains taxes.

TOTAL RETURN
                                            ONE            FIVE         SINCE
FOR THE PERIODS ENDED MARCH 31, 2004        YEAR          YEAR*       INCEPTION*
--------------------------------------------------------------------------------
Municipal Bond Fund
(Class A - without initial sales charge)    5.31%          6.06%        6.90%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                                  5.86%          6.00%        6.69%
--------------------------------------------------------------------------------

Fund inception date is 3/31/97.
*Returns are annualized.

The total return performance for the Municipal Bond Fund is shown in comparison with the Lehman Brothers Municipal Bond Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the Municipal Bond Fund. The Index cannot be invested in directly and does not include administrative expenses or sales charges.
The Lehman Brothers Municipal Bond Index is an unmanaged index that includes municipal bonds that have: a minimum credit rating of Baa; been issued as part of an issuance of at least $50 million; a maturity value of at least $3 million; a maturity of at least one year; and been issued after December 31, 1990. As of March 31, 2004, the Index included 47,907 issues totaling over $946 billion in market value. The Index represents approximately 50% of the municipal bond market capitalization.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

                              -------------------
                              MUNICIPAL BOND FUND
                              -------------------

 MUNICIPAL BOND FUND

     SCHEDULE OF INVESTMENTS 3/31/04
                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     REVENUE BONDS (69.3%)
     ALABAMA (5.2%)
(b)  Alabama Water Pollution,
        5.25%, 8/15/11 RB, AMBAC                          900,000    1,030,959
     Jefferson County, Alabama
        Sewer Revenue, 4.75%, 2/1/38
        RB, FGIC, PR                                      270,000      298,974
     Jefferson County, Alabama
        Sewer Revenue, 5.00%, 2/1/33
        RB, FGIC, PR                                      410,000      461,471
     Jefferson County, Alabama
        Sewer Revenue, 5.00%, 2/1/34
        RB, FGIC, PR                                      195,000      220,529
     Jefferson County, Alabama
        Sewer Revenue, 5.00%, 2/1/38
        RB, FGIC, PR                                      335,000      377,796
     Jefferson County, Alabama
        Sewer Revenue, 5.00%, 2/1/41
        RB, FGIC, PR                                    1,680,000    1,895,161
     Jefferson County, Alabama
        Sewer Revenue, 5.00%, 2/1/42
        RB, FGIC, PR                                      770,000      868,368
     Jefferson County, Alabama
        Sewer Revenue, 5.375%, 2/1/27
        RB, FGIC, PR                                      230,000      252,161
     Jefferson County, Alabama
        Sewer Revenue, 5.375%, 2/1/36
        RB, FGIC, PR                                      315,000      359,903
     Jefferson County, Alabama
        Sewer Revenue, 5.70%, 2/1/19
        RB, FGIC, PR                                       60,000       66,886
     Jefferson County, Alabama
        Sewer Revenue, 5.75%, 2/1/38
        RB, FGIC, PR                                      390,000      452,225
     TOTAL                                                           6,284,433
     ARIZONA (3.3%)
     Arizona School Facilities Board
        Revenue, 5.50%, 7/1/17 RB                       1,700,000    1,907,859
     Arizona State Transportation
        Board Highway Revenue,
        5.25%, 7/1/17 RB                                1,000,000    1,106,870
     Salt River Project Arizona
        Agriculture Improvement &
        Power District Electrical
        System Revenue Series A,
        5.00%, 1/1/21 RB                                1,000,000    1,069,180
--------------------------------------------------------------------------------
     TOTAL                                                           4,083,909
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     CALIFORNIA (3.3%)
     Foothill/Eastern California
        Corridor Agency Toll Road
        Revenue, 0.00%, 1/1/18 RB, PR                     160,000       85,728
     Metropolitan Water District
        of Southern California,
        Variable, 7/1/36 RB                             2,800,000    2,799,999
     Sacramento County, California
        Sanitation District,
        6.00%, 12/1/15 RB                               1,000,000    1,181,520
--------------------------------------------------------------------------------
     TOTAL                                                           4,067,247
--------------------------------------------------------------------------------

     COLORADO (1.6%)
     Colorado Regional
        Transportation District
        Certificate Participation,
        2.30%, 12/1/22 RB, AMBAC                        2,000,000    2,017,739
--------------------------------------------------------------------------------

     CONNECTICUT (3.5%)
     Connecticut State Health &
        Education Facilities Authority
        Revenue, Variable, 7/1/36 RB                      400,000      400,000
     Connecticut State Special
        Tax Obligation Revenue,
        5.75%, 6/1/13 RB, FGIC, PR                          5,000        5,495
     Connecticut State Special
        Tax Revenue, 6.20%, 10/1/13
        RB, FGIC, PR                                    1,000,000    1,035,820
     Hartford, Connecticut Package
        System, 6.40%, 7/1/20 RB                          900,000      946,332
     State of Connecticut Clean
        Water Fund Revenue,
        5.25%, 11/1/12 RB, PR                           1,845,000    1,946,068
--------------------------------------------------------------------------------
     TOTAL                                                           4,333,715
--------------------------------------------------------------------------------

     FLORIDA (4.3%)
     Collier County Florida Housing
        Finance Authority,
        4.90%, 2/15/32 RB, FNMA                         1,250,000    1,312,013
     Escambia County Florida Health
        Facilities Authority Revenue,
        5.25%, 11/15/14 RB                                750,000      834,570
     Escambia County, Florida Health
        Facilities Authority Revenue,
        5.25%, 11/15/32 RB                                670,000      694,180
     Escambia County, Florida Health
        Facilities Authority Revenue,
        5.75%, 11/15/29 RB                                755,000      886,672
     Miami Florida Health Facilities
        Authority Revenue,
        5.25%, 11/15/33 RB                              1,500,000    1,525,980
--------------------------------------------------------------------------------
     TOTAL                                                           5,253,415
--------------------------------------------------------------------------------

                                                                  March 31, 2004

                              -------------------
                              MUNICIPAL BOND FUND
                              -------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     GEORGIA (2.3%)
     Atlanta, Georgia Airport General
        Revenue, 5.60%, 1/1/30 RB, PR                      45,000       52,239
     Atlanta, Georgia Airport Revenue,
        5.50%, 1/1/26 RB, FGIC, PR                        180,000      208,003
     Atlanta, Georgia Water &
        Wastewater Revenue,
        5.00%, 11/1/38 RB, FGIC, PR                       320,000      361,501
     Atlanta, Georgia Water &
        Wastewater Revenue,
        5.50%, 11/1/22 RB, FGIC                           550,000      633,083
     Cartersville, Georgia Development
        Authority Water & Waste
        Facility, 7.40%, 11/1/10
        RB, AMT                                         1,000,000    1,228,830
     Georgia Municipal Electric
        Authority, 5.00%, 11/1/24
        RB, MBIA                                          250,000      256,153
     Georgia Municipal Electric
        Authority, 6.40%, 1/1/13
        RB, AMBAC                                         110,000      133,067
--------------------------------------------------------------------------------
     TOTAL                                                           2,872,876
--------------------------------------------------------------------------------

     ILLINOIS (3.9%)
     Chicago, Illinois Public Building
        Community Building Revenue,
        0.00%, 1/1/08 RB, MBIA, PR                        480,000      437,784
     Chicago, Illinois Sales Tax,
        5.375%, 1/1/30 RB, FGIC, PR                        10,000       11,388
     Illinois Educational Facilities
        Authority Student Housing
        Revenue, 6.25%, 5/1/30 RB                       1,000,000    1,037,080
     Illinois State Sales Tax Revenue,
        5.50%, 6/15/15 RB                               1,600,000    1,791,344
     Metropolitan Pier & Exposition
        Authority Illinois Dedicated
        State Tax, 5.50%, 6/15/18
        RB, FGIC, PR                                    1,175,000    1,367,301
     University of Illinois University
        Revenue Auxiliary Facilities
        Series A, 6.00%, 4/1/30
        RB, PR, MBIA                                      160,000      190,037
--------------------------------------------------------------------------------
     TOTAL                                                           4,834,934
--------------------------------------------------------------------------------

     INDIANA (1.3%)
     Fort Wayne, Indiana Sewer
        Works Revenue, 9.625%, 8/1/05
        RB, BIGI                                          145,000      157,155
     Indiana State Toll Finance
        Authority, 6.00%, 7/1/15 RB                       100,000      100,158
     Shelby, Indiana Eastern School
        Building Corp., 5.50%, 7/15/13
        RB, FGIC                                        1,135,000    1,298,043
--------------------------------------------------------------------------------
     TOTAL                                                           1,555,356
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     IOWA (1.9%)
     Cedar Rapids, Iowa Revenue Bond,
        9.00%, 7/1/25 RB, PR                            1,000,000    1,116,020
     Iowa City, Iowa Sewer Revenue,
        5.50%, 7/1/25 RB, FSA                             140,000      152,561
     Iowa Finance Authority
        Hospital Facility Revenue,
        5.878%, 2/15/20 RB, AMBAC                       1,000,000    1,124,350
--------------------------------------------------------------------------------
     TOTAL                                                           2,392,931
--------------------------------------------------------------------------------

     KANSAS (0.9%)
     Kansas State Department of
        Transportation Highway Revenue,
        5.00%, 9/1/10 RB, PR                               40,000       44,984
     Kansas State Department of
        Transportation Highway Revenue,
        5.125%, 9/1/12 RB, PR                              55,000       62,258
     Kansas State Development
        Finance Authority Revenue,
        Water Pollution Control
        Revolving Fund II,
        4.75%, 5/1/14 RB                                1,000,000    1,063,410
--------------------------------------------------------------------------------
     TOTAL                                                           1,170,652
--------------------------------------------------------------------------------

     KENTUCKY (0.9%)
     Louisville & Jefferson County,
        Kentucky Regional Airport
        Authority, 6.50%, 7/1/17
        RB, MBIA, AMT                                   1,000,000    1,137,780
--------------------------------------------------------------------------------

     LOUISIANA (0.2%)
     Louisiana State Gas & Fuels
        Tax Revenue, 5.375%, 6/1/16
        RB, AMBAC                                         250,000      280,793
--------------------------------------------------------------------------------

     MAINE (0.5%)
     Regional Waste System, Inc., Maine
        Solid Waste Resource Recovery,
        6.25%, 7/1/11 RB, AMT                             550,000      587,213
--------------------------------------------------------------------------------

     MARYLAND (0.9%)
     Maryland State Industrial
        Development Financing
        Authority Economic
        Development Revenue,
        5.20%, 11/1/26 RB                               1,065,000    1,114,778
--------------------------------------------------------------------------------

     MASSACHUSETTS (0.7%)
     Massachusetts Bay Transportation
        Authority, 5.00%, 3/1/22
        RB, PR, GO OF AUTH                                820,000      900,204
--------------------------------------------------------------------------------

                              -------------------
                              MUNICIPAL BOND FUND
                              -------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     MICHIGAN (3.7%)
     Detroit, Michigan Sewer
        Disposal Revenue,
        5.25%, 7/1/21 RB, FSA                           1,525,000    1,708,015
     Detroit, Michigan Sewer
        Disposal Revenue, Variable,
        7/1/33 RB, FSA                                  1,500,000    1,500,000
     Detroit, Michigan Water
        Supply System, 5.25%, 7/1/33
        RB, FGIC                                          145,000      165,703
     Michigan Municipal Bond
        Authority Revenue,
        5.50%, 10/1/16 RB                               1,000,000    1,171,180
--------------------------------------------------------------------------------
     TOTAL                                                           4,544,898
--------------------------------------------------------------------------------

     MISSOURI (0.3%)
     Saline County, Missouri Individual
        Development Authority,
        6.50%, 12/1/28 RB                                 350,000      357,326
--------------------------------------------------------------------------------

     NEBRASKA (0.5%)
     Nebraska Investment Finance
        Authority, Single Family
        Housing Revenue, 6.25%, 3/1/21
        RB, GNMA, FNMA,
        FHLMC, AMT                                        575,000      593,141
--------------------------------------------------------------------------------

     NEW JERSEY (3.0%)
     New Jersey State Highway
        Authority Garden State
        Parkway General Revenue,
        5.25%, 1/1/18 RB, PR                            1,190,000    1,354,458
     New Jersey State Transportation
        Authority, 5.50%, 6/15/18 RB                    2,125,000    2,389,222
--------------------------------------------------------------------------------
     TOTAL                                                           3,743,680
--------------------------------------------------------------------------------

     NEW YORK (8.3%)
     Metropolitan Transportation
        Authority, 5.00%, 4/1/17
        RB, PR, FSA                                     1,000,000    1,133,680
     Metropolitan Transportation
        Authority, 5.625%, 7/1/25
        RB, PR, MBIA                                    1,000,000    1,134,680
     New York City Municipal
        Water Finance Authority,
        5.75%, 6/15/29 RB                               1,000,000    1,102,350
     New York City, New York
        Municipal Water Financial
        Authority Water & Sewer
        System Revenue,
        5.25%, 6/15/17 RB                               1,000,000    1,096,910
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     NEW YORK (CONTINUED)
     New York City, New York
        Transitional Financial
        Authority Series E,
        5.25%, 2/1/22 RB, MBIA                          1,000,000    1,082,130
     New York Metropolitan
        Transportation Authority
        Commuter Facilities,
        5.00%, 7/1/21 RB, AMBAC, PR                     1,080,000    1,222,063
     New York State Dormitory
        Authority, 5.125%, 2/15/08 RB                   1,000,000    1,101,720
     New York State Dormitory
        Authority, 5.125%, 7/1/27
        RB, MBIA, PR                                      195,000      219,917
     New York State Environmental
        Facilities Corp. State Clean
        Water & Drinking,
        3.00%, 6/15/04 RB                               1,015,000    1,019,080
     New York State Thruway
        Authority Highway,
        6.00%, 4/1/14
        RB, PR, MBIA                                    1,000,000    1,020,000
--------------------------------------------------------------------------------
     TOTAL                                                          10,132,530
--------------------------------------------------------------------------------

     NORTH CAROLINA (3.4%)
     North Carolina Eastern Municipal
        Power Agency Power System
        Revenue, 6.00%, 1/1/26
        RB, PR                                            485,000      585,245
     North Carolina Eastern Municipal
        Power Agency System,
        4.00%, 1/1/18 RB, PR                            1,755,000    1,760,458
     North Carolina Eastern Municipal
        Power Agency System,
        4.50%, 1/1/24 RB, PR                            1,415,000    1,454,068
     North Carolina Municipal Power
        Agency #1 Catawba Electric
        Revenue, 5.00%, 1/1/20 RB, PR                     250,000      274,130
     North Carolina Municipal Power
        Agency Power System Revenue,
        6.50%, 1/1/10 RB                                  120,000      143,988
--------------------------------------------------------------------------------
     TOTAL                                                           4,217,889
--------------------------------------------------------------------------------

     OHIO (2.8%)
     Ohio Housing Finance Agency,
        5.625%, 9/1/16 RB, GNMA                           425,000      462,409
     Ohio Housing Finance Agency,
        6.20%, 9/1/14 RB, GNMA                             75,000       77,831
     Ohio Municipal Electricity
        Generation Agency,
        5.00%, 2/15/21 RB, AMBAC                        2,775,000    2,943,553
--------------------------------------------------------------------------------
     TOTAL                                                           3,483,793
--------------------------------------------------------------------------------

                                                                  March 31, 2004

                              -------------------
                              MUNICIPAL BOND FUND
                              -------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     PENNSYLVANIA (3.4%)
     Delaware Valley, Pennsylvania
        Regional Financial Authority
        Local Government Revenue,
        5.50%, 8/1/28 RB, AMBAC                         2,025,000    2,302,303
     Montgomery County Pennsylvania
        Higher Education & Health
        Authority Revenue,
        5.00%, 1/1/27 RB, PR, FSA                         220,000      246,858
     Pennsylvania State Higher
        Education, 6.00%, 1/15/31 RB                    1,500,000    1,609,470
--------------------------------------------------------------------------------
     TOTAL                                                           4,158,631
--------------------------------------------------------------------------------

     RHODE ISLAND (0.1%)
     Rhode Island Depositors Economic
        Protection Corp., 5.75%, 8/1/21
        RB, PR, FSA                                        95,000      111,577
--------------------------------------------------------------------------------

     TEXAS (9.1%)
     Fort Worth, Texas Housing
        Finance Corp., 6.00%, 8/20/43
        RB, GNMA                                        1,000,000    1,031,660
     Irving, Texas Waterworks and
        Sewer, 5.00%, 8/15/15
        RB, AMBAC                                       1,285,000    1,423,086
     Lower Colorado River Authority
        Texas Revenue, 5.00%, 1/1/15
        RB, PR, FSA                                     1,000,000    1,120,990
     Mission, Texas Water & Sewer,
        5.50%, 4/1/27 RB, FGIC                            500,000      539,375
     Odessa, Texas Junior College
        District, 8.125%, 12/1/18
        RB, PR                                            975,000    1,074,314
     Panhandle Texas Regional
        Housing Finance Authority,
        6.00%, 7/20/31 RB, GNMA                         1,000,000    1,081,470
     Texas Municipal Power Agency,
        4.75%, 9/1/12 RB, AMBAC                         1,150,000    1,165,238
     Texas University Board of Regents
        Revenue Financing Bonds,
        5.25%, 8/15/15 RB                               1,000,000    1,141,780
     Texas University Board of Regents
        Revenue Financing Bonds,
        5.25%, 8/15/20 RB                               1,290,000    1,455,688
     Texas Water Development Board
        Revenue, 5.75%, 7/15/16 RB                      1,000,000    1,083,430
--------------------------------------------------------------------------------
     TOTAL                                                          11,117,031
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     WISCONSIN (0.0%)
     Southeast Wisconsin Professional
        Baseball Park District Sales
        Tax Revenue, 5.55%, 12/15/14
        RB, MBIA, PR                                       25,000       27,929
--------------------------------------------------------------------------------
     TOTAL REVENUE BONDS
       (COST $82,593,096)                                           85,376,400
--------------------------------------------------------------------------------

     GENERAL OBLIGATION BONDS (31.6%)
     ALABAMA (1.1%)
     Birmingham, Alabama - Series A,
        5.25%, 5/1/18 GO                                1,200,000    1,315,212
--------------------------------------------------------------------------------

     ALASKA (3.0%)
     North Slope Boro, Alaska Series B,
        0.00%, 6/30/07 GO, MBIA                         4,000,000    3,725,560
--------------------------------------------------------------------------------

     CONNECTICUT (0.9%)
     Connecticut State Special Tax
        Obligation Revenue
        Transportation Infrastructure,
        Series A, 5.375%, 10/1/17
        GO, FSA, PR                                     1,000,000    1,155,180
--------------------------------------------------------------------------------

     HAWAII (0.1%)
     Hawaii State, 5.00%, 4/1/07
        GO, MBIA                                           75,000       81,887
--------------------------------------------------------------------------------

     ILLINOIS (3.9%)
     Chicago, Illinois Capital
        Appreciation, 0.00%, 1/1/17
        GO, MBIA                                        1,000,000      792,850
     Chicago, Illinois Neighborhoods,
        6.50%, 1/1/35 GO, FGIC, PR                        835,000    1,018,525
     Chicago, Illinois School Reform
        Board Series A, 5.25%, 12/1/20
        GO, FGIC                                          100,000      112,361
     Cook County, Illinois Community
        Consolidated School District #21,
        0.00%, 12/1/09 GO, FSA                            715,000      601,630
     Cook County, Illinois School
        District, 9.00%, 12/1/10
        GO, FGIC                                        1,000,000    1,361,480
     Will County, Illinois Community
        Unit School District #365 U VY
        View, 0.00%, 11/1/18 GO, FSA                    1,855,000      939,724
--------------------------------------------------------------------------------
     TOTAL                                                           4,826,570
--------------------------------------------------------------------------------

     KANSAS (1.5%)
     Cowley County, Kansas Unit
        School District #465 Winfield,
        5.25%, 10/1/20 GO, MBIA                         1,650,000    1,810,314
--------------------------------------------------------------------------------

                              -------------------
                              MUNICIPAL BOND FUND
                              -------------------
                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     MARYLAND (0.9%)
     Prince Georges County,
        Maryland, 5.50%, 1/1/11
        GO, PR, MBIA                                    1,000,000    1,052,980
--------------------------------------------------------------------------------

     MASSACHUSETTS (0.9%)
     Boston, Massachusetts - Series A,
        5.75%, 2/1/14 GO, PR                            1,000,000    1,161,970
--------------------------------------------------------------------------------

     MICHIGAN (1.7%)
     West Ottawa, Michigan Public
        School District, 5.00%, 5/1/22
        GO, Q-SBLF                                      2,040,000    2,147,508
--------------------------------------------------------------------------------

     MISSISSIPPI (0.9%)
     Mississippi State Series D,
        5.25%, 11/1/20 GO                               1,000,000    1,130,900
--------------------------------------------------------------------------------

     NEBRASKA (0.9%)
     Omaha, Nebraska Convention
        Center, 5.25%, 4/1/26 GO                        1,000,000    1,120,540
--------------------------------------------------------------------------------

     NEW JERSEY (1.1%)
     Mercer County, New Jersey,
        5.125%, 9/1/08 GO, PR                           1,255,000    1,301,360
--------------------------------------------------------------------------------

     NEW YORK (0.9%)
     New York, New York Series I,
        6.00%, 4/15/09 GO                               1,000,000    1,107,250
--------------------------------------------------------------------------------

     OKLAHOMA (2.1%)
     Oklahoma City, Oklahoma,
        5.50%, 7/1/13 GO, PR                            1,250,000    1,443,000
     Tulsa, Oklahoma,
        5.50%, 12/1/15 GO                               1,000,000    1,127,010
--------------------------------------------------------------------------------
     TOTAL                                                           2,570,010
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     TEXAS (7.2%)
(b)  Aldine, Texas Independent
        School District, 5.50%, 2/15/16
        GO, PSF                                         1,500,000    1,671,120
     Dallas, Texas Independent
        School District, 5.50%, 2/15/17
        GO, PSF, PR                                     1,565,000    1,806,703
     Fort Bend, Texas Independent
        School District, 5.00%, 2/15/17
        GO, PSF, PR                                     1,150,000    1,283,193
     Harris County, Texas Capital
        Appreciation Refunding Toll
        Road Series A, 0.00%, 8/15/09
        GO, MBIA                                        1,300,000    1,110,525
     Little Elm, Texas Independent
        School District, 0.00%, 8/15/16
        GO, PSF                                         1,930,000    1,116,910
     Texas State Ribs,
        10.24%, 9/30/11 GO                              1,000,000    1,395,640
     Wylie, Texas Independent School
        District, 0.00%, 8/15/08
        GO, PSF                                           295,000      262,995
     Wylie, Texas Independent School
        District, 0.00%, 8/15/08
        GO, PSF, PR                                       305,000      273,204
--------------------------------------------------------------------------------
     TOTAL                                                           8,920,290
--------------------------------------------------------------------------------

     VIRGINIA (0.9%)
     Virginia State Public School
        Authority Series D,
        5.25%, 8/1/19 GO,
        State Aid Withholding                           1,000,000    1,142,180
--------------------------------------------------------------------------------

     WISCONSIN (3.6%)
     Wisconsin State Series A,
        6.10%, 5/1/13 GO, PR                            4,170,000    4,394,345
--------------------------------------------------------------------------------
     TOTAL GENERAL OBLIGATION BONDS
       (COST $37,546,729)                                           38,964,056
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS (100.9%)
       (COST $120,139,825)(a)                                      124,340,456
--------------------------------------------------------------------------------
     OTHER ASSETS,
       LESS LIABILITIES (-0.9%)                                    (1,060,103)
--------------------------------------------------------------------------------
     TOTAL NET ASSETS (100.0%)                                     123,280,353
================================================================================

                                                                  March 31, 2004

                              MUNICIPAL BOND FUND

(a) At March 31, 2004 the aggregate cost of securities for federal tax purposes was $121,463,446 and the net unrealized appreciation of investments based on that cost was $2,877,010 which is comprised of $2,981,646 aggregate gross unrealized appreciation and $104,636 aggregate gross unrealized depreciation.

(b) All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below:

                                                                 Unrealized
                                    Number of     Expiration    Appreciation
     Issuer                         Contracts        Date      (Depreciation)
--------------------------------------------------------------------------------
     US Long Bond
        Commodity Futures
        (Total notional value at
        3/31/04, $1,138,438)           10            6/04         $(2,187)

     RB = Revenue Bond
     GO = General Obligation
     PR =Pre-refunded security will be called on the first call date (with certainty)
     AMT = Subject to the Alternative Minimum Tax

     Scheduled principal and interest payments are guaranteed by:
     AMBAC (AMBAC Indemnity Corporation)
     BIGI (Bond Investors Guarantee Insurance)
     FGIC (Financial Guaranty Insurance Company)
     FHLMC (Federal Home Loan Mortgage Corporation)
     FNMA (Federal National Mortgage Association)
     FSA (Financial Security Assurance, Inc.)
     GNMA (Government National Mortgage Association)
     GO OF AUTH (General Obligation of Authority)
     MBIA (Municipal Bond Insurance Organization)
     PSF (Texas Permanent School Fund)
     Q-SBLF (Qualified School Bond Loan Fund)

     The Accompanying Notes are an Integral Part of the Financial Statements.

                                ----------------
                                SELECT BOND FUND
                                ----------------

  SELECT BOND FUND

--------------------------------------------------------------------------------
 OBJECTIVE: To seek high income and capital appreciation, consistent with preservation of capital.

 PORTFOLIO: Diversified investment grade corporate, mortgage backed, Treasury and government agency bonds, with maturities generally exceeding one year.
 STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

 NET ASSETS:  $159.4 million
--------------------------------------------------------------------------------

The Select Bond Fund seeks high income and capital appreciation, consistent with preservation of capital. The Fund's portfolio consists primarily of investment grade debt securities with maturities exceeding one year. The Fund's strategy is to actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

For the fiscal year ended March 31, 2004, the Select Bond Fund returned 6.50% (Class A shares before sales charges), outperforming the Merrill Lynch Domestic Master Index return of 5.43%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Fund's peer group, Corporate Debt Funds A Rated, was 6.11% for the twelve months ended March 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. (Lipper's indices are equally weighted, unmanaged indices composed of the largest mutual funds within their respective investment objective class.) The Fund's strong performance in the last fiscal year largely reflected favorable moves with regard to duration. Since inception (March 31, 1997), the Fund has outperformed its benchmark, with an average annual return of 8.17%, compared to an average annual return of 7.86% for the Merrill Lynch Domestic Master Index.

During the twelve months ended March 31, 2004, the U.S. economy grew by 4.9%, which was the highest growth rate since 1984. This strong economic growth was accompanied by low inflation during the period, with the Consumer Price Index rising by only 1.7%. Government spending increased during the period, primarily due to the war in Iraq, and consumer spending was robust, due to tax cuts and the child care tax credit. At March 31, 2003 and March 31, 2004, interest rate levels were broadly unchanged, and the yield curve was slightly flatter. However, during the twelve months ended March 31, 2004, there were gyrations in interest rates, which presented opportunities for profitable positioning relating to interest rate exposure that we capitalized on. In the second quarter of 2003, interest rates declined dramatically, with the 10-year Treasury yield at a low of 3.07%. There then was a rapid rise in interest rates during the summer of 2003, with the 10-year Treasury yield peaking at 4.61% in early September. Over the next six months, interest rates declined, to end the period at similar levels to where they started in April of 2003-roughly a 10-year Treasury yield of 3.90%. The improving economy and liquidity in the capital markets propelled corporate bond spreads tighter relative to Treasuries during the twelve months ended March 31, 2004. Spread tightening, along with the yield advantage of corporate bonds relative to Treasuries, resulted in significant out-performance of corporate bonds versus Treasuries.

The Fund's strong performance for the twelve months ended March 31, 2004, was primarily the result of capitalizing on the gyrations in interest rates as they presented opportunities for profitable positioning regarding interest rate exposure. The Fund's portfolio only partially participated in the out-performance of the investment grade corporate bond sector, due to an underweighting in the sector and an emphasis within the sector on higher quality issues. In addition, the Fund also benefited from an overweight position in lower coupon mortgages starting in August 2003 over the subsequent six months, as these bonds outperformed relative to Treasuries.

At March 31, 2004, 60% of the Fund's portfolio was in Government and Government Agency securities, 29% in Corporate Bonds, 7% in Short-term Investments and Other Assets, and 4% in Mortgage-Backed and Asset-Backed Securities. The Fund's portfolio positioning going into the next fiscal year is currently long on interest rate risk and short on credit risk. We see significant value in the mortgage market currently, due to recent underperformance, and believe that corporate bonds are over-valued after the historic rally seen since October of 2003. We believe that there is room for disappointment on high expectations for economic growth in 2004 and beyond, and also believe that inflation fears are excessive; even if there is a cyclical upturn, we believe inflation should continue to remain in check relative to historic levels. The recent back up in interest rates certainly may improve the attractiveness of the bond market from a relative value perspective. We will continue to look for opportunities to effectuate the Fund's primary investment strategy-to actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities as we seek high income and capital appreciation, consistent with preservation of capital.

                                                                  March 31, 2004

                                ----------------
                                SELECT BOND FUND
                                ----------------

PERCENTAGE ALLOCATION 3/31/04

Government and Government Agencies, including FNMA and GNMA               60%
Corporate Bonds                                                           29%
Short-term Investments and Other Assets, net                               7%
Mortgage-Backed and Asset-Backed Securities                                4%

Percentage Holdings are based on net assets.
The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Fund's stated parameters, no more than 15% of the portfolio is invested in foreign securities, and no more than 15% is invested in high yield securities.

Percentage Holdings are subject to change.

PERFORMANCE RELATIVE TO RELEVANT INDEX

                                            Select
                                           Bond Fund       Merrill
               Select        Select         Class B         Lynch
             Bond Fund      Bond Fund      Redemption      Domestic
              Class A        Class B         Value       Master Index
----------------------------------------------------------------------
3/31/97         9,524         10,000                        10,000
9/30/97        10,358         10,838                        10,712
3/31/98        10,677         11,134                        11,205
9/30/98        10,743         11,165                        11,955
3/31/99        11,168         11,569                        11,934
9/30/99        11,261         11,627                        11,908
3/31/00        11,420         11,741                        12,167
9/30/00        11,954         12,263                        12,734
3/31/01        12,941         13,227                        13,680
9/30/01        13,577         13,840                        14,396
3/31/02        13,686         13,951                        14,387
9/30/02        15,148         15,341                        15,639
3/31/03        15,491         15,638                        16,108
9/30/03        16,028         16,128                        16,496
3/31/04        16,498         16,546         16,546         16,982


Past performance is not guaranteed, nor predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For the most recent month-end performance information, visit masonstreetfunds.com.

Time period 3/31/97 through 3/31/04.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. The graph and the average annual total return table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns in the Performance Summary reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Classes B and C.

Since the Fund invests broadly in U.S. government, mortgage and corporate bonds, the graph depicts an appropriate comparison to the Merrill Lynch Domestic Master Index. The Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

                                ----------------
                                SELECT BOND FUND
                                ----------------

TOTAL RETURN
                                           ONE            FIVE          SINCE
FOR THE PERIODS ENDED MARCH 31, 2004       YEAR          YEAR*        INCEPTION*
--------------------------------------------------------------------------------
Select Bond Fund
(Class A - without initial sales charge)  6.50%          8.12%          8.17%
--------------------------------------------------------------------------------
Merrill Lynch
Domestic Master Index                     5.43%          7.31%          7.86%
--------------------------------------------------------------------------------
Fund inception date is 3/31/97.
*Returns are annualized.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

                                                                  March 31, 2004

                                ----------------
                                SELECT BOND FUND
                                ----------------

 SELECT BOND FUND

     SCHEDULE OF INVESTMENTS 3/31/04
                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     CORPORATE BONDS (28.9%)
     AEROSPACE - DEFENSE (0.4%)
     Lockheed Martin Corp.,
        8.20%, 12/1/09                                    500,000      618,221
--------------------------------------------------------------------------------

     AUTO RELATED (2.7%)
(b)  American Honda Finance,
        3.85%, 11/6/08                                  1,000,000    1,026,356
     Toyota Motor Credit Corp.,
        2.70%, 1/30/07                                  1,000,000    1,014,877
     Toyota Motor Credit Corp.,
        4.35%, 12/15/10                                 1,000,000    1,038,568
     Toyota Motor Credit Corp.,
        5.65%, 1/15/07                                  1,000,000    1,090,193
--------------------------------------------------------------------------------
     TOTAL                                                           4,169,994
--------------------------------------------------------------------------------

     BANK HOLDING COMPANIES (1.3%)
     Rabobank Capital Fund II,
        5.26%, 12/31/13 144A                            1,000,000    1,037,115
     RBS Capital Trust II,
        6.425%, 1/3/34                                  1,000,000    1,062,365
--------------------------------------------------------------------------------
     TOTAL                                                           2,099,480
--------------------------------------------------------------------------------

     BEVERAGES, MALT BEVERAGES (2.0%)
(b)  Anheuser-Busch Companies, Inc.,
        7.00%, 12/1/25                                    720,000      784,323
(b)  Anheuser-Busch Companies, Inc.,
        7.50%, 3/15/12                                     57,000       69,609
     Coca-Cola Enterprises, Inc.,
        5.25%, 5/15/07                                    750,000      812,731
     Coca-Cola Enterprises, Inc.,
        5.375%, 8/15/06                                   250,000      268,835
     Coca-Cola Enterprises, Inc.,
        5.75%, 3/15/11                                  1,000,000    1,116,233
--------------------------------------------------------------------------------
     TOTAL                                                           3,051,731
--------------------------------------------------------------------------------

     BROAD WOVEN FABRIC MILLS, MANMADE (0.0%)
(c)  Polysindo International Finance,
        11.375%, 6/15/06                                  800,000       72,000
--------------------------------------------------------------------------------

     BROKERS (0.6%)
     Goldman Sachs Group, Inc.,
        6.125%, 2/15/33                                 1,000,000    1,031,097
--------------------------------------------------------------------------------

     COMMERCIAL BANKS (2.6%)
(b)  Bank of America Corp.,
        4.875%, 1/15/13                                    80,000       82,952
(b)  Bank of America Corp.,
        7.40%, 1/15/11                                    133,000      159,644
(b)  Bank One Corp., 5.25%, 1/30/13                       500,000      524,721

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     COMMERCIAL BANKS (CONTINUED)
     HBOS Treasury Services,
        3.75%, 9/30/08 144A                             1,000,000    1,021,509
     Unionbancal Corp.,
        5.25%, 12/16/13                                 1,000,000    1,043,943
     Wells Fargo & Co.,
        3.125%, 4/1/09                                  1,000,000      993,760
     Wells Fargo Bank, 6.45%, 2/1/11                      150,000      172,498
--------------------------------------------------------------------------------
     TOTAL                                                           3,999,027
--------------------------------------------------------------------------------

     COMMERCIAL PHYSICAL RESEARCH (0.5%)
     Monsanto Co., 7.375%, 8/15/12                        700,000      829,774
--------------------------------------------------------------------------------

     COMPUTER AND OTHER DATA PROCESSING SERVICE (1.0%)
     Gtech Holdings Corp.,
        4.75%, 10/15/10                                 1,600,000    1,667,765
--------------------------------------------------------------------------------

     CRUDE PETROLEUM AND NATURAL GAS (0.4%)
     Occidental Petroleum,
        10.125%, 9/15/09                                  510,000      665,164
--------------------------------------------------------------------------------

     ELECTRICAL EQUIPMENT AND SUPPLIES (0.3%)
     Cooper Industries, Inc.,
        5.50%, 11/1/09                                    500,000      547,644
--------------------------------------------------------------------------------

     FIRE, MARINE AND CASUALTY INSURANCE (3.7%)
(b)  Berkley (WR) Corp.,
        5.875%, 2/15/13                                   750,000      800,503
(b)  Berkley (WR) Corp.,
        9.875%, 5/15/08                                 1,000,000    1,229,897
(b)  Berkshire Hathaway, Inc.,
        4.625%, 10/15/13 144A                           2,000,000    2,032,869
     Progressive Corp., 6.25%, 12/1/32                    843,000      914,308
     Progressive Corp.,
        6.375%, 1/15/12                                   715,000      815,964
--------------------------------------------------------------------------------
     TOTAL                                                           5,793,541
--------------------------------------------------------------------------------

     MEASURING AND CONTROLLING DEVICES (0.3%)
     Rockwell Automation, Inc.,
        6.70%, 1/15/28                                    460,000      522,707
--------------------------------------------------------------------------------

     MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (0.6%)
     Textron Financial Corp.,
        2.75%, 6/1/06                                   1,000,000    1,010,004
--------------------------------------------------------------------------------

     MOTORS AND GENERATORS (0.2%)
     Emerson Electric Co.,
        4.50%, 5/1/13                                     255,000      257,453
     Emerson Electric Co.,
        5.75%, 11/1/11                                    119,000      132,184
--------------------------------------------------------------------------------
     TOTAL                                                             389,637
--------------------------------------------------------------------------------

                                ----------------
                                SELECT BOND FUND
                                ----------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     OFFICE MACHINES (0.3%)
     Pitney Bowes Credit Corp.,
        5.75%, 8/15/08                                    400,000      444,140
--------------------------------------------------------------------------------

     OIL AND GAS EXTRACTION (0.3%)
     ChevronTexaco Corp.,
        6.625%, 10/1/04                                   500,000      513,328
--------------------------------------------------------------------------------

     PHARMACEUTICAL PREPARATIONS (5.1%)
(b)  Abbott Laboratories,
        3.75%, 3/15/11                                    750,000      745,566
     GlaxoSmithKline Capital, Inc.,
        4.375%, 4/15/14                                 1,280,000    1,277,401
     Johnson & Johnson, Inc.,
        3.80%, 5/15/13                                  1,000,000      979,583
     Johnson & Johnson, Inc.,
        4.95%, 5/15/33                                  1,000,000      948,309
     Johnson & Johnson, Inc.,
        6.625%, 9/1/09                                    700,000      819,055
     Johnson & Johnson, Inc.,
        6.95%, 9/1/29                                     400,000      491,532
     Merck & Co., Inc., 5.95%, 12/1/28                    615,000      659,573
     Merck & Co., Inc., 6.40%, 3/1/28                     385,000      435,763
     Pfizer, Inc., 4.50%, 2/15/14                       1,000,000    1,014,258
     Pfizer, Inc., 5.625%, 2/1/06                         330,000      352,623
     Pfizer, Inc., 5.625%, 4/15/09                        220,000      243,835
--------------------------------------------------------------------------------
     TOTAL                                                           7,967,498
--------------------------------------------------------------------------------

     RADIO, TV ELECTRONIC STORES (1.1%)
     RadioShack Corp., 6.95%, 9/1/07                    1,000,000    1,129,488
     RadioShack Corp.,
        7.375%, 5/15/11                                   500,000      597,184
--------------------------------------------------------------------------------
     TOTAL                                                           1,726,672
--------------------------------------------------------------------------------

     REAL ESTATE INVESTMENT TRUSTS (0.6%)
     Vornado Realty Trust,
        4.75%, 12/1/10                                  1,000,000    1,026,070
--------------------------------------------------------------------------------

     RETAIL - RETAIL STORES (1.6%)
     Fortune Brands, Inc.,
        4.875%, 12/1/13                                 1,000,000    1,036,973
     LB Mortgage Trust, Series 1991-2,
        Class A3, 8.39%, 1/20/17                          536,630      631,923
     Limited Brands, Inc.,
        6.125%, 12/1/12                                   230,000      255,315
     Limited Brands, Inc., 6.95%, 3/1/33                  206,000      231,770
     VF Corp., 6.00%, 10/15/33 144A                       400,000      407,811
--------------------------------------------------------------------------------
     TOTAL                                                           2,563,792
--------------------------------------------------------------------------------

     SAVINGS INSTITUTIONS EXCEPT FEDERAL (0.6%)
     U.S. Central Credit Union,
        2.75%, 5/30/08                                  1,000,000      986,885
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     STEEL WIRE AND RELATED PRODUCTS (0.7%)
     Hubbell, Inc., 6.375%, 5/15/12                     1,000,000    1,108,979
--------------------------------------------------------------------------------

     TOILET PREPARATIONS (1.4%)
     Estee Lauder, Inc.,
        5.75%, 10/15/33                                 1,250,000    1,280,554
     The Gillette Co., 2.50%, 6/1/08                    1,000,000      984,812
--------------------------------------------------------------------------------
     TOTAL                                                           2,265,366
--------------------------------------------------------------------------------

     WINES AND DISTILLED BEVERAGES (0.6%)
     Brown Forman Corp.,
        3.00%, 3/15/08                                  1,000,000    1,000,888
--------------------------------------------------------------------------------
     TOTAL CORPORATE BONDS
       (COST $44,818,989)                                           46,071,404
--------------------------------------------------------------------------------

     GOVERNMENT (DOMESTIC AND FOREIGN)
       AND AGENCY BONDS (60.3%)
     FEDERAL GOVERNMENT AND AGENCIES (60.3%)
     Aid-Israel, 0.00%, 11/1/24                         1,500,000      489,956
     Federal Home Loan Bank,
        5.54%, 1/8/09                                     300,000      333,569
     Federal Home Loan Mortgage
        Corp., 7.50%, 10/1/27                             107,101      115,499
     Federal National Mortgage
        Association, 5.97%, 10/1/08                       358,621      396,630
     Federal National Mortgage
        Association, 6.22%, 2/1/06                        449,463      475,154
     Federal National Mortgage
        Association, 6.265%, 10/1/08                      232,781      259,379
     Federal National Mortgage
        Association, 6.39%, 4/1/08                        446,175      495,788
     Federal National Mortgage
        Association, 7.36%, 4/1/11                        410,648      485,799
     Federal National Mortgage
        Association, 11.00%, 12/1/12                        4,176        4,790
     Federal National Mortgage
        Association, 11.00%, 9/1/17                        21,723       24,849
     Federal National Mortgage
        Association, 11.00%, 12/1/17                        5,575        6,413
     Federal National Mortgage
        Association, 11.00%, 2/1/18                         9,637       11,075
     Federal National Mortgage
        Association, 11.50%, 4/1/18                         9,649       11,195
     Federal National Mortgage
        Association, 12.00%, 9/1/12                        38,483       44,259
     Federal National Mortgage
        Association, 12.00%, 12/1/12                       11,554       13,443
     Federal National Mortgage
        Association, 12.00%, 9/1/17                         8,011        9,345
     Federal National Mortgage
        Association, 12.00%, 10/1/17                        7,562        8,828

                                                                  March 31, 2004

                                ----------------
                                SELECT BOND FUND
                                ----------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
     Federal National Mortgage
        Association, 12.00%, 12/1/17                        3,784        4,430
     Federal National Mortgage
        Association, 12.00%, 2/1/18                        11,487       13,451
     Federal National Mortgage
        Association, 12.25%, 1/1/18                         6,808        8,006
     Federal National Mortgage
        Association, 12.50%, 4/1/18                         3,881        4,586
     Federal National Mortgage
        Association, 13.00%, 11/1/12                        6,928        8,170
     Federal National Mortgage
        Association, 13.00%, 11/1/17                       10,303       12,290
     Federal National Mortgage
        Association, 13.00%, 12/1/17                        3,956        4,705
     Federal National Mortgage
        Association, 13.00%, 2/1/18                        15,317       18,251
     Federal National Mortgage
        Association, 14.00%, 12/1/17                        4,141        5,001
     Government National Mortgage
        Association, 5.50%, 2/15/32                       989,133    1,018,348
     Government National Mortgage
        Association, 7.50%, 6/15/28                        42,487       45,736
     Government National Mortgage
        Association, 8.00%, 12/15/26                       73,471       80,567
     Government National Mortgage
        Association, 8.00%, 7/15/27                        56,061       61,351
     Government National Mortgage
        Association, 11.00%, 1/15/18                       94,871      107,892
     Government National Mortgage
        Association TBA, 4.50%, 4/1/34                  3,572,728    3,496,808
     Housing & Urban Development,
        6.08%, 8/1/13                                     750,000      854,486
     International Bank for
        Reconstruction and
        Development, 0.00%, 3/1/28                      4,250,000    1,122,383
     State of Israel, 7.25%, 12/15/28                   1,000,000    1,134,907
     US Treasury, 1.125%, 6/30/05                         315,000      314,655
     US Treasury, 1.625%, 3/31/05                         260,000      261,229
     US Treasury, 1.625%, 4/30/05                         175,000      175,841
     US Treasury, 1.625%, 9/30/05                         350,000      351,586
     US Treasury, 1.625%, 2/28/06                         200,000      200,312
     US Treasury, 1.75%, 12/31/04                         205,000      206,017
     US Treasury, 1.875%, 11/30/05                        850,000      856,441
     US Treasury, 1.875%, 12/31/05                        665,000      669,650
     US Treasury, 1.875%, 1/31/06                       1,725,000    1,736,456
     US Treasury, 2.00%, 5/15/06                          520,000      524,164
     US Treasury, 2.125%, 10/31/04                        225,000      226,424
     US Treasury, 2.25%, 2/15/07                        9,000,000    9,076,643

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
     US Treasury, 2.375%, 8/15/06                         285,000      289,197
     US Treasury, 2.625%, 5/15/08                       3,260,000    3,279,866
     US Treasury, 2.625%, 3/15/09                       5,715,000    5,673,921
     US Treasury, 3.00%, 2/15/08                        3,760,000    3,848,274
     US Treasury, 3.00%, 2/15/09                        2,115,000    2,137,967
     US Treasury, 3.125%, 9/15/08                         145,000      148,121
     US Treasury, 3.25%, 8/15/07                        9,000,000    9,318,869
     US Treasury, 3.25%, 1/15/09                        1,250,000    1,278,565
     US Treasury, 3.375%, 11/15/08                        275,000      283,358
     US Treasury, 4.125%, 2/15/14                       5,110,000    5,177,069
     US Treasury, 4.25%, 11/15/13                         125,000      129,302
     US Treasury, 5.375%, 2/15/31                         985,000    1,073,650
     US Treasury, 5.50%, 5/15/09                        1,125,000    1,270,854
     US Treasury, 5.75%, 11/15/05                       2,104,000    2,250,539
     US Treasury, 6.00%, 8/15/09                        6,150,000    7,097,727
     US Treasury, 6.50%, 5/15/05                       10,115,000   10,710,439
     US Treasury Inflation Index
        Bond, 3.375%, 1/15/07                           8,496,813    9,364,081
     US Treasury Inflation Index
        Bond, 3.625%, 1/15/08                           2,475,749    2,802,045
     US Treasury Inflation Index
        Bond, 3.875%, 4/15/29                             675,834      932,440
     US Treasury Stripped,
        0.00%, 8/15/27                                  5,500,000    1,641,833
     US Treasury Stripped,
        0.00%, 5/15/30                                  4,610,000    1,208,982
     Vendee Mortgage Trust,
        Series 1998-3, Class E,
        6.50%, 3/15/29                                    250,000      262,882
     Vendee Mortgage Trust,
        Series 1999-1, Class 2IO,
        0.175%, 1/15/29 IO                             28,405,042      125,491
--------------------------------------------------------------------------------
     TOTAL GOVERNMENT
       (DOMESTIC AND FOREIGN)
       AND AGENCY BONDS
       (COST $94,799,530)                                           96,092,229
--------------------------------------------------------------------------------

     MORTGAGE-BACKED AND
       ASSET-BACKED SECURITIES (4.1%)
     COMMERCIAL MORTGAGES (3.6%)
(b)  Asset Securitization Corp.,
        Series 1997-D5, Class A3,
        7.114%, 2/14/41                                   450,000      446,445
     Chase Commercial Mortgage
        Securities Corp., Series 1997-2,
        Class A2, 6.60%, 11/19/07                         486,726      531,952

                                ----------------
                                SELECT BOND FUND
                                ----------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     COMMERCIAL MORTGAGES (CONTINUED)
     Chase Commercial Mortgage
        Securities Corp., Series 1997-2,
        Class B, 6.60%, 11/19/07                          500,000      561,111
     Commercial Mortgage Acceptance
        Corp., Series 1997-ML1, Class B,
        6.64%, 12/15/30                                   500,000      552,330
     Credit Suisse First Boston Mortgage
        Securities Corp., Series 1997-C1,
        Class A2, 7.26%, 6/20/29 144A                     212,893      236,483
     Credit Suisse First Boston Mortgage
        Securities Corp., Series 1997-C1,
        Class B, 7.28%, 6/20/29 144A                      250,000      282,100
     Criimi Mae Commercial Mortgage
        Trust, Series 1998-C1, Class A1,
        7.00%, 11/2/06                                    474,065      481,461
     Criimi Mae Commercial Mortgage
        Trust, Series 1998-C1, Class B,
        7.00%, 11/2/11 144A                               600,000      603,119
     DLJ Commercial Mortgage Corp.,
        Series 1998-CF1, Class S,
        0.70%, 1/15/18 IO                              18,287,956      553,088
     DLJ Mortgage Acceptance
        Corp., Series 1997-CF2,
        Class S, 0.35%, 10/15/30
        IO 144A                                        24,072,616      452,753
     Midland Realty Acceptance
        Corp., Series 1996-C2, Class
        AEC, 1.35%, 1/25/29 IO 144A                     6,051,662      210,952
     Mortgage Capital Funding, Inc.,
        Series 1997-MC1, Class A3,
        7.29%, 3/20/27                                    319,283      341,910
     Nomura Asset Securities Corp.,
        Series 1998-D6, Class A2,
        6.99%, 3/15/30                                    200,000      239,243
     RMF Commercial Mortgage
        Pass-Through, Series 1997-1,
        Class F, 7.47%, 1/15/19                           400,000      217,600
--------------------------------------------------------------------------------
     TOTAL                                                           5,710,547
--------------------------------------------------------------------------------

     CREDIT CARD ASSET-BACKED (0.0%)
(c)  Heilig-Meyers Master Trust,
        Series 1998-1A, Class A,
        6.125%, 1/20/07 144A                              183,778          115
--------------------------------------------------------------------------------

     FRANCHISE LOAN RECEIVABLES (0.3%)
     Enterprise Mortgage Acceptance
        Co., Series 1998-1, Class IO,
        1.37%, 1/15/23 IO 144A                         10,408,367      429,866
--------------------------------------------------------------------------------

                                                       Shares/$ Par    $ Value
--------------------------------------------------------------------------------
     MOBIL HOME DEALERS (0.2%)
     Mid-State Trust, Series 6,
        Class A3, 7.54%, 7/1/35                           348,796      365,225
--------------------------------------------------------------------------------

     RESIDENTIAL MORTGAGES (0.0%)
(b)  Blackrock Capital Finance L.P.,
        Series 1997-R1, Class B3,
        7.75%, 3/25/37 144A                               182,706       16,444
(b)  Blackrock Capital Finance L.P.,
        Series 1997-R3, Class B3,
        7.25%, 11/25/28 144A                              293,780       14,689
--------------------------------------------------------------------------------
     TOTAL                                                              31,133
--------------------------------------------------------------------------------
     TOTAL MORTGAGE-BACKED AND
       ASSET-BACKED SECURITIES
       (COST $7,271,549)                                             6,536,886
--------------------------------------------------------------------------------

     REVENUE BOND (0.7%)
     MUNICIPAL BONDS - REVENUE  (0.7%)
     Nashville and Davidson County,
        Tennessee Health and
        Educational Facilities Board
        of the Metropolitan Government,
        0.00%, 6/1/21 RB                                2,450,000    1,056,538
--------------------------------------------------------------------------------
     TOTAL REVENUE BOND
       (COST $1,036,129)                                             1,056,538
--------------------------------------------------------------------------------

     MONEY MARKET INVESTMENTS (7.8%)
     FEDERAL GOVERNMENT AND AGENCIES (0.3%)
(b)  Federal Home Loan Bank,
        1.07%, 7/16/04                                    500,000      498,510
--------------------------------------------------------------------------------

     FINANCE SERVICES (3.8%)
(b)  Sheffield Receivables,
        1.02%, 4/7/04                                   3,000,000    2,999,490
(b)  Thunder Bay Funding, Inc.,
        1.02%, 4/26/04                                  3,000,000    2,997,875
--------------------------------------------------------------------------------
     TOTAL                                                           5,997,365
--------------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (3.7%)
(b)  Old Line Funding Corp.,
        1.02%, 4/22/04                                  3,000,000    2,998,215
(b)  UBS Finance LLC,
        1.06%, 4/1/04                                   3,000,000    3,000,000
--------------------------------------------------------------------------------
     TOTAL                                                           5,998,215
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
       (COST $12,494,027)                                           12,494,090
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS (101.8%)
       (COST $160,420,224)(a)                                      162,251,147
--------------------------------------------------------------------------------
     OTHER ASSETS,
       LESS LIABILITIES (-1.8%)                                    (2,834,085)
--------------------------------------------------------------------------------
     TOTAL NET ASSETS (100.0%)                                     159,417,062
================================================================================

                                                                  March 31, 2004

                                ----------------
                                SELECT BOND FUND
                                ----------------

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

     IO - Interest Only Security

(a) At March 31, 2004 the aggregate cost of securities for federal tax purposes was $162,159,834 and the net unrealized appreciation of investments based on that cost was $91,313 which is comprised of $2,569,537 aggregate gross unrealized appreciation and $2,478,224 aggregate gross unrealized depreciation.

(b) All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below:

                                                                 Unrealized
                                   Number of      Expiration    Appreciation
     Issuer                        Contracts         Date      (Depreciation)
--------------------------------------------------------------------------------
     US Long Bond (CBT)
        Commodity Futures
        (Total notional value at
        3/31/04, $13,844,906)         124            6/04         $298,844

(c)  Defaulted Security

     RB = Revenue Bond

     The Accompanying Notes are an Integral Part of the Financial Statements.

                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
--------------------------------------------------------------------------------
ASSETS
Investments, at value(1)                                           $31,110,283
Cash                                                                    99,046
Due from Sale of Securities                                            270,742
Due from Sale of Fund Shares                                           179,115
Due from Investment Advisor                                             12,760
Futures Variation Margin                                                 7,550
Dividends and Interest Receivable                                        4,354
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   31,683,850
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                          287,024
Accrued Expenses                                                        41,875
Due on Redemption of Fund Shares                                        37,674
Accrued Distribution Fees                                                8,054
Accrued Administrative Fees                                              2,601
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 377,228
--------------------------------------------------------------------------------
NET ASSETS                                                         $31,306,622
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital(2)(3)                                    $26,010,276
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                                1,338,820
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                           3,926,176
     Futures Contracts                                                  31,350
--------------------------------------------------------------------------------
NET ASSETS FOR SHARES
  OUTSTANDING(2)                                                   $31,306,622
================================================================================
Per Share of Class A (Based on 1,662,636
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $15.10
================================================================================
     NET ASSET VALUE AND
       REDEMPTION PRICE                                                 $14.38
================================================================================
Per Share of Class B (Based on 431,421
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                 $14.06
================================================================================
Per Share of Class C (Based on 94,315
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                 $14.06
================================================================================

(1)  Investments, at cost                                          $27,184,107
(2)  Shares outstanding                                              2,188,372
(3)  Shares authorized, $.001 par value                            300,000,000

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                             $25,975
  Dividends                                                             34,229
--------------------------------------------------------------------------------
     TOTAL INCOME                                                       60,204
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      214,449
  Transfer Agent Fees                                                  111,493
  Shareholder Servicing Fees                                            63,073
  Distribution Fees:
     Class A                                                            19,728
     Class B                                                            38,006
     Class C                                                             3,212
  Registration Fees                                                     38,631
  Custodian Fees                                                        25,741
  Administrative Fees                                                   25,229
  Audit Fees                                                            17,100
  Shareholder Reporting Fees                                            15,726
  Other Expenses                                                         7,314
  Directors Fees                                                         7,252
  Professional Fees                                                      6,246
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    593,200
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                             (204,291)
       Custodian Fees Paid Indirectly                                    (604)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                388,305
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                       (328,101)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
  Investment Securities                                              2,787,224
  Futures Contracts                                                    270,545
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS)
       ON INVESTMENTS                                                3,057,769
--------------------------------------------------------------------------------
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                           5,437,738
     Futures Contracts                                                  31,350
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) OF INVESTMENTS                                 5,469,088
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                       8,526,857
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                                   $8,198,756
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004
                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                  Year Ended       Year Ended
                                                March 31, 2004   March 31, 2003
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                 $(328,101)        $(209,849)
     Net Realized Gain (Loss) on Investments       3,057,769       (1,187,300)
     Net Unrealized Appreciation
       (Depreciation) of Investments               5,469,088       (3,447,831)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations                8,198,756       (4,844,980)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 892,136 and
       580,561 Shares                             11,541,550         6,401,580
     Payments for 675,728 and 180,198
       Shares Redeemed                           (8,760,522)       (1,936,540)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (216,408 and
          400,363 shares, respectively)            2,781,028         4,465,040
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 174,309 and
       137,926 Shares                              2,150,941         1,530,140
     Payments for 112,202 and 34,595
       Shares Redeemed                           (1,378,002)         (375,357)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund
          Share Transactions (62,107 and
          103,331 shares, respectively)              772,939         1,154,783
--------------------------------------------------------------------------------
  Class C
     Proceeds from Sale of 94,315 and 0 Shares     1,257,351                 -
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class C Fund
          Share Transactions (94,315 and 0
          shares, respectively)                    1,257,351                 -
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS         13,010,074           774,843

NET ASSETS
  Beginning of Period                             18,296,548        17,521,705
--------------------------------------------------------------------------------
  END OF PERIOD                                  $31,306,622       $18,296,548
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                          -------------------------------------------------------------------------
       For the Period
                                                             For the        For the        For the        For the  July 12, 1999(a)
                                                            Year Ended     Year Ended     Year Ended     Year Ended     through
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,     March 31,
throughout the period)                                         2004           2003           2002           2001         2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.11         $13.38         $11.61         $17.59         $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                          (0.15)(b)      (0.12)(b)         (0.11)      (0.13)(b)      (0.08)(c)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 4.42         (3.15)           1.88         (3.36)           8.12
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        4.27         (3.27)           1.77         (3.49)           8.04
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              -              -              -         (0.01)
       Distributions from Realized Gains on Investments              -              -              -         (2.49)         (0.44)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              -              -         (2.49)         (0.45)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $14.38         $10.11         $13.38         $11.61         $17.59
====================================================================================================================================
  TOTAL RETURN(d)                                               42.24%       (24.44)%         15.25%       (20.91)%      81.52%(e)
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $23,913,879    $14,623,002    $13,997,182    $10,110,730    $10,133,996
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  2.21%          2.29%          2.46%          2.36%       3.31%(f)
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.40%          1.40%          1.40%          1.40%       1.40%(f)
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                              (1.16)%        (1.10)%        (0.89)%        (0.79)%     (0.92)%(f)
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       97.52%         48.87%         57.86%         81.87%         89.96%
====================================================================================================================================


(a)  Fund commenced operations on July 12, 1999.

(b)  Calculated based on average shares outstanding.

(c)  Calculated prior to adjustment for certain book and tax income differences.

(d) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(e)  Reflects total return for the period; not annualized.

(f)  Computed on an annualized basis.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           CLASS B
                                                          -------------------------------------------------------------------------
       For the Period
                                                             For the        For the        For the        For the  July 12, 1999(a)
                                                            Year Ended     Year Ended     Year Ended     Year Ended     through
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,     March 31,
throughout the period)                                         2004           2003           2002           2001         2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $9.95         $13.25         $11.58         $17.57         $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                          (0.23)(b)      (0.19)(b)         (0.11)      (0.23)(b)      (0.10)(c)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 4.34         (3.11)           1.78         (3.35)           8.09
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        4.11         (3.30)           1.67         (3.58)           7.99
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized Gains on Investments              -              -              -         (2.41)         (0.42)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              -              -         (2.41)         (0.42)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $14.06          $9.95         $13.25         $11.58         $17.57
====================================================================================================================================
  TOTAL RETURN(d)                                               41.31%       (24.91)%         14.42%       (21.40)%      80.95%(e)
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $6,066,471     $3,673,546     $3,524,523     $2,399,797     $1,892,130
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  2.86%          2.94%          3.11%          3.01%       3.89%(f)
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    2.05%          2.05%          2.05%          2.05%       2.05%(f)
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                              (1.81)%        (1.74)%        (1.54)%        (1.44)%     (1.57)%(f)
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       97.52%         48.87%         57.86%         81.87%         89.96%
====================================================================================================================================

(a)  Fund commenced operations on July 12, 1999.

(b)  Calculated based on average shares outstanding.

(c)  Calculated prior to adjustment for certain book and tax income differences.

(d) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(e)  Reflects total return for the period; not annualized.

(f)  Computed on an annualized basis.

The Accompanying Notes are an Integral Part of the Financial Statements.

                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                  CLASS C
                                                            --------------------
                                                               For the Period
                                                            November 17, 2003(a)
(For a share outstanding                                          through
throughout the period)                                         March 31, 2004
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                  $13.23
     Income from Investment Operations:
       Net Investment Income (Loss)                                  (0.09)(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                         0.92
--------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                0.83
--------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                        $14.06
================================================================================
  TOTAL RETURN(c)                                                     6.27%(d)
================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                         $1,326,272
================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                       3.00%(e)
================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                         2.05%(e)
================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                   (1.81)%(e)
================================================================================
  PORTFOLIO TURNOVER RATE                                            97.52%(f)
================================================================================

(a)  Share Class commenced operations on November 17, 2003.

(b)  Calculated based on average shares outstanding.

(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
(d)  Reflects total return for the period; not annualized.

(e)  Computed on an annualized basis.

(f) Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                          ----------------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
--------------------------------------------------------------------------------
ASSETS
Investments, at value(1)                                          $160,970,261
Cash                                                                    92,556
Due from Sale of Securities                                            392,225
Due from Sale of Fund Shares                                           136,046
Dividends and Interest Receivable                                       35,354
Futures Variation Margin                                                16,500
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  161,642,942
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        1,295,607
Due to Investment Advisor                                               67,642
Accrued Expenses                                                        67,545
Due on Redemption of Fund Shares                                        44,957
Accrued Distribution Fees                                               18,658
Accrued Administrative Fees                                             13,353
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               1,507,762
--------------------------------------------------------------------------------
NET ASSETS                                                        $160,135,180
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital(2)(3)                                   $142,794,772
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                              (9,225,504)
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          26,565,212
     Futures Contracts                                                     700
--------------------------------------------------------------------------------
NET ASSETS FOR SHARES
  OUTSTANDING(2)                                                  $160,135,180
================================================================================
Per Share of Class A (Based on 11,649,483
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $13.42
================================================================================
     NET ASSET VALUE AND
       REDEMPTION PRICE                                                 $12.78
================================================================================
Per Share of Class B (Based on 826,561
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                 $12.25
================================================================================
Per Share of Class C (Based on 93,451
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                 $12.26
================================================================================

(1)  Investments, at cost                                         $134,405,049
(2)  Shares outstanding                                             12,569,495
(3)  Shares authorized, $.001 par value                            300,000,000

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                            $121,566
  Dividends(1)                                                         666,503
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      788,069
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                    1,059,938
  Shareholder Servicing Fees                                           353,205
  Distribution Fees:
     Class A                                                           131,407
     Class B                                                            71,341
     Class C                                                             3,002
  Transfer Agent Fees                                                  172,285
  Administrative Fees                                                  141,282
  Registration Fees                                                     34,550
  Custodian Fees                                                        28,064
  Shareholder Reporting Fees                                            18,670
  Audit Fees                                                            17,100
  Directors Fees                                                         7,252
  Professional Fees                                                      6,244
  Other Expenses                                                         4,734
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                  2,049,074
--------------------------------------------------------------------------------
  Less:
       Expenses Reimbursed by Affiliates                             (147,956)
       Custodian Fees Paid Indirectly                                    (519)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                              1,900,599
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                     (1,112,530)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
  Investment Securities                                              7,385,349
  Futures Contracts                                                    103,602
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS)
       ON INVESTMENTS                                                7,488,951
--------------------------------------------------------------------------------
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          28,322,582
     Futures Contracts                                                  20,425
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) OF INVESTMENTS                                28,343,007
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      35,831,958
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                                  $34,719,428
================================================================================

(1)  Less foreign dividend tax                                          $1,409

The Accompanying Notes are an Integral Part of the Financial Statements.

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                         -----------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                  Year Ended       Year Ended
                                                March 31, 2004   March 31, 2003
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)               $(1,112,530)        $(665,527)
     Net Realized Gain (Loss) on Investments       7,488,951       (8,719,310)
     Net Unrealized Appreciation
       (Depreciation) of Investments              28,343,007       (8,961,417)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations               34,719,428      (18,346,254)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 1,264,400 and
       5,972,553 Shares                           15,093,311        58,915,661
     Payments for 365,217 and 330,286
       Shares Redeemed                           (4,316,777)       (3,435,974)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (899,183 and
          5,642,267 shares, respectively)         10,776,534        55,479,687
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 127,662 and
       143,717 Shares                              1,433,793         1,493,415
     Payments for 141,843 and 123,846
       Shares Redeemed                           (1,606,612)       (1,284,597)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund
          Share Transactions ((14,181) and
          19,871 shares, respectively)             (172,819)           208,818
--------------------------------------------------------------------------------
  Class C
     Proceeds from Sale of 93,451 and 0 Shares     1,106,021                 -
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class C Fund
          Share Transactions (93,451 and 0
          shares, respectively)                    1,106,021                 -
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS         46,429,164        37,342,251

NET ASSETS
  Beginning of Period                            113,706,016        76,363,765
--------------------------------------------------------------------------------
  END OF PERIOD                                 $160,135,180      $113,706,016
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $9.83         $12.93         $13.70         $23.23         $13.73
     Income from Investment Operations:
       Net Investment Income (Loss)                          (0.09)(a)      (0.09)(a)         (0.09)      (0.11)(a)         (0.21)
          Net Realized and Unrealized Gains
          (Losses) on Investments                                 3.04         (3.01)           0.43         (5.69)          11.82
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        2.95         (3.10)           0.34         (5.80)          11.61
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized Gains on Investments              -              -         (1.11)         (3.73)         (2.11)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              -         (1.11)         (3.73)         (2.11)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $12.78          $9.83         $12.93         $13.70         $23.23
====================================================================================================================================
  TOTAL RETURN(c)                                               30.01%       (23.98)%          2.54%       (28.33)%         87.53%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                               $148,862,056   $105,727,923    $66,061,575    $62,587,176    $84,847,655
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  1.40%          1.55%          1.55%          1.45%          1.50%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.30%          1.30%          1.30%          1.30%          1.30%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                              (0.74)%        (0.86)%        (0.61)%        (0.55)%        (0.82)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       71.78%         34.94%         68.02%         63.63%         92.54%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Calculated prior to adjustment for certain book and tax income differences.

(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           CLASS B
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $9.49         $12.55         $13.43         $22.86         $13.58
     Income from Investment Operations:
       Net Investment Income (Loss)                          (0.16)(a)      (0.16)(a)         (0.09)      (0.24)(a)         (0.27)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 2.92         (2.90)           0.32         (5.59)          11.59
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        2.76         (3.06)           0.23         (5.83)          11.32
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized Gains on Investments              -              -         (1.11)         (3.60)         (2.04)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              -         (1.11)         (3.60)         (2.04)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $12.25          $9.49         $12.55         $13.43         $22.86
====================================================================================================================================
  TOTAL RETURN(c)                                               29.08%       (24.38)%          1.75%       (28.78)%         86.13%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $10,127,796     $7,978,093    $10,302,190     $9,644,517    $11,401,550
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  2.05%          2.20%          2.20%          2.10%          2.15%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.95%          1.95%          1.95%          1.95%          1.95%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                              (1.40)%        (1.52)%        (1.26)%        (1.20)%        (1.47)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       71.78%         34.94%         68.02%         63.63%         92.54%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Calculated prior to adjustment for certain book and tax income differences.

(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                  CLASS C
                                                            --------------------
                                                               For the Period
                                                            November 17, 2003(a)
(For a share outstanding                                          through
throughout the period)                                         March 31, 2004
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                  $11.81
     Income from Investment Operations:
       Net Investment Income (Loss)                                  (0.05)(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                         0.50
--------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                0.45
--------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                        $12.26
================================================================================
  TOTAL RETURN(c)                                                     3.81%(d)
================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                         $1,145,328
================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                       2.08%(e)
================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                         1.95%(e)
================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                   (1.13)%(e)
================================================================================
  PORTFOLIO TURNOVER RATE                                            71.78%(f)
================================================================================

(a)  Share Class commenced operations on November 17, 2003.

(b)  Calculated based on average shares outstanding.

(c) Total return includes deductions for management and other Fund expenses; excludes deductionsfor sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)  Reflects total return for the period; not annualized.
(e)  Computed on an annualized basis.

(f) Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

                           -------------------------
                           INTERNATIONAL EQUITY FUND
                           -------------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
--------------------------------------------------------------------------------
ASSETS
Investments, at value(1)                                          $178,278,560
Cash                                                                   121,220
Dividends and Interest Receivable                                      693,966
Due from Sale of Fund Shares                                            21,596
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  179,115,342
--------------------------------------------------------------------------------
LIABILITIES
Due to Investment Advisor                                              128,911
Accrued Expenses                                                        61,922
Due on Sale of Fund Shares                                              18,534
Accrued Administrative Fees                                             15,211
Accrued Distribution Expenses                                           13,126
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 237,704
--------------------------------------------------------------------------------
NET ASSETS                                                        $178,877,638
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital(2)(3)                                   $141,487,724
Undistributed Net Investment Income (Loss)                             153,713
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                              (6,629,336)
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          43,851,987
     Foreign Currency Transactions                                      13,550
--------------------------------------------------------------------------------
NET ASSETS FOR SHARES
  OUTSTANDING                                                     $178,877,638
================================================================================
Per Share of Class A (Based on 18,084,112
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $10.12
================================================================================
     NET ASSET VALUE AND
       REDEMPTION PRICE                                                  $9.64
================================================================================
Per Share of Class B (Based on 471,799
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                  $9.52
================================================================================

(1)  Investments, at cost                                         $134,426,573
(2)  Shares outstanding                                             18,555,911
(3)  Shares authorized, $.001 par value                            300,000,000

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends(1)                                                      $3,812,790
  Interest                                                              97,946
--------------------------------------------------------------------------------
     TOTAL INCOME                                                    3,910,736
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                    1,279,261
  Shareholder Servicing Fees                                           376,253
  Distribution Fees:
     Class A                                                           146,526
     Class B                                                            28,871
  Administrative Fees                                                  150,501
  Custodian Fees                                                        89,773
  Transfer Agent Fees                                                   80,119
  Audit Fees                                                            20,067
  Registration Fees                                                     18,498
  Shareholder Reporting Fees                                            15,855
  Other Expenses                                                        11,915
  Directors Fees                                                         7,252
  Professional Fees                                                      6,238
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                              2,231,129
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                       1,679,607
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                              2,090,624
  Foreign Currency Transactions                                       (45,839)
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS)
       ON INVESTMENTS                                                2,044,785
--------------------------------------------------------------------------------
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          58,584,530
     Foreign Currency Transactions                                    (12,431)
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) OF INVESTMENTS                                58,572,099
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      60,616,884
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                                  $62,296,491
================================================================================

(1)  Less foreign dividend tax                                        $449,953

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                           -------------------------
                           INTERNATIONAL EQUITY FUND
                           -------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                  Year Ended       Year Ended
                                                March 31, 2004   March 31, 2003
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                 $1,679,607          $522,226
     Net Realized Gain (Loss) on Investments       2,044,785       (5,165,700)
     Net Unrealized Appreciation (Depreciation)
       of Investments                             58,572,099      (12,629,241)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations               62,296,491      (17,272,715)
--------------------------------------------------------------------------------
  Distributions to Shareholders from:
     Distributions to Class A Shareholders
       from Net Investment Income                (1,744,425)         (322,212)
     Distributions to Class B Shareholders
       from Net Investment Income                   (21,318)                 -
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions to
          Shareholders                           (1,765,743)         (322,212)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 1,037,205 and
       10,485,624 Shares                           9,099,937        65,319,564
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (187,279 and 46,777 shares, respectively)   1,741,696           321,829
     Payments for 151,268 and 159,353
       Shares Redeemed                           (1,278,735)       (1,162,157)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (1,073,216 and
          10,373,048 shares, respectively)         9,562,898        64,479,236
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 93,522 and
       67,309 Shares                                 800,190           485,941
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (2,246 and 0 shares, respectively)             20,643                 -
     Payments for 113,940 and 58,955
       Shares Redeemed                             (909,406)         (415,903)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund
          Share Transactions ((18,172) and
          8,354 shares, respectively)               (88,573)            70,038
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS         70,005,073        46,954,347

NET ASSETS
  Beginning of Period                            108,872,565        61,918,218
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET
     INVESTMENT INCOME (LOSS) OF $153,713
     AND $285,884, RESPECTIVELY)                $178,877,638      $108,872,565
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                           -------------------------
                           INTERNATIONAL EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $6.22          $8.70          $8.89         $10.49          $9.09
     Income from Investment Operations:
       Net Investment Income (Loss)                            0.10(a)        0.07(a)           0.06        0.10(a)        0.15(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 3.42         (2.51)         (0.21)         (1.13)           1.39
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        3.52         (2.44)         (0.15)         (1.03)           1.54
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.10)         (0.04)         (0.04)         (0.08)         (0.13)
       Distributions from Realized Gains on Investments              -              -              -         (0.49)         (0.01)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.10)         (0.04)         (0.04)         (0.57)         (0.14)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $9.64          $6.22          $8.70          $8.89         $10.49
====================================================================================================================================
  TOTAL RETURN(c)                                               56.65%       (28.10)%        (1.65)%       (10.29)%         16.91%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                               $174,387,093   $105,861,756    $57,773,303    $31,268,590    $34,368,631
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  1.47%          1.66%          1.79%          1.83%          1.86%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.47%          1.65%          1.65%          1.65%          1.65%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                1.13%          0.89%          0.74%          1.02%          1.07%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                        9.66%         17.59%         21.11%         24.74%         23.99%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Calculated prior to adjustment for certain book and tax income differences.

(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                           -------------------------
                           INTERNATIONAL EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           CLASS B
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $6.14          $8.61          $8.82         $10.40          $9.03
     Income from Investment Operations:
       Net Investment Income (Loss)                            0.04(a)        0.01(a)        0.00(b)        0.04(a)        0.07(c)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 3.39         (2.48)         (0.21)         (1.12)           1.39
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        3.43         (2.47)         (0.21)         (1.08)           1.46
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.05)              -              -         (0.01)         (0.08)
       Distributions from Realized Gains on Investments              -              -              -         (0.49)         (0.01)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.05)              -              -         (0.50)         (0.09)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $9.52          $6.14          $8.61          $8.82         $10.40
====================================================================================================================================
  TOTAL RETURN(d)                                               55.86%       (28.69)%        (2.38)%       (10.76)%         16.10%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $4,490,545     $3,010,809     $4,144,915     $4,083,975     $4,060,630
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  2.11%          2.31%          2.44%          2.48%          2.51%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    2.11%          2.30%          2.30%          2.30%          2.30%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                0.52%          0.10%          0.09%          0.37%          0.42%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                        9.66%         17.59%         21.11%         24.74%         23.99%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Amount is less than $0.005.

(c)  Calculated prior to adjustment for certain book and tax income differences.

(d) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                              --------------------
                              INDEX 400 STOCK FUND
                              --------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
--------------------------------------------------------------------------------
ASSETS
Investments, at value(1)                                          $175,252,009
Cash                                                                    83,792
Due from Sale of Securities                                            803,639
Dividends and Interest Receivable                                       99,308
Due from Sale of Fund Shares                                            94,385
Futures Variation Margin                                                35,375
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  176,368,508
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                          645,918
Due to Investment Advisor                                               57,519
Accrued Expenses                                                        53,370
Accrued Distribution Fees                                               15,366
Accrued Administrative Fees                                             14,701
Due on Redemption of Fund Shares                                         8,084
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 794,958
--------------------------------------------------------------------------------
NET ASSETS                                                        $175,573,550
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital(2)(3)                                   $138,254,691
Undistributed Net Investment Income (Loss)                              45,097
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                                1,151,115
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          36,063,622
     Futures Contracts                                                  59,025
--------------------------------------------------------------------------------
NET ASSETS FOR SHARES
  OUTSTANDING(2)                                                  $175,573,550
================================================================================
Per Share of Class A (Based on 13,793,555
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $12.57
================================================================================
  NET ASSET VALUE AND
       REDEMPTION PRICE                                                 $11.97
================================================================================
Per Share of Class B (Based on 884,996
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                 $11.75
================================================================================

(1)  Investments, at cost                                         $139,188,387
(2)  Shares outstanding                                             14,678,551
(3)  Shares authorized, $.001 par value                            300,000,000

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                         $1,664,303
  Interest                                                              90,727
--------------------------------------------------------------------------------
     TOTAL INCOME                                                    1,755,030
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      600,428
  Shareholder Servicing Fees                                           375,181
  Distribution Fees:
     Class A                                                           141,014
     Class B                                                            67,967
  Administrative Fees                                                  150,072
  Transfer Agent Fees                                                   85,040
  Custodian Fees                                                        36,125
  Registration Fees                                                     25,992
  Audit Fees                                                            17,092
  Professional Fees                                                     16,124
  Shareholder Reporting Fees                                            15,499
  Directors Fees                                                         7,252
  Other Expenses                                                         6,086
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                  1,543,872
--------------------------------------------------------------------------------
  Less:
       Expenses Reimbursed by Affiliates                              (59,301)
       Custodian Fees Paid Indirectly                                    (606)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                              1,483,965
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                         271,065
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
  Investment Securities                                              1,268,597
  Futures Contracts                                                  3,177,476
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS)
       ON INVESTMENTS                                                4,446,073
--------------------------------------------------------------------------------
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          50,177,729
     Futures Contracts                                                  77,475
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) OF INVESTMENTS                                50,255,204
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      54,701,277
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING
  FROM OPERATIONS                                                  $54,972,342
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                              --------------------
                              INDEX 400 STOCK FUND
                              --------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                  Year Ended       Year Ended
                                                March 31, 2004   March 31, 2003
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                   $271,065          $111,244
     Net Realized Gain (Loss) on Investments       4,446,073         (999,422)
     Net Unrealized Appreciation
       (Depreciation) of Investments              50,255,204      (18,941,971)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations               54,972,342      (19,830,149)
--------------------------------------------------------------------------------
  Distributions to Shareholders from:
     Distributions to Class A Shareholders
       from Net Investment Income                  (302,655)           (9,894)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments     (1,826,692)       (1,438,180)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments       (113,047)         (189,981)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
       Resulting from Distributions to
       Shareholders                              (2,242,394)       (1,638,055)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 825,911 and
       7,033,649 Shares                            8,704,234        59,623,729
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (186,958 and 165,080 shares, respectively)  2,123,821         1,442,793
     Payments for 171,685 and 312,634
       Shares Redeemed                           (1,834,035)       (2,715,512)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (841,184 and
          6,886,095 shares, respectively)          8,994,020        58,351,010
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 195,898 and
       238,347 Shares                              2,022,812         2,271,624
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (9,497 and 20,491 shares, respectively)       106,052           176,834
     Payments for 227,002 and 104,198
       Shares Redeemed                           (2,260,866)         (892,032)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund
          Share Transactions ((21,607) and
          154,640 shares, respectively)            (132,002)         1,556,426
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS         61,591,966        38,439,232

NET ASSETS
  Beginning of Period                            113,981,584        75,542,352
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET
     INVESTMENT INCOME (LOSS) OF $45,097 AND
     $111,702, RESPECTIVELY)                    $175,573,550      $113,981,584
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                              --------------------
                              INDEX 400 STOCK FUND
                              --------------------

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                          -------------------------------------------------------------------------
       For the Period
                                                             For the        For the        For the        For the  July 12, 1999(a)
                                                            Year Ended     Year Ended     Year Ended     Year Ended     through
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,     March 31,
throughout the period)                                         2004           2003           2002           2001         2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $8.23         $11.09          $9.43         $11.86         $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                            0.02(b)        0.02(b)           0.01        0.07(b)        0.04(c)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 3.88         (2.66)           1.75         (0.89)           1.93
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        3.90         (2.64)           1.76         (0.82)           1.97
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.02)      (0.00)(d)         (0.03)         (0.06)         (0.05)
       Distributions from Realized Gains on Investments         (0.14)         (0.22)         (0.07)         (1.55)         (0.06)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.16)         (0.22)         (0.10)         (1.61)         (0.11)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $11.97          $8.23         $11.09          $9.43         $11.86
====================================================================================================================================
  TOTAL RETURN(e)                                               47.47%       (23.95)%         18.65%        (7.61)%      19.81%(f)
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                               $165,171,643   $106,622,917    $67,265,391    $32,728,623    $32,001,909
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  0.99%          1.17%          1.18%          1.34%       1.61%(g)
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    0.95%          0.95%          0.95%          0.95%       0.95%(g)
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                0.22%          0.24%          0.26%          0.59%       0.55%(g)
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                        8.55%         15.27%         28.82%         45.24%         35.40%
====================================================================================================================================


(a)  Fund commenced operations on July 12, 1999.

(b)  Calculated based on average shares outstanding.

(c)  Calculated prior to adjustment for certain book and tax income differences.

(d)  Amount is less than $0.005.

(e) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(f)  Reflects total return for the period; not annualized.

(g)  Computed on an annualized basis.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                              --------------------
                              INDEX 400 STOCK FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           CLASS B
                                                          -------------------------------------------------------------------------
       For the Period
                                                             For the        For the        For the        For the  July 12, 1999(a)
                                                            Year Ended     Year Ended     Year Ended     Year Ended     through
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,     March 31,
throughout the period)                                         2004           2003           2002           2001         2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $8.12         $11.01          $9.40         $11.84         $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                          (0.04)(b)      (0.04)(b)         (0.01)      (0.01)(b)        0.00(c)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 3.81         (2.63)           1.69         (0.87)           1.93
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        3.77         (2.67)           1.68         (0.88)           1.93
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              -              -         (0.01)         (0.03)
       Distributions from Realized Gains on Investments         (0.14)         (0.22)         (0.07)         (1.55)         (0.06)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.14)         (0.22)         (0.07)         (1.56)         (0.09)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $11.75          $8.12         $11.01          $9.40         $11.84
====================================================================================================================================
  TOTAL RETURN(d)                                               46.46%       (24.41)%         17.88%        (8.13)%      19.38%(e)
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $10,401,907     $7,358,667     $8,276,961     $5,115,830     $3,602,444
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  1.64%          1.82%          1.83%          1.99%       2.24%(f)
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.60%          1.60%          1.60%          1.60%       1.60%(f)
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                              (0.43)%        (0.42)%        (0.39)%        (0.06)%     (0.10)%(f)
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                        8.55%         15.27%         28.82%         45.24%         35.40%
====================================================================================================================================


(a)  Fund commenced operations on July 12, 1999.

(b)  Calculated based on average shares outstanding.

(c)  Calculated prior to adjustment for certain book and tax income differences.

(d) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(e)  Reflects total return for the period; not annualized.

(f)  Computed on an annualized basis.

The Accompanying Notes are an Integral Part of the Financial Statements.

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
--------------------------------------------------------------------------------
ASSETS
Investments, at value(1)                                          $140,448,815
Cash                                                                    89,197
Due from Sale of Securities                                          1,771,370
Dividends and Interest Receivable                                      133,658
Due from Sale of Fund Shares                                            25,645
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  142,468,685
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        1,661,244
Due to Investment Advisor                                               64,746
Accrued Expenses                                                        55,169
Due on Redemption of Fund Shares                                        49,549
Accrued Distribution Fees                                               15,580
Accrued Administrative Fees                                             11,899
Futures Variation Margin                                                 1,500
     TOTAL LIABILITIES                                               1,859,687
--------------------------------------------------------------------------------
NET ASSETS                                                        $140,608,998
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital(2)(3)                                   $123,754,335
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                              (3,773,264)
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          20,635,102
     Futures Contracts                                                 (7,175)
--------------------------------------------------------------------------------
NET ASSETS FOR SHARES
  OUTSTANDING(2)                                                  $140,608,998
================================================================================
Per Share of Class A (Based on 10,336,004
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $13.48
================================================================================
     NET ASSET VALUE AND
       REDEMPTION PRICE                                                 $12.84
================================================================================
Per Share of Class B (Based on 551,081
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                 $12.44
================================================================================
Per Share of Class C (Based on 85,927
 Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                 $12.44
================================================================================

(1)  Investments, at cost                                         $119,813,713
(2)  Shares outstanding                                             10,973,012
(3)  Shares authorized, $.001 par value                            300,000,000

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends(1)                                                      $1,408,965
  Interest                                                              84,893
--------------------------------------------------------------------------------
     TOTAL INCOME                                                    1,493,858
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      969,492
  Shareholder Servicing Fees                                           323,050
  Distribution Fees:
     Class A                                                           122,479
     Class B                                                            47,929
     Class C                                                             2,915
  Administrative Fees                                                  129,220
  Transfer Agent Fees                                                  124,085
  Registration Fees                                                     33,806
  Custodian Fees                                                        18,716
  Shareholder Reporting Fees                                            17,290
  Audit Fees                                                            17,100
  Directors Fees                                                         7,252
  Professional Fees                                                      6,244
  Other Expenses                                                         2,882
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                  1,822,460
--------------------------------------------------------------------------------
  Less:
       Expenses Reimbursed by Affiliates                              (98,515)
       Custodian Fees Paid Indirectly                                    (536)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                              1,723,409
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                       (229,551)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
  Investment Securities                                              6,685,787
  Futures Contracts                                                    812,354
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS)
       ON INVESTMENTS                                                7,498,141
--------------------------------------------------------------------------------
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          18,158,541
     Futures Contracts                                                  26,512
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) OF INVESTMENTS                                18,185,053
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      25,683,194
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                                  $25,453,643
================================================================================

(1)  Less foreign dividend tax                                          $2,209

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                  Year Ended       Year Ended
                                                March 31, 2004   March 31, 2003
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                 $(229,551)         $(94,504)
     Net Realized Gain (Loss) on Investments       7,498,141       (7,390,731)
     Net Unrealized Appreciation (Depreciation)
       of Investments                             18,185,053       (8,296,702)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations               25,453,643      (15,781,937)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 537,315 and
       6,009,393 Shares                            6,483,452        62,978,518
     Payments for 244,566 and 196,038
       Shares Redeemed                           (2,941,829)       (2,224,154)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (292,749 and
          5,813,355 shares, respectively)          3,541,623        60,754,364
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 95,485 and
       139,851 Shares                              1,114,145         1,533,638
     Payments for 71,618 and 87,607
       Shares Redeemed                             (851,946)         (973,672)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund
          Share Transactions (23,867 and
          52,244 shares, respectively)               262,199           559,966
--------------------------------------------------------------------------------
  Class C
     Proceeds from Sale of 85,927 and 0 Shares     1,015,694                 -
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class C Fund
          Share Transactions (85,927 and
          0 shares, respectively)                  1,015,694                 -
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS         30,273,159        45,532,393

NET ASSETS
  Beginning of Period                            110,335,839        64,803,446
--------------------------------------------------------------------------------
  END OF PERIOD                                 $140,608,998      $110,335,839
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.45         $13.80         $13.98         $19.01         $15.86
     Income from Investment Operations:
       Net Investment Income (Loss)                          (0.02)(a)      (0.01)(a)      (0.00)(b)        0.03(a)        0.05(c)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 2.41         (3.34)         (0.17)         (3.64)           4.27
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        2.39         (3.35)         (0.17)         (3.61)           4.32
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              -         (0.01)         (0.03)         (0.06)
       Distributions from Realized Gains on Investments              -              -              -         (1.39)         (1.11)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              -         (0.01)         (1.42)         (1.17)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $12.84         $10.45         $13.80         $13.98         $19.01
====================================================================================================================================
  TOTAL RETURN(d)                                               22.87%       (24.28)%        (1.23)%       (20.06)%         27.78%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                               $132,685,612   $104,964,515    $58,366,236    $53,463,138    $65,591,773
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  1.38%          1.53%          1.55%          1.48%          1.50%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.30%          1.30%          1.30%          1.30%          1.30%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                              (0.14)%        (0.09)%          0.04%          0.17%          0.28%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       42.08%         21.65%         28.67%         28.75%         35.34%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Amount is less than $0.005.

(c)  Calculated prior to adjustment for certain book and tax income differences.

(d) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           CLASS B
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.19         $13.55         $13.81         $18.81         $15.73
     Income from Investment Operations:
       Net Investment Income (Loss)                          (0.09)(a)      (0.08)(a)         (0.01)      (0.08)(a)         (0.05)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 2.34         (3.28)         (0.25)         (3.61)           4.22
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        2.25         (3.36)         (0.26)         (3.69)           4.17
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized Gains on Investments              -              -              -         (1.31)         (1.09)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              -              -         (1.31)         (1.09)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $12.44         $10.19         $13.55         $13.81         $18.81
====================================================================================================================================
  TOTAL RETURN(c)                                               22.08%       (24.80)%        (1.88)%       (20.61)%         27.02%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $6,854,446     $5,371,324     $6,437,210     $6,032,118     $6,301,198
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  2.03%          2.18%          2.20%          2.13%          2.15%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.95%          1.95%          1.95%          1.95%          1.95%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                              (0.79)%        (0.75)%        (0.61)%        (0.48)%        (0.37)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       42.08%         21.65%         28.67%         28.75%         35.34%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Calculated prior to adjustment for certain book and tax income differences.

(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  CLASS C
                                                            --------------------
                                                               For the Period
                                                            November 17, 2003(a)
(For a share outstanding                                          through
throughout the period)                                         March 31, 2004
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                  $11.81
     Income from Investment Operations:
       Net Investment Income (Loss)                                  (0.04)(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                         0.67
--------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                0.63
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $12.44
================================================================================
  TOTAL RETURN(c)                                                     5.33%(d)
================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                         $1,068,940
================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                       2.05%(e)
================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                         1.95%(e)
================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                   (0.91)%(e)
================================================================================
  PORTFOLIO TURNOVER RATE                                            42.08%(f)
================================================================================

     (a)  Share Class commenced operations on November 17, 2003.

     (b)  Calculated based on average shares outstanding.

     (c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

     (d)  Reflects total return for the period; not annualized.

     (e)  Computed on an annualized basis.
     (f) Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                           -------------------------
                           LARGE CAP CORE STOCK FUND
                           -------------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
--------------------------------------------------------------------------------
ASSETS
Investments, at value(1)                                          $139,556,555
Cash                                                                    83,376
Due from Sale of Securities                                          1,782,084
Dividends and Interest Receivable                                      164,612
Due from Sale of Fund Shares                                             3,993
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  141,590,620
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        1,516,840
Due to Investment Advisor                                               76,637
Accrued Expenses                                                        50,068
Due on Redemption of Fund Shares                                        39,135
Accrued Distribution Fees                                               12,267
Accrued Administrative Fees                                             11,859
Futures Variation Margin                                                 2,700
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               1,709,506
--------------------------------------------------------------------------------
NET ASSETS                                                        $139,881,114
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital(2)(3)                                   $134,909,604
Undistributed Net Investment Income (Loss)                              73,522
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                             (17,508,190)
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          22,415,778
     Futures Contracts                                                 (9,600)
--------------------------------------------------------------------------------
NET ASSETS FOR SHARES
  OUTSTANDING(2)                                                  $139,881,114
================================================================================
Per Share of Class A (Based on 15,631,262
  Shares Issued and Outstanding):
     OFFERING PRICE                                                      $9.11
================================================================================
  NET ASSET VALUE AND
       REDEMPTION PRICE                                                  $8.68
================================================================================
Per Share of Class B (Based on 508,353
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                  $8.40
================================================================================

(1)  Investments, at cost                                         $117,140,777
(2)  Shares outstanding                                             16,139,615
(3)  Shares authorized, $.001 par value                            300,000,000

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
INVESTMENT INCOME
--------------------------------------------------------------------------------
Income
  Dividends(1)                                                      $1,811,989
  Interest                                                              73,091
--------------------------------------------------------------------------------
     TOTAL INCOME                                                    1,885,080
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      838,209
  Shareholder Servicing Fees                                           322,364
  Distribution Fees:
     Class A                                                           124,931
     Class B                                                            30,112
  Administrative Fees                                                  128,946
  Transfer Agent Fees                                                   84,217
  Custodian Fees                                                        27,240
  Registration Fees                                                     23,342
  Shareholder Reporting Fees                                            20,198
  Audit Fees                                                            17,603
  Directors Fees                                                         7,247
  Professional Fees                                                      6,302
  Other Expenses                                                         1,204
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                  1,631,915
--------------------------------------------------------------------------------
  Less:
       Expenses Reimbursed by Affiliates                              (58,471)
       Custodian Fees Paid Indirectly                                    (718)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                              1,572,726
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                         312,354
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
  Investment Securities                                              1,214,564
  Futures Contracts                                                    610,304
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS)
       ON INVESTMENTS                                                1,824,868
--------------------------------------------------------------------------------
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          27,549,629
     Futures Contracts                                                  26,850
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) OF INVESTMENTS                                27,576,479
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      29,401,347
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                                  $29,713,701
================================================================================

(1)  Less foreign dividend tax                                          $5,902

The Accompanying Notes are an Integral Part of the Financial Statements.

                           -------------------------
                           LARGE CAP CORE STOCK FUND
                           -------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                  Year Ended       Year Ended
                                                March 31, 2004   March 31, 2003
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                   $312,354          $181,558
     Net Realized Gain (Loss) on Investments       1,824,868      (16,213,086)
     Net Unrealized Appreciation (Depreciation)
       of Investments                             27,576,479       (1,897,881)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations               29,713,701      (17,929,409)
--------------------------------------------------------------------------------
  Distributions to Shareholders from:
     Distributions to Class A Shareholders
       from Net Investment Income                  (309,282)         (119,717)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions to
          Shareholders                             (309,282)         (119,717)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 369,361 and
       9,605,685 Shares                            2,953,129        66,339,815
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (35,974 and 17,124 shares, respectively)      309,016           119,522
     Payments for 166,570 and 180,185
       Shares Redeemed                           (1,349,027)       (1,350,072)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (238,765 and
          9,442,624 shares, respectively)          1,913,118        65,109,265
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 68,962 and 8
       2,988 Shares                                  532,220           613,498
     Payments for 86,610 and 118,972
       Shares Redeemed                             (661,768)         (883,445)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B
          Fund Share Transactions ((17,648) and
          (35,984) shares, respectively)           (129,548)         (269,947)
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS         31,187,989        46,790,192

NET ASSETS
  Beginning of Period                            108,693,125        61,902,933
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET
     INVESTMENT INCOME (LOSS) OF $73,522 AND
     $70,644, RESPECTIVELY)                     $139,881,114      $108,693,125
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                           -------------------------
                           LARGE CAP CORE STOCK FUND
                           -------------------------

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $6.83          $9.52          $9.66         $12.45         $11.96
     Income from Investment Operations:
       Net Investment Income (Loss)                            0.02(a)        0.03(a)           0.01        0.01(a)        0.02(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 1.85         (2.71)         (0.14)         (2.51)           1.14
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        1.87         (2.68)         (0.13)         (2.50)           1.16
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.02)         (0.01)         (0.01)         (0.03)              -
       Distributions from Realized Gains on Investments              -              -              -         (0.26)         (0.67)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.02)         (0.01)         (0.01)         (0.29)         (0.67)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $8.68          $6.83          $9.52          $9.66         $12.45
====================================================================================================================================
  TOTAL RETURN(c)                                               27.38%    (28.11)%(d)        (1.37)%       (20.37)%          9.95%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                               $135,609,525   $105,197,167    $56,672,508    $40,566,183    $51,513,192
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  1.25%          1.39%          1.40%          1.41%          1.44%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.20%          1.20%          1.20%          1.20%          1.20%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                0.26%          0.34%          0.15%          0.07%          0.19%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       28.58%         64.36%         36.63%         45.44%         89.66%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Calculated prior to adjustment for certain book and tax income differences.

(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d) Effective January 31, 2003, Mason Street Advisors assumed day-to-day management of the Fund.

The Accompanying Notes are an Integral Part of the Financial Statements.

                           -------------------------
                           LARGE CAP CORE STOCK FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           CLASS B
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $6.65          $9.31          $9.50         $12.25         $11.85
     Income from Investment Operations:
       Net Investment Income (Loss)                          (0.03)(a)      (0.02)(a)        0.00(b)      (0.07)(a)         (0.04)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 1.78         (2.64)         (0.19)         (2.47)           1.11
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        1.75         (2.66)         (0.19)         (2.54)           1.07
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized Gains on Investments              -              -              -         (0.21)         (0.67)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -              -              -         (0.21)         (0.67)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $8.40          $6.65          $9.31          $9.50         $12.25
====================================================================================================================================
  TOTAL RETURN(d)                                               26.32%    (28.57)%(e)        (2.00)%       (20.89)%          9.28%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $4,271,589     $3,495,958     $5,230,425     $5,195,277     $6,235,397
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  1.90%          2.04%          2.05%          2.06%          2.10%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.85%          1.85%          1.85%          1.85%          1.85%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                              (0.39)%        (0.33)%        (0.50)%        (0.58)%        (0.46)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       28.58%         64.36%         36.63%         45.44%         89.66%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Amount is less than $0.005.

(c)  Calculated prior to adjustment for certain book and tax income differences.

(d) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(e) Effective January 31, 2003, Mason Street Advisors assumed day-to-day management of the Fund.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
--------------------------------------------------------------------------------
ASSETS
Investments, at value(1)                                          $171,383,303
Cash                                                                    57,383
Dividends and Interest Receivable                                      223,953
Due from Sale of Fund Shares                                            38,193
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  171,702,832
--------------------------------------------------------------------------------
LIABILITIES
Due on Redemption of Fund Shares                                        72,114
Accrued Expenses                                                        68,481
Due to Investment Advisor                                               31,865
Accrued Distribution Fees                                               20,540
Accrued Administrative Fees                                             14,565
Futures Variation Margin                                                 5,700
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 213,265
--------------------------------------------------------------------------------
NET ASSETS                                                        $171,489,567
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital(2)(3)                                   $155,953,695
Undistributed Net Investment Income (Loss)                             273,766
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                                (206,649)
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          15,471,655
     Futures Contracts                                                 (2,900)
--------------------------------------------------------------------------------
NET ASSETS FOR SHARES
  OUTSTANDING(2)                                                  $171,489,567
================================================================================
Per Share of Class A (Based on 10,332,443
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $14.68
================================================================================
     NET ASSET VALUE AND
       REDEMPTION PRICE                                                 $13.98
================================================================================
Per Share of Class B (Based on 1,956,806
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                 $13.83
================================================================================

(1)  Investments, at cost                                         $155,911,648
(2)  Shares outstanding                                             12,289,249
(3)  Shares authorized, $.001 par value                            300,000,000

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                         $2,599,178
  Interest                                                              83,567
--------------------------------------------------------------------------------
     TOTAL INCOME                                                    2,682,745
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      468,909
  Shareholder Servicing Fees                                           390,725
  Distribution Fees:
     Class A                                                           131,059
     Class B                                                           189,257
  Transfer Agent Fees                                                  193,799
  Administrative Fees                                                  156,290
  Custodian Fees                                                        36,720
  Registration Fees                                                     25,887
  Shareholder Reporting Fees                                            20,348
  Audit Fees                                                            16,613
  Professional Fees                                                     16,131
  Directors Fees                                                         7,252
  Other Expenses                                                         4,973
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                  1,657,963
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                             (165,495)
       Custodian Fees Paid Indirectly                                    (581)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                              1,491,887
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                       1,190,858
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
  Investment Securities                                                395,964
  Futures Contracts                                                  2,305,227
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS)
       ON INVESTMENTS                                                2,701,191
--------------------------------------------------------------------------------
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          39,031,371
     Futures Contracts                                                 113,419
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) OF INVESTMENTS                                39,144,790
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      41,845,981
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                                  $43,036,839
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                  Year Ended       Year Ended
                                                March 31, 2004   March 31, 2003
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                 $1,190,858          $557,121
     Net Realized Gain (Loss) on Investments       2,701,191       (1,640,263)
     Net Unrealized Appreciation (Depreciation)
       of Investments                             39,144,790      (22,589,748)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations               43,036,839      (23,672,890)
--------------------------------------------------------------------------------
  Distributions to Shareholders from:
     Distributions to Class A Shareholders
       from Net Investment Income                (1,022,781)         (459,432)
     Distributions to Class B Shareholders
       from Net Investment Income                   (42,197)                 -
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions to
          Shareholders                           (1,064,978)         (459,432)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 810,563 and
       7,024,152 Shares                           10,449,460        77,417,033
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (75,017 and 41,224 shares, respectively)    1,017,943           456,759
     Payments for 571,647 and 1,219,680
       Shares Redeemed                           (7,470,497)      (15,102,607)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (313,933 and
          5,845,696 shares, respectively)          3,996,906        62,771,185
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 200,471 and
       298,042 Shares                              2,526,258         3,353,995
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (2,973 and 0 shares, respectively)             40,073                 -
     Payments for 250,164 and 408,801
       Shares Redeemed                           (3,177,767)       (4,606,798)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund
          Share Transactions ((46,720) and
          (110,759) shares, respectively)          (611,436)       (1,252,803)
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS         45,357,331        37,386,060

NET ASSETS
  Beginning of Period                            126,132,236        88,746,176
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET
     INVESTMENT INCOME (LOSS) OF $273,766
     AND $166,801, RESPECTIVELY)                $171,489,567      $126,132,236
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.51         $14.17         $14.33         $19.25         $16.80
     Income from Investment Operations:
       Net Investment Income (Loss)                            0.11(a)        0.10(a)           0.08        0.13(a)        0.10(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 3.46         (3.68)         (0.16)         (4.26)           2.77
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        3.57         (3.58)         (0.08)         (4.13)           2.87
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.10)         (0.08)         (0.08)         (0.13)         (0.13)
       Distributions from Realized Gains on Investments              -              -              -         (0.66)         (0.29)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.10)         (0.08)         (0.08)         (0.79)         (0.42)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $13.98         $10.51         $14.17         $14.33         $19.25
====================================================================================================================================
  TOTAL RETURN(c)                                               34.00%       (25.28)%        (0.55)%       (21.99)%         17.15%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                               $144,419,306   $105,282,622    $59,121,179    $54,600,926    $66,308,048
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  0.96%          1.18%          1.18%          1.10%          1.04%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    0.85%          0.85%          0.85%          0.85%          0.85%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                0.87%          0.90%          0.59%          0.73%          0.57%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                        1.35%         12.65%          1.93%         11.64%         19.61%
====================================================================================================================================

(a)  Calculated based on average shares outstanding.

(b)  Calculated prior to adjustment for certain book and tax income differences.

(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                                           CLASS B
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.41         $14.01         $14.18         $19.02         $16.65
     Income from Investment Operations:
       Net Investment Income (Loss)                            0.03(a)        0.03(a)      (0.00)(b)        0.01(a)         (0.01)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 3.41         (3.63)         (0.17)         (4.17)           2.72
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        3.44         (3.60)         (0.17)         (4.16)           2.71
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.02)              -              -         (0.02)         (0.05)
       Distributions from Realized Gains on Investments              -              -              -         (0.66)         (0.29)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.02)              -              -         (0.68)         (0.34)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $13.83         $10.41         $14.01         $14.18         $19.02
====================================================================================================================================
  TOTAL RETURN(d)                                               33.06%       (25.70)%        (1.20)%       (22.33)%         16.30%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $27,070,261    $20,849,614    $29,624,997    $27,436,153    $31,609,672
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  1.61%          1.83%          1.83%          1.75%          1.72%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.50%          1.50%          1.50%          1.50%          1.50%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                0.22%          0.23%        (0.06)%          0.08%        (0.08)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                        1.35%         12.65%          1.93%         11.64%         19.61%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Amount is less than $0.005.

(c)  Calculated prior to adjustment for certain book and tax income differences.

(d) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
--------------------------------------------------------------------------------
ASSETS
Investments, at value(1)                                          $180,719,018
Cash                                                                    80,544
Dividends and Interest Receivable                                      960,603
Due from Sale of Securities                                            742,821
Due from Sale of Fund Shares                                           301,465
Due from Sale of Foreign Currency                                      142,812
Futures Variation Margin                                                 5,575
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  182,952,838
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        2,439,236
Due to Investment Advisor                                               98,977
Accrued Expenses                                                        89,954
Accrued Distribution Fees                                               24,962
Accrued Administrative Fees                                             15,141
Due on Purchase of Foreign Currency                                      1,301
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               2,669,571
--------------------------------------------------------------------------------
NET ASSETS                                                        $180,283,267
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital(2)(3)                                   $160,374,587
Undistributed Net Investment Income (Loss)                             389,425
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                                (580,809)
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          20,068,213
     Futures Contracts                                                  30,563
     Foreign Currency Transactions                                       1,288
--------------------------------------------------------------------------------
NET ASSETS FOR SHARES
  OUTSTANDING(2)                                                  $180,283,267
================================================================================
Per Share of Class A (Based on 12,308,589
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $13.31
================================================================================
     NET ASSET VALUE AND
       REDEMPTION PRICE                                                 $12.68
================================================================================
Per Share of Class B (Based on 1,822,881
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                 $12.45
================================================================================
Per Share of Class C (Based on 118,181
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                 $12.45
================================================================================

(1)  Investments, at cost                                         $160,650,805
(2)  Shares outstanding                                             14,249,651
(3)  Shares authorized, $.001 par value                            300,000,000

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                          $2,907,469
  Dividends(1)                                                         943,570
--------------------------------------------------------------------------------
     TOTAL INCOME                                                    3,851,039
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                    1,068,017
  Shareholder Servicing Fees                                           381,435
  Distribution Fees:
     Class A                                                           131,879
     Class B                                                           151,606
     Class C                                                             3,313
  Custodian Fees                                                       184,562
  Transfer Agent Fees                                                  154,807
  Administrative Fees                                                  152,492
  Registration Fees                                                     42,784
  Other Expenses                                                        26,717
  Audit Fees                                                            17,620
  Shareholder Reporting Fees                                            17,105
  Directors Fees                                                         7,252
  Professional Fees                                                      6,245
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                  2,345,834
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                             (152,942)
       Custodian Fees Paid Indirectly                                    (918)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                              2,191,974
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                       1,659,065
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                              4,961,092
  Futures Contracts                                                  3,153,765
  Foreign Currency Transactions                                        (1,536)
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS)
       ON INVESTMENTS AND
       FOREIGN CURRENCIES                                            8,113,321
--------------------------------------------------------------------------------
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          21,969,519
     Futures Contracts                                               (103,968)
     Foreign Currency Transactions                                     (2,197)
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
        (DEPRECIATION) OF INVESTMENTS                               21,863,354
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      29,976,675
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING
  FROM OPERATIONS                                                  $31,635,740
================================================================================

(1)  Less foreign dividend tax                                         $45,871

The Accompanying Notes are an Integral Part of the Financial Statements.

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                  Year Ended       Year Ended
                                                March 31, 2004   March 31, 2003
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                 $1,659,065        $1,580,793
     Net Realized Gain (Loss) on Investments       8,113,321       (6,401,638)
     Net Unrealized Appreciation (Depreciation)
       on Investments                             21,863,354       (6,570,046)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations               31,635,740      (11,390,891)
--------------------------------------------------------------------------------
  Distributions to Shareholders from:
     Distributions to Class A Shareholders
       from Net Investment Income                (1,517,038)       (1,358,292)
     Distributions to Class B Shareholders
       from Net Investment Income                  (122,320)         (228,182)
     Distributions to Class C Shareholders
       from Net Investment Income                    (6,028)                 -
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions to
          Shareholders                           (1,645,386)       (1,586,474)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,589,508 and
       5,567,485 Shares                           30,954,047        58,481,298
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (119,026 and 127,473 shares, respectively)  1,472,348         1,325,716
     Payments for 654,760 and 545,535
       Shares Redeemed                           (7,788,555)       (5,856,235)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (2,053,774 and
          5,149,423 shares, respectively)         24,637,840        53,950,779
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 443,243 and
       505,415 Shares                              5,103,827         5,480,540
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (9,842 and 21,490 shares, respectively)       119,677           220,058
     Payments for 228,620 and 193,754
       Shares Redeemed                           (2,690,914)       (2,064,022)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund
          Share Transactions (224,465 and
            333,151 shares, respectively)          2,532,590         3,636,576
--------------------------------------------------------------------------------
  Class C
     Proceeds from Sale of 117,686 and 0 Shares    1,410,718                 -
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (495 and 0 shares, respectively)                6,028                 -
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class C Fund
          Share Transactions (118,181 and
          0 shares, respectively)                  1,416,746                 -
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS         58,577,530        44,609,990

NET ASSETS
  Beginning of Period                            121,705,737        77,095,747
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET
     INVESTMENT INCOME (LOSS) OF $389,425
     AND $371,416, RESPECTIVELY)                $180,283,267      $121,705,737
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.29         $12.14         $12.19         $14.93         $12.49
     Income from Investment Operations:
       Net Investment Income (Loss)                            0.14(a)        0.22(a)           0.27        0.41(a)        0.39(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 2.38         (1.86)         (0.02)         (1.41)           3.41
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        2.52         (1.64)           0.25         (1.00)           3.80
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.13)         (0.21)         (0.30)         (0.40)         (0.37)
       Distributions from Realized Gains on Investments              -              -      (0.00)(c)         (1.34)         (0.99)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.13)         (0.21)         (0.30)         (1.74)         (1.36)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $12.68         $10.29         $12.14         $12.19         $14.93
====================================================================================================================================
  TOTAL RETURN(d)                                               24.55%       (13.49)%          2.12%        (7.55)%         31.38%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                               $156,112,964   $105,530,643    $61,979,437    $54,684,610    $56,394,478
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  1.45%          1.58%          1.52%          1.47%          1.57%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.35%          1.35%          1.35%          1.35%          1.35%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                1.18%          2.03%          2.38%          2.90%          2.90%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       81.55%         82.84%         77.28%        130.37%        115.67%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Calculated prior to adjustment for certain book and tax income differences.

(c)  Amount is less than $0.005.

(d) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           CLASS B
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.12         $11.95         $12.03         $14.76         $12.39
     Income from Investment Operations:
       Net Investment Income (Loss)                            0.06(a)        0.15(a)           0.20        0.32(a)        0.32(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 2.34         (1.83)         (0.05)         (1.39)           3.35
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        2.40         (1.68)           0.15         (1.07)           3.67
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.07)         (0.15)         (0.23)         (0.32)         (0.31)
       Distributions from Realized Gains on Investments              -              -              -         (1.34)         (0.99)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.07)         (0.15)         (0.23)         (1.66)         (1.30)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $12.45         $10.12         $11.95         $12.03         $14.76
====================================================================================================================================
  TOTAL RETURN(c)                                               23.72%       (14.08)%          1.30%        (8.10)%         30.47%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $22,698,541    $16,175,094    $15,116,310    $12,614,937    $11,039,829
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  2.10%          2.23%          2.17%          2.12%          2.22%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    2.00%          2.00%          2.00%          2.00%          2.00%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                0.53%          1.41%          1.73%          2.25%          2.25%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       81.55%         82.84%         77.28%        130.37%        115.67%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Calculated prior to adjustment for certain book and tax income differences.

(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                  CLASS C
                                                            --------------------
                                                               For the Period
                                                            November 17, 2003(a)
(For a share outstanding                                          through
throughout the period)                                         March 31, 2004
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                  $11.83
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.01(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                         0.68
--------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                0.69
--------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                         (0.07)
--------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                           (0.07)
--------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                        $12.45
================================================================================
  TOTAL RETURN(c)                                                     5.83%(d)
================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                         $1,471,762
================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                       2.03%(e)
================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                         2.00%(e)
================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                     0.28%(e)
================================================================================
  PORTFOLIO TURNOVER RATE                                            81.55%(f)
================================================================================

(a)  Share Class commenced operations on November 17, 2003.

(b)  Calculated based on average shares outstanding.

(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)  Reflects total return for the period; not annualized.

(e)  Computed on an annualized basis.

(f) Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

                              --------------------
                              HIGH YIELD BOND FUND
                             ---------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
--------------------------------------------------------------------------------
ASSETS
  Investments, at value(1)                                        $147,679,375
Dividends and Interest Receivable                                    2,869,380
Due from Sale of Securities                                          1,299,854
Due from Sale of Foreign Currency                                      247,925
Due from Sale of Fund Shares                                           168,316
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  152,264,850
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        4,963,670
Due on Redemption of Fund Shares                                       328,411
Due to Investment Advisor                                               72,149
Accrued Expenses                                                        51,679
Accrued Distribution Fees                                               15,833
Accrued Administrative Fees                                             12,408
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               5,444,150
--------------------------------------------------------------------------------
NET ASSETS                                                        $146,820,700
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital(2)(3)                                   $151,374,346
Undistributed Net Investment Income (Loss)                              43,211
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                             (10,896,251)
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                           6,299,394
--------------------------------------------------------------------------------
NET ASSETS FOR SHARES
  OUTSTANDING(2)                                                  $146,820,700
================================================================================
Per Share of Class A (Based on 19,682,073
 Shares Issued and Outstanding):
     OFFERING PRICE                                                      $7.49
================================================================================
  NET ASSET VALUE AND
       REDEMPTION PRICE                                                  $7.13
================================================================================
Per Share of Class B (Based on 746,096
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                  $7.13
================================================================================
Per Share of Class C (Based on 164,932
 Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                  $7.12
================================================================================

(1)  Investments, at cost                                         $141,379,981
(2)  Shares outstanding                                             20,593,101
(3)  Shares authorized, $.001 par value                            300,000,000

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                         $11,205,318
  Dividends                                                            197,106
--------------------------------------------------------------------------------
     TOTAL INCOME                                                   11,402,424
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      996,033
  Shareholder Servicing Fees                                           332,011
  Distribution Fees:
     Class A                                                           127,461
     Class B                                                            37,013
     Class C                                                             2,980
  Administrative Fees                                                  132,755
  Transfer Agent Fees                                                   76,337
  Registration Fees                                                     39,052
  Custodian Fees                                                        33,098
  Audit Fees                                                            18,698
  Shareholder Reporting Fees                                            14,357
  Directors Fees                                                         7,252
  Professional Fees                                                      6,273
  Other Expenses                                                         5,570
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                  1,828,890
--------------------------------------------------------------------------------
  Less:
       Expenses Reimbursed by Affiliates                              (68,312)
       Custodian Fees Paid Indirectly                                    (470)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                              1,760,108
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                       9,642,316
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
  Investment Securities                                             10,026,526
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS)
       ON INVESTMENTS                                               10,026,526
--------------------------------------------------------------------------------
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                           6,946,409
--------------------------------------------------------------------------------
  NET UNREALIZED APPRECIATION
       (DEPRECIATION) OF INVESTMENTS                                 6,946,409
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      16,972,935
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                                  $26,615,251
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                              --------------------
                              HIGH YIELD BOND FUND
                              --------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                  Year Ended       Year Ended
                                                March 31, 2004   March 31, 2003
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                 $9,642,316        $5,567,275
     Net Realized Gain (Loss) on Investments      10,026,526       (6,624,293)
     Net Unrealized Appreciation (Depreciation)
       of Investments                              6,946,409         2,911,073
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations               26,615,251         1,854,055
--------------------------------------------------------------------------------
  Distributions to Shareholders from:
     Distributions to Class A Shareholders
       from Net Investment Income                (9,375,852)       (5,284,155)
     Distributions to Class B Shareholders
       from Net Investment Income                  (330,663)         (334,373)
     Distributions to Class C Shareholders
       from Net Investment Income                   (24,848)                 -
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions to
          Shareholders                           (9,731,363)       (5,618,528)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,479,865 and
       8,609,445 Shares                           16,780,800        52,991,557
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (1,306,044 and 888,672 shares,
       respectively)                               8,909,007         5,476,049
     Payments for 1,242,147 and 242,757
       Shares Redeemed                           (8,626,484)       (1,467,768)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (2,543,762 and
          9,255,360 shares, respectively)         17,063,323        56,999,838
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 215,311 and
       155,322 Shares                              1,465,329           964,734
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (37,676 and 45,128 shares, respectively)      256,924           277,788
     Payments for 186,741 and 87,322
       Shares Redeemed                           (1,283,083)         (533,377)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund
          Share Transactions (66,246 and
          113,128 shares, respectively)              439,170           709,145
--------------------------------------------------------------------------------
  Class C
     Proceeds from Sale of 161,439 and 0 Shares    1,115,924                 -
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (3,493 and 0 shares, respectively)             24,754                 -
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class C Fund
          Share Transactions (164,932 and
          0 shares, respectively)                  1,140,678                 -
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS         35,527,059        53,944,510

NET ASSETS
  Beginning of Period                            111,293,641        57,349,131
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET
     INVESTMENT INCOME (LOSS) OF $43,211 AND
     $43,015, RESPECTIVELY)                     $146,820,700      $111,293,641
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                             ---------------------
                              HIGH YIELD BOND FUND
                             ---------------------

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $6.25          $6.79          $7.49          $7.94          $8.77
     Income from Investment Operations:
       Net Investment Income (Loss)                            0.50(a)        0.57(a)           0.68        0.78(a)        0.85(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 0.88         (0.53)         (0.69)         (0.46)         (0.83)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        1.38           0.04         (0.01)           0.32           0.02
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.50)         (0.58)         (0.69)         (0.77)         (0.85)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.50)         (0.58)         (0.69)         (0.77)         (0.85)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $7.13          $6.25          $6.79          $7.49          $7.94
====================================================================================================================================
  TOTAL RETURN(c)                                               22.79%          1.15%        (0.08)%          4.42%          0.12%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                               $140,330,099   $107,050,590    $53,505,726    $37,065,041    $34,696,895
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  1.35%          1.46%          1.50%          1.55%          1.60%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.30%          1.30%          1.30%          1.30%          1.30%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                7.29%          9.24%          9.66%         10.15%         10.05%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                      199.27%         78.07%         86.85%        127.47%        193.63%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Calculated prior to adjustment for certain book and tax income differences.

(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                              --------------------
                              HIGH YIELD BOND FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           CLASS B
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $6.24          $6.78          $7.49          $7.93          $8.76
     Income from Investment Operations:
       Net Investment Income (Loss)                            0.45(a)        0.53(a)           0.63        0.73(a)        0.80(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 0.90         (0.53)         (0.70)         (0.45)         (0.83)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        1.35              -         (0.07)           0.28         (0.03)
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.46)         (0.54)         (0.64)         (0.72)         (0.80)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.46)         (0.54)         (0.64)         (0.72)         (0.80)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $7.13          $6.24          $6.78          $7.49          $7.93
====================================================================================================================================
  TOTAL RETURN(c)                                               22.19%          0.48%        (0.87)%          3.88%        (0.54)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $5,316,196     $4,243,051     $3,843,405     $3,745,575     $4,622,028
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  2.00%          2.11%          2.15%          2.20%          2.25%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.95%          1.95%          1.95%          1.95%          1.95%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                6.63%          8.64%          9.01%          9.50%          9.40%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                      199.27%         78.07%         86.85%        127.47%        193.63%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.
(b)  Calculated prior to adjustment for certain book and tax income differences.
(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                              --------------------
                              HIGH YIELD BOND FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                  CLASS C
                                                            --------------------
                                                               For the Period
                                                            November 17, 2003(a)
(For a share outstanding                                          through
throughout the period)                                         March 31, 2004
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                   $6.89
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.16(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                         0.23
--------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                0.39
--------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                         (0.16)
--------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                           (0.16)
--------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                         $7.12
================================================================================
  TOTAL RETURN(c)                                                     5.76%(d)
================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                         $1,174,405
================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                       2.03%(e)
================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                         1.95%(e)
================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                     6.20%(e)
================================================================================
  PORTFOLIO TURNOVER RATE                                           199.27%(f)
================================================================================

(a)  Share Class commenced operations on November 17, 2003.

(b)  Calculated based on average shares outstanding.

(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)  Reflects total return for the period; not annualized.
(e)  Computed on an annualized basis.

(f) Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                              -------------------
                              MUNICIPAL BOND FUND
                              -------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
--------------------------------------------------------------------------------
ASSETS
Investments, at value(1)                                          $124,340,456
Cash                                                                    40,977
Dividends and Interest Receivable                                    1,504,715
Due from Sale of Securities                                            163,990
Due from Sale of Fund Shares                                           146,038
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  126,196,176
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        2,811,677
Accrued Expenses                                                        41,154
Due to Investment Advisor                                               20,135
Due on Redemption of Fund Shares                                        14,517
Accrued Distribution Fees                                               11,443
Accrued Administrative Fees                                             10,532
Futures Variation Margin                                                 6,365
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               2,915,823
--------------------------------------------------------------------------------
NET ASSETS                                                        $123,280,353
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital(2)(3)                                   $118,496,440
Undistributed Net Investment Income (Loss)                              34,684
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                                  550,785
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                           4,200,631
     Futures Contracts                                                 (2,187)
--------------------------------------------------------------------------------
NET ASSETS FOR SHARES
  OUTSTANDING(2)                                                  $123,280,353
================================================================================
Per Share of Class A (Based on 10,903,070
 Shares Issued and Outstanding):
     OFFERING PRICE                                                     $11.61
================================================================================
     NET ASSET VALUE AND
       REDEMPTION PRICE                                                 $11.06
================================================================================
Per Share of Class B (Based on 241,794
 Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                 $11.06
================================================================================

(1)  Investments, at cost                                         $120,139,825
(2)  Shares outstanding                                             11,144,864
(3)  Shares authorized, $.001 par value                            300,000,000

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                          $4,553,689
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      354,222
  Shareholder Servicing Fees                                           295,166
  Distribution Fees:
     Class A                                                           114,984
     Class B                                                            23,123
  Administrative Fees                                                  118,067
  Transfer Agent Fees                                                   51,300
  Custodian Fees                                                        32,063
  Registration Fees                                                     26,326
  Audit Fees                                                            18,698
  Shareholder Reporting Fees                                            13,585
  Other Expenses                                                         8,655
  Directors Fees                                                         7,252
  Professional Fees                                                      6,273
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                  1,069,714
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (46,114)
       Custodian Fees Paid Indirectly                                    (839)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                              1,022,761
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                       3,530,928
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
  Investment Securities                                              3,089,683
  Futures Contracts                                                  (866,802)
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS)
       ON INVESTMENTS                                                2,222,881
--------------------------------------------------------------------------------
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                             206,219
     Futures Contracts                                                 127,188
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) OF INVESTMENTS                                   333,407
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                       2,556,288
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                                   $6,087,216
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                              -------------------
                              MUNICIPAL BOND FUND
                              -------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                  Year Ended       Year Ended
                                                March 31, 2004   March 31, 2003
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                    $3,530,928    $2,810,628
     Net Realized Gain (Loss) on Investments          2,222,881       768,377
     Net Unrealized Appreciation (Depreciation)
       on Investments                                   333,407     2,939,858
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations                   6,087,216     6,518,863
--------------------------------------------------------------------------------
  Distributions to Shareholders from:
     Distributions to Class A Shareholders
       from Net Investment Income                (3,457,188)       (2,734,227)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments     (1,665,013)         (835,502)
     Distributions to Class B Shareholders
       from Net Investment Income                   (73,738)          (76,379)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments        (37,736)          (35,025)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions to
          Shareholders                           (5,233,675)       (3,681,133)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 1,256,873 and
       4,382,162 Shares                           13,870,127        48,000,119
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (435,740 and 326,621 shares, respectively)  4,797,295         3,557,784
     Payments for 603,989 and 360,246
       Shares Redeemed                           (6,672,111)       (3,933,241)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (1,088,624 and
          4,348,537 shares, respectively)         11,995,311        47,624,662
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 38,308 and
       184,834 Shares                                423,242         2,029,775
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (8,266 and 7,198 shares, respectively)         91,011            78,591
     Payments for 126,485 and 6,480
       Shares Redeemed                           (1,385,345)          (70,126)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund
          Share Transactions ((79,911) and
          185,552 shares, respectively)            (871,092)         2,038,240
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS         11,977,760        52,500,632

NET ASSETS
  Beginning of Period                            111,302,593        58,801,961
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET
     INVESTMENT INCOME (LOSS) OF $34,684 AND
     $34,874, RESPECTIVELY)                     $123,280,353      $111,302,593
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                              -------------------
                              MUNICIPAL BOND FUND
                              -------------------

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.98         $10.50         $10.70         $10.07         $10.63
     Income from Investment Operations:
       Net Investment Income (Loss)                            0.33(a)        0.41(a)           0.44        0.46(a)        0.46(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 0.24           0.61           0.01           0.65         (0.49)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.57           1.02           0.45           1.11         (0.03)
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.33)         (0.42)         (0.45)         (0.46)         (0.46)
       Distributions from Realized Gains on Investments         (0.16)         (0.12)         (0.20)         (0.02)         (0.07)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.49)         (0.54)         (0.65)         (0.48)         (0.53)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $11.06         $10.98         $10.50         $10.70         $10.07
====================================================================================================================================
  TOTAL RETURN(c)                                                5.31%          9.88%          4.26%         11.34%        (0.10)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                               $120,606,013   $107,769,680    $57,372,945    $37,272,578    $33,486,954
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  0.89%          0.93%          1.00%          1.09%          1.14%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    0.85%          0.85%          0.85%          0.85%          0.85%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                3.01%          3.78%          4.14%          4.45%          4.55%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                   814.99%(d)         47.56%        172.55%        140.65%        184.70%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Calculated prior to adjustment for certain book and tax income differences.

(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d) Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238.41% if this trading activity was excluded from the calculation. The Fund's advisor intends to manage interest rate risk in the future through the use of futures contracts and other derivatives-related hedging strategies, many of which would not impact the portfolio turnover rate.

The Accompanying Notes are an Integral Part of the Financial Statements.

                              -------------------
                              MUNICIPAL BOND FUND
                              -------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           CLASS B
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.98         $10.50         $10.70         $10.07        $10.63
     Income from Investment Operations:
       Net Investment Income (Loss)                            0.26(a)        0.34(a)           0.37        0.39(a)       0.40(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 0.24           0.61        0.00(c)           0.65        (0.49)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.50           0.95           0.37           1.04        (0.09)
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.26)         (0.35)         (0.37)         (0.39)        (0.40)
       Distributions from Realized Gains on Investments         (0.16)         (0.12)         (0.20)         (0.02)        (0.07)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.42)         (0.47)         (0.57)         (0.41)        (0.47)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $11.06         $10.98         $10.50         $10.70        $10.07
====================================================================================================================================
  TOTAL RETURN(d)                                                4.62%          9.16%          3.58%         10.62%       (0.75)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $2,674,340     $3,532,913     $1,429,016     $1,077,137      $877,436
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  1.54%          1.58%          1.65%          1.74%         1.78%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.50%          1.50%          1.50%          1.50%         1.50%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                2.39%          3.11%          3.49%          3.80%         3.90%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                   814.99%(e)         47.56%        172.55%        140.65%       184.70%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Calculated prior to adjustment for certain book and tax income differences.

(c)  Amount is less than $0.005.

(d) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(e) Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238.41% if this trading activity was excluded from the calculation. The Fund's advisor intends to manage interest rate risk in the future through the use of futures contracts and other derivatives-related hedging strategies, many of which would not impact the portfolio turnover rate.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                                ----------------
                                SELECT BOND FUND
                                ----------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
--------------------------------------------------------------------------------
ASSETS
Investments, at value(1)                                          $162,251,147
Cash                                                                    15,897
Dividends and Interest Receivable                                    1,389,616
Due from Sale of Fund Shares                                           640,485
Futures Variation Margin                                                85,250
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  164,382,395
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        4,790,947
Due on Redemption of Fund Shares                                        68,715
Accrued Expenses                                                        61,185
Accrued Distribution Fees                                               21,689
Accrued Administrative Fees                                             13,377
Due to Investment Advisor                                                9,420
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               4,965,333
--------------------------------------------------------------------------------
NET ASSETS                                                        $159,417,062
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital(2)(3)                                   $157,814,494
Undistributed Net Investment Income (Loss)                           (633,054)
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                                  105,855
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                           1,830,923
     Futures Contracts                                                 298,844
--------------------------------------------------------------------------------
NET ASSETS FOR SHARES
  OUTSTANDING(2)                                                  $159,417,062
================================================================================
Per Share of Class A (Based on 14,632,042
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $10.51
================================================================================
     NET ASSET VALUE AND
       REDEMPTION PRICE                                                 $10.01
================================================================================
Per Share of Class B (Based on 1,134,443
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                 $10.01
================================================================================
Per Share of Class C (Based on 163,234
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                 $10.01
================================================================================

(1)  Investments, at cost                                         $160,420,224
(2)  Shares outstanding                                             15,929,719
(3)  Shares authorized, $.001 par value                            300,000,000

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                          $5,445,060
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      415,512
  Shareholder Servicing Fees                                           346,260
  Distribution Fees:
     Class A                                                           126,765
     Class B                                                            84,424
     Class C                                                             3,397
  Administrative Fees                                                  138,435
  Transfer Agent Fees                                                  118,258
  Registration Fees                                                     43,875
  Custodian Fees                                                        21,659
  Audit Fees                                                            17,100
  Shareholder Reporting Fees                                            15,056
  Other Expenses                                                        12,982
  Directors Fees                                                         7,252
  Professional Fees                                                      6,273
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                  1,357,248
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                             (104,401)
       Custodian Fees Paid Indirectly                                  (1,871)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                              1,250,976
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                       4,194,084
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
  Investment Securities                                              1,667,924
  Futures Contracts                                                  1,745,879
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS)
       ON INVESTMENTS                                                3,413,803
--------------------------------------------------------------------------------
Net Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                             667,362
     Futures Contracts                                                 298,844
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) OF INVESTMENTS                                   966,206
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                       4,380,009
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                                   $8,574,093
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                ----------------
                                SELECT BOND FUND
                                ----------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                  Year Ended       Year Ended
                                                March 31, 2004   March 31, 2003
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                 $4,194,084        $3,302,520
     Net Realized Gain (Loss) on Investments       3,413,803         2,884,285
     Net Unrealized Appreciation (Depreciation)
       on Investments                                966,206         3,124,154
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations                8,574,093         9,310,959
--------------------------------------------------------------------------------
  Distributions to Shareholders from:
     Distributions to Class A Shareholders
       from Net Investment Income                (4,552,200)       (3,294,847)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments     (3,155,481)       (2,283,307)
     Distributions to Class B Shareholders
       from Net Investment Income                  (331,438)         (258,253)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments       (270,966)         (241,651)
     Distributions to Class C Shareholders
       from Net Investment Income                   (12,193)                 -
     Distributions to Class C Shareholders
       from Net Realized Gain on Investments        (25,631)                 -
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions to
          Shareholders                           (8,347,909)       (6,078,058)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 5,150,075 and
       4,803,836 Shares                           51,527,334        48,020,653
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (722,558 and 347,546 shares, respectively)  7,170,995         3,440,875
     Payments for 2,053,298 and 1,080,930
       Shares Redeemed                          (20,432,726)      (10,565,576)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (3,819,335 and
          4,070,452 shares, respectively)         38,265,603        40,895,952
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 386,136 and
       625,530 Shares                              3,872,660         6,209,129
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (49,193 and 22,794 shares, respectively)      487,949           226,004
     Payments for 310,956 and 113,905
       Shares Redeemed                           (3,101,690)       (1,120,527)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund
          Share Transactions (124,373 and
            534,419 shares, respectively)          1,258,919         5,314,606
--------------------------------------------------------------------------------
  Class C
     Proceeds from Sale of 159,400 and 0 Shares    1,594,079                 -
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (3,834 and 0 shares, respectively)             37,784                 -
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class C Fund
          Share Transactions (163,234 and
          0 shares, respectively)                  1,631,863                 -
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS         41,382,569        49,443,459

NET ASSETS
  Beginning of Period                            118,034,493        68,591,034
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET
     INVESTMENT INCOME (LOSS) OF $(633,054)
     AND $(89,423), RESPECTIVELY)               $159,417,062      $118,034,493
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                                ----------------
                                SELECT BOND FUND
                                ----------------

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $9.98          $9.50          $9.69          $9.13          $9.66
     Income from Investment Operations:
       Net Investment Income (Loss)                            0.31(a)        0.41(a)           0.49        0.61(a)        0.68(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 0.32           0.82           0.05           0.56         (0.47)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.63           1.23           0.54           1.17           0.21
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.36)         (0.45)         (0.49)         (0.61)         (0.63)
       Distributions from Realized Gains on Investments         (0.24)         (0.30)         (0.24)              -         (0.11)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.60)         (0.75)         (0.73)         (0.61)         (0.74)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $10.01          $9.98          $9.50          $9.69          $9.13
====================================================================================================================================
  TOTAL RETURN(c)                                                6.50%         13.19%          5.76%         13.32%          2.26%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                               $146,430,880   $107,952,560    $64,073,225    $41,428,580    $32,388,650
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  0.93%          0.96%          1.04%          1.14%          1.26%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    0.85%          0.85%          0.85%          0.85%          0.85%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                3.08%          4.13%          4.97%          6.57%          6.70%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                      167.56%        213.99%        129.22%        187.60%         92.12%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Calculated prior to adjustment for certain book and tax income differences.

(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                ----------------
                                SELECT BOND FUND
                                ----------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           CLASS B
                                                          -------------------------------------------------------------------------
                                                             For the        For the        For the        For the        For the
                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a share outstanding                                    March 31,      March 31,      March 31,      March 31,      March 31,
throughout the period)                                         2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $9.98          $9.50          $9.69          $9.12          $9.66
     Income from Investment Operations:
       Net Investment Income (Loss)                            0.24(a)        0.34(a)           0.43        0.55(a)        0.60(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                 0.33           0.82           0.05           0.57         (0.46)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.57           1.16           0.48           1.12           0.14
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.30)         (0.38)         (0.43)         (0.55)         (0.57)
       Distributions from Realized Gains on Investments         (0.24)         (0.30)         (0.24)              -         (0.11)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.54)         (0.68)         (0.67)         (0.55)         (0.68)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $10.01          $9.98          $9.50          $9.69          $9.12
====================================================================================================================================
  TOTAL RETURN(c)                                                5.80%         12.46%          5.08%         12.71%          1.49%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $11,352,945    $10,081,933     $4,517,809     $3,154,904     $2,277,324
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                  1.57%          1.61%          1.69%          1.78%          1.90%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                    1.50%          1.50%          1.50%          1.50%          1.50%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                2.44%          3.41%          4.32%          5.92%          6.05%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                      167.56%        213.99%        129.22%        187.60%         92.12%
====================================================================================================================================


(a)  Calculated based on average shares outstanding.

(b)  Calculated prior to adjustment for certain book and tax income differences.

(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  March 31, 2004

                                ----------------
                                SELECT BOND FUND
                                ----------------

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                  CLASS C
                                                            -------------------
                                                               For the Period
                                                            November 17, 2003(a)
(For a share outstanding                                          through
throughout the period)                                         March 31, 2004
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                  $10.04
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.08(b)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                         0.23
--------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                0.31
--------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                         (0.10)
       Distributions from Realized Gains on Investments                 (0.24)
--------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                           (0.34)
--------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                        $10.01
================================================================================
  TOTAL RETURN(c)                                                     3.14%(d)
================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                         $1,633,237
================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                       1.61%(e)
================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                         1.50%(e)
================================================================================
  RATIO OF NET INVESTMENT INCOME
     (LOSS) TO AVERAGE NET ASSETS                                     2.18%(e)
================================================================================
  PORTFOLIO TURNOVER RATE                                           167.56%(f)
================================================================================

(a)  Share Class commenced operations on November 17, 2003.

(b)  Calculated based on average shares outstanding.
(c) Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

(d)  Reflects total return for the period; not annualized.

(e)  Computed on an annualized basis.

(f) Portfolio Turnover Rate is for the Fund for the fiscal year ended March 31, 2004.

The Accompanying Notes are an Integral Part of the Financial Statements.

Notes to Financial Statements

NOTE 1

Mason Street Funds, Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Mason Street Funds consist of the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock, Asset Allocation, High Yield Bond, Municipal Bond and the Select Bond Funds, collectively known as the "Funds." All Funds commenced operations on March 31, 1997, except the Small Cap Growth Stock and the Index 400 Stock Funds, which commenced operations on July 12, 1999.

Each Fund is diversified, except the Index 400 Stock and the Index 500 Stock Funds which are non-diversified. Each Fund offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with a contingent deferred sales charge of 5.0% for redemptions in one year or less, declining to 0% over a period of up to six years. Class B shares are automatically converted to Class A shares two years after the expiration of any contingent deferred sales charge. Effective November 17, 2003, the Small Cap Growth Stock, Aggressive Growth Stock, Growth Stock, Asset Allocation, High Yield Bond and Select Bond Funds issued an additional class of shares: Class C shares with a contingent deferred sales charge of 1.0% for redemptions within a period of eighteen months. Class C shares are automatically converted to Class A shares ten years after the purchase of such Class C shares. Each class of shares has equal rights with respect to voting privileges.

As of March 31, 2004, The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and an affiliate own the following percentages of each
Fund:

                                                                    Percentage
Fund                                                              of Ownership
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                                                12%
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                                               74%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                                  89%
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                                                       82%
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                                          83%
--------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND                                                  91%
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                                       63%
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                      51%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                                       80%
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                        75%
--------------------------------------------------------------------------------
SELECT BOND FUND                                                           49%
--------------------------------------------------------------------------------

During the fiscal year ended March 31, 2004, Northwestern Mutual redeemed $5,500,000 from the Small Cap Growth Stock Fund. During the fiscal years ended March 31, 2004 and 2003, Northwestern Mutual and an affiliate invested into the Funds the following amounts:

Fund                                                    2004              2003
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                       $1,000,000                 -
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                       1,000,000       $52,000,000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                  -        63,300,000
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                                       -        53,500,000
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                  1,000,000        57,500,000
--------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND                                  -        64,800,000
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                       -        66,300,000
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                              1,000,000        36,000,000
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                               1,000,000        45,000,000
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                        -        29,000,000
--------------------------------------------------------------------------------
SELECT BOND FUND                                   1,000,000        16,000,000
--------------------------------------------------------------------------------

NOTE 2

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies are summarized in the following Notes.

NOTE 3

Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Stocks listed on a national or foreign stock exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Stocks listed on the NASDAQ Stock Market, Inc. ("NASDAQ") for which NASDAQ Official Closing Price ("NOCP") is available are valued at the NOCP. If there has been no sale on such exchange or on NASDAQ, the security is valued at the prior day's price. Stocks that are not listed on a national or foreign stock exchange are generally valued at the closing bid price on the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedure is used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations but before the close of the New York Stock Exchange or the market quotations for other reasons do not reflect information material to the value of those securities.

                                                                  March 31, 2004

Generally, money market investments with maturities exceeding 60 days are valued by marking to market on the basis of an average of the most recent bid prices or yields. Generally, money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

NOTE 4

Certain of the Funds may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Funds purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risk may arise from changes in market value of underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Funds do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such foreign exchange rate fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

For federal income tax purposes, net realized and unrealized foreign exchange gains or losses are generally required to be treated as ordinary income.

NOTE 5

The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock, Asset Allocation, Municipal Bond and the Select Bond Funds may invest in futures contracts as an alternative to investing in individual securities and therefore could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).
NOTE 6

The Asset Allocation and Select Bond Funds have entered into mortgage dollar rolls. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. At March 31, 2004, the Asset Allocation Fund had a cost, value and obligation liability of $951,541, $947,608 and $954,083, respectively. At March 31, 2004, the Select Bond Fund had a cost, value and obligation liability of $3,511,322, $3,496,808 and $3,520,700, respectively. The obligation liability is included in the Due on Purchases of Securities. Securities subject to these agreements had a contractual maturity of 4/1/34. The weighted average interest rate was 4.50% for both the Asset Allocation Fund and the Select Bond Fund.

NOTE 7

Income, expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock and Asset Allocation Funds. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds.

For the High Yield Bond, Municipal Bond and Select Bond Funds, income and expenses are allocated daily to each class of shares based on the value of settled shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in a similar manner. Income dividends are declared daily and paid monthly.

Capital gain dividends are declared and distributed annually.

NOTE 8

Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased in the Funds are amortized to interest income over the term of the respective securities using the effective interest method. For financial statement purposes, securities transactions are accounted for on trade date.

The basis for determining cost on sale of securities is identified cost. For the year ended March 31, 2004, transactions in securities other than money market investments were:
                                   Purchases               Sales/Maturities
                           -------------------------   -------------------------
                           U.S. Government             U.S. Government
Fund                          Securities    Other        Securities    Other
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND          -   $26,445,390             -   $22,199,528
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND         -   104,601,345             -    93,187,581
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND            -    21,012,986             -    13,505,710
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                 -    22,236,452             -    12,069,323
--------------------------------------------------------------------------------
GROWTH STOCK FUND                    -    59,645,446             -    50,895,816
--------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND            -    36,534,251             -    34,573,067
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                 -    10,643,921             -     1,996,991
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND      $40,273,922   102,811,287   $23,079,530    86,725,632
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                 -   265,036,034             -   243,562,497
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND        614,940,802   263,123,122   614,940,801   254,271,309
--------------------------------------------------------------------------------
SELECT BOND FUND           146,652,568   111,418,002   119,491,623    98,036,792
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 9
Mason Street Advisors, LLC (a wholly-owned company of Northwestern Mutual) ("MSA") serves as investment advisor to each of the Funds, with the International Equity Fund also being served by a subadviser. Each Fund pays MSA a fee for investment advisory services at an annual rate based on average daily net assets of the Fund according to the following schedule:

Fund                                                                       Fee
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                                              0.85%
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                                             0.75%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                                0.85%
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                                                     0.40%
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                                        0.75%
--------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND                                                0.65%
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                                     0.30%
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                    0.70%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                                     0.75%
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                      0.30%
--------------------------------------------------------------------------------
SELECT BOND FUND                                                         0.30%
--------------------------------------------------------------------------------

Templeton Investment Counsel, Inc. ("Templeton") has been retained under an investment subadvisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Equity Fund. From the investment advisory fees received from the Fund, MSA pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for MSA by Templeton and 0.40% on the combined net assets in excess of $100 million.

Northwestern Mutual Investment Services, LLC (a wholly-owned company of Northwestern Mutual) ("NMIS") serves as the Distributor of the Funds. NMIS is an affiliate of MSA. The Funds have a 12b-1 distribution plan and shareholder services agreement with NMIS pursuant to which they pay an annual fee of 0.35% for Class A shares and 1.00% for Classes B and C shares. This fee is calculated on average daily net assets.

The 0.35% fee for Class A shares is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to NMIS. The 1.00% fee for Classes B and C shares is comprised of a 0.25% shareholder servicing fee and a 0.75% distribution fee paid to NMIS.

NMIS received $944,146 of dealer allowances for the year ended March 31, 2004. NMIS received $220,661 of underwriting concessions from Class A sales charges and $195,428 of contingent deferred sales charges from Class B shares for the year ended March 31, 2004. NMIS attributes approximately $564,946 of fee income from fees earned on Mason Street Funds held in wrap accounts.

                                                                  March 31, 2004

Each Fund also pays the administrator, Northwestern Mutual, a monthly fee at an annual rate of 0.10% plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, insurance premiums, Directors' fees and expenses, and the printing and mailing costs of sending reports and other information to existing shareholders.

The Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. Custodian fees in the accompanying financial statements are reported gross of such reductions which are presented as expense offsets. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements.

MSA, Northwestern Mutual and NMIS have agreed to waive their fees and absorb certain other operating expenses through March 31, 2006, to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund                              Class A           Class B            Class C
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND         1.40%              2.05%             2.05%
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND        1.30%              1.95%             1.95%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND           1.65%              2.30%               N/A
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                0.95%              1.60%               N/A
--------------------------------------------------------------------------------
GROWTH STOCK FUND                   1.30%              1.95%             1.95%
--------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND           1.20%              1.85%               N/A
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                0.85%              1.50%               N/A
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND               1.35%              2.00%             2.00%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                1.30%              1.95%             1.95%
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                 0.85%              1.50%               N/A
--------------------------------------------------------------------------------
SELECT BOND FUND                    0.85%              1.50%             1.50%
--------------------------------------------------------------------------------

MSA, Northwestern Mutual and NMIS have waived the following fees for the year ended March 31, 2004:

                                      Distribution Fees
                                ----------------------------
Fund                             Class A   Class B   Class C   Other     Total
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND       $109       $16       $16  $204,150  $204,291
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND       719         2         5   147,230   147,956
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND            -         -       N/A         -         -
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                 -        62       N/A    59,239    59,301
--------------------------------------------------------------------------------
GROWTH STOCK FUND                  968        44         -    97,503    98,515
--------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND            -         6       N/A    58,465    58,471
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                 -        81       N/A   165,414   165,495
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND            2,353       402         -   150,187   152,942
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND             2,435         -         4    65,873    68,312
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND              2,208         -       N/A    43,906    46,114
--------------------------------------------------------------------------------
SELECT BOND FUND                 2,990       153         -   101,258   104,401
--------------------------------------------------------------------------------

The Small Cap Growth Stock Fund and Aggressive Growth Stock Fund paid commissions on Fund transactions to affiliated brokers in the amount of $3,292 and $18,715, respectively, during the year ended March 31, 2004.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Funds has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which an affiliated broker is a member.

NOTE 10
Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Accordingly, no provisions have been made for federal taxes.

Taxable distributions from net investment income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gain/loss recognition, the reclassification of certain gains or losses from capital to income and differences in premium amortization. The differences between cost amounts for book purposes and tax purposes are due primarily to timing of recognition of certain gains and losses for tax purposes.

It is the policy of each Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

NOTE 11

When applicable, each of the Funds made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended March 31, 2004 and 2003 were as follows:

                                   2004 Distributions     2003 Distributions
                                       Paid From:             Paid From:
                                 ---------------------  ---------------------
                                  Ordinary   Long-term    Ordinary   Long-term
Fund                               Income   Capital Gain   Income   Capital Gain
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND             -           -           -           -
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND            -           -           -           -
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND      $1,765,743           -    $322,212           -
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND              949,711  $1,292,683     550,229  $1,087,826
--------------------------------------------------------------------------------
GROWTH STOCK FUND                       -           -           -           -
--------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND         309,282           -     119,717           -
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND            1,064,978           -     459,432           -
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND           1,645,386           -   1,586,474           -
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND            9,731,363           -   5,618,528           -
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND             5,066,655     167,020   3,571,956     109,177
--------------------------------------------------------------------------------
SELECT BOND FUND                7,030,399   1,317,510   5,837,107     240,951
--------------------------------------------------------------------------------

As of March 31, 2004, the components of the distributable earnings on a tax basis were as follows:

                                                          Undistributed                             Unrealized
                                     Undistributed          Long-term         Accumulated          Appreciation
Fund                                Ordinary Income       Capital Gains          Losses          (Depreciation)*          Total
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                      -          $1,567,788                   -          $3,728,558         $5,296,346
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                     -                   -        $(8,870,691)          26,211,099         17,340,408
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                 $218,973                   -         (6,043,091)          43,214,032         37,389,914
------------------------------------------------------------------------------------------------------------------------------------
INDEX 400 STOCK FUND                       987,034             868,924                   -          35,462,901         37,318,859
------------------------------------------------------------------------------------------------------------------------------------
GROWTH STOCK FUND                                -                   -         (3,621,531)          20,476,194         16,854,663
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND                   73,363                   -        (16,732,171)          21,630,318          4,971,510
------------------------------------------------------------------------------------------------------------------------------------
INDEX 500 STOCK FUND                       273,766             102,357                   -          15,159,749         15,535,872
------------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND                      420,470                   -            (56,457)          19,544,667         19,908,680
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND                       138,966                   -        (10,880,236)           6,187,624        (4,553,646)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND                      1,844,927              64,163                   -           2,874,823          4,783,913
------------------------------------------------------------------------------------------------------------------------------------
SELECT BOND FUND                           947,336             557,264                   -              97,968          1,602,568
------------------------------------------------------------------------------------------------------------------------------------

*Differs from disclosures on Schedules of Investments due primarily to timing of recognition of certain gains and losses for tax purposes.

Certain losses incurred by the Funds after October 31, 2003 are deferred and deemed to have occurred in the next fiscal year for tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains, if any, to the extent permitted by the Internal Revenue Code. A summary of the Funds' post-October losses and capital loss carryovers as of March 31, 2004 is provided below:


Fund                        Post-October Losses
INTERNATIONAL EQUITY FUND         $63,390

                                          Capital Loss Carryovers
                           ----------------------------------------------------
                                                                  Utilized in
Fund                             Amount        Expiration(s)   Fiscal Year 2004
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND        -                 -              $1,314,732
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND   $8,870,691         3/31/11            4,974,197
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND      5,979,701      3/31/10-3/31/11           27,297
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND               -                 -                 279,722
--------------------------------------------------------------------------------
GROWTH STOCK FUND              3,621,531          3/31/11            5,800,000
--------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND      16,732,171     3/31/10-3/31/12                -
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND               -                 -               2,340,406
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND            56,457           3/31/11            6,504,759
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND           10,880,236     3/31/09-3/31/11        7,134,649
--------------------------------------------------------------------------------

                                                                  March 31, 2004

Report of Independent Auditors



       TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
       MASON STREET FUNDS, INC.

       In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, International Equity Fund, Index 400 Stock Fund, Growth Stock Fund, Large Cap Core Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund (constituting Mason Street Funds, Inc., hereafter referred to as the "Funds") at March 31, 2004 and the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


       /s/ PricewaterhouseCoopers LLP

       Milwaukee, Wisconsin
       May 5, 2004

                                                                  March 31, 2004

DISTRIBUTIONS (UNAUDITED)
Dividends distributed during the twelve months which were derived from interest on U.S. government securities which is generally exempt from state income tax are as follows:

--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                      17%
--------------------------------------------------------------------------------
SELECT BOND FUND                                                           48%
--------------------------------------------------------------------------------

For the fiscal year ended March 31, 2004, the Municipal Bond Fund designates 99.98% of its income distributions as exempt interest dividends.

Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentages of ordinary income dividends (including short-term capital gain distributions) paid by each Fund as income qualifying for the dividends received deduction for the year ended March 31, 2004.

--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                                                       92%
--------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND                                                 100%
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                                      100%
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                      29%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                                        2%
--------------------------------------------------------------------------------

For shareholders in the Funds, the percentage of dividend income distributed for the year ended March 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows:

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                                 100%
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                                                      100%
--------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND                                                 100%
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                                      100%
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                      66%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                                        2%
--------------------------------------------------------------------------------

The International Equity Fund paid foreign taxes of $449,953 and recognized $3,020,564 of foreign source income during the taxable year ended March 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0243 per share of foreign taxes paid and $0.1628 of gross income earned from foreign sources in the taxable year ended March 31, 2004.

This data is informational only. Every year in January, shareholders are sent information to facilitate the preparation of their income tax returns.

Director and Officer Information

The names, ages and addresses of the directors and officers, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual Fund complex, are shown below. Effective May 1, 2003, each director shall serve for a twelve-year term commencing May 1, 2003 or until their earlier death, resignation, retirement or removal from office upon the election and qualification of their successors. The statement of additional information contains additional information about Fund directors and is available without charge, upon request, by calling 1-888-627-6678.



INDEPENDENT DIRECTORS                                                 Number of Portfolios
                                                  Length of           in Fund Complex          Other Directorships
Name, Age and Address         Position            Time Served         Overseen by Director     Held
------------------------------------------------------------------------------------------------------------------------------------
William A. McIntosh (65)      Director            Since 1997          29                       MGIC Investment Corporation;
525 Sheridan Road                                                                              Comdisco Holding Company,
Kenilworth, IL 60043                                                                           Inc.
Principal Occupation During Past 5 Years: Financial consulting since 1998; Adjunct Faculty Member, Howard University
------------------------------------------------------------------------------------------------------------------------------------
Martin F. Stein (67)          Director            Since 1996          29                       Koss Corporation
1800 East Capitol Drive
Milwaukee, WI 53211
Principal Occupation During Past 5 Years: Former Chairman of Eyecare One, Inc., which includes Stein Optical and Eye Q optical centers (retail sales of eyewear)
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Holland (62)         Director            Since 2003          29                       Packaging Corporation of
1 North Wacker Drive                                                                           America;
Suite 700                                                                                      Lou Holland Growth Fund
Chicago, IL 60606
Principal Occupation During Past 5 Years:
Managing Partner and Chief Investment Officer, Holland Capital Management, L.P.; Portfolio Manager, Lou Holland Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth L. Majers (45)      Director            Since 2003          29                       None
370 Shadowood Lane
Northfield, IL 60093
Principal Occupation During Past 5 Years: Partner, McDermott, Will & Emery (international law firm)
------------------------------------------------------------------------------------------------------------------------------------
Michael G. Smith (60)         Director            Since 2003          29                       Trustee of Ivy Fund
221 North Adams
Hinsdale, IL 60521
Principal Occupation During Past 5 Years: Private investor; retired since 1999. From 1987 to 1999, Managing Director, Corporate and
Institutional Client Group, Central Region, Merrill Lynch and Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------

OTHER DIRECTORS                                                       Number of Portfolios
                                                  Length of           in Fund Complex          Other Directorships
Name, Age and Address         Position            Time Served         Overseen by Director     Held
------------------------------------------------------------------------------------------------------------------------------------
Stephen N. Graff (69)         Director            Since 1996          29                       Trustee of
805 Lone Tree Road                                                                             Northwestern Mutual
Elm Grove, WI 53122
Principal Occupation During Past 5 Years: Retired Partner, Arthur Andersen LLP (public accountants)
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Zore (58)           Chairman of         Since 2000          29                       Manpower, Inc.;
720 East Wisconsin Avenue     the Board                                                        Trustee of
Milwaukee, WI 53202                                                                            Northwestern Mutual
Principal Occupation During Past 5 Years:
President and Chief Executive Officer of Northwestern Mutual since 2001; President, 2000-2001; prior thereto, Executive Vice
President
------------------------------------------------------------------------------------------------------------------------------------



OFFICERS
                                                  Length of
Name, Age and Address         Position            Time Served
------------------------------------------------------------------------------------------------------------------------------------
Mark G. Doll (54)             President           Since 2003
720 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation During Past 5 Years: Senior Vice President of Northwestern Mutual; President and Director of Mason Street
Advisors, LLC since 2002; Vice President and Assistant Treasurer-Public Markets of Northwestern Investment Management Company, LLC
from 1998 to 2001; prior thereto, Executive Vice President, Investment Advisory Services of Northwestern Mutual Investment Services,
LLC
------------------------------------------------------------------------------------------------------------------------------------
Walter M. Givler (46)         Chief Financial     Since 2003
720 East Wisconsin Avenue     Officer & Treasurer
Milwaukee, WI 53202
Principal Occupation During Past 5 Years: Vice President of Investment Accounting for Northwestern Mutual since 2002; Vice President and Associate Controller, 2002; Associate Controller from 2001 to 2002; Director of New Business, Large Case Division from 1999 to
2001; Director of New Business West/Central from 1997 to 1999
------------------------------------------------------------------------------------------------------------------------------------
Merrill C. Lundberg (63)      Secretary           Since 1996
720 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual
------------------------------------------------------------------------------------------------------------------------------------
Barbara E. Courtney (46)      Controller          Since 1996
720 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002; prior thereto,
Associate Director
------------------------------------------------------------------------------------------------------------------------------------


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

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

This report is authorized for distribution only when preceded or accompanied by a current Prospectus for Mason Street Funds. The Prospectus contains more complete information about investment objectives, risks, sales charges, fees and expenses. You should read the Prospectus carefully and consider these factors before you invest. Shares of Mason Street Funds will fluctuate with market conditions and the value of your investment may be more or less than its cost. For a current Prospectus contact your Northwestern Mutual Investment Services Registered Representative.

"Standard & Poor's," "S&P," "S&P 500," "S&P 500 Index," "Standard & Poor's 500 Index," S&P MidCap 400 Index" and "Standard & Poor's MidCap 400 Index" are trademarks of McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

Northwestern Mutual Investment Services, LLC, Distributor.

Mason Street Funds
P.O. Box 219419
Kansas City, MO  64121-9419
1-888-MASONST (1-888-627-6678)

www.masonstreetfunds.com

94-1002 1197 (REV 0504)

                                     [LOGO]
                                  Mason Street
                                    FUNDS/R

ITEM 2.     CODE OF ETHICS

            As of the end of the period covered by this report the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and principal accounting officer or controller.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

            The Registrant's board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are William A. McIntosh, Louis A. Holland and Michael G. Smith. Each "audit committee financial expert" is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

                                                   FYE               FYE
                                                 MARCH 31,         MARCH 31,
                                                   2003              2004
                                                   ----              ----
            (A) AUDIT FEES

            Audit Fees and Expenses
            of Registrant                       $171,500          $184,900

            (B) AUDIT RELATED FEES              $0                $0



            (C) TAX FEES                        $64,675          $71,828
            Review of dividend declarations
            Review of excise tax calculations
            Non-U.S. tax compliance

            (D) ALL OTHER FEES                  $0               $0

            (E)(1) It is the audit committee's policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant's auditor by (1) the Registrant's investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting the of the Registrant.

                (2) Not applicable.

            (F) Not applicable.

            (G) Aggregate non-audit fees of Registrant     2003          2004
                and related service providers              ----          ----
                                                         $101,000      $127,300

            (H) The Registrant's audit committee has considered whether the auditor's provision of non-audit services to the Registrant's related service providers is compatible with the auditor's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

            Not applicable.

ITEM 9.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not applicable.

ITEM 10.    DISCLOSURE CONTROLS AND PROCEDURES

            (A) The Registrant's Principal Executive Officer and Principal
                Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

            (B) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11.    EXHIBITS

            (a)(1)The code of ethics referred to in the response to Item 2 above is attached as exhibit 11(a)(1).

            (a)(2)Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit 11(a)(2).

            (b) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit 11(b). The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASON STREET FUNDS, INC.


By:   /s/ Mark G. Doll
      -----------------------
      Mark G. Doll, President

Date: May 11, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /s/ Mark G. Doll
      -----------------------
      Mark G. Doll, President

Date: May 11, 2004

By:   /s/ Walter M. Givler
      ---------------------------------
      Walter M. Givler, Vice-President,
      Chief Financial Officer and
      Treasurer

Date: May 11, 2004